UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 9 of its series:

Wells Fargo Adjustable Rate Government Fund, Wells Fargo Conservative Income Fund, Wells Fargo Government Securities Fund, Wells Fargo High Yield Bond Fund, Wells Fargo Core Plus Bond Fund, Wells Fargo Short Duration Government Bond Fund, Wells Fargo Short-Term Bond Fund, Wells Fargo Short-Term High Yield Bond Fund, and Wells Fargo Ultra Short-Term Income Fund.

Date of reporting period: August 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

August 31, 2018

Wells Fargo Adjustable Rate Government Fund

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The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Adjustable Rate Government Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Adjustable Rate Government Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Adjustable Rate Government Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Adjustable Rate Government Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

∎

At a meeting held on May 22-23, 2018, the Board of Trustees of the Fund approved changes to the Fund’s Class A sales charge schedule, effective August 1, 2018. In connection with this change, the net asset value (NAV) breakpoint was lowered from $500,000 to $250,000 and NAV purchases of $250,000 or more redeemed within 12 months of purchase are assessed a contingent deferred sales charge (CDSC) of 0.40%. There is no change for purchase amounts below this breakpoint. Beginning August 1, 2018, any purchases made by a shareholder with an active Letter of Intent (LOI) are subject to the terms of the new load schedule.

∎	At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Adjustable Rate Government Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Michal Stanczyk

Average annual total returns (%) as of August 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESAAX)	6-30-2000	(1.01)	0.02	1.00	0.98	0.43	1.21	0.80	0.74
Class C (ESACX)	6-30-2000	(0.77)	(0.32)	0.45	0.23	(0.32)	0.45	1.55	1.49
Administrator Class (ESADX)	7-30-2010	–	–	–	1.12	0.57	1.35	0.74	0.60
Institutional Class (EKIZX)	10-1-1991	–	–	–	1.26	0.71	1.48	0.47	0.46
Bloomberg Barclays 6-Month Treasury Bill Index[4]	–	–	–	–	1.51	0.65	0.63	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Adjustable Rate Government Fund	7

Growth of $10,000 investment as of August 31, 2018[5]

[1]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Adjustable Rate Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through December 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Bloomberg Barclays 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-Month U.S. Treasury bills. The index follows Bloomberg Barclays’ monthly rebalancing conventions. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Adjustable Rate Government Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2018.

∎

The significant increase in short-term interest rates and flattening of the yield curve over the reporting period caused market expectations for adjustable-rate mortgage (ARM) prepayments to increase, which resulted in widening spreads. This resulted in negative price performance, which detracted from the Fund’s performance.

∎

The Fund’s focus on seasoned ARMs that have already had rate-adjustment resets and an increased allocation to lower-dollar-price floating-rate collateralized mortgage obligations (CMOs) mitigated some of the underperformance. Seasoned ARM securities generally exhibited slower, more stable prepayments compared with ARMs with rate-adjustment resets still pending.

∎	The Fund’s duration during the period remained roughly unchanged at 0.7 years.

Ten largest holdings (%) as of August 31, 2018[6]
FNMA Series 2002-66 Class A3, 4.09%, 4-25-2042	2.00
FNMA Series 2004-W15 Class 3A, 3.96%, 6-25-2044	1.49
GNMA Series 2017-H11 Class FE, 2.84%, 5-20-2067	1.26
FHLMC Series T-67 Class 1A1C, 3.67%, 3-25-2036	1.22
FNMA Series 2006-W01 Class 3A, 3.59%, 10-25-2045	1.21
FNMA Series 2004-W12 Class 2A, 4.02%, 6-25-2044	1.17
FNMA Series 2001-T12 Class A4, 4.23%, 8-25-2041	1.08
FNMA Series 2003-W18 Class 2A, 4.04%, 6-25-2043	0.97
FHLMC Series T-67 Class 2A1C, 3.43%, 3-25-2036	0.95
FHLMC Series T-62 Class 1A1, 2.95%, 10-25-2044	0.89

Economic growth accelerated and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.9% in real terms, which was above the post-financial-crisis average. Business investment was a significant source of strength, rising 4.8% for the 12 months that ended June 30, 2018. Consumer spending was a net contributor to growth, although it failed to keep pace with the business sector. Inventories were a net detractor from GDP growth, while trade and government spending were modestly positive factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 194,000 jobs per month over the period, while the unemployment rate declined to 3.9% at the end of August 2018 from 4.4% a year earlier. Also encouraging was a 0.2% rise in the employment/population ratio since August 2017, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.9% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The CPI7 also rose 2.9% over the past year, which accelerated due in part to higher energy prices.

The U.S. Federal Reserve’s (Fed’s) rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75% reflecting the continuation of its gradual approach to hiking interest rates.

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term maturity instruments. Yields on 2-year Treasuries rose by 130 basis points (bps; 100 bps equal 1.00%) during the period, while 10-year Treasuries were about 75 bps higher. Investment-grade credit spreads tightened rapidly into the start of 2018 after the corporate tax cut was enacted in the U.S. but ended the period slightly wider after trade tensions and heavy supply took their toll on bond prices.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Adjustable Rate Government Fund	9

Portfolio allocation as of August 31, 2018[8]

The Fund was predominantly invested in adjustable-rate residential mortgage securities.

The Fund remains defensively positioned with a significant out-of-benchmark allocation to ARMs and floating-rate CMOs that have frequent rate resets and are predominately indexed to the 1-Year Treasury Constant Maturity Rate and the 12-month London Interbank Offered Rate. Performance during the period lagged the benchmark due to the Fund’s heavy allocation to post-reset ARMs, which underperformed U.S. Treasuries. Spreads in the sector came under pressure as an increase in short-term interest rates combined with a flattening yield curve caused investors to anticipate that prepayments could accelerate as adjustable-rate mortgage holders refinanced into fixed-rate mortgages.

The Fund’s duration remained within a narrow band of 0.65 to 0.75 years during the reporting period. We continued to see value in seasoned ARMs that have already had their rates reset with favorable prepayment characteristics. We also increased the Fund’s positioning in floating-rate CMOs.

We expect modestly above-trend economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters, aided by fiscal stimulus and looser regulations. Real GDP growth in the area of 3% is likely to persist for a period of time, barring some external shock. The biggest risks to the outlook include an escalation in trade tensions and a larger-than-expected slowdown in the Chinese economy.

Please see footnotes on page 7.

10	Wells Fargo Adjustable Rate Government Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,006.25	$3.74	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class C
Actual	$1,000.00	$1,002.45	$7.52	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Administrator Class
Actual	$1,000.00	$1,005.82	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,006.54	$2.33	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2018	Wells Fargo Adjustable Rate Government Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 95.53%
FDIC Series 2010-S2 Class 3A (1 Month LIBOR +0.70%) 144A±	2.78%	12-29-2045	$365,448	$366,240
FHLMC (11th District Cost of Funds +1.25%) ±	2.00	5-1-2019	1,326	1,321
FHLMC (10 Year Treasury Constant Maturity -0.85%) ±	2.01	3-15-2024	384,036	381,291
FHLMC (11th District Cost of Funds +1.25%) ±	2.06	1-1-2030	2,914	2,866
FHLMC (11th District Cost of Funds +1.25%) ±	2.06	1-1-2030	2,421	2,396
FHLMC (11th District Cost of Funds +1.25%) ±	2.06	7-1-2030	145,528	143,553
FHLMC (11th District Cost of Funds +1.25%) ±	2.13	9-1-2018	11	11
FHLMC (11th District Cost of Funds +1.25%) ±	2.15	2-1-2019	841	838
FHLMC (11th District Cost of Funds +1.25%) ±	2.15	2-1-2035	178,420	176,207
FHLMC (11th District Cost of Funds +1.44%) ±	2.17	6-1-2020	6,579	6,548
FHLMC (11th District Cost of Funds +1.36%) ±	2.17	10-1-2030	4,900	4,877
FHLMC (11th District Cost of Funds +1.76%) ±	2.51	1-1-2022	3,847	3,840
FHLMC (1 Year Treasury Constant Maturity +0.71%) ±	2.61	4-1-2030	56,102	56,309
FHLMC (11th District Cost of Funds +1.88%) ±	2.64	6-1-2019	12,737	12,706
FHLMC (11th District Cost of Funds +1.25%) ±	2.69	11-1-2030	138,763	139,424
FHLMC (11th District Cost of Funds +1.86%) ±	2.72	3-1-2025	97,867	97,827
FHLMC (11th District Cost of Funds +2.05%) ±	2.81	6-1-2029	105,676	106,635
FHLMC (11th District Cost of Funds +2.25%) ±	3.00	8-1-2019	4,820	4,820
FHLMC (11th District Cost of Funds +1.53%) ±	3.03	6-1-2019	1,467	1,467
FHLMC (12 Month Treasury Average +1.90%) ±	3.12	5-1-2028	214,530	221,434
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.19	4-1-2032	86,398	87,768
FHLMC (11th District Cost of Funds +2.39%) ±	3.20	6-1-2021	38,751	38,906
FHLMC (1 Year Treasury Constant Maturity +1.99%) ±	3.24	11-1-2034	295,921	309,915
FHLMC (1 Year Treasury Constant Maturity +2.01%) ±	3.26	6-1-2020	250	249
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	3.36	3-1-2025	46,463	47,871
FHLMC (1 Year Treasury Constant Maturity +1.88%) ±	3.37	5-1-2035	301,090	314,214
FHLMC (1 Year Treasury Constant Maturity +2.02%) ±	3.39	5-1-2020	109	109
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	3.45	8-1-2034	876,937	922,672
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.46	10-1-2033	297,077	313,905
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.47	10-1-2033	1,144,278	1,206,303
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.47	10-1-2033	692,345	731,557
FHLMC (12 Month LIBOR +1.73%) ±	3.48	1-1-2035	414,413	436,476
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.48	9-1-2033	178,091	187,921
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.48	12-1-2033	496,930	518,044
FHLMC (12 Month LIBOR +1.74%) ±	3.49	12-1-2036	381,669	399,965
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.50	10-1-2034	1,425,000	1,508,425
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	3.52	5-1-2025	66,177	66,964
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	3.52	11-1-2029	40,245	40,779
FHLMC (12 Month LIBOR +1.78%) ±	3.53	11-1-2035	398,029	419,111
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.53	5-1-2034	84,192	89,047
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.55	1-1-2036	1,355,502	1,428,683
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	3.58	5-1-2031	112,648	117,656
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.58	1-1-2037	144,168	151,636
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.59	1-1-2035	343,617	360,910
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.59	4-1-2036	495,040	519,572
FHLMC (1 Year Treasury Constant Maturity +2.20%) ±	3.60	12-1-2034	426,784	447,676
FHLMC (1 Year Treasury Constant Maturity +2.05%) ±	3.61	1-1-2030	16,846	17,345
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	3.61	11-1-2029	155,452	159,711
FHLMC (1 Year Treasury Constant Maturity +2.02%) ±	3.62	5-1-2020	48	47
FHLMC (1 Year Treasury Constant Maturity +2.18%) ±	3.62	6-1-2036	942,713	991,432

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.64%	11-1-2022	$80,789	$82,639
FHLMC (2 Year Treasury Constant Maturity +2.44%) ±	3.64	8-1-2029	100,825	103,403
FHLMC (12 Month LIBOR +1.75%) ±	3.65	2-1-2037	213,074	223,925
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.65	1-1-2033	496,193	518,025
FHLMC (1 Year Treasury Constant Maturity +2.30%) ±	3.66	11-1-2035	1,101,631	1,164,135
FHLMC (11th District Cost of Funds +2.26%) ±	3.66	12-1-2025	20,910	21,073
FHLMC (12 Month LIBOR +1.67%) ±	3.67	8-1-2035	143,536	146,213
FHLMC (12 Month Treasury Average +2.37%) ±	3.67	6-1-2028	93,036	94,975
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	3.69	2-1-2034	1,432,989	1,512,787
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.69	7-1-2034	136,609	144,094
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	3.69	7-1-2031	175,921	185,422
FHLMC (1 Year Treasury Constant Maturity +2.41%) ±	3.69	12-1-2032	279,147	292,293
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	3.70	11-1-2027	462,586	483,685
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.70	2-1-2036	891,554	935,807
FHLMC (1 Year Treasury Constant Maturity +2.05%) ±	3.70	8-1-2033	1,413,955	1,466,962
FHLMC (12 Month LIBOR +1.76%) ±	3.70	5-1-2037	1,181,184	1,237,368
FHLMC (5 Year Treasury Constant Maturity +2.13%) ±	3.71	8-1-2029	9,062	9,002
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.71	2-1-2034	949,244	989,129
FHLMC (12 Month LIBOR +1.98%) ±	3.73	11-1-2032	114,608	116,678
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.73	2-1-2034	480,613	504,331
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.73	9-1-2033	773,567	816,330
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.75	2-1-2034	571,153	604,106
FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	3.76	6-1-2033	462,537	482,262
FHLMC (1 Year Treasury Constant Maturity +2.10%) ±	3.77	10-1-2037	1,183,138	1,239,838
FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	3.77	1-1-2037	1,038,254	1,092,490
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.77	2-1-2035	970,621	1,028,364
FHLMC (12 Month LIBOR +1.87%) ±	3.78	9-1-2036	633,925	667,944
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.78	2-1-2036	1,031,272	1,083,714
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.79	7-1-2036	303,431	324,774
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.79	10-1-2036	396,346	417,374
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.79	2-1-2036	733,581	773,746
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.79	10-1-2036	410,632	432,075
FHLMC (1 Year Treasury Constant Maturity +2.55%) ±	3.80	9-1-2029	126,869	128,307
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	3.81	9-1-2038	621,177	644,798
FHLMC (5 Year Treasury Constant Maturity +2.44%) ±	3.82	8-1-2027	34,943	34,966
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	3.82	2-1-2029	2,226	2,217
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.82	6-1-2030	31,567	32,073
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.82	9-1-2031	67,074	67,949
FHLMC (1 Year Treasury Constant Maturity +1.55%) ±	3.82	7-1-2030	3,794	3,781
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	3.82	6-1-2035	993,565	1,049,216
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.82	8-1-2035	430,528	452,696
FHLMC (12 Month LIBOR +1.81%) ±	3.82	5-1-2039	788,100	826,203
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.83	11-1-2036	903,793	951,198
FHLMC (6 Month LIBOR +1.66%) ±	3.84	6-1-2037	406,629	419,212
FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	3.84	11-1-2036	989,761	1,041,770
FHLMC (12 Month Treasury Average +2.46%) ±	3.85	10-1-2029	101,528	103,434
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.85	1-1-2028	17,518	18,235
FHLMC (1 Year Treasury Constant Maturity +2.02%) ±	3.86	12-1-2035	539,586	562,854
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.87	3-1-2034	695,000	725,931
FHLMC (12 Month LIBOR +1.93%) ±	3.87	4-1-2035	940,293	992,824

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Adjustable Rate Government Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.87%	3-1-2027	$91,475	$92,789
FHLMC (6 Month LIBOR +1.70%) ±	3.87	1-1-2037	1,092,781	1,135,782
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.88	4-1-2037	519,246	546,273
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	3.88	10-1-2033	1,712,992	1,798,299
FHLMC (6 Month LIBOR +1.42%) ±	3.88	2-1-2037	6,160	6,338
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.89	4-1-2034	434,353	450,841
FHLMC (12 Month LIBOR +1.84%) ±	3.89	4-1-2035	1,352,416	1,425,072
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	3.89	5-1-2032	211,675	209,254
FHLMC (1 Year Treasury Constant Maturity +2.30%) ±	3.90	3-1-2037	321,212	337,302
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	3.90	6-1-2035	489,904	518,172
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.91	3-1-2034	766,536	799,950
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	3.91	7-1-2038	606,867	640,356
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	3.92	1-1-2037	1,558,443	1,646,660
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.94	2-1-2036	1,003,122	1,056,496
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.94	7-1-2037	499,132	525,973
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.94	4-1-2038	991,222	1,042,984
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.94	7-1-2031	968,600	996,950
FHLMC (1 Year Treasury Constant Maturity +2.30%) ±	3.95	1-1-2036	543,383	573,235
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.95	5-1-2038	851,926	893,737
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.96	8-1-2035	1,680,952	1,771,917
FHLMC (1 Year Treasury Constant Maturity +2.18%) ±	3.96	4-1-2023	176,189	176,778
FHLMC (12 Month LIBOR +1.99%) ±	3.97	7-1-2036	707,251	741,017
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.97	1-1-2034	745,025	780,318
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	3.98	5-1-2034	1,359,071	1,427,159
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.98	9-1-2035	1,356,575	1,427,290
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.98	8-1-2027	5,226	5,268
FHLMC (US Treasury H15 Treasury Bill 6 Month Auction High Discount +1.75%) ±	3.98	1-1-2023	21,883	22,810
FHLMC (12 Month LIBOR +1.87%) ±	3.99	4-1-2037	529,433	556,216
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.99	5-1-2038	1,100,975	1,155,622
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.99	6-1-2035	110,630	116,598
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.99	2-1-2036	613,117	640,657
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	4.00	10-1-2030	1,508,195	1,578,063
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	4.01	7-1-2019	306	304
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	4.01	2-1-2036	517,090	544,747
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.01	1-1-2028	2,406	2,521
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.01	2-1-2031	528,663	553,076
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.01	10-1-2034	871,478	917,783
FHLMC (11th District Cost of Funds +2.57%) ±	4.02	12-1-2025	345,471	360,348
FHLMC (1 Year Treasury Constant Maturity +2.38%) ±	4.03	6-1-2035	1,418,081	1,476,131
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	4.03	9-1-2029	637,792	666,067
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	4.03	2-1-2036	107,687	113,931
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	4.03	4-1-2037	1,369,750	1,444,889
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	4.03	9-1-2032	1,502,824	1,580,156
FHLMC (6 Month LIBOR +2.38%) ±	4.04	2-1-2024	16,222	16,270
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	4.04	9-1-2030	181,163	190,349
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	4.05	7-1-2027	503,779	506,588
FHLMC (12 Month LIBOR +1.91%) ±	4.05	3-1-2032	807,103	847,465
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	4.05	5-1-2037	177,278	185,951
FHLMC (1 Year Treasury Constant Maturity +2.52%) ±	4.05	11-1-2029	103,124	106,114
FHLMC (12 Month LIBOR +1.75%) ±	4.05	4-1-2035	217,624	228,872

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	4.06%	9-1-2033	$679,470	$714,898
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.08	4-1-2034	313,120	326,885
FHLMC (12 Month LIBOR +1.90%) ±	4.10	4-1-2037	564,989	593,666
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.10	6-1-2035	1,521,649	1,617,871
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.11	4-1-2034	335,512	351,524
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	4.12	11-1-2029	620,506	645,190
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.13	5-1-2034	178,298	186,349
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	4.13	8-1-2029	77,873	78,895
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.15	10-1-2024	80,606	83,367
FHLMC (6 Month LIBOR +2.12%) ±	4.17	5-1-2037	62,076	65,125
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.20	5-1-2034	1,149,050	1,203,827
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	4.21	7-1-2034	560,240	582,635
FHLMC (1 Year Treasury Constant Maturity +2.66%) ±	4.21	5-1-2028	215,176	222,485
FHLMC (1 Year Treasury Constant Maturity +2.61%) ±	4.21	9-1-2030	101,705	103,394
FHLMC (12 Month LIBOR +1.77%) ±	4.21	10-1-2036	505,448	530,970
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.23	2-1-2030	30,164	30,489
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.23	5-1-2032	42,588	44,052
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.23	9-1-2038	191,104	195,383
FHLMC (6 Month LIBOR +1.73%) ±	4.23	6-1-2024	6,871	6,881
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	4.23	4-1-2038	1,419,488	1,491,937
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.25	3-1-2036	550,207	575,520
FHLMC (FHLMC National Average Mortgage Contract +3.27%) ±	4.27	2-1-2021	8,898	8,943
FHLMC (12 Month LIBOR +1.75%) ±	4.28	5-1-2033	189,927	200,202
FHLMC (12 Month LIBOR +1.78%) ±	4.31	10-1-2035	1,070,182	1,127,230
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.31	6-1-2030	96,138	97,793
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	4.32	4-1-2029	93,334	94,192
FHLMC (Federal Cost of Funds +2.72%) ±	4.32	4-1-2023	10,867	10,972
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.33	7-1-2029	54,515	56,637
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	4.36	6-1-2035	520,689	544,769
FHLMC (3 Year Treasury Constant Maturity +2.67%) ±	4.36	6-1-2035	900,808	944,212
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.37	11-1-2035	926,630	974,530
FHLMC (6 Month LIBOR +2.08%) ±	4.38	6-1-2026	816,116	837,930
FHLMC (12 Month LIBOR +1.87%) ±	4.39	5-1-2035	155,024	163,837
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.40	6-1-2030	264,000	274,675
FHLMC (12 Month LIBOR +1.75%) ±	4.41	6-1-2033	672,800	705,031
FHLMC (US Treasury H15 Treasury Bill 6 Month Auction High Discount +1.94%) ±	4.44	7-1-2024	30,805	30,572
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	4.44	7-1-2038	1,085,145	1,140,408
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	4.47	7-1-2034	808,504	847,668
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	4.47	8-1-2033	230,559	242,454
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.48	10-1-2025	27,921	27,956
FHLMC (1 Year Treasury Constant Maturity +2.60%) ±	4.48	6-1-2032	139,424	140,897
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.48	11-1-2026	69,010	71,043
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	4.51	10-1-2025	61,534	62,456
FHLMC (12 Month LIBOR +1.77%) ±	4.51	6-1-2035	942,644	994,439
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	4.63	6-1-2025	56,734	57,396
FHLMC	5.00	10-1-2022	8,029	8,199
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	5.50	8-1-2024	217,575	217,729
FHLMC (6 Month LIBOR +3.30%) ±	5.59	11-1-2026	93,355	96,150
FHLMC Series 0020 Class F ±±	2.61	7-1-2029	11,544	11,801
FHLMC Series 1671 Class QA (11th District Cost of Funds +0.95%) ±	1.88	2-15-2024	590,190	600,600

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Adjustable Rate Government Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 1686 Class FE (11th District Cost of Funds +1.10%) ±	2.03%	2-15-2024	$17,662	$18,001
FHLMC Series 1730 Class FA (10 Year Treasury Constant Maturity -0.60%) ±	2.26	5-15-2024	121,237	121,056
FHLMC Series 2315 Class FW (1 Month LIBOR +0.55%) ±	2.61	4-15-2027	80,245	81,236
FHLMC Series 2391 Class EF (1 Month LIBOR +0.50%) ±	2.56	6-15-2031	73,140	73,537
FHLMC Series 2454 Class SL (1 Month LIBOR +8.00%) ±(c)	5.94	3-15-2032	139,888	23,710
FHLMC Series 2461 Class FI (1 Month LIBOR +0.50%) ±	2.56	4-15-2028	102,535	102,932
FHLMC Series 2464 Class FE (1 Month LIBOR +1.00%) ±	3.06	3-15-2032	91,175	93,827
FHLMC Series 2466 Class FV (1 Month LIBOR +0.55%) ±	2.61	3-15-2032	183,163	185,911
FHLMC Series 2538 Class F (1 Month LIBOR +0.60%) ±	2.66	12-15-2032	396,063	401,783
FHLMC Series 3335 Class FT (1 Month LIBOR +0.15%) ±	2.21	8-15-2019	328	328
FHLMC Series 3436 Class A ±±	3.42	11-15-2036	775,406	819,024
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	2.46	11-25-2028	514,557	512,483
FHLMC Series T-16 Class A (1 Month LIBOR +0.35%) ±	2.41	6-25-2029	1,352,778	1,321,789
FHLMC Series T-20 Class A7 (1 Month LIBOR +0.15%) ±	2.36	12-25-2029	2,522,132	2,479,642
FHLMC Series T-21 Class A (1 Month LIBOR +0.18%) ±	2.42	10-25-2029	1,169,955	1,161,946
FHLMC Series T-23 Class A (1 Month LIBOR +0.28%) ±	2.34	5-25-2030	1,518,255	1,517,198
FHLMC Series T-27 Class A (1 Month LIBOR +0.30%) ±	2.36	10-25-2030	1,009,412	1,014,721
FHLMC Series T-30 Class A7 (1 Month LIBOR +0.12%) ±	2.42	12-25-2030	1,087,685	1,054,217
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	2.34	9-25-2031	2,782,698	2,754,292
FHLMC Series T-48 Class 2A ±±	3.96	7-25-2033	2,158,501	2,160,622
FHLMC Series T-54 Class 4A ±±	3.75	2-25-2043	1,502,518	1,490,955
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	61,965	68,526
FHLMC Series T-56 Class 3AF (1 Month LIBOR +1.00%) ±	3.06	5-25-2043	969,316	991,394
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.95	10-25-2044	3,536,189	3,524,283
FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.76	2-25-2045	3,187,097	3,184,617
FHLMC Series T-66 Class 2A1 ±±	3.88	1-25-2036	2,038,368	2,044,140
FHLMC Series T-67 Class 1A1C ±±	3.67	3-25-2036	4,710,012	4,785,682
FHLMC Series T-67 Class 2A1C ±±	3.43	3-25-2036	3,756,343	3,751,716
FHLMC Series T-75 Class A1 (1 Month LIBOR +0.04%) ±	2.10	12-25-2036	984,275	982,276
FNMA (11th District Cost of Funds +1.25%) ±	2.06	4-1-2019	85	85
FNMA (11th District Cost of Funds +1.25%) ±	2.06	4-1-2021	23,046	22,937
FNMA (11th District Cost of Funds +1.25%) ±	2.06	3-1-2033	121,480	121,510
FNMA (11th District Cost of Funds +1.25%) ±	2.08	11-1-2024	2,562	2,556
FNMA (11th District Cost of Funds +1.25%) ±	2.10	11-1-2020	122,673	121,926
FNMA (11th District Cost of Funds +1.25%) ±	2.13	3-1-2021	84	84
FNMA (11th District Cost of Funds +1.25%) ±	2.14	4-1-2042	1,975,713	1,966,212
FNMA (11th District Cost of Funds +1.25%) ±	2.14	10-1-2044	974,965	970,035
FNMA (11th District Cost of Funds +1.25%) ±	2.15	11-1-2023	25,262	25,060
FNMA (11th District Cost of Funds +1.26%) ±	2.16	1-1-2035	844,301	850,141
FNMA (11th District Cost of Funds +1.50%) ±	2.25	5-1-2019	14	14
FNMA (11th District Cost of Funds +1.25%) ±	2.26	1-1-2038	110,533	110,546
FNMA (11th District Cost of Funds +1.45%) ±	2.30	4-1-2024	1,687,253	1,688,665
FNMA (11th District Cost of Funds +1.25%) ±	2.33	9-1-2037	2,097,872	2,089,010
FNMA (11th District Cost of Funds +1.63%) ±	2.44	5-1-2028	19,793	19,763
FNMA (3 Year Treasury Constant Maturity +1.21%) ±	2.45	3-1-2030	17,404	17,372
FNMA (11th District Cost of Funds +1.50%) ±	2.50	1-1-2019	1,630	1,625
FNMA (11th District Cost of Funds +1.78%) ±	2.50	1-1-2036	212,236	213,500
FNMA (11th District Cost of Funds +1.82%) ±	2.51	5-1-2028	45,401	45,560
FNMA (11th District Cost of Funds +1.86%) ±	2.61	9-1-2019	2,401	2,398
FNMA (1 Year Treasury Constant Maturity +1.25%) ±	2.65	1-1-2021	802	811

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +1.25%) ±	2.65%	1-1-2021	$1,274	$1,287
FNMA (11th District Cost of Funds +1.78%) ±	2.66	11-1-2022	22,513	22,512
FNMA (11th District Cost of Funds +1.83%) ±	2.67	1-1-2036	62,756	63,034
FNMA (11th District Cost of Funds +1.78%) ±	2.68	3-1-2033	268,165	268,809
FNMA (11th District Cost of Funds +1.91%) ±	2.69	9-1-2030	242,627	246,261
FNMA (11th District Cost of Funds +1.87%) ±	2.75	10-1-2027	445,778	450,474
FNMA (11th District Cost of Funds +1.87%) ±	2.75	10-1-2024	911	911
FNMA (6 Month LIBOR +1.00%) ±	2.75	12-1-2020	5,968	5,949
FNMA (11th District Cost of Funds +1.25%) ±	2.76	10-1-2018	113	113
FNMA (11th District Cost of Funds +2.02%) ±	2.77	11-1-2024	29,799	30,012
FNMA (11th District Cost of Funds +1.25%) ±	2.79	7-1-2020	464,334	463,991
FNMA (11th District Cost of Funds +1.25%) ±	2.84	3-1-2019	27,825	27,785
FNMA (11th District Cost of Funds +1.97%) ±	2.84	9-1-2021	7,251	7,243
FNMA (11th District Cost of Funds +1.97%) ±	2.85	1-1-2021	46,344	46,315
FNMA (11th District Cost of Funds +2.11%) ±	2.94	4-1-2020	953,753	951,602
FNMA (6 Month LIBOR +1.08%) ±	2.95	9-1-2032	53,823	53,750
FNMA (11th District Cost of Funds +1.70%) ±	2.99	4-1-2030	1,170	1,171
FNMA (3 Year Treasury Constant Maturity +2.14%) ±	3.02	10-1-2025	6,289	6,251
FNMA (11th District Cost of Funds +1.21%) ±	3.05	10-1-2034	121,526	122,386
FNMA (12 Month Treasury Average +1.40%) ±	3.05	12-1-2030	89,232	88,265
FNMA (1 Year Treasury Constant Maturity +1.74%) ±	3.12	1-1-2035	42,670	44,105
FNMA (6 Month LIBOR +1.38%) ±	3.13	8-1-2031	128,640	130,875
FNMA (11th District Cost of Funds +1.25%) ±	3.15	4-1-2034	1,289,848	1,313,929
FNMA (1 Year Treasury Constant Maturity +1.82%) ±	3.16	4-1-2038	389,511	406,159
FNMA (1 Year Treasury Constant Maturity +1.70%) ±	3.17	2-1-2033	275,593	285,094
FNMA (1 Month LIBOR +1.17%) ±	3.17	5-1-2029	44,074	45,585
FNMA (6 Month LIBOR +1.42%) ±	3.18	9-1-2031	148,088	151,809
FNMA (1 Year Treasury Constant Maturity +1.50%) ±	3.18	8-1-2030	1,140,095	1,165,934
FNMA (3 Year Treasury Constant Maturity +2.47%) ±	3.22	6-1-2024	16,913	16,871
FNMA (6 Month LIBOR +1.00%) ±	3.29	6-1-2021	17,952	18,367
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.31	10-1-2025	89,449	90,976
FNMA (1 Year Treasury Constant Maturity +2.08%) ±	3.34	11-1-2035	667,962	701,846
FNMA (Federal Cost of Funds +2.00%) ±	3.35	2-1-2029	2,591	2,590
FNMA (1 Year Treasury Constant Maturity +1.58%) ±	3.36	3-1-2034	339,547	355,352
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.38	10-1-2035	162,565	171,561
FNMA (6 Month LIBOR +1.18%) ±	3.40	8-1-2033	174,141	180,711
FNMA (12 Month LIBOR +1.65%) ±	3.40	9-1-2037	577,710	600,754
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.40	9-1-2026	33,560	34,022
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	3.40	1-1-2036	176,190	185,379
FNMA (12 Month LIBOR +1.67%) ±	3.42	9-1-2034	924,395	972,806
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	3.42	12-1-2039	196,364	202,655
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.44	9-1-2035	1,304,963	1,373,539
FNMA (Federal Cost of Funds +2.00%) ±	3.44	1-1-2029	214	215
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount +1.75%) ±	3.45	7-1-2020	518	519
FNMA (12 Month LIBOR +1.65%) ±	3.46	12-1-2033	1,050,271	1,100,202
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.47	10-1-2034	429,199	453,658
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.47	6-1-2026	30,768	31,562
FNMA (Federal Cost of Funds +2.00%) ±	3.49	8-1-2029	40,984	42,989
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.50	1-1-2027	11,590	11,638
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	3.50	12-1-2030	67,458	68,690

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Adjustable Rate Government Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.50%	2-1-2033	$141,161	$144,298
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	3.51	11-1-2024	65,540	67,435
FNMA (1 Year Treasury Constant Maturity +1.90%) ±	3.52	7-1-2038	834,660	868,106
FNMA (1 Year Treasury Constant Maturity +1.52%) ±	3.53	8-1-2033	1,095,408	1,128,751
FNMA (12 Month LIBOR +1.65%) ±	3.54	9-1-2036	699,893	726,144
FNMA (12 Month LIBOR +1.75%) ±	3.54	1-1-2035	663,224	698,400
FNMA (1 Year Treasury Constant Maturity +1.67%) ±	3.54	4-1-2033	182,870	190,176
FNMA (12 Month Treasury Average +1.88%) ±	3.54	11-1-2035	34,110	34,901
FNMA (12 Month LIBOR +1.53%) ±	3.55	9-1-2035	1,215,089	1,266,984
FNMA (12 Month Treasury Average +1.89%) ±	3.55	11-1-2035	862,624	899,095
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.55	12-1-2024	24,079	24,181
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	3.56	12-1-2034	912,765	960,121
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.57	5-1-2025	33,392	33,540
FNMA (12 Month Treasury Average +1.91%) ±	3.57	1-1-2036	2,148,943	2,202,514
FNMA (12 Month Treasury Average +1.92%) ±	3.58	6-1-2035	620,912	636,508
FNMA (12 Month LIBOR +1.83%) ±	3.58	1-1-2033	828,458	872,112
FNMA (12 Month Treasury Average +1.91%) ±	3.58	11-1-2035	146,412	150,441
FNMA (5 Year Treasury Constant Maturity +1.90%) ±	3.59	9-1-2031	211,780	215,867
FNMA (6 Month LIBOR +1.45%) ±	3.59	10-1-2037	790,661	814,266
FNMA (12 Month Treasury Average +1.99%) ±	3.59	7-1-2035	1,055,922	1,085,298
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.60	8-1-2031	108,283	110,044
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.60	12-1-2034	727,816	770,680
FNMA (12 Month Treasury Average +1.95%) ±	3.61	7-1-2035	705,462	723,843
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.61	2-1-2035	199,636	210,124
FNMA (12 Month Treasury Average +2.48%) ±	3.62	6-1-2040	774,873	799,075
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.62	6-1-2027	783	800
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	3.62	7-1-2027	21,685	21,807
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.62	11-1-2038	526,428	552,062
FNMA (Federal Cost of Funds +1.75%) ±	3.63	1-1-2029	440	441
FNMA (6 Month LIBOR +1.55%) ±	3.63	3-1-2034	269,267	278,418
FNMA (12 Month Treasury Average +1.97%) ±	3.63	12-1-2035	2,953,886	3,034,240
FNMA (12 Month Treasury Average +1.97%) ±	3.63	11-1-2035	999,263	1,039,745
FNMA (12 Month LIBOR +1.82%) ±	3.64	12-1-2046	633,848	670,484
FNMA (1 Year Treasury Constant Maturity +2.02%) ±	3.64	11-1-2027	23,712	23,809
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.64	5-1-2035	1,153,893	1,214,091
FNMA (12 Month Treasury Average +1.98%) ±	3.64	10-1-2035	526,896	541,640
FNMA (6 Month LIBOR +1.15%) ±	3.65	8-1-2032	222,957	223,266
FNMA (1 Year Treasury Constant Maturity +2.06%) ±	3.65	12-1-2033	733,798	756,749
FNMA (12 Month Treasury Average +1.99%) ±	3.66	8-1-2035	63,861	63,653
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.66	10-1-2029	70,041	71,316
FNMA (6 Month LIBOR +1.42%) ±	3.67	12-1-2031	219,184	227,305
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.68	1-1-2035	86,671	90,468
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.68	9-1-2035	175,469	184,623
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.68	12-1-2032	542,606	570,470
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	3.69	10-1-2033	302,766	318,208
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.70	1-1-2028	2,645	2,643
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.70	6-1-2032	21,714	21,812
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.70	12-1-2035	340,457	359,231
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.70	2-1-2034	1,446,510	1,512,279
FNMA (12 Month Treasury Average +2.08%) ±	3.70	1-1-2035	387,558	398,632

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	3.71%	12-1-2032	$624,381	$645,820
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.71	5-1-2033	289,902	301,838
FNMA (6 Month LIBOR +1.98%) ±	3.73	9-1-2033	54,726	55,127
FNMA (12 Month LIBOR +1.62%) ±	3.73	1-1-2040	234,969	245,595
FNMA (1 Year Treasury Constant Maturity +2.42%) ±	3.74	9-1-2033	525,558	556,714
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	3.75	1-1-2031	324,458	341,618
FNMA (12 Month LIBOR +1.90%) ±	3.76	10-1-2034	463,546	493,471
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.76	4-1-2024	10,425	10,682
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.76	12-1-2034	734,863	772,186
FNMA (12 Month Treasury Average +2.60%) ±	3.76	7-1-2039	1,737,296	1,804,699
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.76	5-1-2036	869,734	916,266
FNMA (1 Year Treasury Constant Maturity +2.52%) ±	3.77	11-1-2024	59,319	59,895
FNMA (1 Year Treasury Constant Maturity +1.89%) ±	3.77	6-1-2032	59,266	59,253
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.77	5-1-2035	658,391	691,452
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	3.77	10-1-2024	31,721	31,852
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.78	7-1-2024	9,362	9,432
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.78	2-1-2037	1,185,915	1,256,616
FNMA (12 Month LIBOR +1.68%) ±	3.78	9-1-2038	797,062	837,258
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.78	5-1-2034	349,634	366,342
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	3.80	4-1-2040	148,070	155,638
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.80	7-1-2038	1,290,619	1,363,104
FNMA (6 Month LIBOR +1.42%) ±	3.81	12-1-2031	36,691	37,198
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.81	1-1-2033	1,937,840	1,997,031
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	3.81	5-1-2034	651,085	682,820
FNMA (Federal Cost of Funds +2.38%) ±	3.81	2-1-2029	1,056,410	1,083,243
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.81	12-1-2040	307,206	322,843
FNMA (12 Month Treasury Average +2.16%) ±	3.81	8-1-2036	2,005,259	2,075,219
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.82	12-1-2036	454,716	478,217
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.82	5-1-2035	1,452,288	1,549,223
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.82	10-1-2035	875,281	922,531
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.83	1-1-2027	326,892	329,420
FNMA (6 Month LIBOR +1.52%) ±	3.84	11-1-2034	353,108	364,894
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	3.84	9-1-2030	660,962	699,882
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	3.85	10-1-2025	7,710	7,854
FNMA (1 Year Treasury Constant Maturity +1.88%) ±	3.85	4-1-2030	62,037	62,516
FNMA (1 Year Treasury Constant Maturity +2.04%) ±	3.85	6-1-2034	634,307	663,443
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.85	6-1-2036	1,308,200	1,374,371
FNMA (12 Month LIBOR +1.71%) ±	3.86	2-1-2038	600,524	631,525
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.86	4-1-2038	940,752	987,134
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.86	9-1-2022	95,053	95,629
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.86	10-1-2036	727,595	762,629
FNMA (6 Month LIBOR +1.37%) ±	3.87	1-1-2032	218,100	225,842
FNMA (6 Month LIBOR +1.16%) ±	3.87	8-1-2033	3,419	3,470
FNMA (12 Month LIBOR +1.74%) ±	3.87	6-1-2041	585,246	611,809
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.87	7-1-2029	431,879	453,565
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount +2.00%) ±	3.88	10-1-2018	126	126
FNMA (6 Month LIBOR +1.38%) ±	3.88	12-1-2031	18,908	18,928
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	3.89	1-1-2037	884,803	928,934
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.89	11-1-2034	424,639	449,527
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.89	5-1-2036	1,560,987	1,629,977

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Adjustable Rate Government Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +1.63%) ±	3.90%	11-1-2029	$7,412	$7,413
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.90	9-1-2033	561,020	584,065
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	3.90	6-1-2024	35,974	36,151
FNMA (6 Month LIBOR +1.84%) ±	3.90	4-1-2033	371,791	389,642
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.90	12-1-2040	852,576	897,541
FNMA (1 Year Treasury Constant Maturity +2.07%) ±	3.91	9-1-2035	1,572,606	1,652,232
FNMA (12 Month Treasury Average +2.24%) ±	3.91	8-1-2035	743,440	763,239
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.91	6-1-2036	867,904	912,575
FNMA (12 Month LIBOR +1.75%) ±	3.92	4-1-2033	381,561	395,562
FNMA (11th District Cost of Funds +2.06%) ±	3.92	7-1-2021	17,014	17,020
FNMA (12 Month Treasury Average +2.27%) ±	3.92	9-1-2036	441,053	458,318
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.94	5-1-2033	1,412,062	1,468,352
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.94	1-1-2038	650,786	687,800
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.95	2-1-2036	647,955	683,021
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.95	7-1-2028	528,239	544,670
FNMA (12 Month LIBOR +1.69%) ±	3.96	11-1-2038	514,676	535,736
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.96	11-1-2035	1,200,038	1,263,533
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.96	1-1-2037	1,236,829	1,306,266
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	3.96	4-1-2033	1,008,392	1,061,516
FNMA (12 Month LIBOR +1.83%) ±	3.97	4-1-2035	1,035,075	1,090,651
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	3.97	1-1-2037	825,539	867,677
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount +2.25%) ±	3.97	7-1-2020	6,840	6,835
FNMA (12 Month LIBOR +1.70%) ±	3.97	4-1-2034	603,163	632,968
FNMA (1 Year Treasury Constant Maturity +1.76%) ±	3.97	8-1-2032	134,439	137,016
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	3.97	2-1-2028	36,097	36,261
FNMA (12 Month LIBOR +1.69%) ±	3.97	3-1-2037	388,061	409,324
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.97	5-1-2033	546,591	570,793
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.97	3-1-2038	1,538,717	1,623,077
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.98	4-1-2033	517,548	544,688
FNMA (12 Month LIBOR +1.75%) ±	3.98	4-1-2034	363,662	380,146
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.98	8-1-2026	299,114	313,336
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.98	1-1-2032	56,712	57,455
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.98	11-1-2037	652,234	686,027
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.99	2-1-2035	682,346	720,556
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.99	7-1-2030	454,884	473,932
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.99	9-1-2030	511,876	534,703
FNMA (6 Month LIBOR +1.74%) ±	3.99	10-1-2024	38,421	38,560
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	4.00	3-1-2031	33,268	33,244
FNMA (12 Month LIBOR +1.98%) ±	4.00	9-1-2035	444,227	470,779
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	4.00	10-1-2036	654,253	691,184
FNMA (6 Month LIBOR +1.63%) ±	4.00	1-1-2022	5,957	5,948
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	4.00	6-1-2032	88,399	90,136
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.00	3-1-2035	682,701	713,053
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	4.00	9-1-2035	483,003	507,716
FNMA (12 Month Treasury Average +2.81%) ±	4.00	4-1-2040	1,838,796	1,921,036
FNMA (12 Month Treasury Average +2.36%) ±	4.01	8-1-2040	478,103	491,899
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	4.01	5-1-2033	407,590	426,895
FNMA (12 Month LIBOR +1.75%) ±	4.02	5-1-2035	882,054	929,142
FNMA (6 Month LIBOR +1.54%) ±	4.02	1-1-2035	1,370,304	1,416,789
FNMA (1 Year Treasury Constant Maturity +2.34%) ±	4.03	3-1-2033	1,040,255	1,100,577

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.04%	5-1-2033	$205,872	$217,114
FNMA (1 Year Treasury Constant Maturity +2.46%) ±	4.04	8-1-2035	471,624	495,574
FNMA (12 Month Treasury Average +2.39%) ±	4.04	5-1-2036	338,884	353,746
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	4.04	1-1-2029	226,531	233,429
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.04	6-1-2027	82,491	83,852
FNMA (6 Month LIBOR +1.55%) ±	4.05	12-1-2022	5,705	5,717
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	4.05	4-1-2024	37,442	37,715
FNMA (6 Month LIBOR +1.64%) ±	4.05	2-1-2033	130,719	134,265
FNMA (1 Year Treasury Constant Maturity +1.88%) ±	4.06	8-1-2031	58,511	60,640
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.06	5-1-2035	201,373	213,107
FNMA (1 Year Treasury Constant Maturity +2.58%) ±	4.06	3-1-2032	115,651	118,430
FNMA (11th District Cost of Funds +1.87%) ±	4.07	5-1-2034	173,303	178,193
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	4.07	5-1-2034	478,196	500,473
FNMA (3 Year Treasury Constant Maturity +2.20%) ±	4.08	5-1-2025	50	50
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.08	10-1-2034	455,415	480,573
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.08	5-1-2037	924,272	964,349
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	4.08	9-1-2036	386,411	403,654
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.09	4-1-2030	14,132	14,126
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.09	4-1-2033	665,005	690,768
FNMA (12 Month Treasury Average +2.82%) ±	4.10	9-1-2032	1,341,631	1,400,693
FNMA (12 Month LIBOR +1.57%) ±	4.10	6-1-2035	1,621,048	1,696,982
FNMA (5 Year Treasury Constant Maturity +2.46%) ±	4.11	6-1-2019	298	298
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.11	4-1-2028	128,379	131,907
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	4.12	8-1-2026	31,109	31,353
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	4.12	4-1-2038	553,818	578,922
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	4.12	7-1-2027	92,897	94,883
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.13	6-1-2025	6,003	5,988
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	4.13	5-1-2035	420,870	441,496
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	4.14	7-1-2037	436,979	458,757
FNMA (12 Month Treasury Average +2.47%) ±	4.14	4-1-2036	3,230,670	3,382,313
FNMA (1 Year Treasury Constant Maturity +2.89%) ±	4.14	1-1-2031	21,780	21,984
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	4.14	1-1-2026	220,727	228,173
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.14	6-1-2033	266,004	274,428
FNMA (12 Month LIBOR +1.85%) ±	4.16	12-1-2037	1,698,300	1,788,078
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	4.17	12-1-2040	1,495,228	1,574,457
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	4.17	9-1-2030	273,406	288,881
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.17	9-1-2036	500,012	527,541
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.17	6-1-2035	407,435	429,686
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.18	6-1-2035	717,640	755,078
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	4.18	5-1-2027	58,588	60,472
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	4.18	7-1-2028	165	171
FNMA (1 Year Treasury Constant Maturity +2.34%) ±	4.19	4-1-2036	657,102	692,477
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	4.19	5-1-2035	969,107	1,028,157
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	4.19	1-1-2036	853,893	899,589
FNMA (5 Year Treasury Constant Maturity +2.43%) ±	4.20	6-1-2028	29,067	29,235
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.21	6-1-2035	593,471	622,832
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.21	7-1-2035	982,814	1,035,606
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	4.21	8-1-2025	19,914	20,136
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.22	6-1-2033	446,706	465,051
FNMA (12 Month LIBOR +1.73%) ±	4.23	12-1-2033	938,539	986,088

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Adjustable Rate Government Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	4.23%	1-1-2035	$532,280	$560,990
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.23	8-1-2035	1,264,680	1,338,112
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.24	9-1-2037	637,606	675,068
FNMA (6 Month LIBOR +1.74%) ±	4.24	12-1-2024	55,399	55,501
FNMA (12 Month LIBOR +1.74%) ±	4.24	5-1-2032	168,387	170,780
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	4.24	7-1-2035	323,418	333,837
FNMA (3 Year Treasury Constant Maturity +2.38%) ±	4.25	10-1-2021	556	554
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount +2.23%) ±	4.25	7-1-2025	2,161	2,254
FNMA (1 Year Treasury Constant Maturity +2.47%) ±	4.25	9-1-2035	55,821	59,385
FNMA (12 Month LIBOR +1.75%) ±	4.26	7-1-2035	561,381	591,771
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.27	12-1-2030	681,171	709,634
FNMA (11th District Cost of Funds +1.82%) ±	4.27	6-1-2034	158,750	163,980
FNMA (11th District Cost of Funds +1.93%) ±	4.28	12-1-2036	92,757	96,932
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	4.29	10-1-2029	338,219	351,594
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.29	6-1-2027	70,755	71,441
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	4.30	6-1-2036	164,400	173,897
FNMA (6 Month LIBOR +2.10%) ±	4.32	2-1-2033	357,847	375,323
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	4.32	7-1-2035	548,174	574,055
FNMA (6 Month LIBOR +2.25%) ±	4.32	3-1-2034	1,051,071	1,111,599
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	4.33	7-1-2028	100,559	102,705
FNMA ±±	4.33	11-1-2019	75	71
FNMA (12 Month LIBOR +1.80%) ±	4.33	5-1-2033	477,396	502,031
FNMA (12 Month LIBOR +1.87%) ±	4.34	5-1-2038	760,259	801,745
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.35	7-1-2035	175,873	184,975
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	4.35	9-1-2030	105,938	107,302
FNMA (6 Month LIBOR +1.98%) ±	4.37	10-1-2024	79,865	82,067
FNMA (1 Year Treasury Constant Maturity +2.43%) ±	4.38	7-1-2037	1,733,211	1,840,955
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	4.39	7-1-2037	628,588	655,479
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.39	7-1-2033	63,505	66,986
FNMA (12 Month LIBOR +1.74%) ±	4.39	6-1-2036	316,793	333,026
FNMA (12 Month LIBOR +1.72%) ±	4.39	6-1-2035	172,904	182,314
FNMA (12 Month LIBOR +1.67%) ±	4.39	7-1-2035	1,225,599	1,285,943
FNMA (12 Month LIBOR +1.83%) ±	4.40	6-1-2041	679,870	714,731
FNMA (1 Year Treasury Constant Maturity +2.55%) ±	4.42	5-1-2035	1,109,996	1,184,424
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	4.42	6-1-2037	546,873	571,163
FNMA (1 Year Treasury Constant Maturity +2.55%) ±	4.42	12-1-2021	7,981	7,979
FNMA (6 Month LIBOR +1.93%) ±	4.43	6-1-2032	69,106	69,789
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	4.44	8-1-2033	1,030,530	1,080,749
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.44	7-1-2035	756,964	797,673
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	4.45	10-1-2028	114,521	117,177
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	4.46	7-1-2035	554,264	587,299
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	4.47	3-1-2027	81,524	83,952
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	4.48	6-1-2030	51,640	52,308
FNMA (12 Month LIBOR +1.88%) ±	4.51	5-1-2037	1,569,342	1,656,550
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	4.55	3-1-2030	8,391	8,552
FNMA (6 Month LIBOR +2.43%) ±	4.58	1-1-2033	92,210	94,099
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	4.59	8-1-2031	34,734	35,152
FNMA (12 Month LIBOR +1.80%) ±	4.64	7-1-2033	664,017	699,987
FNMA (6 Month LIBOR +3.11%) ±	4.66	9-1-2033	38,583	38,990
FNMA (12 Month LIBOR +1.91%) ±	4.66	8-1-2034	1,665,796	1,763,786

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (6 Month LIBOR +2.65%) ±	4.68%	4-1-2024	$178,440	$187,442
FNMA (1 Year Treasury Constant Maturity +2.47%) ±	4.72	9-1-2028	39,247	39,915
FNMA (11th District Cost of Funds +1.25%) ±	4.73	2-1-2019	20,268	20,338
FNMA (1 Year Treasury Constant Maturity +2.87%) ±	4.75	8-1-2030	80,049	80,767
FNMA (6 Month LIBOR +2.70%) ±	4.80	1-1-2033	61,726	62,690
FNMA (6 Month LIBOR +2.64%) ±	4.86	4-1-2033	260,033	273,028
FNMA (6 Month LIBOR +2.48%) ±	4.98	7-1-2033	34,790	35,008
FNMA (6 Month LIBOR +2.72%) ±	5.07	5-1-2033	982,073	1,055,464
FNMA	5.50	9-1-2019	69	69
FNMA (11th District Cost of Funds +1.25%) ±	5.68	1-1-2019	3,832	3,832
FNMA (6 Month LIBOR +3.47%) ±	5.69	12-1-2032	148,858	153,390
FNMA (6 Month LIBOR +3.68%) ±	5.70	11-1-2031	87,126	86,614
FNMA (6 Month LIBOR +3.43%) ±	5.93	4-1-2033	179,049	184,177
FNMA (1 Year Treasury Constant Maturity +1.75%) ±	6.00	1-1-2020	1,999	1,973
FNMA (6 Month LIBOR +3.57%) ±	6.07	11-1-2031	13,038	13,008
FNMA (11th District Cost of Funds +1.90%) ±	6.45	2-1-2034	12,391	12,279
FNMA	6.50	8-1-2028	50,944	52,265
FNMA	6.50	5-1-2031	136,240	149,288
FNMA	7.06	11-1-2024	8,202	8,212
FNMA	7.06	12-1-2024	23,851	23,920
FNMA	7.06	3-1-2025	43,218	43,883
FNMA	7.06	3-1-2025	3,227	3,230
FNMA	7.06	1-1-2027	24,586	24,595
FNMA	7.50	1-1-2031	59,200	62,940
FNMA	7.50	1-1-2033	216,121	234,013
FNMA	7.50	5-1-2033	170,220	183,892
FNMA	7.50	5-1-2033	152,061	162,176
FNMA	7.50	6-1-2033	27,031	27,172
FNMA	7.50	7-1-2033	42,952	43,959
FNMA	7.50	8-1-2033	54,332	56,390
FNMA	8.00	12-1-2026	74,329	80,240
FNMA	8.00	2-1-2030	177	178
FNMA	8.00	3-1-2030	239	255
FNMA	8.00	7-1-2031	24,834	24,980
FNMA	8.00	5-1-2033	88,131	93,449
FNMA	8.50	10-1-2026	2,625	2,651
FNMA	8.50	8-15-2024	36,486	37,043
FNMA	10.00	1-20-2021	2,037	2,058
FNMA Series 1989-74 Class J	9.80	10-25-2019	2,266	2,323
FNMA Series 1989-96 Class H	9.00	12-25-2019	1,191	1,218
FNMA Series 1992-39 Class FA (7-Year Treasury Constant Maturity +0.00%) ±	2.82	3-25-2022	81,426	81,361
FNMA Series 1992-45 Class F (7-Year Treasury Constant Maturity +0.00%) ±	2.82	4-25-2022	12,952	12,837
FNMA Series 1992-87 Class Z	8.00	5-25-2022	7,363	7,802
FNMA Series 1993-113 Class FA (10 Year Treasury Constant Maturity -0.65%) ±	2.22	7-25-2023	53,192	53,090
FNMA Series 1993-247 Class FM (11th District Cost of Funds +1.20%) ±	2.13	12-25-2023	249,760	254,476
FNMA Series 1994-14 Class F (11th District Cost of Funds +1.60%) ±	2.53	10-25-2023	141,008	144,914
FNMA Series 2001-50 Class BA	7.00	10-25-2041	143,535	158,374
FNMA Series 2001-63 Class FD (1 Month LIBOR +0.60%) ±	2.68	12-18-2031	139,084	140,516
FNMA Series 2001-81 Class F (1 Month LIBOR +0.55%) ±	2.61	1-25-2032	58,265	59,200
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	127,168	143,194

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Adjustable Rate Government Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2001-T10 Class A2	7.50%	12-25-2041	$2,296,155	$2,603,383
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	180,682	205,112
FNMA Series 2001-T12 Class A4 ±±	4.23	8-25-2041	4,112,726	4,266,289
FNMA Series 2001-W01 Class AV1 (1 Month LIBOR +0.24%) ±	2.30	8-25-2031	59,443	57,954
FNMA Series 2001-W03 Class A ±±	6.13	9-25-2041	506,597	531,769
FNMA Series 2002-05 Class FD (1 Month LIBOR +0.90%) ±	2.96	2-25-2032	115,446	118,084
FNMA Series 2002-33 Class A4 ±±	5.27	11-25-2030	132,813	137,962
FNMA Series 2002-59 Class F (1 Month LIBOR +0.40%) ±	2.46	9-25-2032	395,693	395,952
FNMA Series 2002-66 Class A3 ±±	4.09	4-25-2042	7,556,352	7,863,329
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	1,279,309	1,475,616
FNMA Series 2002-T12 Class A5 ±±	4.52	10-25-2041	1,610,488	1,647,233
FNMA Series 2002-T18 Class A5 ±±	4.38	5-25-2042	3,219,382	3,290,484
FNMA Series 2002-T19 Class A4 ±±	4.34	3-25-2042	184,539	192,321
FNMA Series 2002-W01 Class 3A ±±	3.87	4-25-2042	1,044,074	1,045,604
FNMA Series 2002-W04 Class A6 ±±	4.27	5-25-2042	1,762,099	1,800,661
FNMA Series 2003-07 Class A2 ±±	3.65	5-25-2042	727,089	736,217
FNMA Series 2003-63 Class A8 ±±	3.94	1-25-2043	1,276,887	1,319,418
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	375,312	432,187
FNMA Series 2003-W04 Class 5A ±±	4.07	10-25-2042	994,551	998,737
FNMA Series 2003-W08 Class 4A ±±	4.12	11-25-2042	1,291,679	1,324,010
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	2.18	6-25-2033	1,763,904	1,731,672
FNMA Series 2003-W10 Class 2A ±±	3.89	6-25-2043	2,489,001	2,479,298
FNMA Series 2003-W18 Class 2A ±±	4.04	6-25-2043	3,673,331	3,815,128
FNMA Series 2004-38 Class FT (1 Month LIBOR +0.43%) ±	2.49	10-25-2033	20,750	20,763
FNMA Series 2004-T03 Class 1A3	7.00	2-25-2044	485,477	546,263
FNMA Series 2004-T03 Class 2A ±±	4.20	8-25-2043	1,418,744	1,468,495
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	257,441	289,800
FNMA Series 2004-W01 Class 3A ±±	4.19	1-25-2043	71,777	72,465
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	114,912	126,553
FNMA Series 2004-W12 Class 2A ±±	4.02	6-25-2044	4,474,596	4,597,082
FNMA Series 2004-W15 Class 3A ±±	3.96	6-25-2044	5,771,975	5,850,225
FNMA Series 2005-W03 Class 3A ±±	3.81	4-25-2045	1,165,817	1,170,924
FNMA Series 2006-15 Class FW (1 Month LIBOR +0.30%) ±	2.36	1-25-2036	113,604	113,960
FNMA Series 2006-44 Class FY (1 Month LIBOR +0.57%) ±	2.63	6-25-2036	968,674	981,045
FNMA Series 2006-W01 Class 3A ±±	3.59	10-25-2045	4,587,186	4,776,088
FNMA Series 2007-88 Class JF (1 Month LIBOR +0.55%) ±	2.61	4-25-2037	1,311,535	1,321,813
FNMA Series 2007-95 Class A2 (1 Month LIBOR +0.25%) ±	2.31	8-27-2036	379,647	378,218
FNMA Series 2012-47 Class FW (1 Month LIBOR +1.70%) ±	3.76	5-25-2027	434,872	452,825
FNMA Series 2016-82 Class FM (1 Month LIBOR +0.40%) ±	2.49	11-25-2046	1,739,917	1,737,095
FNMA Series G92-20 Class FB (7-Year Treasury Constant Maturity +0.00%) ±	2.82	4-25-2022	8,670	8,644
FNMA Series G93-1 Class K	6.68	1-25-2023	227,260	237,283
FNMA Series G93-19 Class FD (10 Year Treasury Constant Maturity -0.65%) ±	2.22	4-25-2023	131,507	131,472
GNMA	6.45	4-20-2025	34,979	38,628
GNMA	6.45	9-20-2025	35,221	40,266
GNMA	6.50	6-20-2034	73,694	74,539
GNMA	6.50	8-20-2034	494,439	529,990
GNMA	6.50	8-20-2034	102,011	104,530
GNMA	6.75	2-15-2029	42,411	46,592
GNMA	7.00	7-20-2034	52,820	53,514
GNMA	9.00	3-15-2020	601	602

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	9.00%	8-15-2021	$70	$70
GNMA	9.00	8-20-2024	26	26
GNMA	9.00	9-20-2024	929	948
GNMA	9.00	11-20-2024	126	126
GNMA	9.00	1-20-2025	5,113	5,553
GNMA	9.00	2-20-2025	15,695	17,191
GNMA Series 2008-65 Class FG (1 Month LIBOR +0.75%) ±	2.83	8-20-2038	1,550,772	1,578,142
GNMA Series 2008-68 Class FA (1 Month LIBOR +0.95%) ±	3.03	8-20-2038	1,904,393	1,954,829
GNMA Series 2009-50 Class FW (1 Month LIBOR +1.00%) ±	3.08	7-20-2039	1,941,635	1,994,552
GNMA Series 2009-52 Class FD (1 Month LIBOR +0.95%) ±	3.01	7-16-2039	965,261	989,679
GNMA Series 2010-25 Class FH (1 Month LIBOR +0.72%) ±	2.78	2-16-2040	820,821	837,954
GNMA Series 2011-H12 Class FA (1 Month LIBOR +0.49%) ±	2.59	2-20-2061	2,608,466	2,613,461
GNMA Series 2011-H17 Class FA (1 Month LIBOR +0.53%) ±	2.63	6-20-2061	1,067,906	1,071,336
GNMA Series 2017-H11 Class FE (12 Month LIBOR +0.18%) ±	2.84	5-20-2067	4,956,631	4,968,507

Total Agency Securities (Cost $371,915,311)				376,251,593

	Yield		Shares
Short-Term Investments: 3.60%

Investment Companies: 3.60%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.87		14,194,527	14,194,527

Total Short-Term Investments (Cost $14,194,527)				14,194,527

Total investments in securities (Cost $386,109,838)	99.13%	390,446,120
Other assets and liabilities, net	0.87	3,428,060

Total net assets	100.00%	$393,874,180

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Adjustable Rate Government Fund	25

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	8,353,190	182,751,007	176,909,670	14,194,527	$0	$0	$153,959	$14,194,527	3.60%

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Adjustable Rate Government Fund	Statement of assets and liabilities—August 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $371,915,311)	$376,251,593
Investments in affiliated securities, at value (cost $14,194,527)	14,194,527
Cash	19,263
Receivable for investments sold	17
Principal paydown receivable	2,103,634
Receivable for Fund shares sold	303,814
Receivable for interest	1,528,252
Prepaid expenses and other assets	125,395

Total assets	394,526,495

Liabilities
Payable for Fund shares redeemed	236,375
Dividends payable	131,306
Custodian and accounting fees payable	80,964
Management fee payable	69,801
Administration fees payable	41,090
Shareholder servicing fees payable	37,416
Distribution fee payable	32,353
Trustees’ fees and expenses payable	2,252
Accrued expenses and other liabilities	20,758

Total liabilities	652,315

Total net assets	$393,874,180

NET ASSETS CONSIST OF
Paid-in capital	$390,174,059
Overdistributed net investment income	(192,257)
Accumulated net realized losses on investments	(443,904)
Net unrealized gains on investments	4,336,282

Total net assets	$393,874,180

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$103,963,224
Shares outstanding – Class A1	11,643,594
Net asset value per share – Class A	$8.93
Maximum offering price per share – Class A2	$9.11
Net assets – Class C	$45,692,505
Shares outstanding – Class C1	5,117,938
Net asset value per share – Class C	$8.93
Net assets – Administrator Class	$9,140,127
Shares outstanding – Administrator Class[1]	1,023,541
Net asset value per share – Administrator Class	$8.93
Net assets – Institutional Class	$235,078,324
Shares outstanding – Institutional Class[1]	26,327,085
Net asset value per share – Institutional Class	$8.93

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2018	Wells Fargo Adjustable Rate Government Fund	27

Investment income
Interest	$9,359,506
Income from affiliated securities	153,959

Total investment income	9,513,465

Expenses
Management fee	1,650,751
Administration fees
Class A	208,838
Class C	85,683
Administrator Class	13,845
Institutional Class	218,978
Shareholder servicing fees
Class A	326,310
Class C	133,879
Administrator Class	34,404
Distribution fee
Class C	401,637
Custody and accounting fees	78,329
Professional fees	71,309
Registration fees	99,095
Shareholder report expenses	41,265
Trustees’ fees and expenses	22,727
Other fees and expenses	39,156

Total expenses	3,426,206
Less: Fee waivers and/or expense reimbursements	(320,215)

Net expenses	3,105,991

Net investment income	6,407,474

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	736,194
Net change in unrealized gains (losses) on investments	(2,234,630)

Net realized and unrealized gains (losses) on investments	(1,498,436)

Net increase in net assets resulting from operations	$4,909,038

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Adjustable Rate Government Fund	Statement of changes in net assets

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$6,407,474		$6,832,710
Net realized gains on investments		736,194		1,558,231
Net change in unrealized gains (losses) on investments		(2,234,630)		(5,258,425)

Net increase in net assets resulting from operations		4,909,038		3,132,516

Distributions to shareholders from
Net investment income
Class A		(1,690,233)		(1,238,794)
Class B		N/A		(5)[1]
Class C		(291,921)		(27,529)
Administrator Class		(197,212)		(324,646)
Institutional Class		(4,228,118)		(5,899,360)

Total distributions to shareholders		(6,407,484)		(7,490,334)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	959,219	8,580,205	3,084,824	27,722,527
Class C	96,466	864,644	174,032	1,564,611
Administrator Class	106,068	950,975	1,084,425	9,765,946
Institutional Class	5,355,474	47,989,301	17,873,034	160,859,388

		58,385,125		199,912,472

Reinvestment of distributions
Class A	138,550	1,239,446	111,286	1,000,787
Class B	N/A	N/A	1 [1]	5 [1]
Class C	31,593	282,408	2,348	21,130
Administrator Class	21,739	194,536	33,857	304,570
Institutional Class	358,053	3,204,150	499,163	4,490,201

		4,920,540		5,816,693

Payment for shares redeemed
Class A	(6,633,879)	(59,360,844)	(5,118,157)	(46,046,224)
Class B	N/A	N/A	(7,783)[1]	(70,136)[1]
Class C	(1,791,217)	(16,036,464)	(4,209,467)	(37,840,666)
Administrator Class	(1,202,643)	(10,766,120)	(5,862,305)	(52,736,098)
Institutional Class	(23,742,189)	(212,822,264)	(51,978,754)	(467,553,596)

		(298,985,692)		(604,246,720)

Net decrease in net assets resulting from capital share transactions		(235,680,027)		(398,517,555)

Total decrease in net assets		(237,178,473)		(402,875,373)

Net assets
Beginning of period		631,052,653		1,033,928,026

End of period		$393,874,180		$631,052,653

Overdistributed net investment income		$(192,257)		$(192,247)

[1]

For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Adjustable Rate Government Fund	29

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.96	$9.01	$9.10	$9.15	$9.14
Net investment income	0.10	0.06	0.04	0.05	0.06
Net realized and unrealized gains (losses) on investments	(0.01)	(0.04)	(0.06)	(0.03)	0.02

Total from investment operations	0.09	0.02	(0.02)	0.02	0.08
Distributions to shareholders from
Net investment income	(0.12)	(0.07)	(0.05)	(0.05)	(0.06)
Tax basis return of capital	0.00	0.00	(0.02)	(0.02)	(0.01)

Total distributions to shareholders	(0.12)	(0.07)	(0.07)	(0.07)	(0.07)
Net asset value, end of period	$8.93	$8.96	$9.01	$9.10	$9.15
Total return[1]	0.98%	0.23%	(0.19)%	0.24%	0.90%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.80%	0.78%	0.79%	0.80%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	1.28%	0.72%	0.56%	0.58%	0.64%
Supplemental data
Portfolio turnover rate	3%	2%	13%	10%	18%
Net assets, end of period (000s omitted)	$103,963	$153,953	$172,131	$215,830	$251,686

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.96	$9.01	$9.10	$9.15	$9.14
Net investment income (loss)	0.05 [1]	(0.00)[1,2]	(0.02)[1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	(0.03)	(0.05)	(0.07)	(0.04)	0.02

Total from investment operations	0.02	(0.05)	(0.09)	(0.05)	0.01
Distributions to shareholders from
Net investment income	(0.05)	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]
Tax basis return of capital	0.00	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.05)	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]
Net asset value, end of period	$8.93	$8.96	$9.01	$9.10	$9.15
Total return[4]	0.23%	(0.52)%	(0.94)%	(0.51)%	0.15%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.55%	1.53%	1.54%	1.55%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income (loss)	0.54%	(0.04)%	(0.19)%	(0.16)%	(0.11)%
Supplemental data
Portfolio turnover rate	3%	2%	13%	10%	18%
Net assets, end of period (000s omitted)	$45,693	$60,766	$97,452	$121,117	$148,523

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Adjustable Rate Government Fund	31

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.96	$9.01	$9.10	$9.15	$9.14
Net investment income	0.13 [1]	0.07 [1]	0.06	0.06	0.07
Net realized and unrealized gains (losses) on investments	(0.03)	(0.04)	(0.06)	(0.03)	0.03

Total from investment operations	0.10	0.03	0.00	0.03	0.10
Distributions to shareholders from
Net investment income	(0.13)	(0.08)	(0.07)	(0.06)	(0.07)
Tax basis return of capital	0.00	0.00	(0.02)	(0.02)	(0.02)

Total distributions to shareholders	(0.13)	(0.08)	(0.09)	(0.08)	(0.09)
Net asset value, end of period	$8.93	$8.96	$9.01	$9.10	$9.15
Total return	1.12%	0.37%	(0.05)%	0.38%	1.05%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.74%	0.72%	0.72%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.42%	0.82%	0.71%	0.72%	0.78%
Supplemental data
Portfolio turnover rate	3%	2%	13%	10%	18%
Net assets, end of period (000s omitted)	$9,140	$18,805	$61,658	$66,037	$124,345

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.96	$9.01	$9.10	$9.15	$9.14
Net investment income	0.16	0.09	0.08	0.08	0.08
Net realized and unrealized gains (losses) on investments	(0.05)	(0.04)	(0.07)	(0.03)	0.03

Total from investment operations	0.11	0.05	0.01	0.05	0.11
Distributions to shareholders from
Net investment income	(0.14)	(0.10)	(0.07)	(0.08)	(0.08)
Tax basis return of capital	0.00	0.00	(0.03)	(0.02)	(0.02)

Total distributions to shareholders	(0.14)	(0.10)	(0.10)	(0.10)	(0.10)
Net asset value, end of period	$8.93	$8.96	$9.01	$9.10	$9.15
Total return	1.26%	0.51%	0.09%	0.52%	1.19%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.47%	0.45%	0.46%	0.47%
Net expenses	0.46%	0.46%	0.45%	0.46%	0.46%
Net investment income	1.55%	0.98%	0.84%	0.87%	0.93%
Supplemental data
Portfolio turnover rate	3%	2%	13%	10%	18%
Net assets, end of period (000s omitted)	$235,078	$397,529	$702,617	$906,536	$844,221

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Adjustable Rate Government Fund	33

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend

34	Wells Fargo Adjustable Rate Government Fund	Notes to financial statements

sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $386,487,299 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,518,620
Gross unrealized losses	(1,559,799)
Net unrealized gains	$3,958,821

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such a reclassification is due to expiration of capital loss carryforwards. At August 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(1,122,258)	$1,122,258

As of August 31, 2018, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $66,443 expiring in 2019.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Adjustable Rate Government Fund	35

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$376,251,593	$0	$376,251,593

Short-term investments
Investment companies	14,194,527	0	0	14,194,527
Total assets	$14,194,527	$376,251,593	$0	$390,446,120

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class C shares, 0.60% for Administrator Class shares and 0.46% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

36	Wells Fargo Adjustable Rate Government Fund	Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2018, Funds Distributor received $109 from the sale of Class A shares and $127 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$7,016,900	$7,580,065	$133,028,270	$7,635,720

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $6,407,484 and $7,490,334 of ordinary income for the years ended August 31, 2018 and August 31, 2017, respectively.

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$41,268	$3,958,821	$(66,443)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Adjustable Rate Government Fund	37

9. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

38	Wells Fargo Adjustable Rate Government Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Adjustable Rate Government Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	39

TAX INFORMATION

For the fiscal year ended August 31, 2018, $6,367,464 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	43

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Adjustable Rate Government Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Adjustable Rate Government Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

44	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the ten-year period under review, but lower than the average investment performance of the Universe for the one-, three-, and five-year periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays 6-Month Treasury Bill Index, for the five- and ten-year periods under review, but lower than its benchmark for the one-and three-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	45

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

46	Wells Fargo Adjustable Rate Government Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Adjustable Rate Government Fund	47
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

48	Wells Fargo Adjustable Rate Government Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315402 10-18 A215/AR215 08-18

Annual Report

August 31, 2018

Wells Fargo Conservative Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Conservative Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Conservative Income Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Conservative Income Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Conservative Income Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Conservative Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Andrew M. Greenberg, CFA®

Anthony J. Melville, CFA®

Jeffrey L. Weaver, CFA®

Average annual total returns (%) as of August 31, 2018

						Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception		Gross	Net[2]
Institutional Class (WCIIX)	5-31-2013	1.65	0.93	0.89		0.36	0.27
Bloomberg Barclays 6-9 Month Treasury Bill Index[3]	–	1.29	0.50	0.48	*	–	–
*	Based on the inception date of Institutional Class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Conservative Income Fund	7

Growth of $1,000,000 investment as of August 31, 2018[4]

[1]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]

The Bloomberg Barclays 6-9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

[4]

The chart compares the performance of Institutional Class shares since inception with the performance of the Bloomberg Barclays 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Conservative Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays 6–9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2018.

∎

The Fund is primarily invested in securities with a yield advantage over Treasuries, which added to performance. Corporate notes were the best-performing asset class within the portfolio, followed by commercial paper and asset-backed securities (ABS).

∎	The Fund maintained a shorter duration throughout the past 12 months to minimize both interest rate risk and the volatility of the Fund’s net asset value (NAV).

Ten largest holdings (%) as of August 31, 2018[5]
Master Credit Card Trust Series 2017-1A Class A, 2.26%, 7-21-2021	1.86
World Omni Auto Receivables Trust Series 2018-C Class A2, 2.80%, 1-18-2022	1.75
Barclays Dryrock Issuance Trust Series 2014-3 Class A, 2.41%, 7-15-2022	1.74
Verizon Owner Trust Series 2017-2A Class A, 1.92%, 12-20-2021	1.60
Sumitomo Mitsui Trust Bank Limited, 3.24%, 10-18-2019	1.51
Santander UK plc, 2.92%, 6-1-2021	1.51
Bank of Montreal, 2.80%, 4-13-2021	1.51
Colorado Tender Option Bond Trust Receipts/Certificates Series 2017-TPG007, 2.60%, 10-29-2027	1.50
CarMax Auto Owner Trust Series 2018-3 Class A2A, 2.88%, 10-15-2021	1.49
Ally Auto Receivables Trust Series 2017-3 Class A3, 1.74%, 9-15-2021	1.49

Yield-advantaged sectors added value.

The largest allocation of the Fund was to corporate bonds. For the 12-month period that ended August 31, 2018, the segment of the Bloomberg Barclays U.S. Aggregate Bond Index6 that comprises one- to three-year credits rated A to AAA returned 34 basis points (bps; 100 bps equal 1.00%) of excess return versus comparable-maturity Treasuries, while the segment of the Bloomberg Barclays U.S. Aggregate Bond Index that comprises zero to three-year floating-rate note credits rated A to AAA had an excess return of 85 bps.

The Fund’s sector allocation changed during the year. The allocation to fixed-rate corporate positions decreased by 16%. These assets were redeployed to commercial paper in order to shorten the duration of the Fund. Floating-rate corporate exposure remained unchanged at 30%, and those securities were top performers as the London Interbank Offered Rate (LIBOR) increased by approximately 100 bps during the year. The increase in LIBOR translated into higher coupon resets of the floating-rate notes, many of which reset every quarter.

The Fund maintained significant exposure to AAA-rated ABS throughout the year. The Fund held both fixed-and floating-rate short-dated tranches (one-year weighted average life) across ABS sectors, with particular emphasis on senior classes in equipment and prime auto lease issuers. Sector fundamentals have been strong, and we continue to view the ABS sector as a defensive and liquid component of the Fund with a favorable profile.

Portfolio allocation as of August 31, 2018[7]

We kept duration relatively short due to concerns about higher interest rates.

The U.S. Federal Reserve (Fed) increased the federal funds rate by 25 bps three times during the reporting period, which caused short-term interest rates to move dramatically higher. During the 12-month period that ended August 31, 2018, 1-year Treasury bill yields rose 118 bps to yield 2.45%, 2-year Treasury note yields rose 128 bps to yield 2.63%, and 3-year Treasury note yields rose 123 bps to yield 2.69%.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Conservative Income Fund	9

The Fund’s duration was shortened to 0.33 years from 0.42 years during the period. We expect to maintain the Fund’s duration with a similar target going forward due to the expectation that rates will continue to move higher.

We see opportunities ahead.

Looking forward, we believe the Fed will likely raise the federal funds rate by 25 bps two more times in 2018. In addition, we expect several more rate hikes in 2019. The corporate bond market is both technically and fundamentally strong. Larger-than-anticipated issuance in the month of August was easily absorbed, especially bonds with maturities shorter than three years.

Going forward, we expect second-half 2018 corporate bond issuance to be less than the first half of the year, with full-year 2018 issuance to be lower than 2017. ABS issuance increased in the first half of 2018 compared with the first half of 2017, resulting in more attractive spreads in the new-issue market compared with the secondary market. Increased demand for commercial paper, primarily from prime money market funds, put downward pressure on commercial paper rates. However, Fed rate hikes and increased Treasury bill issuance in the fourth quarter are expected to put upward pressure on commercial paper rates, which should contribute to the portfolio’s performance.

The duration of the Fund will likely be positioned in a conservative manner in an effort to minimize the volatility of its NAV. We continue to rely on our significant credit research capabilities to potentially avoid credit downgrades from companies that are likely to leverage their balance sheets as the result of merger and acquisition activity.

Please see footnotes on page 7.

10	Wells Fargo Conservative Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs including management fees and other Fund expenses, This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Institutional Class
Actual	$1,000.00	$1,010.86	$1.37	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.84	$1.38	0.27%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2018	Wells Fargo Conservative Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 24.14%
Ally Auto Receivables Trust Series 2017-3 Class A3	1.74%	9-15-2021	$6,000,000	$5,944,530
Ally Auto Receivables Trust Series 2018-2 Class A1	2.30	5-15-2019	2,199,367	2,199,335
Barclays Dryrock Issuance Trust Series 2014-3 Class A	2.41	7-15-2022	7,000,000	6,970,901
CarMax Auto Owner Trust Series 2017-1 Class A3	1.98	11-15-2021	500,000	496,016
CarMax Auto Owner Trust Series 2018-3 Class A2A	2.88	10-15-2021	5,950,000	5,951,712
CCG Receivables Trust Series 2018-2 Class A2 144A	3.09	12-15-2025	4,460,000	4,459,479
Daimler Trucks Retail Trust Series 2018-1 Class A1 144A	2.20	4-15-2019	240,650	240,618
Dell Equipment Finance Trust Series 2018-1 Class A2A 144A	2.97	10-22-2020	1,250,000	1,251,131
GM Financial Automobile Leasing Trust Series 2011-1 Class A2A	2.39	4-20-2020	2,873,760	2,866,737
GM Financial Automobile Leasing Trust Series 2018-2 Class A2A	2.83	7-20-2020	3,600,000	3,601,543
Golden Credit Card Trust Series 2016-5A Class A 144A	1.60	9-15-2021	2,000,000	1,973,712
Golden Credit Card Trust Series 2017-2A Class A 144A	1.98	4-15-2022	5,000,000	4,915,326
Hertz Fleet Lease Funding LP Series 2017-1 Class A1 (1 Month LIBOR +0.65%) 144A±	2.71	4-10-2031	1,776,295	1,778,479
Honda Auto Receivables Owner Trust Series 2018-1 Class A2	2.36	6-15-2020	2,000,000	1,997,820
Honda Auto Receivables Owner Trust Series 2018-2 Class A2	2.66	12-18-2020	1,000,000	999,619
Hyundai Auto Lease Securitization Trust Series 2017-B Class A3 144A	1.97	7-15-2020	1,650,000	1,638,828
Hyundai Auto Lease Securitization Trust Series 2018-B Class A2 144A	2.81	12-15-2020	5,000,000	4,998,427
Kubota Credit Owner Trust Series 2018-1A Class A1 144A	2.37	5-15-2019	3,260,039	3,260,124
Master Credit Card Trust Series 2017-1A Class A 144A	2.26	7-21-2021	7,500,000	7,421,788
Nissan Auto Receivables Owner Trust Series 2015-A Class A4	1.50	9-15-2021	3,000,000	2,987,679
Oscar US Funding Trust Series 2016-2A Class A2A 144A	2.31	11-15-2019	101,050	101,021
Oscar US Funding Trust Series 2017-1A Class A2B (1 Month LIBOR +0.80%) 144A±	2.86	5-11-2020	1,073,850	1,075,057
Oscar US Funding Trust Series 2017-2A Class A2A 144A	2.13	11-10-2020	404,693	403,062
Oscar US Funding Trust Series 2018-1A Class A2B (1 Month LIBOR +0.49%) 144A±	2.55	4-12-2021	2,000,000	2,002,076
Oscar US Funding Trust Series 2018-2A Class A2A 144A	3.15	8-10-2021	3,645,000	3,647,770
Securitized Term Auto Receivables Trust Series 2017-2A Class A2A 144A	1.78	1-27-2020	1,764,785	1,759,686
Tesla Auto Lease Trust Series 2018-A Class A 144A	2.32	12-20-2019	1,087,059	1,083,788
Tesla Auto Lease Trust Series 2018-A Class C 144A	2.97	4-20-2020	1,870,000	1,862,426
Verizon Owner Trust Series 2017-1A Class A 144A	2.06	9-20-2021	1,000,000	991,239
Verizon Owner Trust Series 2017-2A Class A 144A	1.92	12-20-2021	6,500,000	6,416,452
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A2A	2.81	7-20-2021	4,250,000	4,254,967
World Omni Auto Receivables Trust Series 2018-C Class A2	2.80	1-18-2022	7,000,000	7,002,250

Total Asset-Backed Securities (Cost $96,589,441)				96,553,598

Corporate Bonds and Notes: 15.69%

Financials: 15.69%

Banks: 4.76%
Bank of America Corporation (3 Month LIBOR +0.25%) ±	2.56	8-28-2020	3,000,000	3,001,848
Citibank NA (3 Month LIBOR +0.57%) ±	2.92	7-23-2021	5,500,000	5,528,078
Cooperatieve Rabobank UA (3 Month LIBOR +0.43%) ±	2.76	4-26-2021	3,000,000	3,004,293
Credit Suisse	2.30	5-28-2019	1,000,000	997,508
JPMorgan Chase Bank NA (3 Month LIBOR +0.23%) ±	2.55	9-1-2020	2,500,000	2,501,170
JPMorgan Chase Bank NA (3 Month LIBOR +0.34%) ±	2.67	4-26-2021	4,000,000	4,003,472

				19,036,369

Capital Markets: 2.51%
Goldman Sachs Group Incorporated (3 Month LIBOR +1.04%) ±	3.38	4-25-2019	4,000,000	4,023,207
Morgan Stanley (3 Month LIBOR +0.85%) ±	3.19	1-24-2019	1,000,000	1,003,134
Morgan Stanley (3 Month LIBOR +1.38%) ±	3.72	2-1-2019	5,000,000	5,026,326

				10,052,667

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Conservative Income Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance: 3.59%
BMW US Capital LLC (3 Month LIBOR +0.41%) 144A±	2.75%	9-13-2019	$2,000,000	$2,006,868
BMW US Capital LLC (3 Month LIBOR +0.50%) 144A±	2.82	8-13-2021	2,325,000	2,333,251
Daimler Finance North America LLC (3 Month LIBOR +0.53%) 144A±	2.87	5-5-2020	4,000,000	4,013,261
Nissan Motor Acceptance Corporation (3 Month LIBOR +0.52%) 144A±	2.86	3-15-2021	3,000,000	3,006,986
Nissan Motor Acceptance Corporation (3 Month LIBOR +1.01%) 144A±	3.33	3-8-2019	3,000,000	3,013,315

				14,373,681

Insurance: 4.83%
AIG Global Funding (3 Month LIBOR +0.46%) 144A±	2.80	6-25-2021	2,950,000	2,955,223
Jackson National Life Insurance Company (3 Month LIBOR +0.48%) 144A±	2.81	6-11-2021	2,525,000	2,530,365
Metropolitan Life Global Funding I (3 Month LIBOR +0.22%) 144A±	2.55	9-19-2019	3,000,000	3,005,414
Metropolitan Life Global Funding I (3 Month LIBOR +0.40%) 144A±	2.73	6-12-2020	3,000,000	3,014,948
New York Life Global Funding (3 Month LIBOR +0.32%) 144A±	2.66	8-6-2021	1,950,000	1,954,037
Protective Life Global Funding (3 Month LIBOR +0.52%) 144A±	2.86	6-28-2021	5,000,000	5,013,196
The Allstate Corporation (3 Month LIBOR +0.43%) ±	2.76	3-29-2021	825,000	826,011

				19,299,194

Total Corporate Bonds and Notes (Cost $62,573,583)				62,761,911

Municipal Obligations: 3.04%

Colorado: 1.50%

Health Revenue: 1.50%
Colorado Tender Option Bond Trust Receipts/Certificates Series 2017-TPG007 (Bank of America NA LIQ) 144Aø	2.60	10-29-2027	6,000,000	6,000,000

Kentucky: 1.17%

GO Revenue: 1.17%
Louisville Jefferson County KY Metropolitan Government Series A	1.95	12-1-2018	4,690,000	4,683,997

Texas: 0.37%

GO Revenue: 0.37%
Houston TX Taxable Pension Obligation Bonds Series 2017	2.20	3-1-2019	1,500,000	1,496,865

Total Municipal Obligations (Cost $12,190,000)				12,180,862

Non-Agency Mortgage-Backed Securities: 1.25%
NextGear Floorplan Master Trust Series 2018-1A Class A1 (1 Month LIBOR +0.64%) 144A±	2.71	2-15-2023	5,000,000	5,007,564

Total Non-Agency Mortgage-Backed Securities (Cost $5,000,000)				5,007,564

Yankee Corporate Bonds and Notes: 18.71%

Financials: 18.71%

Banks: 17.12%
ABN AMRO Bank NV 144A	2.10	1-18-2019	3,000,000	2,993,184
ABN AMRO Bank NV (3 Month LIBOR +0.57%) 144A±	2.88	8-27-2021	2,675,000	2,681,150
Bank of Montreal (3 Month LIBOR +0.46%) ±	2.80	4-13-2021	6,000,000	6,028,657
Barclays Bank plc (3 Month LIBOR +0.46%) ±	2.79	1-11-2021	5,000,000	5,004,657
Barclays Bank plc	6.75	5-22-2019	1,400,000	1,438,635

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Conservative Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
BNP Paribas	2.45%	3-17-2019	$4,246,000	$4,244,667
BNZ International Funding of London (3 Month LIBOR +0.70%) 144A±	3.01	2-21-2020	1,750,000	1,761,750
Commonwealth Bank of Australia (3 Month LIBOR +0.40%) 144A±	2.73	9-18-2020	3,000,000	3,007,673
HSBC Holdings plc (3 Month LIBOR +0.60%) ±	2.92	5-18-2021	3,940,000	3,951,744
Mitsubishi UFJ Financial Group Incorporated (3 Month LIBOR +0.65%) ±	2.98	7-26-2021	4,000,000	4,018,567
National Australia Bank (3 Month LIBOR +0.35%) 144A±	2.69	1-12-2021	2,000,000	2,001,891
Rabobank Nederland NV (3 Month LIBOR +0.51%) ±	2.85	8-9-2019	3,000,000	3,012,749
Santander UK plc (3 Month LIBOR +0.62%) ±	2.92	6-1-2021	6,000,000	6,031,339
Sumitomo Mitsui Banking Corporation (3 Month LIBOR +0.31%) ±	2.64	10-18-2019	2,600,000	2,603,744
Sumitomo Mitsui Banking Corporation (3 Month LIBOR +0.35%) ±	2.69	1-17-2020	3,000,000	3,007,458
Sumitomo Mitsui Trust Bank Limited (3 Month LIBOR +0.91%) 144A±	3.24	10-18-2019	6,000,000	6,046,750
Svenska Handelsbanken AB (3 Month LIBOR +0.47%) ±	2.78	5-24-2021	5,500,000	5,517,765
The Bank of Nova Scotia (3 Month LIBOR +0.29%) ±	2.63	1-8-2021	1,000,000	999,553
United Overseas Bank Limited (3 Month LIBOR +0.48%) 144A±	2.83	4-23-2021	1,800,000	1,803,202
Westpac Banking Corporation (3 Month LIBOR +0.28%) ±	2.59	5-15-2020	2,325,000	2,328,389

				68,483,524

Capital Markets: 0.90%
Siemens Financieringsmaatschappij NV 144A	2.20	3-16-2020	1,500,000	1,482,413
Siemens Financieringsmaatschappij NV (3 Month LIBOR +0.32%) 144A±	2.65	9-13-2019	2,110,000	2,116,467

				3,598,880

Diversified Financial Services: 0.69%
UBS AG (3 Month LIBOR +0.48%) 144A±	2.80	12-1-2020	2,750,000	2,754,392

Total Yankee Corporate Bonds and Notes (Cost $74,608,079)				74,836,796

Yankee Government Bonds: 1.30%
Export-Import Bank of Korea	2.88	9-17-2018	1,200,000	1,199,980
Export-Import Bank of Korea (3 Month LIBOR +0.70%) ±	3.01	5-26-2019	4,000,000	4,005,952

Total Yankee Government Bonds (Cost $5,200,439)				5,205,932

Short-Term Investments: 37.32%

Commercial Paper: 37.29%
American Honda Finance Corporation (z)	2.01	10-23-2018	10,000,000	9,969,083
Antalis SA 144A(z)(p)	2.45	1-10-2019	3,000,000	2,974,062
Apple Incorporated 144A(z)	1.90	10-11-2018	2,530,000	2,524,237
Atlantic Asset Securitization LLC 144A(z)(p)	2.11	10-9-2018	2,550,000	2,544,215
Atlantic Asset Securitization LLC (z)(p)	2.26	11-16-2018	2,750,000	2,736,860
CDP Financial Incorporated 144A(z)	2.04	10-26-2018	5,000,000	4,983,846
CNPC Finance Hong Kong Limited 144A(z)	0.73	9-6-2018	9,800,000	9,796,572
CNPC Finance Hong Kong Limited 144A(z)	2.10	9-4-2018	2,500,000	2,499,418
CRC Funding LLC 144A(z)(p)	0.97	9-7-2018	6,000,000	5,997,713
CRC Funding LLC 144A(z)(p)	2.17	12-3-2018	4,000,000	3,976,228
Crown Point Capital Company LLC 144A(z)(p)	2.13	10-12-2018	1,650,000	1,645,915
Grand China Air Limited Hong Kong Limited (z)	1.16	9-7-2018	1,850,000	1,849,284
Grand China Air Limited Hong Kong Limited (z)	1.87	9-13-2018	3,150,000	3,147,716
Great Bridge Capital Company LLC 144A(z)(p)	1.92	10-3-2018	1,500,000	1,497,085
Kaiser Foundation Hospitals (z)	0.78	9-6-2018	8,300,000	8,297,027

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Conservative Income Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Commercial Paper (continued)
La Fayette Asset Securitization LLC 144A(z)(p)	0.90%	9-7-2018	$10,500,000	$10,495,937
Lexington Parker Capital Company LLC 144A(z)(p)	0.91	9-7-2018	7,000,000	6,997,265
LMA Americas LLC 144A(z)(p)	1.53	9-12-2018	2,500,000	2,498,363
LMA Americas LLC 144A(z)(p)	2.27	12-6-2018	5,000,000	4,969,162
Metlife Funding Incorporated (z)	1.99	11-14-2018	5,000,000	4,977,604
Mountcliff Funding 144A(z)(p)	1.34	9-10-2018	11,000,000	10,993,892
National Securities Clearing Corporation 144A(z)	1.98	10-12-2018	1,800,000	1,795,737
Old Line Funding LLC (1 Month LIBOR +0.20%) 144A±(p)	2.27	11-9-2018	7,000,000	7,002,835
Ontario Teachers’ Finance Trust 144A(z)	2.30	10-29-2018	6,000,000	5,978,986
Thunder Bay Funding LLC 144A(z)(p)	2.14	10-22-2018	10,300,000	10,268,266
Total Capital Canada Limited 144A(z)	1.97	10-16-2018	7,800,000	7,779,160
Total Capital Canada Limited 144A(z)	2.02	10-24-2018	3,000,000	2,990,388
Toyota Industries Commercial Finance Incorporated (z)	1.77	9-24-2018	5,000,000	4,993,520
Victory Receivables Corporation 144A(z)(p)	1.81	10-2-2018	3,000,000	2,994,507

				149,174,883

	Yield		Shares
Investment Companies: 0.03%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.87		96,943	96,943

Total Short-Term Investments (Cost $149,288,069)				149,271,826

Total investments in securities (Cost $405,449,611)	101.45%	405,818,489
Other assets and liabilities, net	(1.45)	(5,816,131)

Total net assets	100.00%	$400,002,358

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

(p)	Asset-backed commercial paper

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

GO	General obligation
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Conservative Income Fund	15

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	275,037	214,328,174	214,506,268	96,943	$0	$0	$17,300	$96,943	0.03%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Conservative Income Fund	Statement of assets and liabilities—August 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $405,352,668)	$405,721,546
Investments in affiliated securities, at value (cost $96,943)	96,943
Receivable for investments sold	1,891,184
Receivable for interest	851,613
Prepaid expenses and other assets	53,499

Total assets	408,614,785

Liabilities
Payable for Fund shares redeemed	8,412,769
Dividends payable	102,031
Management fee payable	45,372
Administration fee payable	31,023
Trustees’ fees and expenses payable	1,982
Accrued expenses and other liabilities	19,250

Total liabilities	8,612,427

Total net assets	$400,002,358

NET ASSETS CONSIST OF
Paid-in capital	$400,406,231
Undistributed net investment income	4,184
Accumulated net realized losses on investments	(776,935)
Net unrealized gains on investments	368,878

Total net assets	$400,002,358

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Institutional Class	$400,002,358
Shares outstanding – Institutional Class[1]	40,033,643
Net asset value per share – Institutional Class	$9.99

[1]	The Fund has an unlimited number of authorized shares

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2018	Wells Fargo Conservative Income Fund	17

Investment income
Interest (net of foreign interest withholding taxes of $1,106)	$9,702,101
Income from affiliated securities	17,300

Total investment income	9,719,401

Expenses
Management fee	1,181,951
Administration fee
Institutional Class	378,224
Custody and accounting fees	29,436
Professional fees	45,082
Registration fees	64,889
Shareholder report expenses	8,603
Trustees’ fees and expenses	18,731
Other fees and expenses	6,182

Total expenses	1,733,098
Less: Fee waivers and/or expense reimbursements	(456,592)

Net expenses	1,276,506

Net investment income	8,442,895

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(776,935)
Net change in unrealized gains (losses) on investments	(313,636)

Net realized and unrealized gains (losses) on investments	(1,090,571)

Net increase in net assets resulting from operations	$7,352,324

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Conservative Income Fund	Statement of changes in net assets

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$8,442,895		$5,763,414
Net realized gains (losses) on investments		(776,935)		376,009
Net change in unrealized gains (losses) on investments		(313,636)		(76,758)

Net increase in net assets resulting from operations		7,352,324		6,062,665

Distributions to shareholders from
Net investment income
Institutional Class		(8,443,388)		(5,765,706)
Net realized gains
Institutional Class		(148,163)		0

Total distributions to shareholders		(8,591,551)		(5,765,706)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Institutional Class	50,241,480	502,485,302	32,361,100	323,882,718
Reinvestment of distributions – Institutional Class	739,437	7,389,754	500,446	5,007,754
Payment for shares redeemed – Institutional Class	(52,808,731)	(527,872,511)	(45,740,798)	(457,777,428)

Net decrease in net assets resulting from capital share transactions		(17,997,455)		(128,886,956)

Total decrease in net assets		(19,236,682)		(128,589,997)

Net assets
Beginning of period		419,239,040		547,829,037

End of period		$400,002,358		$419,239,040

Undistributed net investment income		$4,184		$5,094

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Conservative Income Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.01	$10.01	$10.00	$10.02	$9.99
Net investment income	0.18	0.12	0.07	0.05	0.04
Net realized and unrealized gains (losses) on investments	(0.02)	0.00 [1]	0.01	(0.02)	0.03

Total from investment operations	0.16	0.12	0.08	0.03	0.07
Distributions to shareholders from
Net investment income	(0.18)	(0.12)	(0.07)	(0.05)	(0.04)
Net realized gains	(0.00)[1]	0.00	0.00	(0.00)[1]	(0.00)[1]

Total distributions to shareholders	(0.18)	(0.12)	(0.07)	(0.05)	(0.04)
Net asset value, end of period	$9.99	$10.01	$10.01	$10.00	$10.02
Total return	1.65%	1.20%	0.79%	0.28%	0.74%
Ratios to average net assets (annualized)
Gross expenses	0.37%	0.36%	0.36%	0.38%	0.43%
Net expenses	0.27%	0.27%	0.27%	0.27%	0.27%
Net investment income	1.79%	1.17%	0.72%	0.48%	0.44%
Supplemental data
Portfolio turnover rate	197%	197%	269%	80%	55%
Net assets, end of period (000s omitted)	$400,002	$419,239	$547,829	$336,608	$143,418

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Conservative Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Conservative Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures

Notes to financial statements	Wells Fargo Conservative Income Fund	21

contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $405,454,355 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$454,694
Gross unrealized losses	(90,560)
Net unrealized gains	$364,134

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(417)	$417

22	Wells Fargo Conservative Income Fund	Notes to financial statements

As of August 31, 2018, the Fund had a capital loss carryforward which consisted of $772,191 in short-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Asset-backed securities	$0	$96,553,598	$0	$96,553,598

Corporate bonds and notes	0	62,761,911	0	62,761,911

Municipal obligations	0	12,180,862	0	12,180,862

Non-agency mortgage-backed securities		5,007,564	0	5,007,564

Yankee corporate bonds and notes	0	74,836,796	0	74,836,796

Yankee government bonds	0	5,205,932	0	5,205,932

Short-term investments
Commercial paper	0	149,174,883	0	149,174,883
Investment companies	96,943	0	0	96,943
Total assets	$96,943	$405,721,546	$0	$405,818,489

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.25% and declining to 0.18% as the average daily net assets of the Fund increase. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Conservative Income Fund	23

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of the Institutional Class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.27% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2018 were $664,190,489 and $766,510,974, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017 were as follows:

	Year ended August 31
	2018	2017
Ordinary income	$8,572,794	$5,765,706
Long-term capital gain	18,757	0

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$106,215	$364,134	$(772,191)

24	Wells Fargo Conservative Income Fund	Notes to financial statements

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Conservative Income Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Conservative Income Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

26	Wells Fargo Conservative Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $18,757 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2018.

For the fiscal year ended August 31, 2018, $5,784,199 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2018, $128,989 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Conservative Income Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28	Wells Fargo Conservative Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Conservative Income Fund	29

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

30	Wells Fargo Conservative Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Conservative Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Conservative Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Conservative Income Fund	31

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was in range of the average investment performance of the Universe for the one- and three-year periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. Treasury Bills: 6-9 Month Index, for the one- and three-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered this ratio in comparison to the median ratio of funds in a class-specific expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense group and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rate payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rate with the average contractual investment management fee rate of funds in the expense Group at a common asset level as well as transfer agency costs of the funds in the expense Group. The Board noted that the Management Rate of the Fund was lower than the sum of these average rates for the Fund’s expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

32	Wells Fargo Conservative Income Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315404 10-18 A265/AR265 08-18

Annual Report

August 31, 2018

Wells Fargo Government Securities Fund

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The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Government Securities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Government Securities Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Government Securities Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Government Securities Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Government Securities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Michal Stanczyk

Average annual total returns (%) as of August 31, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SGVDX)	8-31-1999	(5.88)	0.66	2.35	(1.44)	1.59	2.82	0.87	0.85
Class C (WGSCX)	12-26-2002	(3.18)	0.84	2.05	(2.18)	0.84	2.05	1.62	1.60
Administrator Class (WGSDX)	4-8-2005	–	–	–	(1.23)	1.83	3.03	0.81	0.64
Institutional Class (SGVIX)	8-31-1999	–	–	–	(0.99)	1.99	3.22	0.54	0.48
Bloomberg Barclays U.S. Aggregate ex Credit Index[3]	–	–	–	–	(1.08)	2.00	3.15	–	–
Bloomberg Barclays Intermediate U.S. Government Bond Index[4]	–	–	–	–	(1.25)	1.18	2.32	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Government Securities Fund	7

Growth of $10,000 investment as of August 31, 2018[5]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through December 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays U.S. Aggregate ex Credit Index is composed of the Bloomberg Barclays U.S. Government Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

[4]

The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. government securities with maturities in the one to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. Aggregate ex Credit Index and the Bloomberg Barclays Intermediate U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Government Securities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A shares, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for the 12-month period that ended August 31, 2018.

∎	An overweight allocation to higher-coupon mortgages detracted because the duration of higher-coupon pools extended more than lower-coupon pools as interest rates increased during the period.

∎	An underweight to mortgage-backed securities (MBS) detracted from results, as did an overweight to higher-coupon 30-year and 15-year mortgages.

∎

The Fund’s overweight to securitized sectors, including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and asset-backed securities contributed to performance over the period due to the sectors’ yield advantage and narrowing spreads.

∎

The Fund’s yield-curve and conservative duration positioning contributed to results as interest rates rose and the Fund’s yield positioning benefited from a flattening yield curve, whereby longer-term yields rose less than short-term rates did.

∎

The Fund’s underweight allocation to Ginnie Mae mortgages contributed as higher-than-expected supply combined with tepid overseas demand caused the sector to underperform Fannie Mae and Freddie Mac bonds.

Ten largest holdings (%) as of August 31, 2018[6]
FNMA, 4.50%, 9-13-2048	4.97
U.S. Treasury Note, 1.75%, 5-15-2023	3.46
FNMA, 3.00%, 12-1-2045	3.32
Resolution Funding Corporation STRIPS, 0.00%, 7-15-2020	3.25
U.S. Treasury Bond, 3.75%, 11-15-2043	3.20
FNMA, 3.50%, 9-18-2033	2.32
FNMA, 4.00%, 4-1-2046	2.28
GNMA, 4.00%, 12-20-2047	2.12
GNMA, 3.50%, 12-20-2047	2.09
GNMA, 3.50%, 9-21-2048	1.99

Economic growth accelerated and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.9% in real terms, which was above the post-financial-crisis average. Business investment was a significant source of strength, rising 4.8% for the 12 months that ended June 30, 2018. Consumer spending was a net contributor to growth, although it failed to keep pace with the business sector. Inventories were a net detractor from GDP growth, while trade and government spending were modestly positive factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 194,000 jobs per month over the period, while the unemployment rate declined to 3.9% at the end of August 2018 from 4.4% a year earlier. Also encouraging was a 0.2% rise in the employment/population ratio since August 2017, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.9% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The CPI7 also rose 2.9% over the past year, which accelerated due in part to higher energy prices.

The U.S. Federal Reserve’s (Fed’s) rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s gradual approach to hiking rates is supported by Fed Chairman Jerome Powell’s stated view that there is no sense that inflation will take off or move unexpectedly quickly.

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term maturity instruments. Yields on 2-year Treasuries rose by 130 basis points (bps; 100 bps equal 1.00%) during the period, while 10-year Treasuries were about 75 bps higher. Investment-grade credit spreads tightened rapidly into the start of 2018 after the corporate tax cut was enacted in the U.S. but ended the period slightly wider after trade tensions and heavy supply took their toll on bond prices.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Government Securities Fund	9

Portfolio allocation as of August 31, 2018[8]

The Fund had an overweight allocation to securitized sectors.

We continued to find relative value among securitized bonds, particularly CMOs and agency CMBS. Within the MBS sector, the Fund was underweight versus the benchmark, which detracted from performance, with an emphasis on higher-coupon paper. The Fund also maintained an underweight to Ginnie Mae bonds due to their rich valuations, deteriorating prepayment fundamentals, and poor supply/demand technicals, which contributed to performance. However, the Fund’s overweight to higher-coupon 30-year and 15-year mortgages detracted because the duration of those pools extended as rates rose.

During the period, the Fund maintained an overweight to agency CMBS and a neutral or underweight position to nonagency CMBS. The Fund’s overweight to agency CMBS contributed to results. The Fund held government-guaranteed or government-sponsored agency bonds rather than Treasuries, picking up additional yield and benefiting from positive spread performance. In lieu of holding cash (given its low yield), we instead purchased short-maturity agency and Treasury bonds as well as floating-rate agency CMOs. This allowed the Fund to earn additional income without significant incremental interest rate or credit risk.

We expect modestly above-trend economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters, aided by fiscal stimulus and looser regulations. Real GDP growth in the area of 3% is likely to persist for a period of time, barring some external shock. The biggest risks to the outlook include an escalation in trade tensions and a larger-than-expected slowdown in the Chinese economy.

Please see footnotes on page 7.

10	Wells Fargo Government Securities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,008.99	$4.30	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000.00	$1,005.19	$8.09	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Administrator Class
Actual	$1,000.00	$1,010.05	$3.24	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class
Actual	$1,000.00	$1,011.81	$2.43	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2018	Wells Fargo Government Securities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 82.68%
FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$261,226	$261,417
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	1,607,345	1,582,983
FHLB	5.63	3-14-2036	6,020,000	7,850,772
FHLMC	1.42	5-25-2021	2,434,389	2,397,689
FHLMC	2.38	4-25-2023	2,200,313	2,163,256
FHLMC	2.46	3-25-2022	3,469,151	3,415,936
FHLMC (1 Month LIBOR +0.50%) ±	2.56	8-15-2037	3,452,373	3,480,523
FHLMC	2.62	12-25-2026	4,056,462	3,940,663
FHLMC	2.75	3-25-2027	6,328,942	6,233,099
FHLMC (1 Month LIBOR +0.67%) ±	2.75	2-25-2023	501,154	502,550
FHLMC	2.90	4-25-2026	6,490,015	6,420,710
FHLMC	3.00	5-15-2026	789,383	786,778
FHLMC	3.00	1-15-2054	173,087	170,573
FHLMC (1 Month LIBOR +1.18%) ±	3.24	12-15-2036	389,485	403,587
FHLMC ±±	3.31	5-25-2023	2,800,000	2,830,096
FHLMC (11th District Cost of Funds +1.25%) ±	3.41	7-1-2032	447,630	449,185
FHLMC (3 Year Treasury Constant Maturity +2.23%) ±	3.46	5-1-2026	36,696	36,513
FHLMC	3.50	8-1-2045	5,817,838	5,798,448
FHLMC	3.50	11-1-2045	10,487,555	10,452,598
FHLMC	3.50	12-1-2045	7,428,887	7,404,127
FHLMC	3.50	12-1-2045	2,527,007	2,518,591
FHLMC (12 Month LIBOR +1.91%) ±	3.66	9-1-2031	3,388	3,424
FHLMC (12 Month LIBOR +1.91%) ±	3.66	9-1-2031	44,938	45,179
FHLMC (1 Year Treasury Constant Maturity +2.14%) ±	3.74	10-1-2026	141,928	146,009
FHLMC (12 Month LIBOR +2.00%) ±	3.75	1-1-2038	1,070,802	1,130,443
FHLMC	4.00	12-15-2024	1,850,000	1,895,945
FHLMC	4.00	6-1-2044	5,151,734	5,259,873
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.31	6-1-2032	29,386	30,485
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.37	7-1-2029	95,490	98,435
FHLMC	4.50	3-1-2042	456,995	479,831
FHLMC	4.50	9-1-2044	3,844,397	4,000,998
FHLMC	5.00	4-1-2019	5,091	5,118
FHLMC	5.00	4-1-2019	7,394	7,433
FHLMC	5.00	6-1-2019	37,859	38,057
FHLMC	5.00	8-1-2019	114,823	116,656
FHLMC	5.00	10-1-2019	56,227	56,521
FHLMC	5.00	2-1-2020	184,890	185,912
FHLMC	5.00	8-1-2040	1,176,619	1,256,716
FHLMC	5.11	5-25-2019	1,140,000	1,150,505
FHLMC	5.50	7-1-2035	3,630,913	3,951,068
FHLMC	5.50	12-1-2038	2,150,577	2,325,839
FHLMC	6.00	10-1-2032	29,890	33,017
FHLMC	6.00	5-25-2043	4,489,612	4,862,479
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	6.38	1-1-2026	57,314	55,016
FHLMC	6.50	4-1-2021	1,868	1,902
FHLMC	6.50	4-1-2022	36,684	40,514
FHLMC	6.50	9-1-2028	16,980	18,753
FHLMC	6.50	9-1-2028	19,033	21,019
FHLMC	6.50	7-1-2031	3	3
FHLMC	7.00	12-1-2023	2,617	2,799

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	7.00%	12-1-2026	$1,947	$1,978
FHLMC	7.00	12-1-2026	429	453
FHLMC	7.00	4-1-2029	1,545	1,715
FHLMC	7.00	5-1-2029	9,015	10,031
FHLMC	7.00	4-1-2032	99,135	111,255
FHLMC	7.50	11-1-2031	189,553	213,668
FHLMC	7.50	4-1-2032	166,326	185,708
FHLMC	8.00	8-1-2023	7,433	7,806
FHLMC	8.00	6-1-2024	4,172	4,451
FHLMC	8.00	6-1-2024	2,756	2,789
FHLMC	8.00	6-1-2024	6,768	7,064
FHLMC	8.00	8-1-2026	15,466	17,357
FHLMC	8.00	11-1-2026	14,395	16,076
FHLMC	8.00	11-1-2028	9,817	10,552
FHLMC	8.50	7-1-2022	1,054	1,065
FHLMC	8.50	12-1-2025	9,746	10,529
FHLMC	8.50	5-1-2026	1,416	1,516
FHLMC	8.50	8-1-2026	5,008	5,064
FHLMC	8.50	8-1-2026	17,899	17,939
FHLMC	9.00	12-1-2019	4	4
FHLMC	9.00	1-1-2020	3	3
FHLMC	9.00	2-1-2020	37	38
FHLMC	9.00	3-1-2020	276	276
FHLMC	9.00	9-1-2020	36	36
FHLMC	9.00	9-1-2020	272	272
FHLMC	9.00	12-1-2020	8	8
FHLMC	9.00	3-1-2021	786	791
FHLMC	9.00	4-1-2021	387	388
FHLMC	9.00	4-1-2021	94	98
FHLMC	9.00	7-1-2021	1,740	1,745
FHLMC	9.00	7-1-2021	2,124	2,135
FHLMC	9.00	8-1-2021	171	179
FHLMC	9.00	7-1-2022	228	230
FHLMC	9.00	9-1-2024	321	324
FHLMC	9.50	8-1-2019	10	10
FHLMC	9.50	2-1-2020	1	1
FHLMC	9.50	6-1-2020	11	11
FHLMC	9.50	8-1-2020	70	72
FHLMC	9.50	9-1-2020	9	9
FHLMC	9.50	9-1-2020	293	295
FHLMC	9.50	9-1-2020	11	11
FHLMC	9.50	10-1-2020	19	20
FHLMC	9.50	10-1-2020	12	12
FHLMC	9.50	11-1-2020	27	28
FHLMC	9.50	5-1-2021	86	90
FHLMC	9.50	9-17-2022	62,228	62,074
FHLMC	9.50	4-1-2025	14,649	14,818
FHLMC	10.00	12-1-2019	49	49
FHLMC	10.00	3-1-2020	2	2
FHLMC	10.00	6-1-2020	6	7

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Government Securities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	10.00%	8-1-2020	$11	$11
FHLMC	10.00	10-1-2021	3,065	3,085
FHLMC	10.00	8-17-2022	2,029	2,010
FHLMC	10.00	2-17-2025	101,952	102,381
FHLMC	10.50	5-1-2019	1	1
FHLMC	10.50	6-1-2019	1	1
FHLMC	10.50	8-1-2019	1,349	1,353
FHLMC	10.50	12-1-2019	5,326	5,329
FHLMC	10.50	5-1-2020	2,295	2,307
FHLMC	10.50	8-1-2020	3,599	3,617
FHLMC Multifamily Structured Passthrough Series K075 Class A2 ±±	3.65	2-25-2028	4,370,000	4,443,669
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	2,436,397	2,406,705
FHLMC Series 2758 Class FH (1 Month LIBOR +0.35%) ±	2.41	3-15-2019	71,959	71,977
FHLMC Series 2882 Class TF (1 Month LIBOR +0.25%) ±	2.31	10-15-2034	333,795	334,342
FHLMC Series 3767 Class PD	4.00	7-15-2040	18,547	18,547
FHLMC Series 3948 Class DA	3.00	12-15-2024	189,432	189,707
FHLMC Series 4218 Class DF (1 Month LIBOR +0.25%) ±	2.31	7-15-2042	754,761	753,647
FHLMC Series K020 Class X1 ±±(c)	1.55	5-25-2022	44,530,662	1,902,580
FHLMC Series KJ14 Class A1	2.20	11-25-2023	4,969,828	4,809,556
FHLMC Series M036 Class A	4.16	12-15-2029	3,765,000	3,663,157
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	2.46	11-25-2028	239,835	238,869
FHLMC Series T-23 Class A (1 Month LIBOR +0.28%) ±	2.34	5-25-2030	628,866	628,428
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	2.34	9-25-2031	793,210	785,113
FHLMC Series T-42 Class A6	9.50	2-25-2042	815,307	970,819
FHLMC Series T-55 Class 2A1 ±±	3.72	3-25-2043	450,641	444,539
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	1,089,206	1,225,411
FHLMC Series T-57 Class 2A1 ±±	3.92	7-25-2043	2,092,382	2,197,354
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	2.95	10-25-2044	1,187,209	1,183,211
FHLMC Series T-67 Class 1A1C ±±	3.67	3-25-2036	826,276	839,551
FHLMC Series T-67 Class 2A1C ±±	3.43	3-25-2036	1,456,519	1,454,725
FHLMC Series T-75 Class A1 (1 Month LIBOR +0.04%) ±	2.10	12-25-2036	1,121,580	1,119,303
FNMA ¤	0.00	10-9-2019	9,590,000	9,318,756
FNMA ¤	0.00	5-15-2030	7,700,000	5,164,182
FNMA	1.71	12-1-2022	3,502,447	3,399,112
FNMA	1.78	5-1-2020	903,146	885,058
FNMA (11th District Cost of Funds +1.26%) ±	2.23	5-1-2036	1,498,471	1,494,196
FNMA (1 Month LIBOR +0.35%) ±	2.41	2-25-2032	630,036	634,462
FNMA %%	2.50	9-18-2033	4,960,000	4,822,746
FNMA	2.50	4-25-2039	68,776	67,957
FNMA (12 Month LIBOR +1.61%) ±	2.51	5-1-2046	5,331,103	5,273,995
FNMA (11th District Cost of Funds +1.63%) ±	2.51	5-1-2023	171,876	171,800
FNMA (1 Month LIBOR +0.48%) ±	2.54	9-25-2037	2,967,168	2,990,232
FNMA (1 Month LIBOR +0.25%) ±	2.55	6-27-2036	111,189	109,150
FNMA	2.55	3-1-2022	1,618,808	1,592,786
FNMA	2.56	3-1-2021	942,954	930,148
FNMA (11th District Cost of Funds +1.25%) ±	2.59	9-1-2027	205,870	206,961
FNMA (1 Month LIBOR +0.55%) ±	2.61	4-25-2050	1,834,917	1,837,647
FNMA	2.86	11-1-2021	2,575,967	2,556,048
FNMA ±±	2.88	2-25-2027	10,000,000	9,578,047
FNMA	2.91	1-1-2024	3,123,414	3,120,165

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	3.00%	5-1-2027	$1,547,056	$1,548,750
FNMA %%	3.00	9-18-2033	13,275,000	13,191,287
FNMA	3.00	4-1-2045	132,705	128,882
FNMA	3.00	11-1-2045	10,618,713	10,291,691
FNMA	3.00	12-1-2045	24,379,944	23,615,202
FNMA	3.00	11-1-2046	7,292,030	7,056,704
FNMA	3.00	12-1-2046	812,928	786,694
FNMA	3.02	2-1-2026	6,238,483	6,131,045
FNMA (11th District Cost of Funds +1.25%) ±	3.23	5-1-2036	490,724	504,473
FNMA (12 Month LIBOR +1.54%) ±	3.31	1-1-2043	373,416	387,106
FNMA	3.31	9-25-2020	3,690,783	3,701,729
FNMA	3.38	9-1-2020	1,887,318	1,900,802
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.43	11-1-2031	128,653	134,744
FNMA (12 Month LIBOR +1.73%) ±	3.49	9-1-2036	546,031	572,819
FNMA	3.49	12-1-2020	3,404,055	3,437,463
FNMA %%	3.50	9-18-2033	16,320,000	16,492,223
FNMA	3.50	2-1-2043	66,741	66,856
FNMA	3.50	2-1-2045	2,088,275	2,086,051
FNMA ##	3.50	4-1-2045	5,946,997	5,926,856
FNMA	3.50	8-1-2045	737,055	734,217
FNMA	3.50	12-1-2045	2,826,037	2,815,152
FNMA	3.50	2-1-2046	4,446,921	4,428,871
FNMA	3.50	5-1-2046	6,385,038	6,356,486
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.69	12-1-2034	842,260	879,998
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.86	12-1-2040	26,047	27,328
FNMA (12 Month LIBOR +1.64%) ±	3.89	4-1-2032	83,831	84,572
FNMA (12 Month LIBOR +1.80%) ±	3.92	8-1-2036	849,936	891,948
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.99	9-1-2031	31,257	32,724
FNMA	4.00	5-1-2021	225,815	231,142
FNMA	4.00	10-25-2025	492,707	10,339
FNMA ##	4.00	4-1-2046	15,909,432	16,212,212
FNMA	4.00	3-1-2047	1,549,488	1,588,608
FNMA %%	4.00	9-13-2048	6,475,000	6,591,443
FNMA (1 Year Treasury Constant Maturity +2.43%) ±	4.04	10-1-2027	156,084	161,207
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	4.08	9-1-2031	246,887	256,640
FNMA (1 Year Treasury Constant Maturity +2.06%) ±	4.16	2-1-2027	17,637	17,637
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.19	6-1-2032	117,364	121,751
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	4.35	7-1-2026	138,416	143,464
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	4.42	6-1-2034	469,653	488,146
FNMA	4.50	12-1-2018	19,511	19,709
FNMA	4.50	1-1-2026	266,679	269,417
FNMA	4.50	10-1-2046	462,889	480,683
FNMA %%	4.50	9-13-2048	34,002,000	35,300,485
FNMA	4.68	2-1-2020	3,046,256	3,118,550
FNMA	5.00	12-1-2018	7,742	7,932
FNMA	5.00	6-1-2019	315	323
FNMA	5.00	4-1-2023	235,471	245,778
FNMA	5.00	6-1-2023	462,479	479,989
FNMA	5.00	3-1-2034	503,730	538,101
FNMA	5.00	8-1-2040	6,386,546	6,872,491

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Government Securities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.00%	10-1-2040	$748,674	$801,902
FNMA	5.00	1-1-2042	598,558	641,032
FNMA %%	5.00	9-13-2048	7,525,000	7,954,480
FNMA (6 Month LIBOR +2.86%) ±	5.38	4-1-2033	20,781	21,510
FNMA	5.39	1-1-2024	1,692,171	1,772,615
FNMA	5.50	6-1-2020	154,200	155,696
FNMA	5.50	11-1-2023	72,977	75,994
FNMA	5.50	1-1-2025	37,903	39,253
FNMA	5.50	1-1-2025	175,380	181,440
FNMA	5.50	9-1-2033	1,962,168	2,135,627
FNMA	5.50	9-1-2033	796,057	865,280
FNMA	5.50	8-1-2035	586,920	636,867
FNMA	5.50	1-1-2037	602,846	654,720
FNMA	5.50	4-1-2040	1,557,328	1,692,954
FNMA	5.55	9-1-2019	20,934	20,895
FNMA	5.61	2-1-2021	1,165,471	1,190,225
FNMA	5.67	11-1-2021	5,057,349	5,256,768
FNMA	5.75	5-1-2021	3,166,649	3,288,894
FNMA	5.95	6-1-2024	1,606,821	1,700,244
FNMA	6.00	3-1-2024	65,782	71,297
FNMA	6.00	1-1-2028	951,245	1,031,393
FNMA	6.00	2-1-2035	1,290,975	1,383,304
FNMA	6.00	11-1-2037	475,724	525,970
FNMA	6.00	7-1-2038	180,178	198,842
FNMA	6.08	1-1-2019	118,645	118,422
FNMA (6 Month LIBOR +3.13%) ±	6.24	7-1-2033	142,450	145,899
FNMA	6.50	1-1-2024	22,126	24,245
FNMA	6.50	3-1-2028	21,186	22,022
FNMA	6.50	12-1-2029	221,141	244,070
FNMA	6.50	11-1-2031	50,916	55,793
FNMA	6.50	7-1-2036	366,244	409,171
FNMA	6.50	7-1-2036	306,237	338,870
FNMA	6.50	7-25-2042	1,521,161	1,692,089
FNMA	7.00	11-1-2026	5,538	5,804
FNMA	7.00	9-1-2031	4,039	4,040
FNMA	7.00	1-1-2032	2,105	2,222
FNMA	7.00	2-1-2032	88,438	101,008
FNMA	7.00	10-1-2032	199,436	228,530
FNMA	7.00	2-1-2034	1,985	2,178
FNMA	7.00	4-1-2034	141,337	160,287
FNMA	7.00	1-1-2036	6,358	6,659
FNMA	7.50	9-1-2031	90,077	102,956
FNMA	7.50	11-25-2031	391,318	442,127
FNMA	7.50	2-1-2032	32,712	37,043
FNMA	7.50	10-1-2037	913,002	1,075,507
FNMA	8.00	5-1-2027	31,479	31,947
FNMA	8.00	10-1-2027	1,476	1,478
FNMA	8.00	6-1-2028	5,219	5,635
FNMA	8.00	2-1-2030	55,083	59,180
FNMA	8.00	7-1-2031	991,751	1,111,304

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	8.50%	8-1-2024	$6,631	$6,690
FNMA	8.50	5-1-2026	104,884	112,456
FNMA	8.50	7-1-2026	22,818	23,457
FNMA	8.50	8-1-2026	11,734	11,807
FNMA	8.50	10-1-2026	59	59
FNMA	8.50	10-1-2026	4,303	4,309
FNMA	8.50	11-1-2026	27,663	28,009
FNMA	8.50	11-1-2026	7,550	7,760
FNMA	8.50	12-1-2026	139,073	153,557
FNMA	8.50	12-1-2026	15,746	17,102
FNMA	8.50	12-1-2026	261	261
FNMA	8.50	2-1-2027	225	245
FNMA	8.50	2-1-2027	6,448	6,457
FNMA	8.50	3-1-2027	776	818
FNMA	8.50	6-1-2027	65,570	67,586
FNMA	8.50	7-1-2029	812	814
FNMA	9.00	3-1-2021	6,325	6,365
FNMA	9.00	6-1-2021	72	75
FNMA	9.00	7-1-2021	4,509	4,528
FNMA	9.00	8-1-2021	90	94
FNMA	9.00	10-1-2021	938	943
FNMA	9.00	1-1-2025	16,069	17,295
FNMA	9.00	3-1-2025	992	994
FNMA	9.00	3-1-2025	1,890	1,897
FNMA	9.00	4-1-2025	787	788
FNMA	9.00	7-1-2028	4,536	4,572
FNMA	9.50	11-1-2020	28	28
FNMA	9.50	12-15-2020	8,240	8,328
FNMA	9.50	1-1-2021	6,567	6,635
FNMA	9.50	6-1-2022	518	521
FNMA	9.50	7-1-2028	5,803	5,815
FNMA	10.00	12-1-2020	492	492
FNMA	11.00	10-15-2020	282	286
FNMA Series 1989-10 Class Z	9.50	3-25-2019	5,571	5,614
FNMA Series 1989-100 Class Z	8.75	12-25-2019	4,536	4,622
FNMA Series 1989-12 Class Y	10.00	3-25-2019	4,612	4,655
FNMA Series 1989-22 Class G	10.00	5-25-2019	12,294	12,467
FNMA Series 1989-63 Class Z	9.40	10-25-2019	858	877
FNMA Series 1989-98 Class E	9.20	12-25-2019	4,809	4,836
FNMA Series 1990-144 Class W	9.50	12-25-2020	22,253	23,488
FNMA Series 1990-75 Class Z	9.50	7-25-2020	38,091	39,746
FNMA Series 1990-84 Class Y	9.00	7-25-2020	2,833	2,947
FNMA Series 1990-96 Class Z	9.67	8-25-2020	40,299	42,217
FNMA Series 1991-5 Class Z	8.75	1-25-2021	8,839	9,063
FNMA Series 1991-85 Class Z	8.00	6-25-2021	18,709	19,573
FNMA Series 1992-45 Class Z	8.00	4-25-2022	47,407	50,148
FNMA Series 1999-W6 Class A ±±	9.68	9-25-2028	972	970
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	722,882	811,752
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	961,922	1,097,770
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	260,348	306,748

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Government Securities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2002-T12 Class A5 ±±	4.52%	10-25-2041	$908,253	$928,977
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	4,112,058	4,621,444
FNMA Series 2002-T5 Class A1 (1 Month LIBOR +0.24%) ±	2.30	5-25-2032	196,548	196,119
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	635,115	695,070
FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	2.34	3-25-2033	1,098,884	1,076,932
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	2.18	6-25-2033	96,932	95,161
FNMA Series 2003-W1 Class 1A1 ±±	5.42	12-25-2042	603,508	629,359
FNMA Series 2003-W11 Class A1 ±±	5.27	6-25-2033	63,898	66,683
FNMA Series 2003-W3 Class 1A4 ±±	3.86	8-25-2042	2,536,523	2,629,677
FNMA Series 2003-W5 Class A (1 Month LIBOR +0.11%) ±	2.17	4-25-2033	319,080	307,396
FNMA Series 2003-W6 Class 6A ±±	4.06	8-25-2042	1,571,826	1,601,912
FNMA Series 2003-W6 Class PT4 ±±	8.22	10-25-2042	1,554,500	1,867,682
FNMA Series 2003-W8 Class PT1 ±±	10.38	12-25-2042	575,205	641,242
FNMA Series 2004-79 Class FA (1 Month LIBOR +0.29%) ±	2.35	8-25-2032	182,932	183,085
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	580,346	644,519
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	1,257,959	1,416,079
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	799,156	900,721
FNMA Series 2005-71 Class DB	4.50	8-25-2025	650,635	661,928
FNMA Series 2007-W10 Class 2A ±±	6.32	8-25-2047	403,615	431,087
FNMA Series 2011-15 Class HI (c)	5.50	3-25-2026	448,831	18,558
FNMA Series 2015-M10 Class FA (1 Month LIBOR +0.25%) ±	2.33	3-25-2019	204,889	204,603
FNMA Series 265 Class 2	9.00	3-25-2024	73,709	82,565
FNMA Series G-8 Class E	9.00	4-25-2021	29,705	30,712
FNMA Series G92-30 Class Z	7.00	6-25-2022	43,188	44,490
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	1,075,860	1,132,092
GNMA (1 Year Treasury Constant Maturity +0.45%) ±	2.78	5-20-2066	6,006,346	6,005,643
GNMA (1 Month LIBOR +0.70%) ±	2.80	8-20-2065	3,632,477	3,676,360
GNMA (1 Month LIBOR +0.73%) ±	2.83	9-20-2063	4,414,523	4,448,864
GNMA (1 Month LIBOR +0.80%) ±	2.88	9-20-2038	1,233,390	1,255,235
GNMA (1 Month LIBOR +0.90%) ±	3.00	8-20-2065	3,899,888	3,969,843
GNMA (1 Month LIBOR +0.90%) ±	3.00	4-20-2066	5,071,176	5,161,883
GNMA (1 Year Treasury Constant Maturity +1.50%) ±	3.00	8-20-2020	44,496	44,575
GNMA	3.00	11-20-2045	14,270,118	13,997,211
GNMA (1 Year Treasury Constant Maturity +1.50%) ±	3.13	11-20-2020	28,691	28,782
GNMA	3.50	12-20-2047	14,812,288	14,870,065
GNMA %%	3.50	9-21-2048	14,105,000	14,149,905
GNMA	4.00	12-20-2047	14,723,461	15,086,355
GNMA	5.00	7-20-2040	1,308,381	1,407,789
GNMA	5.50	4-20-2034	878,452	923,025
GNMA	6.00	8-20-2034	107,476	113,703
GNMA	6.50	12-15-2025	25,127	27,604
GNMA	6.50	5-15-2029	673	740
GNMA	6.50	5-15-2031	1,278	1,404
GNMA	6.50	9-20-2033	50,465	56,903
GNMA	7.00	12-15-2022	20,744	21,480
GNMA	7.00	5-15-2026	1,988	2,080
GNMA	7.00	3-15-2028	38,406	40,342
GNMA	7.00	4-15-2031	969	982
GNMA	7.00	8-15-2031	19,368	19,979
GNMA	7.00	3-15-2032	14,501	14,726
GNMA	7.34	10-20-2021	27,146	27,328
GNMA	7.34	2-20-2022	2,797	2,798

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	7.34%	9-20-2022	$8,228	$8,237
GNMA	8.00	6-15-2023	3,146	3,311
GNMA	8.00	12-15-2023	191,073	205,051
GNMA	8.00	2-15-2024	647	685
GNMA	8.00	9-15-2024	3,162	3,208
GNMA	8.00	6-15-2025	61	61
GNMA	8.35	4-15-2020	36,989	37,239
GNMA	8.40	5-15-2020	27,051	27,104
GNMA	9.50	10-20-2019	1,085	1,086
GNMA Series 2002-53 Class IO ±±(c)	0.60	4-16-2042	420,346	4
GNMA Series 2005-23 Class IO ±±(c)	0.01	6-17-2045	2,580,170	1,009
GNMA Series 2006-32 Class XM ±±(c)	0.03	11-16-2045	7,072,216	5,954
GNMA Series 2006-68 Class D ±±	5.31	12-16-2037	948,239	952,714
GNMA Series 2007-69 Class D ±±	5.25	6-16-2041	573,761	585,650
GNMA Series 2008-22 Class XM ±±(c)	0.96	2-16-2050	16,378,553	408,535
GNMA Series 2012-12 Class HD	2.00	5-20-2062	1,364,838	1,354,276
GNMA Series 2016-H07 Class FE (1 Month LIBOR +1.15%) ±	3.25	3-20-2066	4,388,056	4,518,259
GNMA Series 2016-H07 Class FH (1 Month LIBOR +1.00%) ±	3.10	2-20-2066	4,066,534	4,160,799
Resolution Funding Corporation STRIPS ¤	0.00	7-15-2020	24,300,000	23,093,420
Resolution Funding Corporation STRIPS ¤	0.00	4-15-2030	6,100,000	4,175,134
TVA ¤	0.00	11-1-2025	10,000,000	7,926,841
TVA	2.88	2-1-2027	2,430,000	2,373,223
TVA	4.63	9-15-2060	7,550,000	9,063,586
TVA	5.38	4-1-2056	4,900,000	6,557,871
TVA	5.88	4-1-2036	4,380,000	5,718,948

Total Agency Securities (Cost $591,331,560)				587,664,694

Asset-Backed Securities: 2.00%
Chesapeake Funding LLC Series 2017-3A Class A 144A	1.91	8-15-2029	5,732,716	5,666,828
Hyundai Auto Lease Securitization Trust Series 2017-B Class A3 144A	1.97	7-15-2020	4,200,000	4,171,563
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	4,445,000	4,350,127

Total Asset-Backed Securities (Cost $14,348,572)				14,188,518

Corporate Bonds and Notes: 1.65%

Financials: 0.55%

Mortgage REITs: 0.55%
American Tower Trust I 144A	3.65	3-23-2048	4,000,000	3,941,292

Utilities: 1.10%

Electric Utilities: 1.10%
Cleveland Thermal LLC	6.25	11-1-2018	205,000	206,104
Cleveland Thermal LLC	7.75	11-1-2025	2,665,000	2,763,550
Cleveland Thermal LLC	8.00	11-1-2028	1,800,000	1,867,252
Cleveland Thermal LLC	8.25	11-1-2037	2,880,000	2,988,706

				7,825,612

Total Corporate Bonds and Notes (Cost $12,786,612)				11,766,904

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Government Securities Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 0.90%

Texas: 0.90%

Miscellaneous Revenue: 0.90%
San Antonio TX Retama Development Corporation	10.00%	12-15-2020	$5,405,000	$6,374,819

Total Municipal Obligations (Cost $5,946,771)				6,374,819

Non-Agency Mortgage-Backed Securities: 4.44%
Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	305,000	300,317
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	2,340,000	2,307,615
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class A 144A	2.81	4-10-2028	5,000,000	4,979,434
GAHR Commercial Mortgage Trust Series 2015-NRF Class AFX 144A	3.23	12-15-2034	4,195,000	4,200,598
GS Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	5,349,842	5,280,661
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C28 Class A4	3.23	10-15-2048	5,000,000	4,913,678
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	4,900,000	5,064,583
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	2,581,000	2,532,316
Vendee Mortgage Trust Series 1995-1 Class 4 ±±	8.31	2-15-2025	164,941	181,099
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	231,349	258,584
Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	1,524,493	1,537,101

Total Non-Agency Mortgage-Backed Securities (Cost $32,287,275)				31,555,986

U.S. Treasury Securities: 12.23%
STRIPS ¤	0.00	5-15-2036	8,765,000	5,134,623
U.S. Treasury Bond	2.75	8-15-2042	1,805,000	1,722,929
U.S. Treasury Bond	2.88	5-15-2028	9,445,000	9,446,476
U.S. Treasury Bond	3.13	5-15-2048	1,225,000	1,249,548
U.S. Treasury Bond ##	3.38	5-15-2044	3,295,000	3,501,967
U.S. Treasury Bond	3.63	8-15-2043	5,170,000	5,715,475
U.S. Treasury Bond ##	3.75	8-15-2041	3,310,000	3,718,837
U.S. Treasury Bond ##	3.75	11-15-2043	20,150,000	22,734,080
U.S. Treasury Bond ##	4.25	11-15-2040	1,590,000	1,913,217
U.S. Treasury Bond ##	6.13	11-15-2027	5,700,000	7,196,695
U.S. Treasury Note ##	1.75	5-15-2023	25,695,000	24,569,840

Total U.S. Treasury Securities (Cost $87,458,712)				86,903,687

Yankee Corporate Bonds and Notes: 0.90%

Financials: 0.90%

Banks: 0.90%
Royal Bank of Canada Incorporated	2.00	10-1-2018	6,370,000	6,367,962

Total Yankee Corporate Bonds and Notes (Cost $6,369,925)				6,367,962

Yankee Government Bonds: 5.71%
Hashemite Kingdom of Jordan	3.00	6-30-2025	10,636,000	10,577,263
State of Israel	5.50	12-4-2023	9,030,000	10,152,055
State of Israel	5.50	9-18-2033	7,390,000	9,213,555
Ukraine	1.47	9-29-2021	11,090,000	10,652,100

Total Yankee Government Bonds (Cost $42,595,064)				40,594,973

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2018

Security name	Yield		Shares	Value

Short-Term Investments: 2.89%

Investment Companies: 2.58%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.87%		18,303,812	$18,303,812

		Maturity date	Principal
U.S. Treasury Securities: 0.31%
U.S. Treasury Bill (z)#	1.31	9-13-2018	$2,225,000	2,223,939

Total Short-Term Investments (Cost $20,527,760)				20,527,751

Total investments in securities (Cost $813,652,251)	113.40%	805,945,294
Other assets and liabilities, net	(13.40)	(95,250,840)

Total net assets	100.00%	$710,694,454

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

FDIC	Federal Deposit Insurance Corporation

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

STRIPS	Separate trading of registered interest and principal securities

TVA	Tennessee Valley Authority

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
5-Year U.S. Treasury Notes	70	12-31-2018	$7,935,783	$7,937,891	$2,108	$0
Short
10-Year U.S. Treasury Notes	(79)	12-19-2018	(9,480,490)	(9,500,984)	0	(20,494)
U.S. Long Term Bonds	(66)	12-19-2018	(9,485,564)	(9,518,437)	0	(32,873)
Ultra U.S. Treasury Bonds	(1)	12-19-2018	(158,983)	(159,313)	0	(330)
2-Year U.S. Treasury Notes	(244)	12-31-2018	(51,546,285)	(51,571,688)	0	(25,403)

					$2,108	$(79,100)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Government Securities Fund	21

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	7,067,691	302,388,297	291,152,176	18,303,812	0	$0	$269,342	$18,303,812	2.58%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Government Securities Fund	Statement of assets and liabilities—August 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $795,348,439)	$787,641,482
Investments in affiliated securities, at value (cost $18,303,812)	18,303,812
Cash	6,193
Principal paydown receivable	17,739
Receivable for Fund shares sold	932,968
Receivable for interest	3,709,309
Receivable for daily variation margin on open futures contracts	7,109
Prepaid expenses and other assets	42,540

Total assets	810,661,152

Liabilities
Payable for when-issued securities purchased	98,403,913
Payable for Fund shares redeemed	763,678
Management fee payable	218,245
Distributions payable	191,148
Payable due to broker	133,000
Administration fees payable	78,338
Payable for daily variation margin on open futures contracts	46,174
Distribution fee payable	10,864
Trustees’ fees and expenses payable	2,160
Accrued expenses and other liabilities	119,178

Total liabilities	99,966,698

Total net assets	$710,694,454

NET ASSETS CONSIST OF
Paid-in capital	$750,038,937
Overdistributed net investment income	(12,956,930)
Accumulated net realized losses on investments	(18,603,604)
Net unrealized losses on investments	(7,783,949)

Total net assets	$710,694,454

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$292,550,004
Shares outstanding – Class A1	27,467,353
Net asset value per share – Class A	$10.65
Maximum offering price per share – Class A2	$11.15
Net assets – Class C	$15,507,602
Shares outstanding – Class C1	1,456,213
Net asset value per share – Class C	$10.65
Net assets – Administrator Class	$91,670,965
Shares outstanding – Administrator Class[1]	8,609,326
Net asset value per share – Administrator Class	$10.65
Net assets – Institutional Class	$310,965,883
Shares outstanding – Institutional Class[1]	29,210,521
Net asset value per share – Institutional Class	$10.65

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2018	Wells Fargo Government Securities Fund	23

Investment income
Interest	$21,899,481
Income from affiliated securities	269,342

Total investment income	22,168,823

Expenses
Management fee	3,601,754
Administration fees
Class A	547,522
Class C	28,571
Administrator Class	200,332
Institutional Class	206,190
Shareholder servicing fees
Class A	855,504
Class C	44,641
Administrator Class	500,829
Distribution fee
Class C	133,924
Custody and accounting fees	76,879
Professional fees	78,403
Registration fees	104,125
Shareholder report expenses	80,978
Trustees’ fees and expenses	23,472
Other fees and expenses	15,735

Total expenses	6,498,859
Less: Fee waivers and/or expense reimbursements	(785,180)

Net expenses	5,713,679

Net investment income	16,455,144

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(6,233,115)
Futures contracts	789,135

Net realized losses on investments	(5,443,980)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(22,956,804)
Futures contracts	(151,802)

Net change in unrealized gains (losses) on investments	(23,108,606)

Net realized and unrealized gains (losses) on investments	(28,552,586)

Net decrease in net assets resulting from operations	$(12,097,442)

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Government Securities Fund	Statement of changes in net assets

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$16,455,144		$17,271,849
Net realized losses on investments		(5,443,980)		(10,219,835)
Net change in unrealized gains (losses) on investments		(23,108,606)		(14,516,843)

Net decrease in net assets resulting from operations		(12,097,442)		(7,464,829)

Distributions to shareholders from
Net investment income
Class A		(6,375,215)		(6,111,858)
Class B		N/A		(161)[1]
Class C		(199,378)		(153,118)
Administrator Class		(4,147,365)		(3,440,050)
Institutional Class		(5,781,887)		(7,854,351)
Net realized gains
Class A		0		(11,051,306)
Class C		0		(620,183)
Administrator Class		0		(5,318,345)
Institutional Class		0		(11,260,803)

Total distributions to shareholders		(16,503,845)		(45,810,175)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,569,871	38,348,367	5,048,546	55,448,268
Class C	63,470	684,459	136,498	1,516,128
Administrator Class	6,511,960	70,326,132	4,525,225	49,877,489
Institutional Class	19,558,475	209,166,296	7,840,553	86,219,813

		318,525,254		193,061,698

Reinvestment of distributions
Class A	525,663	5,649,695	1,449,536	15,775,799
Class B	N/A	N/A	13 [1]	140 [1]
Class C	7,721	82,914	29,801	323,374
Administrator Class	380,074	4,081,678	793,271	8,634,028
Institutional Class	438,702	4,717,547	1,609,211	17,516,581

		14,531,834		42,249,922

Payment for shares redeemed
Class A	(12,470,498)	(133,691,683)	(12,626,464)	(138,762,406)
Class B	N/A	N/A	(16,453)[1]	(185,560)[1]
Class C	(443,637)	(4,768,963)	(691,050)	(7,592,167)
Administrator Class	(16,318,494)	(174,401,645)	(7,198,458)	(79,199,255)
Institutional Class	(28,678,375)	(311,030,462)	(13,914,348)	(152,833,222)

		(623,892,753)		(378,572,610)

Net decrease in net assets resulting from capital share transactions		(290,835,665)		(143,260,990)

Total decrease in net assets		(319,436,952)		(196,535,994)

Net assets
Beginning of period		1,030,131,406		1,226,667,400

End of period		$710,694,454		$1,030,131,406

Overdistributed net investment income		$(12,956,930)		$(12,908,206)

[1]

For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Securities Fund	25

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.01	$11.51	$11.22	$11.11	$10.77
Net investment income	0.19	0.15	0.11 [1]	0.07 [1]	0.05
Net realized and unrealized gains (losses) on investments	(0.35)	(0.22)	0.34	0.13	0.40

Total from investment operations	(0.16)	(0.07)	0.45	0.20	0.45
Distributions to shareholders from
Net investment income	(0.20)	(0.16)	(0.10)	(0.09)	(0.11)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00

Total distributions to shareholders	(0.20)	(0.43)	(0.16)	(0.09)	(0.11)
Net asset value, end of period	$10.65	$11.01	$11.51	$11.22	$11.11
Total return[2]	(1.44)%	(0.52)%	4.03%	1.84%	4.19%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.88%	0.87%	0.87%	0.88%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.86%
Net investment income	1.86%	1.38%	0.94%	0.59%	0.56%
Supplemental data
Portfolio turnover rate	197%	299%	397%	349%	349%
Net assets, end of period (000s omitted)	$292,550	$394,645	$483,112	$232,545	$173,772

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.01	$11.51	$11.21	$11.11	$10.77
Net investment income (loss)	0.12 [1]	0.07 [1]	0.02 [1]	(0.01)[1]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	(0.36)	(0.23)	0.36	0.12	0.39

Total from investment operations	(0.24)	(0.16)	0.38	0.11	0.37
Distributions to shareholders from
Net investment income	(0.12)	(0.07)	(0.02)	(0.01)	(0.03)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00

Total distributions to shareholders	(0.12)	(0.34)	(0.08)	(0.01)	(0.03)
Net asset value, end of period	$10.65	$11.01	$11.51	$11.21	$11.11
Total return[2]	(2.18)%	(1.26)%	3.25%	1.08%	3.42%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.61%	1.62%	1.62%	1.63%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.61%
Net investment income (loss)	1.12%	0.63%	0.16%	(0.13)%	(0.20)%
Supplemental data
Portfolio turnover rate	197%	299%	397%	349%	349%
Net assets, end of period (000s omitted)	$15,508	$20,132	$27,085	$26,981	$31,908

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Securities Fund	27

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.01	$11.51	$11.21	$11.11	$10.76
Net investment income	0.22 [1]	0.18 [1]	0.13	0.10	0.06
Net realized and unrealized gains (losses) on investments	(0.35)	(0.23)	0.36	0.12	0.42

Total from investment operations	(0.13)	(0.05)	0.49	0.22	0.48
Distributions to shareholders from
Net investment income	(0.23)	(0.18)	(0.13)	(0.12)	(0.13)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00

Total distributions to shareholders	(0.23)	(0.45)	(0.19)	(0.12)	(0.13)
Net asset value, end of period	$10.65	$11.01	$11.51	$11.21	$11.11
Total return	(1.23)%	(0.31)%	4.34%	1.97%	4.51%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.82%	0.81%	0.80%	0.81%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	2.07%	1.60%	1.13%	0.82%	0.79%
Supplemental data
Portfolio turnover rate	197%	299%	397%	349%	349%
Net assets, end of period (000s omitted)	$91,671	$198,520	$229,169	$216,428	$211,589

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.00	$11.50	$11.21	$11.10	$10.76
Net investment income	0.24 [1]	0.19 [1]	0.15	0.11 [1]	0.10
Net realized and unrealized gains (losses) on investments	(0.35)	(0.22)	0.35	0.14	0.39

Total from investment operations	(0.11)	(0.03)	0.50	0.25	0.49
Distributions to shareholders from
Net investment income	(0.24)	(0.20)	(0.15)	(0.14)	(0.15)
Net realized gains	0.00	(0.27)	(0.06)	0.00	0.00

Total distributions to shareholders	(0.24)	(0.47)	(0.21)	(0.14)	(0.15)
Net asset value, end of period	$10.65	$11.00	$11.50	$11.21	$11.10
Total return	(0.99)%	(0.15)%	4.42%	2.22%	4.59%
Ratios to average net assets (annualized)
Gross expenses	0.57%	0.55%	0.54%	0.54%	0.55%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.22%	1.75%	1.28%	0.99%	0.94%
Supplemental data
Portfolio turnover rate	197%	299%	397%	349%	349%
Net assets, end of period (000s omitted)	$310,966	$416,834	$487,113	$468,859	$540,684

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Government Securities Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

30	Wells Fargo Government Securities Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $827,231,781 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$7,503,628
Gross unrealized losses	(28,867,107)
Net unrealized losses	$(21,363,479)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent

Notes to financial statements	Wells Fargo Government Securities Fund	31

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(23)	$23

As of August 31, 2018, the Fund had capital loss carryforwards which consist of $16,765,738 in short-term capital losses and $1,766,136 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

32	Wells Fargo Government Securities Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$587,664,694	$0	$587,664,694

Asset-backed securities	0	14,188,518	0	14,188,518

Corporate bonds and notes	0	11,766,904	0	11,766,904

Municipal obligations	0	6,374,819	0	6,374,819

Non-agency mortgage-backed securities	0	31,555,986	0	31,555,986

U.S. Treasuries securities	81,769,064	5,134,623	0	86,903,687

Yankee corporate bonds and notes	0	6,367,962	0	6,367,962

Yankee government bonds	0	40,594,973	0	40,594,973

Short-term investments
Investment companies	18,303,812	0	0	18,303,812
U.S. Treasury securities	2,223,939	0	0	2,223,939
	102,296,815	703,648,479	0	805,945,294
Futures contracts	2,108	0	0	2,108
Total assets	$102,298,923	$703,648,479	$0	$805,947,402
Liabilities
Futures contracts	$79,100	$0	$0	$79,100
Total liabilities	$79,100	$0	$0	$79,100

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.45% and declining to 0.32% as the average daily net assets of the Fund increase. Prior to January 1, 2018, Funds Management received an annual management fee which started at 0.45% and declined to 0.33% as the average daily net assets of the Fund increased. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.44% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Government Securities Fund	33

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.64% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for, Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2018, Funds Distributor received $1,214 from the sale of Class A shares and $20 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $42,853,095 in interfund sales during the year ended August 31, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,752,050,254	$35,088,145	$1,950,141,354	$111,640,655

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2018, the Fund entered into futures contracts to speculate on interest rates. The Fund had an average notional amount of $9,932,009 in long futures contracts and $57,618,041 in short futures contracts during the year ended August 31, 2018.

34	Wells Fargo Government Securities Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017 were as follows:

	Year ended August 31
	2018	2017
Ordinary income	$16,503,845	$36,854,110
Long-term capital gain	0	8,956,065

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$765,712	$(21,363,479)	$(18,531,874)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU
2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Government Securities Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Government Securities Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

36	Wells Fargo Government Securities Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2018, $15,385,509 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2018, 17.27% of the ordinary income distributed was derived from interest on U.S. Government Securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Government Securities Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

38	Wells Fargo Government Securities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Government Securities Fund	39

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

40	Wells Fargo Government Securities Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Government Securities Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Government Securities Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Government Securities Fund	41

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for the one- and ten-year periods under review but was lower than its benchmark index for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the performance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the positive performance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board noted that the Fund experienced a portfolio manager change in 2017.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

42	Wells Fargo Government Securities Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Government Securities Fund	43

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

44	Wells Fargo Government Securities Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Government Securities Fund	45
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315405 10-18 A216/AR216 08-18

Annual Report

August 31, 2018

Wells Fargo High Yield Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo High Yield Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Bond Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo High Yield Bond Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo High Yield Bond Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret D. Patel

Average annual total returns (%) as of August 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKHAX)	1-20-1998	(3.85)	4.20	6.72	0.68	5.17	7.22	1.02	0.93
Class C (EKHCX)	1-21-1998	(1.07)	4.39	6.43	(0.07)	4.39	6.43	1.77	1.68
Administrator Class (EKHYX)	4-14-1998	–	–	–	0.82	5.43	7.48	0.96	0.80
Institutional Class (EKHIX)	10-31-2014	–	–	–	0.79	5.52	7.52	0.69	0.53
ICE BofAML U.S. High Yield Constrained Index[4]	–	–	–	–	3.27	5.64	8.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo High Yield Bond Fund	7

Growth of $10,000 investment as of August 31, 2018[5]

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen High Income Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through December 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3 but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the ICE BofAML U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index, for the 12-month period that ended August 31, 2018.

∎

The Fund’s overweight to better-quality high-yield bonds detracted from performance during the fiscal year because higher-quality credit tiers underperformed lower-quality credit tiers amid strong investor demand for yield.

∎

The Fund’s modest allocation to common stocks (about 9% of total assets) provided above-index returns. Detractors included some of the Fund’s holdings in energy and midstream energy companies as well as information technology (IT) companies.

∎

Detractors from bond performance included Diebold, Incorporated, a maker of ATM machines and point-of-sale services; Adient Global Holdings Company an automotive seating supplier; and Iron Mountain Incorporated, a records management and storage company.

∎

Detractors from equity performance included energy-related Kinder Morgan, Incorporated, and The Williams Companies, Incorporated*, along with semiconductor company Broadcom, Incorporated and Applied Materials, Incorporated, a semiconductor equipment manufacturer.

Ten largest holdings (%) as of August 31, 2018[6]
HCA Incorporated, 5.38%, 2-1-2025	2.96
Mallinckrodt plc, 5.50%, 4-15-2025	2.94
Cheniere Corpus Christi Holdings LLC, 5.13%, 6-30-2027	2.87
TransDigm Group Incorporated, 6.38%, 6-15-2026	2.68
SPX FLOW Incorporated, 5.88%, 8-15-2026	2.64
WESCO Distribution Incorporated, 5.38%, 6-15-2024	2.54
Iron Mountain Incorporated, 5.38%, 6-1-2026	2.52
AMN Healthcare Incorporated, 5.13%, 10-1-2024	2.50
Tronox Finance plc, 5.75%, 10-1-2025	2.41
Post Holdings Incorporated, 5.00%, 8-15-2026	2.01

Most sectors of the corporate bond market delivered slightly negative total returns over the fiscal year, as income earned was somewhat more than offset by declines in bond prices as interest rates moved higher.

Fixed-income investors realized modestly negative returns during the period.

Low inflation, positive growth, and moderately higher interest rates combined to produce modestly negative returns for fixed-income investors in virtually all quality sectors, including both investment-grade and high-yield corporate bonds, with the only exception being bonds rated CCC or lower, which produced positive returns. For example, 10-year U.S. Treasury bonds at the end of August 2017 yielded approximately 2.12%, and by month-end August 2018, the yield of these bonds had risen to 2.86%.

The average yield for high-yield bonds also increased in the fiscal year, with the result that the yield advantage of high-yield bonds over similar-maturity Treasury bonds dropped from +398 basis points (bps; 100 bps equal 1.00%) on August 31, 2017, to +360 bps and a yield of 6.31% on August 31, 2018.

Bonds of specialty chemicals maker A. Schulman, Incorporated, outperformed, as the company was acquired by investment-grade-rated LyondellBasell Industries N.V. Bonds of TransDigm Group Incorporated, a manufacturer of aircraft components, also outperformed, reflecting good financial results. Bonds of Cheniere Corpus Christi Holdings, LLC, a company focused on transporting liquefied natural gas, contributed to performance. In the IT sector, bonds of Micron Technology, Incorporated, a maker of memory products, and Seagate Technology plc, a manufacturer of hard disk drive memory products, added to performance.

The Fund’s stock allocation was a modest 9% of total assets. However, the Fund’s holdings substantially outperformed the high-yield market and thus provided incremental return and potential liquidity. Holdings of Plains All American Pipeline, L.P.; Abbott Laboratories; LyondellBasell; and Alphabet Incorporated contributed to performance.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo High Yield Bond Fund	9

Credit quality as of August 31, 2018[7]

The Fund’s positioning reflects our optimistic economic outlook and expectations for interest rates.

The Fund’s holdings of higher-rated below-investment-grade bonds, along with a small exposure to common stocks, incorporate our forecast of continued moderate economic growth, historically low default rates for high-yield bonds, and gradual increases in short-term Treasury yields as the U.S. Federal Reserve (Fed) seeks to end its policy of low interest rates.

The portfolio maintains an allocation to out-of-benchmark BBB-rated debt, with continued avoidance of CCC-rated and distressed holdings, which we believe do not represent good relative investment value. In addition, the portfolio is concentrated in companies whose operations are primarily in the U.S., with minimal exposure to companies whose products and services are dependent on commodity-based emerging market economies, many of which continue to experience growth rates that are below historical levels.

Virtually all of the Fund’s bond holdings are in companies with U.S. public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We hold a modest allocation to common stocks, believing that this exposure offers fixed-income investors the potential for capital appreciation. In today’s high-yield bond market, most bonds are trading at prices around their face value, thus limiting the potential of future capital appreciation in our bond holdings.

Currently, many investors are worried that the Fed may continue to raise short-term interest rates, with possible negative effects on the yields and prices of high-yield bonds. We believe that the Fed will likely be sensitive in pursuing its higher interest rate policy so as not to disrupt the steady growth that the economy has been experiencing since the recovery from the financial crisis of 2008.

We believe the pace of any increase in Treasury interest rates may be quite modest and not likely to cause stress on the majority of high-yield, interest-rate-sensitive companies. We think the yield advantage offered by high-yield bonds over Treasury issues should remain near its historical low levels, reflecting low inflation, continued economic growth, and ample liquidity in the financial system.

We believe risk in the high-yield market could arise from those highly levered companies in weak or very competitive industries, putting pressure on those companies as they seek to service their debts. Thus, at a time of historically low interest rates and relatively narrow yield advantage to be gained from speculative-grade bonds, we continue to position the Fund in relatively higher-quality issues and in industries we perceive to be stable to growing, which may offer the best possibility of earning attractive total returns with lower risk of principal losses from deteriorating credits.

Please see footnotes on page 7.

10	Wells Fargo High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,006.45	$4.70	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%
Class C
Actual	$1,000.00	$1,002.66	$8.48	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%
Administrator Class
Actual	$1,000.00	$1,010.18	$4.05	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class
Actual	$1,000.00	$1,008.48	$2.68	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2018	Wells Fargo High Yield Bond Fund	11

Security name	Shares	Value

Common Stocks: 9.60%

Consumer Staples: 0.21%

Food Products: 0.21%
Lamb Weston Holdings Incorporated	15,000	$1,014,000

Energy: 2.98%

Oil, Gas & Consumable Fuels: 2.98%
Andeavor Logistics LP	85,000	4,129,300
Enterprise Products Partners	50,000	1,430,000
Kinder Morgan Incorporated	225,000	3,982,500
Plains All American Pipeline LP	180,000	4,701,600

		14,243,400

Financials: 0.15%

Banks: 0.15%
PNC Financial Services Group Incorporated	5,000	717,700

Health Care: 0.90%

Health Care Equipment & Supplies: 0.67%
Abbott Laboratories	35,000	2,339,400
Becton Dickinson & Company	2,000	523,740
West Pharmaceutical Services Incorporated	3,000	351,150

		3,214,290

Life Sciences Tools & Services: 0.14%
Agilent Technologies Incorporated	10,000	675,400

Pharmaceuticals: 0.09%
Merck KGaA ADR	20,000	420,800

Industrials: 1.29%

Aerospace & Defense: 0.67%
Huntington Ingalls Industries Incorporated	5,000	1,222,350
Raytheon Company	10,000	1,994,400

		3,216,750

Industrial Conglomerates: 0.37%
Roper Industries Incorporated	6,000	1,790,220

Machinery: 0.25%
John Bean Technologies Corporation	10,000	1,183,000

Information Technology: 2.26%

Electronic Equipment, Instruments & Components: 0.20%
Amphenol Corporation Class A	10,000	945,800

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2018

Security name	Shares	Value

Internet Software & Services: 0.32%
Alphabet Incorporated Class A †	1,000	$1,231,800
Nutanix Incorporated Class A †	5,000	281,600

		1,513,400

IT Services: 0.29%
Leidos Holdings Incorporated	20,000	1,415,400

Semiconductors & Semiconductor Equipment: 1.26%
Applied Materials Incorporated	10,000	430,200
Broadcom Incorporated	10,000	2,190,300
Microchip Technology Incorporated «	5,000	430,150
Micron Technology Incorporated †	25,000	1,313,000
QUALCOMM Incorporated	5,000	343,550
Texas Instruments Incorporated	5,000	562,000
Xilinx Incorporated	10,000	778,300

		6,047,500

Software: 0.16%
Salesforce.com Incorporated †	5,000	763,400

Technology Hardware, Storage & Peripherals: 0.03%
Pure Storage Incorporated Class A †	5,000	134,200

Materials: 1.18%

Chemicals: 1.18%
Celanese Corporation Series A	15,000	1,752,450
Eastman Chemical Company	10,000	970,300
Huntsman Corporation	22,000	670,780
LyondellBasell Industries NV Class A	20,000	2,255,600

		5,649,130

Real Estate: 0.19%

Equity REITs: 0.19%
Saul Centers Incorporated	15,000	900,000

Utilities: 0.44%

Electric Utilities: 0.15%
American Electric Power Company Incorporated	10,000	717,300

Gas Utilities: 0.29%
Atmos Energy Corporation	15,000	1,383,450

Total Common Stocks (Cost $40,174,919)		45,945,140

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 75.12%

Consumer Discretionary: 5.69%

Auto Components: 2.15%
Allison Transmission Incorporated 144A	5.00%	10-1-2024	$1,000,000	$985,000
Dana Holding Corporation	5.50	12-15-2024	1,500,000	1,486,875
Goodyear Tire & Rubber Company «	5.13	11-15-2023	2,500,000	2,493,750
Tenneco Incorporated	5.00	7-15-2026	6,000,000	5,325,000

				10,290,625

Hotels, Restaurants & Leisure: 0.65%
Speedway Motorsports Incorporated	5.13	2-1-2023	3,115,000	3,083,850

Media: 2.89%
CCO Holdings LLC 144A	5.75	2-15-2026	3,000,000	3,000,000
Clear Channel Worldwide Holdings Incorporated	6.50	11-15-2022	3,000,000	3,056,250
McGraw-Hill Global Education Holdings LLC 144A«	7.88	5-15-2024	5,500,000	4,840,000
Sinclair Television Group Incorporated 144A	5.63	8-1-2024	3,000,000	2,955,000

				13,851,250

Consumer Staples: 3.63%

Food Products: 3.21%
Dean Foods Company 144A«	6.50	3-15-2023	5,000,000	4,762,500
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	1,000,000	982,500
Post Holdings Incorporated 144A	5.00	8-15-2026	10,000,000	9,600,000

				15,345,000

Household Products: 0.42%
Spectrum Brands Incorporated	5.75	7-15-2025	2,000,000	2,020,000

Energy: 4.17%

Energy Equipment & Services: 0.21%
NGPL PipeCo LLC 144A	4.88	8-15-2027	1,000,000	1,007,740

Oil, Gas & Consumable Fuels: 3.96%
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	13,500,000	13,736,250
Tennessee Gas Pipeline Company	7.00	3-15-2027	4,534,000	5,244,568

				18,980,818

Financials: 2.12%

Banks: 0.66%
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	3,000,000	3,159,750

Consumer Finance: 0.72%
Navient Corporation	5.88	10-25-2024	1,000,000	967,500
SLM Corporation	5.50	1-25-2023	2,500,000	2,471,850

				3,439,350

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 0.74%
Genworth Holdings Incorporated	4.80%	2-15-2024	$4,000,000	$3,560,000

Health Care: 17.29%

Health Care Equipment & Supplies: 2.15%
Avanos Medical Incorporated	6.25	10-15-2022	1,000,000	1,022,500
Teleflex Incorporated	4.88	6-1-2026	9,415,000	9,273,775

				10,296,275

Health Care Providers & Services: 11.17%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	12,298,000	11,944,433
Davita Incorporated	5.00	5-1-2025	9,000,000	8,527,500
Davita Incorporated	5.13	7-15-2024	2,000,000	1,928,240
Encompass Health Corporation	5.75	11-1-2024	4,000,000	4,050,000
HCA Incorporated	5.38	2-1-2025	14,000,000	14,160,020
HealthSouth Corporation	5.13	3-15-2023	5,000,000	4,987,500
Select Medical Corporation	6.38	6-1-2021	3,500,000	3,535,000
West Street Merger Subordinate Incorporated 144A	6.38	9-1-2025	4,400,000	4,312,000

				53,444,693

Health Care Technology: 1.04%
Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	3,000,000	3,007,500
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	2,000,000	1,975,000

				4,982,500

Life Sciences Tools & Services: 1.34%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	6,300,000	6,394,500

Pharmaceuticals: 1.59%
Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	8,000,000	7,630,000

Industrials: 15.06%

Aerospace & Defense: 4.71%
Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	4,500,000	4,663,800
Moog Incorporated 144A	5.25	12-1-2022	5,000,000	5,068,750
TransDigm Group Incorporated	6.38	6-15-2026	12,700,000	12,834,938

				22,567,488

Commercial Services & Supplies: 1.54%
Acco Brands Corporation 144A	5.25	12-15-2024	7,417,000	7,379,915

Construction & Engineering: 0.62%
Aecom Company	5.13	3-15-2027	3,000,000	2,947,500

Machinery: 5.00%
Oshkosh Corporation	5.38	3-1-2025	4,163,000	4,298,298
SPX FLOW Incorporated 144A	5.63	8-15-2024	7,000,000	7,017,500
SPX FLOW Incorporated 144A	5.88	8-15-2026	12,500,000	12,625,000

				23,940,798

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Trading Companies & Distributors: 3.19%
United Rentals North America Incorporated	5.75%	11-15-2024	$3,000,000	$3,096,600
WESCO Distribution Incorporated	5.38	6-15-2024	12,245,000	12,153,163

				15,249,763

Information Technology: 11.50%

Communications Equipment: 2.60%
CommScope Incorporated 144A	5.50	6-15-2024	8,200,000	8,302,500
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	4,000,000	4,140,000

				12,442,500

Electronic Equipment, Instruments & Components: 1.87%
TTM Technologies Incorporated 144A	5.63	10-1-2025	9,000,000	8,955,000

IT Services: 0.42%
Gartner Incorporated 144A	5.13	4-1-2025	2,000,000	2,025,000

Semiconductors & Semiconductor Equipment: 3.61%
Micron Technology Incorporated	5.50	2-1-2025	7,900,000	8,175,710
Versum Materials Incorporated 144A	5.50	9-30-2024	8,901,000	9,101,273

				17,276,983

Software: 1.86%
Fair Isaac Corporation 144A	5.25	5-15-2026	1,000,000	1,007,500
Nuance Communications Company	6.00	7-1-2024	6,760,000	6,929,000
Symantec Corporation 144A	5.00	4-15-2025	1,000,000	991,125

				8,927,625

Technology Hardware, Storage & Peripherals: 1.14%
Diebold Incorporated «	8.50	4-15-2024	7,700,000	5,438,125

Materials: 8.86%

Chemicals: 6.61%
Koppers Incorporated 144A	6.00	2-15-2025	3,363,000	3,379,815
Olin Corporation	5.50	8-15-2022	8,275,000	8,543,938
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	7,775,000	7,408,253
Tronox Incorporated 144A«	6.50	4-15-2026	2,000,000	1,960,000
Valvoline Incorporated	4.38	8-15-2025	8,000,000	7,640,000
Valvoline Incorporated	5.50	7-15-2024	2,630,000	2,689,175

				31,621,181

Containers & Packaging: 1.58%
Berry Global Incorporated	5.13	7-15-2023	2,000,000	1,990,000
Crown Americas Capital Corporation IV	4.50	1-15-2023	2,000,000	2,000,000
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	2,000,000	2,050,000
Sealed Air Corporation 144A	5.25	4-1-2023	1,500,000	1,522,500

				7,562,500

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Metals & Mining: 0.55%
Steel Dynamics Incorporated	5.50%	10-1-2024	$2,550,000	$2,613,750

Paper & Forest Products: 0.12%
P.H. Glatfelter Company	5.38	10-15-2020	600,000	600,000

Real Estate: 6.36%

Equity REITs: 6.36%
Equinix Incorporated	5.38	5-15-2027	6,430,000	6,542,525
Equinix Incorporated	5.75	1-1-2025	5,193,000	5,348,790
Iron Mountain Incorporated 144A	4.88	9-15-2027	500,000	463,300
Iron Mountain Incorporated 144A	5.38	6-1-2026	12,750,000	12,080,625
Iron Mountain Incorporated	5.75	8-15-2024	2,000,000	1,982,500
Sabra Health Care LP	5.38	6-1-2023	4,000,000	4,050,000

				30,467,740

Telecommunication Services: 0.44%

Wireless Telecommunication Services: 0.44%
T-Mobile USA Incorporated	6.50	1-15-2026	2,000,000	2,114,380

Total Corporate Bonds and Notes (Cost $368,156,603)				359,616,599

Yankee Corporate Bonds and Notes: 13.66%

Consumer Discretionary: 3.46%

Auto Components: 1.73%
Adient Global Holdings Company 144A	4.88	8-15-2026	9,210,000	8,289,000

Automobiles: 0.64%
Fiat Chrysler Automobiles NV	5.25	4-15-2023	3,000,000	3,048,750

Hotels, Restaurants & Leisure: 0.66%
International Game Technology plc 144A	6.50	2-15-2025	3,000,000	3,150,000

Media: 0.43%
Quebecor Media Incorporated	5.75	1-15-2023	2,000,000	2,070,000

Financials: 2.41%

Diversified Financial Services: 2.41%
Tronox Finance plc 144A	5.75	10-1-2025	12,000,000	11,550,000

Health Care: 2.95%

Pharmaceuticals: 2.95%
Mallinckrodt plc 144A«	5.50	4-15-2025	16,500,000	14,086,875

Industrials: 1.71%

Electrical Equipment: 1.71%
Sensata Technologies BV 144A	4.88	10-15-2023	3,000,000	3,000,000
Sensata Technologies BV 144A	5.63	11-1-2024	5,000,000	5,175,000

				8,175,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo High Yield Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 2.73%

Technology Hardware, Storage & Peripherals: 2.73%
Seagate HDD	4.75%	6-1-2023	$4,140,000	$4,157,718
Seagate HDD	4.88	6-1-2027	9,500,000	8,914,629

				13,072,347

Telecommunication Services: 0.40%

Diversified Telecommunication Services: 0.40%
Virgin Media Finance plc 144A	5.75	1-15-2025	2,000,000	1,927,498

Total Yankee Corporate Bonds and Notes (Cost $68,698,726)				65,369,470

	Yield		Shares
Short-Term Investments: 7.79%

Investment Companies: 7.79%
Securities Lending Cash Investment LLC (l)(r)(u)	2.07		34,166,983	34,170,400
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.87		3,114,436	3,114,436

Total Short-Term Investments (Cost $37,284,836)				37,284,836

Total investments in securities (Cost $514,315,084)	106.17%	508,216,045
Other assets and liabilities, net	(6.17)	(29,525,556)

Total net assets	100.00%	$478,690,489

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	13,052,787	84,227,779	63,113,583	34,166,983	$654	$(615)	$71,914	$34,170,400
Wells Fargo Government Money Market Fund Select Class	8,238,288	163,497,303	168,621,155	3,114,436	0	0	60,060	3,114,436

					$654	$(615)	$131,974	$37,284,836	7.79%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2018	Wells Fargo High Yield Bond Fund	19

Assets
Investments in unaffiliated securities (including $33,496,577 of securities loaned), at value (cost $477,030,248)	$470,931,209
Investments in affiliated securities, at value (cost $37,284,836)	37,284,836
Receivable for Fund shares sold	50,892
Receivable for dividends and interest	5,883,012
Receivable for securities lending income	7,359
Prepaid expenses and other assets	113,511

Total assets	514,270,819

Liabilities
Payable upon receipt of securities loaned	34,169,293
Payable for Fund shares redeemed	1,037,840
Management fee payable	191,395
Administration fees payable	60,153
Distribution fee payable	33,786
Trustees’ fees and expenses payable	2,097
Accrued expenses and other liabilities	85,766

Total liabilities	35,580,330

Total net assets	$478,690,489

NET ASSETS CONSIST OF
Paid-in capital	$525,135,115
Overdistributed net investment income	(35,978)
Accumulated net realized losses on investments	(40,309,609)
Net unrealized losses on investments	(6,099,039)

Total net assets	$478,690,489

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$272,169,888
Shares outstanding – Class A1	82,923,853
Net asset value per share – Class A	$3.28
Maximum offering price per share – Class A2	$3.43
Net assets – Class C	$47,810,706
Shares outstanding – Class C1	14,564,342
Net asset value per share – Class C	$3.28
Net assets – Administrator Class	$23,939,686
Shares outstanding – Administrator Class[1]	7,287,087
Net asset value per share – Administrator Class	$3.29
Net assets – Institutional Class	$134,770,209
Shares outstanding – Institutional Class[1]	41,031,317
Net asset value per share – Institutional Class	$3.28

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo High Yield Bond Fund	Statement of operations—year ended August 31, 2018

Investment income
Interest	$25,030,711
Dividends (net of foreign withholding taxes of $817)	1,312,630
Income from affiliated securities	131,974

Total investment income	26,475,315

Expenses
Management fee	2,818,838
Administration fees
Class A	470,866
Class C	90,147
Administrator Class	27,576
Institutional Class	107,995
Shareholder servicing fees
Class A	735,727
Class C	140,854
Administrator Class	68,710
Distribution fee
Class C	422,562
Custody and accounting fees	32,686
Professional fees	62,301
Registration fees	83,083
Shareholder report expenses	104,409
Trustees’ fees and expenses	22,852
Other fees and expenses	14,156

Total expenses	5,202,762
Less: Fee waivers and/or expense reimbursements	(583,248)

Net expenses	4,619,514

Net investment income	21,855,801

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	6,372,736
Affiliated securities	654

Net realized gains on investments	6,373,390

Net change in unrealized gains (losses) on:
Unaffiliated securities	(25,332,208)
Affiliated securities	(615)

Net change in unrealized gains (losses) on investments	(25,332,823)

Net realized and unrealized gains (losses) on investments	(18,959,433)

Net increase in net assets resulting from operations	$2,896,368

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo High Yield Bond Fund	21

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$21,855,801		$24,919,734
Net realized gains on investments		6,373,390		6,347,524
Net change in unrealized gains (losses) on investments		(25,332,823)		7,886,932

Net increase in net assets resulting from operations		2,896,368		39,154,190

Distributions to shareholders from
Net investment income
Class A		(11,998,114)		(14,210,998)
Class B		N/A		(14,959)[1]
Class C		(1,891,216)		(2,374,586)
Administrator Class		(1,158,390)		(1,969,904)
Institutional Class		(6,020,709)		(5,524,870)
Tax basis return of capital
Class A		(464,808)		(410,144)
Class B		N/A		(432)[1]
Class C		(73,266)		(68,533)
Administrator Class		(44,876)		(56,853)
Institutional Class		(233,242)		(159,453)

Total distributions to shareholders		(21,884,621)		(24,790,732)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,507,185	15,024,416	8,416,164	28,003,186
Class B	N/A	N/A	12 [1]	39 [1]
Class C	604,048	2,028,540	946,458	3,143,229
Administrator Class	1,169,119	3,905,011	6,750,591	22,463,004
Institutional Class	26,302,261	88,474,810	26,266,703	87,446,183

		109,432,777		141,055,641

Reinvestment of distributions
Class A	3,396,062	11,304,123	3,942,159	13,168,904
Class B	N/A	N/A	4,383 [1]	14,450 [1]
Class C	579,628	1,929,924	693,090	2,315,974
Administrator Class	345,781	1,152,618	589,815	1,965,669
Institutional Class	1,807,352	6,016,786	1,653,998	5,539,894

		20,403,451		23,004,891

Payment for shares redeemed
Class A	(17,281,250)	(57,593,665)	(32,018,320)	(106,244,993)
Class B	N/A	N/A	(268,372)[1]	(896,622)[1]
Class C	(4,753,703)	(15,786,507)	(5,530,431)	(18,463,311)
Administrator Class	(3,502,094)	(11,686,695)	(21,206,310)	(69,867,066)
Institutional Class	(24,076,647)	(80,563,659)	(21,129,365)	(70,531,940)

		(165,630,526)		(266,003,932)

Net decrease in net assets resulting from capital share transactions		(35,794,298)		(101,943,400)

Total decrease in net assets		(54,782,551)		(87,579,942)

Net assets
Beginning of period		533,473,040		621,052,982

End of period		$478,690,489		$533,473,040

Overdistributed net investment income		$(35,978)		$(177,156)

[1]	For the period from September 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$3.40	$3.31	$3.16	$3.35	$3.15
Net investment income	0.14	0.14	0.13	0.13	0.14
Net realized and unrealized gains (losses) on investments	(0.12)	0.10	0.15	(0.19)	0.20

Total from investment operations	0.02	0.24	0.28	(0.06)	0.34
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.13)	(0.13)	(0.14)
Tax basis return of capital	(0.01)	(0.00)[1]	0.00	0.00	0.00

Total distributions to shareholders	(0.14)	(0.15)	(0.13)	(0.13)	(0.14)
Net asset value, end of period	$3.28	$3.40	$3.31	$3.16	$3.35
Total return[2]	0.68%	7.28%	9.25%	(1.79)%	11.02%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.01%	1.04%	1.04%	1.03%
Net expenses	0.93%	0.93%	1.01%	1.03%	1.03%
Net investment income	4.26%	4.39%	4.24%	4.04%	4.35%
Supplemental data
Portfolio turnover rate	18%	20%	75%	55%	40%
Net assets, end of period (000s omitted)	$272,170	$314,156	$370,560	$179,357	$210,005

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$3.40	$3.31	$3.16	$3.35	$3.15
Net investment income	0.12	0.12	0.11	0.11	0.12
Net realized and unrealized gains (losses) on investments	(0.12)	0.09	0.15	(0.19)	0.20

Total from investment operations	0.00	0.21	0.26	(0.08)	0.32
Distributions to shareholders from
Net investment income	(0.11)	(0.12)	(0.11)	(0.11)	(0.12)
Tax basis return of capital	(0.01)	(0.00)[1]	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.12)	(0.11)	(0.11)	(0.12)
Net asset value, end of period	$3.28	$3.40	$3.31	$3.16	$3.35
Total return[2]	(0.07)%	6.49%	8.44%	(2.52)%	10.20%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.76%	1.80%	1.79%	1.78%
Net expenses	1.68%	1.68%	1.77%	1.78%	1.78%
Net investment income	3.51%	3.65%	3.48%	3.29%	3.60%
Supplemental data
Portfolio turnover rate	18%	20%	75%	55%	40%
Net assets, end of period (000s omitted)	$47,811	$61,734	$72,908	$60,753	$72,728

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$3.41	$3.31	$3.16	$3.36	$3.15
Net investment income	0.15	0.15	0.14 [1]	0.14	0.15
Net realized and unrealized gains (losses) on investments	(0.12)	0.10	0.15	(0.20)	0.21

Total from investment operations	0.03	0.25	0.29	(0.06)	0.36
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.14)	(0.14)	(0.15)
Tax basis return of capital	(0.01)	(0.00)[2]	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.15)	(0.14)	(0.14)	(0.15)
Net asset value, end of period	$3.29	$3.41	$3.31	$3.16	$3.36
Total return	0.82%	7.74%	9.48%	(1.86)%	11.61%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.95%	0.98%	0.98%	0.96%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.39%	4.55%	4.43%	4.27%	4.57%
Supplemental data
Portfolio turnover rate	18%	20%	75%	55%	40%
Net assets, end of period (000s omitted)	$23,940	$31,592	$76,688	$13,129	$20,177

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015[1]
Net asset value, beginning of period	$3.41	$3.31	$3.17	$3.33
Net investment income	0.16	0.16	0.14	0.12
Net realized and unrealized gains (losses) on investments	(0.13)	0.10	0.14	(0.16)

Total from investment operations	0.03	0.26	0.28	(0.04)
Distributions to shareholders from
Net investment income	(0.15)	(0.16)	(0.14)	(0.12)
Tax basis return of capital	(0.01)	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.16)	(0.16)	(0.14)	(0.12)
Net asset value, end of period	$3.28	$3.41	$3.31	$3.17
Total return[3]	0.79%	8.03%	9.27%	(1.31)%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.68%	0.70%	0.71%
Net expenses	0.53%	0.53%	0.61%	0.70%
Net investment income	4.67%	4.79%	4.65%	4.33%
Supplemental data
Portfolio turnover rate	18%	20%	75%	55%
Net assets, end of period (000s omitted)	$134,770	$125,991	$100,023	$4,847

[1]	For the period from October 31, 2014 (commencement of class operations) to August 31, 2015.

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo High Yield Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending

Notes to financial statements	Wells Fargo High Yield Bond Fund	27

transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $512,966,942 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$9,802,483
Gross unrealized losses	(14,553,380)
Net unrealized losses	$(4,750,897)

28	Wells Fargo High Yield Bond Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to recognition of partnership income. At August 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(2,452)	$(646,194)	$648,646

As of August 31, 2018, the Fund had capital loss carryforwards which consist of $17,191,434 in short-term capital losses and $24,466,317 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo High Yield Bond Fund	29

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer staples	$1,014,000	$0	$0	$1,014,000
Energy	14,243,400	0	0	14,243,400
Financials	717,700	0	0	717,700
Health care	4,310,490	0	0	4,310,490
Industrials	6,189,970	0	0	6,189,970
Information technology	10,819,700	0	0	10,819,700
Materials	5,649,130	0	0	5,649,130
Real estate	900,000	0	0	900,000
Utilities	2,100,750	0	0	2,100,750

Corporate bonds and notes	0	359,616,599	0	359,616,599

Yankee corporate bonds and notes	0	65,369,470	0	65,369,470

Short-term investments
Investment companies	3,114,436	0	0	3,114,436
Investments measured at net asset value*				34,170,400
Total assets	$49,059,576	$424,986,069	$0	$508,216,045

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $34,170,400 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.55% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

30	Wells Fargo High Yield Bond Fund	Notes to financial statements

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.93% for Class A shares, 1.68% for Class C shares, 0.80% for Administrator Class shares, and 0.53% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2018, Funds Distributor received $4,016 from the sale of Class A shares and $14 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2018 were $91,837,383 and $117,817,886, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo High Yield Bond Fund	31

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017 were as follows:

	Year ended August 31
	2018	2017
Ordinary income	$21,068,429	$24,095,317
Tax basis return of capital	816,192	695,415

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(4,750,897)	$(41,657,751)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

32	Wells Fargo High Yield Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo High Yield Bond Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

Other information (unaudited)	Wells Fargo High Yield Bond Fund	33

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.53% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2018

For the fiscal year ended August 31, 2018, $17,566,720 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 854 of the Internal Revenue Code, $754,253 of income dividends paid during the fiscal year ended August 31, 2018 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo High Yield Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo High Yield Bond Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36	Wells Fargo High Yield Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo High Yield Bond Fund	37

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo High Yield Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

38	Wells Fargo High Yield Bond Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the ICE BofAML U.S. High Yield Constrained Index, for the one-year period under review, but lower than its benchmark index for the three-, five-, and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo High Yield Bond Fund	39

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40	Wells Fargo High Yield Bond Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo High Yield Bond Fund	41
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

42	Wells Fargo High Yield Bond Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315406 10-18 A218/AR218 08-18

Annual Report

August 31, 2018

Wells Fargo Core Plus Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Core Plus Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Plus Bond Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Core Plus Bond Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Core Plus Bond Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Core Plus Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®‡

Thomas M. Price, CFA®

Janet S. Rilling, CFA®, CPA

Michael J. Schueller, CFA®

Noah M. Wise, CFA®

Average annual total returns (%) as of August 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STYAX)	7-13-1998	(5.31)	2.58	4.37	(0.84)	3.53	4.85	0.94	0.74
Class C (WFIPX)	7-13-1998	(2.50)	2.77	4.08	(1.50)*	2.77	4.08	1.69	1.49
Class R6 (STYJX)	10-31-2016	–	–	–	(0.46)*	3.85	5.19	0.56	0.36
Administrator Class (WIPDX)	7-30-2010	–	–	–	(0.74)	3.65	4.99	0.88	0.63
Institutional Class (WIPIX)	7-18-2008	–	–	–	(0.52)	3.82	5.17	0.61	0.41
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	(1.05)	2.49	3.70	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Plus Bond Fund	7

Growth of $10,000 investment as of August 31, 2018[5]

‡	Mr. Mueller became a portfolio manager of the Fund on January 1, 2018.

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to include the higher expenses applicable to Administrator Class shares.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through December 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.73% for Class A, 1.48% for Class C, 0.35% for Class R6, 0.62% for Administrator Class, and 0.40% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Core Plus Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A shares, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2018.

∎

The Fund’s shorter duration relative to the index and exposure to a flatter U.S. Treasury yield curve contributed to performance, as did overweight allocations to U.S. high-yield and BBB-rated corporate bonds.

∎	The Fund’s allocations to emerging market bonds and foreign currencies detracted from performance.

Ten largest holdings (%) as of August 31, 2018[6]
U.S. Treasury Note, 2.25%, 11-15-2027	3.45
FNMA , 3.50%, 3-1-2048	2.37
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.04
FNMA, 4.50%, 9-13-2048	1.44
FNMA, 3.00%, 11-1-2047	1.43
U.S. Treasury Note, 2.00%, 10-31-2022	1.35
GNMA, 3.50%, 12-20-2047	1.32
FNMA, 3.50%, 8-1-2045	1.09
FNMA, 3.00%, 4-1-2048	0.98
U.S. Treasury Bond, 3.00%, 8-15-2048	0.95

Economic growth accelerated and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.9% in real terms, which was above the post-financial-crisis average. Business investment was a significant source of strength, rising 4.8% for the 12 months that ended June 30, 2018. Consumer spending was a net contributor to growth, although it failed to keep pace with the business sector. Inventories were a net detractor from GDP growth, while trade and government spending were modestly positive factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 194,000 jobs per month over the period, while the unemployment rate declined to 3.9% at the end of August 2018 from 4.4% a year earlier. Also encouraging was a 0.2% rise in the employment/population ratio since August 2017, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.9% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The CPI7 also rose 2.9% over the past year, which accelerated due in part to higher energy prices.

The U.S. Federal Reserve’s (Fed’s) rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s gradual approach to hiking rates is supported by Fed Chairman Jerome Powell’s stated view that there is no sense that inflation will take off or move unexpectedly quickly.

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term maturity instruments. Yields on 2-year Treasuries rose by 130 basis points (bps; 100 bps equal 1.00%) during the period, while 10-year Treasuries were about 75 bps higher. Investment-grade credit spreads tightened rapidly into the start of 2018 after the corporate tax cut was enacted in the U.S. but ended the period slightly wider after trade tensions and heavy supply took their toll on bond prices.

Portfolio allocation as of August 31, 2018[8]

The Fund increased holdings in European high-yield bonds and decreased exposure to floating-rate loans.

During the period, the Fund increased holdings in European high-yield bonds and decreased the overweight to floating-rate loans. We added European high-yield bonds because our assessment of both their fundamentals and valuations was of improvement throughout the year. However, European high-yield bond returns lagged due to an increase in Italian political risk and market outflows. The Fund also maintained a short duration profile relative to the index because we believed a defensive position was prudent given the likelihood of the FOMC continuing to gradually reduce its accommodative monetary policy.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Plus Bond Fund	9

The Fund’s shorter duration position in an environment where interest rates rose faster than the market anticipated was a key driver of favorable relative performance during the reporting period. Tighter U.S. high-yield spreads and selection within U.S. investment-grade credit also benefited results. Positioning that detracted from performance included allocations to several Latin American emerging market countries and their currencies, which lagged in the face of stronger U.S. economic growth, higher interest rates, and a stronger U.S. dollar.

We expect modestly above-trend economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters, aided by fiscal stimulus and looser regulations. Real GDP growth in the area of 3% is likely to persist for a period of time, barring some external shock. The biggest risks to the outlook include an escalation in trade tensions and a larger-than-expected slowdown in the Chinese economy.

Please see footnotes on page 7.

10	Wells Fargo Core Plus Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,005.79	$3.69	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72	0.73%
Class C
Actual	$1,000.00	$1,001.91	$7.47	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53	1.48%
Class R6
Actual	$1,000.00	$1,007.75	$1.77	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%
Administrator Class
Actual	$1,000.00	$1,006.36	$3.14	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16	0.62%
Institutional Class
Actual	$1,000.00	$1,006.68	$2.02	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2018	Wells Fargo Core Plus Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 23.09%
FHLMC (12 Month LIBOR +1.33%) ±	3.09%	1-1-2036	$23,738	$24,531
FHLMC	3.50	12-1-2045	3,660,267	3,648,068
FHLMC	3.50	12-1-2045	1,388,686	1,384,061
FHLMC	4.00	6-1-2044	2,737,469	2,794,930
FHLMC	5.00	6-1-2036	264,721	282,158
FHLMC	5.00	8-1-2040	251,814	268,956
FHLMC	5.50	8-1-2038	59,818	64,556
FHLMC	5.50	12-1-2038	537,279	581,065
FHLMC	5.50	6-1-2040	852,450	919,943
FHLMC	8.00	2-1-2030	230	261
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	938,717	927,277
FHLMC Series 3774 Class AB	3.50	12-15-2020	90,695	91,427
FHLMC Series K020 Class X1 ±±(c)	1.55	5-25-2022	13,379,594	571,646
FHLMC Series T-42 Class A5	7.50	2-25-2042	1,525,235	1,740,682
FHLMC Series T-57 Class 2A1 ±±	3.92	7-25-2043	47,191	49,559
FHLMC Series T-59 Class 2A1 ±±	3.75	10-25-2043	237,443	230,163
FNMA	3.50	3-1-2048	14,125,955	14,045,391
FNMA ¤	0.00	10-9-2019	5,000,000	4,858,580
FNMA	2.27	3-1-2019	2,428,321	2,419,488
FNMA %%	2.50	9-18-2033	1,645,000	1,599,479
FNMA (12 Month LIBOR +1.61%) ±	2.51	3-1-2046	1,347,256	1,334,522
FNMA (12 Month LIBOR +1.61%) ±	2.51	5-1-2046	1,423,143	1,407,898
FNMA	3.00	11-1-2045	2,143,718	2,077,698
FNMA	3.00	12-1-2045	5,421,869	5,251,798
FNMA	3.00	12-1-2046	2,479,206	2,399,198
FNMA	3.00	11-1-2047	8,733,375	8,451,361
FNMA	3.00	4-1-2048	5,987,822	5,792,685
FNMA	3.02	2-1-2026	3,199,601	3,144,498
FNMA	3.27	7-1-2022	1,213,016	1,221,432
FNMA (12 Month LIBOR +1.73%) ±	3.49	9-1-2036	20,046	21,030
FNMA	3.50	10-1-2043	1,035,533	1,037,317
FNMA	3.50	4-1-2045	296,997	295,991
FNMA	3.50	8-1-2045	6,473,729	6,448,797
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.66	1-1-2036	73,744	77,706
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.86	8-1-2036	907,435	955,995
FNMA (12 Month LIBOR +1.80%) ±	3.92	8-1-2036	32,509	34,116
FNMA	3.95	9-1-2021	406,081	415,340
FNMA	4.00	9-1-2024	23,869	24,432
FNMA	4.00	2-1-2046	565,599	576,126
FNMA	4.00	4-1-2046	2,912,235	2,967,659
FNMA %%	4.00	9-13-2048	5,040,000	5,130,636
FNMA	4.26	4-1-2021	2,670,727	2,744,138
FNMA %%	4.50	9-13-2048	8,230,000	8,548,591
FNMA	5.00	1-1-2024	74,049	76,295
FNMA	5.00	2-1-2036	28,176	30,094
FNMA	5.00	6-1-2040	98,276	105,235
FNMA	5.00	8-1-2040	1,676,544	1,804,111
FNMA	5.50	11-1-2023	49,282	51,319
FNMA	5.50	8-1-2034	96,545	105,229
FNMA	5.50	2-1-2035	29,584	32,278

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.50%	8-1-2038	$105,821	$113,488
FNMA	5.50	8-1-2038	408,138	439,891
FNMA	6.00	10-1-2037	477,615	526,440
FNMA	6.00	11-1-2037	36,857	40,750
FNMA	6.50	7-1-2036	24,053	26,872
FNMA	6.50	7-1-2036	11,001	12,174
FNMA	6.50	11-1-2036	4,759	5,215
FNMA	7.00	12-1-2022	141,102	145,292
FNMA	7.00	7-1-2036	10,863	11,468
FNMA	7.00	11-1-2037	7,978	8,650
FNMA	7.50	5-1-2038	1,944	1,959
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	6,527	7,529
FNMA Series 2003-W08 Class 4A ±±	4.12	11-25-2042	151,183	154,967
FNMA Series 2003-W14 Class 2A ±±	3.75	6-25-2045	115,268	121,723
FNMA Series 2003-W14 Class 2A ±±	4.28	1-25-2043	274,344	288,240
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	1,287,873	1,486,776
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	629,025	708,968
GNMA	3.00	11-20-2045	4,613,695	4,525,461
GNMA	3.50	9-20-2047	3,713,817	3,728,303
GNMA	3.50	12-20-2047	7,811,013	7,841,481
GNMA	4.00	12-20-2047	4,818,502	4,937,265
GNMA	5.00	7-20-2040	666,907	717,577
GNMA	7.50	12-15-2029	675	735
GNMA Series 2008-22 Class XM ±±(c)	0.96	2-16-2050	1,197,111	29,860
STRIPS ¤	0.00	5-15-2036	4,945,000	2,896,829
STRIPS ¤	0.00	5-15-2044	9,125,000	4,197,771
TVA	5.88	4-1-2036	3,540,000	4,622,164

Total Agency Securities (Cost $137,633,702)				136,663,594

Asset-Backed Securities: 7.05%
Ally Auto Receivables Trust Series 2015-2 Class A3	1.49	11-15-2019	118,040	117,990
CarMax Auto Owner Trust Series 2015-3 Class A3	1.63	5-15-2020	530,345	529,232
CCG Receivables Trust Series 2016-1 Class A2 144A	1.69	9-14-2022	725,628	722,556
Citibank Credit Card Issuance Trust Series 2014-A6 Class A6	2.15	7-15-2021	2,650,000	2,637,764
Citibank Credit Card Issuance Trust Series 2016-A1 Class A1	1.75	11-19-2021	370,000	365,401
Dell Equipment Finance Trust Series 2017-2 Class A2B (1 Month LIBOR +0.30%) 144A±	2.37	2-24-2020	1,060,652	1,061,009
Discover Card Execution Note Trust Series 2014 Class A4	2.12	12-15-2021	1,015,000	1,010,997
Educational Services of America Series 2015-1 Class A (1 Month LIBOR +0.80%) 144A±	2.86	10-25-2056	1,212,475	1,215,647
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	1,597,925	1,605,170
GMF Floorplan Owner Revolving Trust Series 2016-1 Class A2 (1 Month LIBOR +0.85%) 144A±	2.91	5-17-2021	2,105,000	2,114,392
Hertz Vehicle Financing LLC Series 2018-2A Class A 144A	3.65	6-27-2022	1,600,000	1,601,455
Hyundai Auto Receivables Trust Series 2015-A Class A4	1.37	7-15-2020	330,925	330,459
Hyundai Auto Receivables Trust Series 2016-A Class A4 144A	1.80	12-16-2019	1,629,176	1,628,489
Lendmark Funding Trust Series 2018-1A Class A 144A	3.81	12-21-2026	2,085,000	2,093,117
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	1,975,000	1,932,846
Navient Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +0.40%) 144A±	2.46	12-16-2058	1,344,284	1,345,450
Nissan Auto Lease Trust Series 2017-B Class A3	2.05	9-15-2020	1,625,000	1,611,967
OCP Collateralized Loan Obligation Limited Trust Series 2012-2A Class A1R (3 Month LIBOR +1.40%) 144A±	3.71	11-22-2025	1,256,003	1,257,069

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Core Plus Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Octagon Investment Partners Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±	3.21%	5-21-2027	$3,000,000	$2,997,927
Octagon Investment Partners Series 2017-1A Class B1 (3 Month LIBOR +1.70%) 144A±	4.05	7-20-2030	1,000,000	1,000,501
SLM Student Loan Trust Series 2004-1 Class A4 (3 Month LIBOR +0.26%) ±	2.60	10-27-2025	1,753,000	1,753,389
South Carolina Student Loan Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.75%) ±	2.83	5-1-2030	2,600,000	2,611,432
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.28	10-25-2027	2,151,132	2,174,131
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	2.66	1-25-2046	3,738,807	3,719,471
Volvo Financial Equipment LLC Series 2018-AA (1 Month LIBOR +0.52%) 144A±	2.58	7-17-2023	2,590,000	2,597,284
Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	1,600,000	1,600,846
World Omni Auto Receivables Trust Series 2015-A Series A3	1.34	5-15-2020	73,738	73,703

Total Asset-Backed Securities (Cost $41,761,815)				41,709,694

Corporate Bonds and Notes: 17.07%

Consumer Discretionary: 1.66%

Internet & Direct Marketing Retail: 0.15%
Amazon.com Incorporated	4.95	12-5-2044	815,000	922,715

Media: 1.01%
CCO Holdings LLC 144A	5.13	5-1-2027	1,300,000	1,239,875
Charter Communications Operating LLC	4.20	3-15-2028	1,100,000	1,049,024
Charter Communications Operating LLC	6.48	10-23-2045	655,000	698,295
Discovery Communications LLC	3.95	3-20-2028	1,695,000	1,612,477
Discovery Communications LLC	6.35	6-1-2040	550,000	602,338
SES Global Americas Holding Company 144A	5.30	3-25-2044	880,000	768,461

				5,970,470

Multiline Retail: 0.16%
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	940,000	934,652

Specialty Retail: 0.34%
Asbury Automotive Group Incorporated	6.00	12-15-2024	1,000,000	1,002,500
Group 1 Automotive Incorporated	5.00	6-1-2022	1,010,000	999,900

				2,002,400

Consumer Staples: 0.70%

Beverages: 0.30%
Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	1,810,000	1,777,765

Tobacco: 0.40%
Philip Morris International Incorporated	1.38	2-25-2019	2,400,000	2,386,620

Energy: 0.56%

Energy Equipment & Services: 0.11%
Oceaneering International Incorporated	6.00	2-1-2028	680,000	674,772

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 0.45%
Energy Transfer Partners LP	6.13%	12-15-2045	$1,330,000	$1,405,863
SemGroup Corporation	7.25	3-15-2026	875,000	870,625
Ultra Resources Incorporated 144A	6.88	4-15-2022	750,000	365,625

				2,642,113

Financials: 6.94%

Banks: 2.09%
Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	1,310,000	1,316,017
Bank of America Corporation	3.95	4-21-2025	1,170,000	1,151,132
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	1,290,000	1,358,693
BBVA Bancomer SA of Texas 144A	7.25	4-22-2020	1,000,000	1,042,500
Huntington National Bank	2.20	11-6-2018	1,985,000	1,984,347
JPMorgan Chase & Company	2.97	1-15-2023	2,550,000	2,496,852
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	1,370,000	1,366,575
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	565,000	565,000
Santander Holdings USA Incorporated	3.70	3-28-2022	1,125,000	1,116,861

				12,397,977

Capital Markets: 1.57%
Blackstone Holdings Finance Company LLC 144A	5.00	6-15-2044	1,015,000	1,049,188
Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	1,910,000	1,867,793
Goldman Sachs Group Incorporated	5.15	5-22-2045	1,100,000	1,124,481
Goldman Sachs Group Incorporated (3 Month LIBOR +3.83%) ±	5.30	12-29-2049	1,100,000	1,100,550
Morgan Stanley (3 Month LIBOR +0.85%) ±	3.74	4-24-2024	4,155,000	4,138,698

				9,280,710

Consumer Finance: 1.20%
ERAC USA Finance LLC 144A	4.50	2-15-2045	1,695,000	1,623,610
PACCAR Financial Corporation	2.30	8-10-2022	3,000,000	2,899,542
Synchrony Financial	3.95	12-1-2027	2,800,000	2,551,240

				7,074,392

Diversified Financial Services: 0.99%
Brookfield Finance LLC	4.00	4-1-2024	2,005,000	1,998,541
Daimler Finance NA LLC 144A	1.75	10-30-2019	2,215,000	2,182,967
LPL Holdings Incorporated 144A	5.75	9-15-2025	600,000	586,500
Silversea Cruise Finance Limited 144A	7.25	2-1-2025	1,015,000	1,102,544

				5,870,552

Insurance: 1.09%
Brighthouse Financial Incorporated	4.70	6-22-2047	1,345,000	1,124,336
Guardian Life Insurance Company 144A	4.85	1-24-2077	1,045,000	1,040,482
National Life Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	1,668,000	1,654,917
PartnerRe Finance II Incorporated (3 Month LIBOR +2.33%) ±	4.63	12-1-2066	1,345,000	1,129,800
Transatlantic Holdings Incorporated	8.00	11-30-2039	1,100,000	1,524,620

				6,474,155

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Core Plus Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 0.83%

Health Care Providers & Services: 0.83%
CHS Incorporated «	5.13%	8-1-2021	$1,000,000	$965,000
CVS Health Corporation	4.78	3-25-2038	2,100,000	2,089,062
Highmark Incorporated 144A	6.13	5-15-2041	710,000	777,810
Tenet Healthcare Corporation	6.00	10-1-2020	1,010,000	1,049,138

				4,881,010

Industrials: 0.86%

Transportation Infrastructure: 0.86%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	1,050,000	656,329
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2026	5,630,000	3,779,332
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2028	1,150,000	677,875

				5,113,536

Information Technology: 0.59%

Semiconductors & Semiconductor Equipment: 0.18%
Broadcom Corporation	2.65	1-15-2023	1,115,000	1,054,817

Software: 0.17%
Citrix Systems Incorporated	4.50	12-1-2027	1,045,000	1,015,735

Technology Hardware, Storage & Peripherals: 0.24%
Diamond 1 Finance Corporation 144A	8.35	7-15-2046	1,175,000	1,438,737

Materials: 0.76%

Chemicals: 0.40%
The Chemours Company	4.00	5-15-2026	2,000,000	2,338,679

Containers & Packaging: 0.36%
Silgan Holdings Incorporated	3.25	3-15-2025	1,800,000	2,145,136

Real Estate: 1.67%

Equity REITs: 1.29%
Federal Realty Investment Trust	3.63	8-1-2046	915,000	802,698
Iron Mountain Incorporated 144A	3.00	1-15-2025	2,000,000	2,292,829
Omega Healthcare Investors Incorporated	4.50	1-15-2025	2,130,000	2,108,493
Simon Property Group LP	2.20	2-1-2019	2,400,000	2,397,408

				7,601,428

Real Estate Management & Development: 0.38%
Washington Prime Group	3.85	4-1-2020	2,275,000	2,253,176

Telecommunication Services: 1.78%

Diversified Telecommunication Services: 0.89%
AT&T Incorporated	4.75	5-15-2046	1,075,000	969,702
AT&T Incorporated 144A	5.15	2-15-2050	610,000	568,298
AT&T Incorporated	5.25	3-1-2037	1,070,000	1,060,949

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
AT&T Incorporated	5.65%	2-15-2047	$1,050,000	$1,065,659
Verizon Communications Incorporated	5.01	4-15-2049	882,000	884,660
Verizon Communications Incorporated	5.50	3-16-2047	675,000	727,779

				5,277,047

Wireless Telecommunication Services: 0.89%
Crown Castle Towers LLC 144A	3.22	5-15-2042	2,600,000	2,570,100
SBA Tower Trust 144A	3.72	4-9-2048	1,968,000	1,950,664
Sprint Capital Corporation	6.88	11-15-2028	750,000	744,375

				5,265,139

Utilities: 0.72%

Electric Utilities: 0.53%
Basin Electric Power Cooperative 144A	4.75	4-26-2047	1,315,000	1,361,657
Southern California Edison Company	4.13	3-1-2048	1,835,000	1,775,364

				3,137,021

Independent Power & Renewable Electricity Producers: 0.19%
Harper Lake Solar Funding Corporation 144A	7.65	12-31-2018	310,724	313,831
Tri-State Generation and Transmission Association Incorporated	4.25	6-1-2046	850,000	776,341

				1,090,172

Total Corporate Bonds and Notes (Cost $101,696,042)				101,020,926

			Shares
Exchange-Traded Funds: 2.04%
iShares iBoxx $ Investment Grade Corporate Bond ETF			104,500	12,063,480

Total Exchange-Traded Funds (Cost $11,998,690)				12,063,480

			Principal
Foreign Corporate Bonds and Notes @: 3.95%

Consumer Discretionary: 2.00%

Auto Components: 0.24%
HP Pelzer Holding GmbH (EUR) 144A	4.13	4-1-2024	1,200,000	1,398,123

Automobiles: 0.84%
Peugeot SA Company (EUR)	2.00	3-20-2025	1,800,000	2,084,862
Volvo Car AB (EUR)	2.00	1-24-2025	2,500,000	2,872,531

				4,957,393

Hotels, Restaurants & Leisure: 0.24%
Snaitech SpA (EUR) 144A	6.38	11-7-2021	1,200,000	1,448,477

Internet & Direct Marketing Retail: 0.32%
Selecta Group BV (EUR) 144A	5.88	2-1-2024	1,650,000	1,908,055

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Core Plus Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Media: 0.36%
Altice SA (EUR) 144A	7.25%	5-15-2022	1,800,000	$2,102,993

Energy: 0.91%

Oil, Gas & Consumable Fuels: 0.91%
Petroleos Mexicanos (EUR)	3.75	2-21-2024	1,000,000	1,190,278
Raffinerie Heide GmbH (EUR) 144A	6.38	12-1-2022	1,500,000	1,687,690
Total SA (5 Year EUR Swap +3.78%)(EUR) ±	3.88	12-29-2049	2,000,000	2,501,091

				5,379,059

Financials: 0.45%

Banks: 0.09%
ATF Netherlands BV (EUR)	1.50	7-15-2024	500,000	576,893

Diversified Financial Services: 0.36%
LKQ European Holdings BV Company (EUR) 144A	3.63	4-1-2026	1,800,000	2,120,690

Industrials: 0.59%

Commercial Services & Supplies: 0.24%
Paprec Holding SA (EUR) 144A	4.00	3-31-2025	1,200,000	1,406,506

Road & Rail: 0.35%
Europcar Groupe SA (EUR) 144A	4.13	11-15-2024	1,800,000	2,089,726

Total Foreign Corporate Bonds and Notes (Cost $23,962,526)				23,387,915

Foreign Government Bonds @: 1.51%
Brazil (BRL)	10.00	1-1-2025	8,600,000	1,942,808
Brazil (BRL)	10.00	1-1-2027	4,700,000	1,028,758
Indonesia (IDR)	7.88	4-15-2019	25,000,000,000	1,698,914
Italy (EUR) 144A	4.75	9-1-2028	2,500,000	3,250,082
Mexico (MXN)	6.50	6-9-2022	20,000,000	999,914

Total Foreign Government Bonds (Cost $10,567,585)				8,920,476

Loans: 2.88%

Consumer Discretionary: 0.11%

Media: 0.11%
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.56	1-25-2026	$626,430	626,587

Energy: 0.36%

Oil, Gas & Consumable Fuels: 0.36%
Lucid Energy Group II Borrower LLC (1 Month LIBOR +3.00%) ±	5.08	2-17-2025	1,246,875	1,226,613
Traverse Midstream Partners LLC (3 Month LIBOR +4.00%) ±	6.34	9-27-2024	935,000	938,506

				2,165,119

Financials: 0.15%

Insurance: 0.15%
Hub International Limited (2 Month LIBOR +3.00%) ±	5.33	4-25-2025	880,000	878,847

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 0.47%

Health Care Providers & Services: 0.21%
Surgery Center Holdings Incorporated (3 Month LIBOR +3.25%) ±	5.57%	9-2-2024	$1,240,625	$1,238,553

Health Care Technology: 0.21%
Emerald Bidco Incorporated (1 Month LIBOR +2.75%) ±	4.83	10-23-2023	1,231,250	1,233,171

Pharmaceuticals: 0.05%
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	5.08	6-2-2025	306,125	307,092

Industrials: 0.73%

Aerospace & Defense: 0.21%
TransDigm Incorporated (1 Month LIBOR +2.50%) ±	4.58	5-30-2025	1,225,700	1,222,440

Commercial Services & Supplies: 0.31%
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±	4.38	3-11-2021	1,231,710	1,233,767
Wrangler Buyer Corporation (1 Month LIBOR +2.75%) ±	4.83	9-27-2024	621,875	624,673

				1,858,440

Communications Equipment: 0.21%
Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	4.56	1-15-2026	1,250,000	1,249,150

Information Technology: 0.53%

Internet Software & Services: 0.36%
Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	5.33	10-19-2023	1,221,875	1,222,180
Match Group Incorporated (1 Month LIBOR +2.50%) ±‡	4.58	11-16-2022	880,000	884,400

				2,106,580

IT Services: 0.17%
First Data Corporation (1 Month LIBOR +2.00%) ±	4.07	7-8-2022	1,026,388	1,025,690

Materials: 0.32%

Containers & Packaging: 0.32%
Berry Plastics Group Incorporated (2 Month LIBOR +1.75%) ±	3.94	2-8-2020	871,460	870,763
Consolidated Container Company LLC (1 Month LIBOR +2.75%) ±	4.83	5-22-2024	297,754	297,977
Flex Acquisition Company Incorporated (3 Month LIBOR +3.25%) ±	5.75	6-29-2025	750,000	749,063

				1,917,803

Telecommunication Services: 0.21%

Wireless Telecommunication Services: 0.21%
Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	4.63	2-2-2024	1,234,375	1,234,375

Total Loans (Cost $17,099,348)				17,063,847

Municipal Obligations: 4.42%

California: 0.58%

Airport Revenue: 0.36%
San Jose CA Series B (AGM Insured)	6.60	3-1-2041	2,000,000	2,148,640

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Core Plus Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 0.22%
Alameda CA Corridor Transportation Authority CAB Refunding Bond Subordinated Series B (Ambac Insured) ¤	0.00%	10-1-2028	$2,115,000	$1,309,650

				3,458,290

Illinois: 1.49%

GO Revenue: 0.98%
Chicago IL	5.43	1-1-2042	1,000,000	922,990
Chicago IL Series B	7.38	1-1-2033	1,125,000	1,275,694
Cook County IL Series B (Build America Mutual Assurance Company Insured)	6.36	11-15-2033	1,745,000	2,164,673
Will County IL Community High School District (AGM Insured) ¤	0.00	1-1-2025	1,820,000	1,456,073

				5,819,430

Tax Revenue: 0.51%
Chicago IL Transit Authority Taxable Pension Funding Series A	6.90	12-1-2040	1,075,000	1,384,751
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2010-B1 (AGM Insured) ¤	0.00	6-15-2026	1,975,000	1,473,706
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2012-B ¤	0.00	12-15-2051	765,000	147,653

				3,006,110

				8,825,540

Maryland: 0.16%

Education Revenue: 0.16%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	975,000	957,704

Michigan: 0.35%

Miscellaneous Revenue: 0.35%
Michigan Finance Authority Local Government Loan Program Project Series E	7.19	11-1-2022	1,915,000	2,057,208

New Jersey: 0.88%

Miscellaneous Revenue: 0.88%
New Jersey EDA Series B (AGM Insured) ¤	0.00	2-15-2019	4,250,000	4,194,793
New Jersey EDA Series B	3.29	7-1-2019	1,000,000	1,000,450

				5,195,243

				5,195,243

New York: 0.18%

GO Revenue: 0.18%
Oyster Bay NY	3.55	2-1-2019	1,085,000	1,086,085

Pennsylvania: 0.49%

Health Revenue: 0.15%
Quakertown PA General Authority USDA Loan Anticipation Notes Series 2017-B	3.80	7-1-2021	900,000	888,849

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.34%
Commonwealth of Pennsylvania Financing Authority Series A	4.14%	6-1-2038	$1,995,000	$2,001,823

				2,890,672

Texas: 0.29%

Transportation Revenue: 0.29%
North Texas Tollway Authority Build America Bonds Subordinate Lien Series B-2	8.91	2-1-2030	1,595,000	1,719,171

Total Municipal Obligations (Cost $25,138,670)				26,189,913

Non-Agency Mortgage-Backed Securities: 8.65%
American Money Management Corporation Series 2015-16A Class AR (3 Month LIBOR +1.26%) 144A±	3.60	4-14-2029	3,000,000	3,002,361
Arbor Realty Collateralized Series 2016-FL Class A (1 Month LIBOR +1.70%) 144A±	3.76	9-15-2026	1,000,000	1,006,807
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±±	5.48	1-15-2049	778,703	781,843
Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	897,621	871,941
BSPRT Commercial Mortgage Backed Series 2017-FL1 (1 Month LIBOR +1.35%) 144A±	3.41	6-15-2027	1,330,371	1,342,335
BX Trust 2017 Series A (1 Month LIBOR +1.05%) 144A±	3.11	10-15-2032	2,860,000	2,863,538
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	1,035,000	1,020,676
CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.15	1-20-2028	2,525,000	2,506,436
Commercial Mortgage Trust Series 2014-CR15 Class A2	2.93	2-10-2047	822,424	822,570
Credit Suisse First Boston Commercial Mortgage Trust Series 1998-C2 Class AX ±±(c)	0.23	11-15-2030	107,089	22
Crown Point Limited Series 2013-2A Class A1LR (3 Month LIBOR +0.59%) 144A±	2.93	12-31-2023	116,004	115,954
Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	3.25	12-31-2027	2,500,000	2,499,958
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A1	2.01	11-15-2048	2,108,490	2,088,239
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 ±±†	7.88	7-25-2027	23,442	16,424
FirstKey Mortgage Trust Series 2014-1 Class A2 144A±±	3.00	11-25-2044	1,630,591	1,621,572
GAHR Commercial Mortgage Trust Series 2015-NRF Class AFX 144A	3.23	12-15-2034	1,600,000	1,602,135
Great Wolf Trust Series 2017-A (1 Month LIBOR +0.85%) 144A±	3.06	9-15-2034	2,350,000	2,350,706
GS Mortgage Securities Trust Series 2007 Class AM ±±	5.98	8-10-2045	308,801	314,068
Hyatt Hotel Portfolio Trust Series 2017-HYTE Class A (1 Month LIBOR +0.66%) 144A±	2.72	8-9-2032	765,000	764,271
Jamestown Collateralized Loan Obligation Limited Series 2016-9A Class A1A (3 Month LIBOR +1.57%) 144A±	3.92	10-20-2028	2,000,000	2,000,380
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	2.23	6-12-2047	639,419	628,319
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	295,382	295,945
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT Class AFL (1 Month LIBOR +0.95%) 144A±	3.03	7-5-2033	2,660,000	2,653,389
Morgan Stanley Capital I Series 2004-RR2 Class X 144A±±(c)	0.35	10-28-2033	6,880	122
Neuberger Berman Limited Series 2015-20A Class AR (3 Month LIBOR +0.80%) 144A±	3.14	1-15-2028	1,575,000	1,572,376
Palmer Square Loan Funding Limited Series 2018-3A Class A1 (3 Month LIBOR +0.85%) 144A±	3.19	8-15-2026	3,140,000	3,136,935
Rait Trust Series 2017-FL8 Class A (1 Month LIBOR +0.85%) 144A±	2.91	12-15-2037	1,366,030	1,366,028
Sound Point Collateralized Loan Obligation Limited Series 2013-2RA Class A1 (3 Month LIBOR +0.95%) 144A±	3.30	4-15-2029	2,825,000	2,820,149
Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	2.93	8-20-2030	2,544,900	2,544,887
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	1,140,000	1,118,497
Voya Collateralized Loan Obligation Limited Series 2015-2A Class AR (3 Month LIBOR +0.97%) 144A±	3.32	7-23-2027	2,900,000	2,899,948

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Core Plus Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
West Collateralized Loan Obligation Limited Series 2014-2A Class A1 (3 Month LIBOR +0.87%) 144A±	3.21%	1-16-2027	$3,000,000	$2,995,317
Wind River Collateralized Loan Obligation Limited Trust Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	3.45	1-22-2027	1,600,000	1,600,315

Total Non-Agency Mortgage-Backed Securities (Cost $51,520,413)				51,224,463

U.S. Treasury Securities: 12.62%
U.S. Treasury Bond	2.88	5-15-2028	5,625,000	5,625,879
U.S. Treasury Bond	3.00	8-15-2048	5,660,000	5,631,479
U.S. Treasury Bond	3.13	5-15-2048	575,000	586,522
U.S. Treasury Bond	3.38	5-15-2044	2,410,000	2,561,378
U.S. Treasury Bond	3.63	2-15-2044	4,245,000	4,698,021
U.S. Treasury Bond	3.75	8-15-2041	3,965,000	4,454,739
U.S. Treasury Bond	3.75	11-15-2043	2,775,000	3,130,872
U.S. Treasury Bond	4.25	11-15-2040	1,385,000	1,666,545
U.S. Treasury Note	1.63	8-31-2022	465,000	445,492
U.S. Treasury Note	1.75	5-15-2023	2,760,000	2,639,142
U.S. Treasury Note	2.00	10-31-2022	8,210,000	7,970,756
U.S. Treasury Note	2.25	11-15-2027	21,465,000	20,403,489
U.S. Treasury Note	2.38	1-31-2023	3,145,000	3,096,719
U.S. Treasury Note	2.50	3-31-2023	1,790,000	1,770,981
U.S. Treasury Note	2.63	2-28-2023	965,000	960,288
U.S. Treasury Note	2.63	6-30-2023	4,225,000	4,201,069
U.S. Treasury Note	6.13	11-15-2027	3,875,000	4,892,490

Total U.S. Treasury Securities (Cost $75,400,414)				74,735,861

Yankee Corporate Bonds and Notes: 9.29%

Consumer Staples: 0.55%

Beverages: 0.55%
Bacardi Limited 144A	5.30	5-15-2048	1,485,000	1,441,505
Coca-Cola Femsa SAB de CV	3.88	11-26-2023	1,810,000	1,826,894

				3,268,399

Energy: 0.74%

Energy Equipment & Services: 0.19%
Ensco plc	5.75	10-1-2044	1,500,000	1,091,250

Oil, Gas & Consumable Fuels: 0.55%
BP Capital Markets plc	3.22	11-28-2023	2,170,000	2,145,942
Comision Federal de Electricidad 144A	4.75	2-23-2027	1,140,000	1,125,750

				3,271,692

Financials: 6.00%

Banks: 3.04%
ABN AMRO Bank NV 144A	4.75	7-28-2025	1,800,000	1,822,594
Banco de Bogota SA 144A	4.38	8-3-2027	1,110,000	1,066,988
Banco do Brasil SA 144A	4.63	1-15-2025	1,615,000	1,465,774
Banco General SA 144A	4.13	8-7-2027	1,035,000	980,067

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Banco Internacional del Peru SAA Interbank 144A	3.38%	1-18-2023	$1,526,000	$1,466,868
Banco Nacional de Desenvolvimento Econômico e Social 144A	4.75	5-9-2024	905,000	849,343
Banco Safra SA 144A	4.13	2-8-2023	1,695,000	1,603,911
Banco Santander SA	4.25	4-11-2027	1,600,000	1,538,477
Banistmo SA 144A	3.65	9-19-2022	1,160,000	1,112,150
Banque Ouest Africaine de Developpement 144A	5.00	7-27-2027	2,520,000	2,424,240
BPCE SA 144A	5.15	7-21-2024	1,725,000	1,764,530
Credit Suisse Group Funding Limited (3 Month LIBOR +1.20%) 144A±	3.00	12-14-2023	1,485,000	1,424,925
Sumitomo Mitsui Financial Group Incorporated	2.44	10-19-2021	500,000	485,494

				18,005,361

Capital Markets: 0.41%
Macquarie Group Limited 144A	6.00	1-14-2020	2,365,000	2,444,992

Diversified Financial Services: 1.23%
Banco Nacional de Comercio Exterior SNC 144A	4.38	10-14-2025	2,350,000	2,314,774
Corporacion Financiera de Desarrollo SA (3 Month LIBOR +5.61%) 144A±	5.25	7-15-2029	1,185,000	1,202,775
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	800,000	834,046
UBS Group Funding Switzerland AG 144A	3.49	5-23-2023	1,165,000	1,149,701
UBS Group Funding Switzerland AG (5 Year USD Swap +4.87%) ±	7.00	12-29-2049	1,650,000	1,751,043

				7,252,339

Insurance: 0.93%
Axis Specialty Finance plc	2.65	4-1-2019	1,970,000	1,967,361
Sompo International Holdings Limited	7.00	7-15-2034	1,330,000	1,574,964
Validus Holdings Limited	8.88	1-26-2040	1,335,000	1,947,474

				5,489,799

Thrifts & Mortgage Finance: 0.39%
Nationwide Building Society (5 Year USD Swap Rate +1.85%) 144A±	4.13	10-18-2032	2,500,000	2,306,978

Health Care: 0.75%

Pharmaceuticals: 0.75%
Shire Acquisitions Investment Ireland Limited	2.40	9-23-2021	2,550,000	2,464,084
Teva Pharmaceutical Finance BV	4.10	10-1-2046	2,700,000	1,983,760

				4,447,844

Industrials: 0.12%

Transportation Infrastructure: 0.12%
Mexico City Airport Trust 144A	5.50	7-31-2047	840,000	745,441

Telecommunication Services: 0.54%

Diversified Telecommunication Services: 0.15%
Telefonica Emisiones SAU	5.21	3-8-2047	885,000	870,724

Wireless Telecommunication Services: 0.39%
Vodafone Group plc	4.38	5-30-2028	2,330,000	2,310,236

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Core Plus Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 0.59%

Electric Utilities: 0.59%
Transelec SA 144A	3.88%	1-12-2029	$860,000	$795,504
Western Power Distributions Holdings Limited 144A	7.38	12-15-2028	2,265,000	2,686,390

				3,481,894

Total Yankee Corporate Bonds and Notes (Cost $55,301,514)				54,986,949

Yankee Government Bonds: 3.05%
Bermuda 144A	3.72	1-25-2027	995,000	937,817
Bermuda 144A	4.14	1-3-2023	1,210,000	1,221,253
Hashemite Kingdom of Jordan	3.00	6-30-2025	3,000,000	2,983,433
Province of Santa Fe 144A	7.00	3-23-2023	2,000,000	1,707,520
Republic of Argentina	6.88	4-22-2021	1,280,000	1,141,133
Republic of Argentina	6.88	1-11-2048	1,000,000	697,500
Republic of Argentina	7.50	4-22-2026	1,350,000	1,114,439
Republic of Brazil	4.63	1-13-2028	1,795,000	1,591,285
Republic of Chile	3.86	6-21-2047	1,000,000	953,500
Republic of Ecuador 144A	7.88	1-23-2028	500,000	428,750
Republic of Kenya 144A	8.25	2-28-2048	750,000	699,852
Republic of Senegal 144A	6.25	5-23-2033	750,000	674,925
Ukraine	1.47	9-29-2021	3,000,000	2,881,542
Ukraine 144A	7.38	9-25-2032	1,200,000	1,014,000

Total Yankee Government Bonds (Cost $19,931,044)				18,046,949

Short-Term Investments: 6.40%

Commercial Paper: 1.62%
Catholic Health Initiatives (z)	1.97	9-14-2018	5,000,000	4,996,191
Michigan State University Board of Trustees Series B	2.40	9-10-2018	4,600,000	4,600,138

				9,596,329

	Yield		Shares
Investment Companies: 4.43%
Securities Lending Cash Investment LLC (l)(r)(u)	2.07		892,078	892,167
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.87		25,332,190	25,332,190

				26,224,357

			Principal
U.S. Treasury Securities: 0.35%
U.S. Treasury Bill (z)#	1.31	9-13-2018	$1,900,000	1,899,094
U.S. Treasury Bill (z)#	1.62	9-27-2018	180,000	179,781

				2,078,875

Total Short-Term Investments (Cost $37,899,362)				37,899,561

Total investments in securities (Cost $609,911,125)	102.02%	603,913,628
Other assets and liabilities, net	(2.02)	(11,983,652)

Total net assets	100.00%	$591,929,976

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2018

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)

Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

@	Foreign bond principal is denominated in the local currency of the issuer.

‡	Security is valued using significant unobservable inputs.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

BRL	Brazilian real

CAB	Capital appreciation bond

EDA	Economic Development Authority

ETF	Exchange-traded fund

EUR	Euro

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDR	Indonesian rupiah

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

REIT	Real Estate Investment Trust

SBA	Small Business Authority

STRIPS	Separate trading of registered interest and principal securities

TVA	Tennessee Valley Authority

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Euro BTP Future	45	12-6-2018	$6,329,236	$6,308,792	$0	$(20,444)
U.S. Long Term Bond	65	12-19-2018	9,395,307	9,374,219	0	(21,088)
U.S. Ultra Bond	50	12-19-2018	7,999,491	7,965,625	0	(33,866)
10-Year U.S. Treasury Notes	60	12-19-2018	7,219,784	7,215,938	0	(3,846)
10-Year Ultra Futures	5	12-19-2018	641,024	640,234	0	(790)
5-Year U.S. Treasury Notes	55	12-31-2018	6,235,258	6,236,914	1,656	0
2-Year U.S. Treasury Notes	180	12-31-2018	38,036,531	38,044,688	8,157	0

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Core Plus Bond Fund	25

Futures Contracts (continued)

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
Euro-Bund Futures	(80)	12-6-2018	$(14,906,685)	$(14,930,030)	$0	$(23,345)
Euro-BOBL Futures	(90)	12-6-2018	(13,744,642)	(13,748,967)	0	(4,325)

					$9,813	$(107,704)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
32,173,320 USD	27,600,000 EUR	Citibank	9-28-2018	$82,127	$0
4,239,349 USD	3,600,000 EUR	Citibank	9-28-2018	53,541	0
2,625,000 EUR	3,037,080 USD	Citibank	9-28-2018	15,071	0
314,000,000 JPY	2,870,463 USD	Citibank	9-28-2018	0	(39,918)
1,430,615 USD	1,900,000 CAD	Citibank	9-28-2018	0	(25,986)

				$150,739	$(65,904)

Centrally Cleared Credit Default Swaps

Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premiums paid	Unrealized gains	Unrealized losses
Sell protection
Markit iTraxx Europe Index	1.00%	Quarterly	6-20-2023	4,000,000 EUR	$69,282	$90,102	$0	$(20,820)
Markit iTraxx Europe Index	5.00	Quarterly	6-20-2023	3,000,000 EUR	302,157	313,573	0	(11,416)

						$403,675	$0	$(32,236)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	2,797,697	144,943,430	146,849,049	892,078	$(2)	$(3)	$45,877	$892,167
Wells Fargo Government Money Market Fund Select Class	66,446,091	321,018,603	362,132,504	25,332,190	0	0	685,955	25,332,190

					$(2)	$(3)	$731,832	$26,224,357	4.43%

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Core Plus Bond Fund	Statement of assets and liabilities—August 31, 2018

Assets
Investments in unaffiliated securities (including $872,600 of securities loaned), at value (cost $583,686,828)	$577,689,271
Investments in affiliated, at value (cost $26,224,297)	26,224,357
Cash at broker segregated for centrally cleared swaps	515,017
Foreign currency, at value (cost $332,470)	332,738
Principal paydown receivable	83
Receivable for Fund shares sold	916,097
Receivable for interest	4,105,007
Receivable for daily variation margin on open futures contracts	34,276
Receivable for securities lending income	1,955
Unrealized gains on forward foreign currency contracts	150,739
Prepaid expenses and other assets	262,599

Total assets	610,232,139

Liabilities
Payable for investments purchased	15,273,938
Payable for Fund shares redeemed	1,520,736
Payable upon receipt of securities loaned	891,240
Management fee payable	142,995
Due to custodian bank	76,125
Unrealized losses on forward foreign currency contracts	65,904
Administration fees payable	61,691
Payable for daily variation margin on centrally cleared swaps	10,659
Payable for daily variation margin on open futures contracts	56,822
Distribution fees payable	14,428
Trustees’ fees and expenses payable	2,276
Accrued expenses and other liabilities	185,349

Total liabilities	18,302,163

Total net assets	$591,929,976

NET ASSETS CONSIST OF
Paid-in capital	$598,832,572
Undistributed net investment income	2,094,155
Accumulated net realized losses on investments	(2,941,699)
Net unrealized losses on investments	(6,055,052)

Total net assets	$591,929,976

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$229,687,519
Shares outstanding – Class A1	18,725,320
Net asset value per share – Class A	$12.27
Maximum offering price per share – Class A2	$12.85
Net assets – Class C	$20,550,409
Shares outstanding – Class C1	1,675,927
Net asset value per share – Class C	$12.26
Net assets – Class R6	$45,158,992
Shares outstanding – Class R6[1]	3,676,140
Net asset value per share – Class R6	$12.28
Net assets – Administrator Class	$32,241,404
Shares outstanding – Administrator Class[1]	2,632,775
Net asset value per share – Administrator Class	$12.25
Net assets – Institutional Class	$264,291,652
Shares outstanding – Institutional Class[1]	21,524,499
Net asset value per share – Institutional Class	$12.28

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2018	Wells Fargo Core Plus Bond Fund	27

Investment income
Interest (net of foreign interest withholding taxes of $7,632)	$18,588,591
Income from affiliated securities	731,832
Dividends	200,263

Total investment income	19,520,686

Expenses
Management fee	2,598,288
Administration fees
Class A	398,323
Class C	33,155
Class R6	11,811
Administrator Class	38,730
Institutional Class	187,147
Shareholder servicing fees
Class A	622,380
Class C	51,804
Administrator Class	96,615
Distribution fee
Class C	155,413
Custody and accounting fees	59,857
Professional fees	64,294
Registration fees	93,263
Shareholder report expenses	105,695
Trustees’ fees and expenses	24,204
Other fees and expenses	9,903

Total expenses	4,550,882
Less: Fee waivers and/or expense reimbursements	(1,113,188)

Net expenses	3,437,694

Net investment income	16,082,992

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(214,198)
Affiliated securities	(2)
Futures contracts	(2,344,997)
Forward foreign currency contracts	(46,781)
Credit default swap contracts	135,319

Net realized losses on investments	(2,470,659)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(19,418,939)
Affiliated securities	(3)
Futures contracts	(139,113)
Forward foreign currency contracts	1,669,470
Credit default swap contracts	(18,762)

Net change in unrealized gains (losses) on investments	(17,907,347)

Net realized and unrealized gains (losses) on investments	(20,378,006)

Net decrease in net assets resulting from operations	$(4,295,014)

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Core Plus Bond Fund	Statement of changes in net assets

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$16,082,992		$14,822,987
Net realized gains (losses) on investments		(2,470,659)		4,956,568
Net change in unrealized gains (losses) on investments		(17,907,347)		(6,580,780)

Net increase (decrease) in net assets resulting from operations		(4,295,014)		13,198,775

Distributions to shareholders from
Net investment income
Class A		(6,592,901)		(8,298,601)
Class B		N/A		(563)[1]
Class C		(396,945)		(354,581)
Class R6		(1,205,963)		(337,520)[2]
Administrator Class		(1,057,877)		(1,459,294)
Institutional Class		(7,080,934)		(3,111,816)
Net realized gains
Class A		0		(174,322)
Class C		0		(10,016)
Class R6		0		(12)[2]
Administrator Class		0		(28,708)
Institutional Class		0		(41,445)

Total distributions to shareholders		(16,334,620)		(13,816,878)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,153,880	39,493,506	6,027,974	75,386,710
Class C	574,528	7,177,070	419,941	5,278,093
Class R6	1,231,456	15,394,192	2,444,368 [2]	30,444,742 [2]
Administrator Class	1,331,903	16,514,724	2,382,823	29,615,799
Institutional Class	15,277,371	190,922,160	10,894,809	136,214,194

		269,501,652		276,939,538

Reinvestment of distributions
Class A	490,954	6,097,803	633,102	7,894,693
Class B	N/A	N/A	44 [1]	550 [1]
Class C	29,298	363,379	22,979	286,809
Class R6	81,463	1,012,889	26,775 [2]	337,532 [2]
Administrator Class	84,932	1,053,385	119,039	1,483,140
Institutional Class	530,646	6,583,306	232,681	2,910,737

		15,110,762		12,913,461

Payment for shares redeemed
Class A	(5,034,990)	(62,673,141)	(14,092,819)	(175,455,886)
Class B	N/A	N/A	(10,056)[1]	(124,139)[1]
Class C	(426,093)	(5,284,028)	(615,840)	(7,673,788)
Class R6	(107,920)	(1,336,675)	(2)[2]	(22)[2]
Administrator Class	(2,078,726)	(25,750,208)	(4,817,096)	(59,885,885)
Institutional Class	(7,127,474)	(88,356,112)	(4,552,266)	(56,762,736)

		(183,400,164)		(299,902,456)

Net increase (decrease) in net assets resulting from capital share transactions		101,212,250		(10,049,457)

Total increase (decrease) in net assets		80,582,616		(10,667,560)

Net assets
Beginning of period		511,347,360		522,014,920

End of period		$591,929,976		$511,347,360

Undistributed net investment income		$2,094,155		$2,271,037

[1]

For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	29

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.71	$12.70	$12.14	$12.24	$11.66
Net investment income	0.34	0.36 [1]	0.33	0.21 [1]	0.26
Net realized and unrealized gains (losses) on investments	(0.45)	(0.01)	0.60	(0.08)	0.57

Total from investment operations	(0.11)	0.35	0.93	0.13	0.83
Distributions to shareholders from
Net investment income	(0.33)	(0.33)	(0.33)	(0.21)	(0.25)
Net realized gains	0.00	(0.01)	(0.04)	(0.02)	0.00

Total distributions to shareholders	(0.33)	(0.34)	(0.37)	(0.23)	(0.25)
Net asset value, end of period	$12.27	$12.71	$12.70	$12.14	$12.24
Total return[2]	(0.84)%	2.78%	7.78%	1.04%	7.16%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.93%	0.91%	0.93%
Net expenses	0.73%	0.76%	0.84%	0.84%	0.85%
Net investment income	2.63%	2.88%	2.76%	1.69%	2.10%
Supplemental data
Portfolio turnover rate	148%	199%	288%	322%	267%
Net assets, end of period (000s omitted)	$229,688	$255,668	$349,852	$223,755	$129,646

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Core Plus Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.71	$12.70	$12.14	$12.23	$11.65
Net investment income	0.23	0.26	0.24 [1]	0.12 [1]	0.16
Net realized and unrealized gains (losses) on investments	(0.44)	(0.01)	0.59	(0.08)	0.58

Total from investment operations	(0.21)	0.25	0.83	0.04	0.74
Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.23)	(0.11)	(0.16)
Net realized gains	0.00	(0.01)	(0.04)	(0.02)	0.00

Total distributions to shareholders	(0.24)	(0.24)	(0.27)	(0.13)	(0.16)
Net asset value, end of period	$12.26	$12.71	$12.70	$12.14	$12.23
Total return[2]	(1.66)%	2.01%	6.99%	0.35%	6.35%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.68%	1.68%	1.66%	1.68%
Net expenses	1.48%	1.51%	1.59%	1.59%	1.60%
Net investment income	1.89%	2.12%	2.00%	0.95%	1.35%
Supplemental data
Portfolio turnover rate	148%	199%	288%	322%	267%
Net assets, end of period (000s omitted)	$20,550	$19,036	$21,216	$20,381	$24,212

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	31

(For a share outstanding throughout the period)

	Year ended August 31
CLASS R6	2018	2017[1]
Net asset value, beginning of period	$12.73	$12.59
Net investment income	0.39	0.33 [2]
Net realized and unrealized gains (losses) on investments	(0.46)	0.12

Total from investment operations	(0.07)	0.45
Distributions to shareholders from
Net investment income	(0.38)	(0.30)
Net realized gains	0.00	(0.01)

Total distributions to shareholders	(0.38)	(0.31)
Net asset value, end of period	$12.28	$12.73
Total return[3]	(0.55)%	3.64%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.55%
Net expenses	0.35%	0.35%
Net investment income	3.05%	3.12%
Supplemental data
Portfolio turnover rate	148%	199%
Net assets, end of period (000s omitted)	$45,159	$31,451

[1]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Core Plus Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.69	$12.68	$12.12	$12.22	$11.64
Net investment income	0.35	0.37	0.34	0.22	0.27 [1]
Net realized and unrealized gains (losses) on investments	(0.44)	(0.01)	0.60	(0.08)	0.57

Total from investment operations	(0.09)	0.36	0.94	0.14	0.84
Distributions to shareholders from
Net investment income	(0.35)	(0.34)	(0.34)	(0.22)	(0.26)
Net realized gains	0.00	(0.01)	(0.04)	(0.02)	0.00

Total distributions to shareholders	(0.35)	(0.35)	(0.38)	(0.24)	(0.26)
Net asset value, end of period	$12.25	$12.69	$12.68	$12.12	$12.22
Total return	(0.74)%	2.90%	7.92%	1.15%	7.31%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.87%	0.85%	0.87%
Net expenses	0.62%	0.66%	0.72%	0.72%	0.72%
Net investment income	2.74%	2.97%	2.84%	1.82%	2.24%
Supplemental data
Portfolio turnover rate	148%	199%	288%	322%	267%
Net assets, end of period (000s omitted)	$32,241	$41,806	$71,133	$85,431	$101,653

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	33

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.72	$12.71	$12.15	$12.24	$11.67
Net investment income	0.37 [1]	0.38	0.36	0.24 [1]	0.28
Net realized and unrealized gains (losses) on investments	(0.44)	0.01	0.60	(0.07)	0.57

Total from investment operations	(0.07)	0.39	0.96	0.17	0.85
Distributions to shareholders from
Net investment income	(0.37)	(0.37)	(0.36)	(0.24)	(0.28)
Net realized gains	0.00	(0.01)	(0.04)	(0.02)	0.00

Total distributions to shareholders	(0.37)	(0.38)	(0.40)	(0.26)	(0.28)
Net asset value, end of period	$12.28	$12.72	$12.71	$12.15	$12.24
Total return	(0.52)%	3.10%	8.05%	1.37%	7.36%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.60%	0.60%	0.58%	0.60%
Net expenses	0.40%	0.44%	0.58%	0.58%	0.58%
Net investment income	3.00%	3.17%	3.04%	1.95%	2.38%
Supplemental data
Portfolio turnover rate	148%	199%	288%	322%	267%
Net assets, end of period (000s omitted)	$264,292	$163,387	$79,687	$54,419	$32,438

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Core Plus Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Plus Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	35

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

36	Wells Fargo Core Plus Bond Fund	Notes to financial statements

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index

Notes to financial statements	Wells Fargo Core Plus Bond Fund	37

credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $608,300,392 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,811,131
Gross unrealized losses	(11,243,187)
Net unrealized losses	$(4,432,056)

38	Wells Fargo Core Plus Bond Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to foreign currency transactions. At August 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$119,600	$74,746	$(194,346)

As of August 31, 2018, the Fund had capital loss carryforwards which consist of $2,883,692 in short-term capital losses and $57,244 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	39

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$136,663,594	$0	$136,663,594

Asset-backed securities	0	41,709,694	0	41,709,694

Corporate bonds and notes	0	101,020,926	0	101,020,926

Exchange-traded funds	12,063,480	0	0	12,063,480

Foreign corporate bonds and notes	0	23,387,915	0	23,387,915

Foreign government bonds	0	8,920,476	0	8,920,476

Loans	0	16,179,447	884,400	17,063,847

Municipal obligations	0	26,189,913	0	26,189,913

Non-agency mortgage-backed securities	0	51,224,463	0	51,224,463

U.S. Treasury securities	74,735,861	0	0	74,735,861

Yankee corporate bonds and notes	0	54,986,949	0	54,986,949

Yankee government bonds		18,046,949		18,046,949

Short-term investments
Commercial paper	0	9,596,329	0	9,596,329
Investment companies	25,332,190	0	0	25,332,190
U.S. Treasury securities	2,078,875	0	0	2,078,875
Investments measured at net asset value*				892,167
	114,210,406	487,926,655	884,400	603,913,628
Forward foreign currency contracts	0	150,739	0	150,739
Futures contracts	9,813	0	0	9,813
Total assets	$114,220,219	$488,077,394	$884,400	$604,074,180
Liabilities
Credit default swap contracts	$0	$32,236	$0	$32,236
Forward foreign currency contracts	0	65,904	0	65,904
Futures contracts	107,704	0	0	107,704
Total liabilities	$107,704	$98,140	$0	$205,844

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $892,167 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts, futures contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1. The Fund had no material transfers between Level 2 and Level 3.

40	Wells Fargo Core Plus Bond Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.45% and declining to 0.32% as the average daily net assets of the Fund increase. Prior to January 1, 2018, Funds Management was entitled to receive an annual management fee which started at 0.45% and declined to 0.33% as the average daily net assets of the Fund increased. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.73% for Class A shares, 1.48% for Class C shares, 0.35% for Class R6 shares, 0.62% for Administrator Class shares, and 0.40% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2108, Funds Distributor received $13,375 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	41

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$620,141,502	$348,636,574	$544,021,408	$262,182,137

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2018, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio, forward foreign currency contracts for economic hedging purposes, and credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.

The volume of the Fund’s derivative activity during the year ended August 31, 2018 was as follows:

Futures contracts
Average notional balance on long futures	$79,345,144
Average notional balance on short futures	27,526,186
Forward foreign currency contracts
Average contract amounts to buy	10,335,673
Average contract amounts to sell	31,075,740
Credit default swap contracts
Average notional balance	11,030,137

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of August 31, 2018 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate contracts	Unrealized gains on futures contracts	$9,813	*	Unrealized losses on futures contracts	$59,590	*
Foreign currency contracts	Unrealized gains on futures contracts	0	*	Unrealized losses on futures contracts	48,114	*
	Unrealized gains on forward foreign currency contracts	150,739		Unrealized losses on forward foreign currency contracts	65,904
Credit contracts	Net unrealized gains on swap contracts	0	*	Net unrealized losses on swap contracts	32,236	*
		$160,552			$205,844

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin as of August 31, 2018 is reported separately on the Statement of Assets and Liabilities.

42	Wells Fargo Core Plus Bond Fund	Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2018 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$(1,616,611)	$0	$0	$(1,616,611)
Foreign currency risk	(728,386)	(46,781)	0	(775,167)
Credit risk	0	0	135,319	135,319
	$(2,344,997)	$(46,781)	$135,319	$(2,256,459)

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$(164,615)	$0	$0	$(164,615)
Foreign currency risk	25,502	1,669,470	0	1,694,972
Credit risk	0	0	(18,762)	(18,762)
	$(139,113)	$1,669,470	$(18,762)	$1,511,595

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank	$150,739	$(65,904)	$0	$84,835

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Citibank	$65,904	$(65,904)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	43

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017 were as follows:

	Year ended August 31
	2018	2017
Ordinary income	$16,334,620	$13,562,587
Long-term capital gain	0	254,291

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$490,179	$(4,432,056)	$(2,940,936)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

On September 24, 2018, the Fund declared distributions from net investment income to shareholders of record on September 21, 2018. The per share amounts payable on September 25, 2018 were as follows:

Net investment income
Class A	$0.03054
Class C	0.02348
Class R6	0.03412
Administrator Class	0.03138
Institutional Class	0.03366

44	Wells Fargo Core Plus Bond Fund	Notes to financial statements

On October 25, 2018, the Fund declared distributions from net investment income to shareholders of record on October 24, 2018. The per share amounts payable on October 26, 2018 were as follows:

Net investment income
Class A	$ 0.01958
Class C	0.01172
Class R6	0.02353
Administrator Class	0.02066
Institutional Class	0.02302

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Core Plus Bond Fund	45

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Plus Bond Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

46	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2018, $10,869,557 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2018, 9.14% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	47

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

48	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	49

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

50	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Core Plus Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Plus Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	51

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods under review. The Board noted that the Fund experienced a portfolio manager change in 2017.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

52	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Core Plus Bond Fund	53

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

54	Wells Fargo Core Plus Bond Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Core Plus Bond Fund	55
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315407 10-18 A219/AR219 08-18

Annual Report

August 31, 2018

Wells Fargo

Short Duration Government Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Short Duration Government Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short Duration Government Bond Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Short Duration Government Bond Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Short Duration Government Bond Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

∎

At a meeting held on May 22-23, 2018, the Board of Trustees of the Fund approved changes to the Fund’s Class A sales charge schedule, effective August 1, 2018. In connection with this change, the net asset value (NAV) breakpoint was lowered from $500,000 to $250,000 and NAV purchases of $250,000 or more redeemed within 12 months of purchase are assessed a contingent deferred sales charge (CDSC) of 0.40%. There is no change for purchase amounts below this breakpoint. Beginning August 1, 2018, any purchases made by a shareholder with an active Letter of Intent (LOI) are subject to the terms of the new load schedule.

∎	At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Short Duration Government Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to provide current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Thomas O’Connor, CFA®

Jarad Vasquez‡

Average annual total returns (%) as of August 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (MSDAX)	3-11-1996	(2.55)	0.07	1.47	(0.56)	0.47	1.68	0.79	0.78
Class C (MSDCX)	5-31-2002	(2.30)	(0.27)	0.93	(1.30)	(0.27)	0.93	1.54	1.53
Class R6 (MSDRX)	11-30-2012	–	–	–	(0.14)	0.89	2.13	0.41	0.37
Administrator Class (MNSGX)	12-18-1992	–	–	–	(0.37)	0.66	1.90	0.73	0.60
Institutional Class (WSGIX)	4-8-2005	–	–	–	(0.20)	0.86	2.08	0.46	0.42
Bloomberg Barclays U.S. 1-3 Year Government Bond Index[4]	–	–	–	–	(0.05)	0.64	1.28	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Short Duration Government Bond Fund	7

Growth of $10,000 investment as of August 31, 2018[5]

‡	Mr. Bhansali and Mr. Vasquez became portfolio managers of the Fund on October 16, 2017.

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in this report.

[3]

The manager has contractually committed through December 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Bloomberg Barclays U.S. 1–3 Year Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. 1–3 Year Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Short Duration Government Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government Bond Index, for the 12-month period that ended August 31, 2018.

∎

Yield-curve positioning was a slight detractor for the 12-month period, as the Fund was overweight longer-duration risk and underweight two-year risk versus the benchmark based on our bottom-up security research and selection.

∎	Security selection within agency mortgage-backed pass-through securities and asset-backed securities (ABS) were the largest contributors to performance.

∎	The Fund has out-of-benchmark allocations to high-quality ABS and commercial mortgage-backed securities (CMBS). These sector allocations also contributed to results.

Ten largest holdings (%) as of August 31, 2018[6]
U.S. Treasury Note, 2.63%, 7-15-2021	8.09
GNMA, 5.00%, 7-20-2048	6.61
U.S. Treasury Note, 2.75%, 8-15-2021	6.45
U.S. Treasury Note, 1.63%, 10-15-2020	5.46
FNMA, 4.00%, 9-1-2033	4.77
U.S. Treasury Note, 2.63%, 7-31-2020	4.12
GNMA , 5.00%, 8-20-2048	3.80
FNMA, 3,00%, 7-1-2026	3.76
U.S. Treasury Note, 2.50%, 5-31-2020	3.05
U.S. Treasury Note, 2.38%, 4-30-2020	2.15

The economy and markets were favorable.

Early during the period, trends of low volatility and a healthy risk appetite prevailed. Credit spreads continued a one-way path tighter as the CBOE VIX7 declined to single-digit territory toward year-end 2017. Following the apparent shelving of health care reform legislation in the fourth quarter, markets quickly turned attention to the selection of the seemingly dovish Jerome Powell as U.S. Federal Reserve (Fed) chairman and, relatedly, the Fed’s continuing interest rate tightening campaign; the looming reversal of central bank stimulus in a number of global markets; and a policy focus toward tax reform in the U.S., with ever-shifting speculation and headlines regarding the timing, likelihood, and details of tax-reform legislation influencing risk-on appetites.

As we turned the calendar to 2018, investors saw negative returns for fixed income as bond yields rose sharply across the globe, driven by fears of emerging inflation and the upcoming reversal of central bank stimulus. In early February, risk sentiment shifted rapidly. U.S. Treasury yields marched higher for the second consecutive month, and risk assets, including equities and high-yield bonds, sold off sharply due to fears about both monetary and trade policies.

Following months of rising rates that weighed on bond prices in the first several months of the year, fixed income rebounded somewhat as U.S. Treasury yields retraced some ground. The 10-year Treasury ended the period at 2.86%, 45 basis points (bps; 100 bps equal 1.00%) higher since the start of the year, after piercing the 3.00% threshold earlier in May. The curve of the 2-year to 10-year section of the Treasury yield curve flattened to 23 bps at the end of August, a level not seen since just before the financial crisis.

As widely anticipated at its June meeting, the Fed raised its federal funds target rate by 25 bps, the third such increase since our last annual review and the second in 2018 under the leadership of Fed Chair Powell. While appeasing those with a more hawkish bent by signaling additional rate increases throughout the year, the Fed continues with a somewhat dovish tone, indicating that any moves could be data-dependent and gradual, perhaps resulting in small adjustments occurring over a more prolonged period of time, potentially extending into next year.

In Washington, President Trump directed the U.S. trade representative to level tariffs on more than $200 billion worth of Chinese imports following a seven-month investigation into Chinese trade abuses with a focus on intellectual property theft. Trade tensions worsened during the summer months, and the Trump administration stands ready to impose even more tariffs as negotiations with China continue.

In Italy, anti-European remarks by emerging Italian populist leaders sent bond and currency markets into a frenzy during May. The rhetoric sets the stage for a showdown between authorities in Rome and officials in Berlin and Brussels over the issue of deficit spending and will likely challenge the fiscal framework of the European Union.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Short Duration Government Bond Fund	9

Emerging markets—both debt and equity—continued their slide during the summer months while U.S. stock indices moved higher. Amid political and trade turmoil, investors fled developing nations and moved to the security of the U.S. dollar and its capital markets. During August, the Turkish financial system fell under pressure as the country moved to the brink of a debt crisis that presented risks of contagion.

Portfolio allocation as of August 31, 2018[8]

Portfolio positioning continues to be driven by our bottom-up research and selection.

We ended the period with approximately 8% of the portfolio in agency collateralized mortgage obligations, 18% in high-quality ABS and CMBS, 37% in agency mortgage-backed pass-through securities, 3% in mortgage hybrid adjustable-rate mortgages, 1% in nonagency mortgage-backed securities (MBS), and the remainder in U.S. Treasury and agency debt. We remained overweight the MBS, ABS, and CMBS sectors and underweight the agency and Treasury sectors. Driven by bottom-up security selection opportunities, we maintained an overweight to longer-duration risk and an underweight to two-year risk versus the benchmark. Our nongovernment exposure remained flat during the year.

Our outlook is positive.

Strength in the U.S. and global economies extended in August, continuing to provide some of the best performance in the post-financial-crisis environment. U.S. manufacturing and services activity appeared to increase in August to recent cyclical highs. Job growth has remained steady, with the unemployment rate dipping below 4.0%, the lowest level in decades. Consumption continues to hold up well, bolstered by wage gains, employment strength, and the benefits of tax reform. Among international markets, European indicators remain good, having rebounded from a slowdown during the spring.

A possible risk to watch going forward is a nascent slowdown in U.S. housing. Meanwhile, in emerging markets, sustained capital outflow pressures and mismatches between rising oil import costs relative to export costs are starting to affect fundamentals.

Recent commentary from Fed officials points to a likely increase in the federal funds rate by 25 bps at the upcoming September meeting and an additional increase in December. While stabilization of economic data has reduced volatility and supported valuations, a large calendar of policy and political events looms on the near-term horizon that could provide event risk to financial markets.

We believe fixed-income markets may likely provide healthy opportunities as we move through the balance of 2018 and into 2019, particularly if heightened volatility endures. We strive to add value through our bottom-up security selection process, providing active portfolio rotation among sectors and maturities with a focus on relative value while maintaining a disciplined risk management framework.

Consistent with our bottom-up process, we maintain a neutral duration, remain nimble and agile, and stand ready to take advantage of security selection opportunities as they arise.

Please see footnotes on page 7.

10	Wells Fargo Short Duration Government Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,002.50	$3.94	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class C
Actual	$1,000.00	$998.73	$7.71	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Class R6
Actual	$1,000.00	$1,004.60	$1.87	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89	0.37%
Administrator Class
Actual	$1,000.00	$1,003.42	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,004.33	$2.12	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2018	Wells Fargo Short Duration Government Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 47.35%
FHLMC (12 Month LIBOR +1.84%) ±	3.41%	5-1-2042	$2,499,356	$2,526,708
FHLMC	4.00	9-1-2030	254,811	262,326
FHLMC	4.00	3-1-2031	889,411	917,593
FHLMC	4.00	6-1-2031	1,739,339	1,784,421
FHLMC	4.00	3-1-2032	1,700,579	1,754,505
FHLMC	4.00	4-1-2032	739,662	757,777
FHLMC	4.00	10-1-2033	758,412	783,695
FHLMC	4.00	1-1-2034	3,866,847	3,995,264
FHLMC	4.00	1-1-2034	716,399	740,284
FHLMC	4.00	8-1-2035	485,238	501,400
FHLMC	4.50	10-1-2018	27,517	27,773
FHLMC	4.50	4-1-2031	1,715,883	1,788,875
FHLMC Multifamily Structured Pass-Through Certificates Series K017 Class A1	1.89	12-25-2020	1,038,717	1,031,815
FHLMC Multifamily Structured Pass-Through Certificates Series KI02 Class A (1 Month LIBOR +0.20%) ±	2.28	2-25-2023	3,160,000	3,159,995
FHLMC Series 3632 Class PK	5.00	2-15-2040	4,795,330	5,080,350
FHLMC Series 3653 Class AU	4.00	4-15-2040	1,562,176	1,603,109
FNMA (12 Month LIBOR +1.60%) ±	2.95	8-1-2047	4,624,679	4,615,794
FNMA (12 Month LIBOR +1.62%) ±	3.75	8-1-2048	3,618,000	3,694,991
FNMA	4.50	7-1-2048	9,171,583	9,524,150
FNMA ¤	0.00	10-9-2019	12,410,000	12,058,995
FNMA	2.00	3-25-2028	2,388,199	2,303,205
FNMA (12 Month LIBOR +1.61%) ±	2.77	3-1-2047	7,884,125	7,842,027
FNMA (12 Month LIBOR +1.56%) ±	2.94	12-1-2045	3,401,117	3,392,798
FNMA	3.00	7-1-2026	24,293,367	24,331,999
FNMA	4.00	12-1-2029	1,091,905	1,123,136
FNMA	4.00	9-1-2030	336,613	347,051
FNMA	4.00	10-1-2030	655,384	672,182
FNMA	4.00	4-1-2031	676,988	694,320
FNMA	4.00	1-1-2032	3,451,449	3,565,464
FNMA	4.00	2-1-2032	3,765,968	3,890,325
FNMA	4.00	3-1-2032	1,764,022	1,818,825
FNMA	4.00	4-1-2032	772,339	796,449
FNMA	4.00	6-1-2032	2,732,142	2,812,421
FNMA	4.00	6-1-2032	4,070,503	4,186,867
FNMA	4.00	10-1-2032	927,427	956,275
FNMA	4.00	8-1-2033	2,490,000	2,554,904
FNMA	4.00	9-1-2033	30,043,000	30,826,247
FNMA	4.00	10-1-2033	1,105,214	1,139,077
FNMA	4.00	2-1-2034	6,348,642	6,556,783
FNMA	4.00	7-1-2034	1,478,768	1,523,557
FNMA	4.50	4-1-2024	2,439,103	2,524,085
FNMA	4.50	6-1-2025	950,348	983,774
FNMA	4.50	10-1-2026	2,835,836	2,934,968
FNMA	4.50	10-1-2026	3,083,715	3,198,868
FNMA	4.50	3-1-2027	4,451,915	4,607,291
FNMA	4.50	9-1-2037	693,785	734,097
FNMA %%	4.50	9-13-2048	2,200,000	2,284,015
FNMA	5.00	2-1-2023	616,991	632,138
FNMA	5.00	5-1-2023	251,052	259,979

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short Duration Government Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.00%	10-1-2040	$1,435,975	$1,520,855
FNMA	5.00	5-1-2046	541,103	573,210
FNMA Series 2009-20 Class DT	4.50	4-25-2039	2,182,958	2,293,994
FNMA Series 2013-103 Class H	4.50	3-25-2038	2,827,645	2,909,903
FNMA Series 2013-90 Class A	4.00	11-25-2038	4,106,865	4,158,885
FNMA Series 2015-57 Class AB	3.00	8-25-2045	3,538,448	3,485,748
FNMA Series 2015-M10 Class FA (1 Month LIBOR +0.25%) ±	2.33	3-25-2019	638,317	637,425
FNMA Series 2015-M4 Class FA (1 Month LIBOR +0.21%) ±	2.29	9-25-2018	153,802	153,575
FNMA Series 2015-M8 Class FA (1 Month LIBOR +0.17%) ±	2.25	11-25-2018	607,813	607,617
GNMA	5.00	7-20-2048	40,597,597	42,737,226
GNMA	5.00	8-20-2048	23,354,101	24,552,556
GNMA %%	5.00	9-20-2048	8,825,768	9,283,625
GNMA	4.50	7-20-2048	9,670,690	10,057,585
GNMA	5.00	10-15-2039	1,395,639	1,496,577
GNMA	5.00	6-20-2048	11,680,656	12,298,059
GNMA %%	5.00	10-18-2048	1,200,000	1,258,178
GNMA 2012-124 Class PT	6.00	10-20-2042	2,556,637	2,785,512
GNMA 2012-141 Class WD ±±	4.98	7-20-2040	2,725,439	2,896,762
GNMA Series 2011-137 Class WA ±±	5.56	7-20-2040	3,073,544	3,352,013
GNMA Series 2016-112 Class AW ±±	7.14	12-20-2040	2,598,567	2,952,712

Total Agency Securities (Cost $309,254,583)				306,114,964

Asset-Backed Securities: 14.78%
Ally Master Owner Trust Series 2018-4 Class A	3.30	7-17-2023	3,754,000	3,768,414
Ford Credit Auto Lease Trust Series 2018-A Class A4	3.05	8-15-2021	4,116,000	4,110,449
Ford Credit Auto Owner Trust Series 2017-1 Class A 144A	2.62	8-15-2028	6,085,000	5,951,659
Hertz Fleet Lease Funding LP Series 2018-1 Class A2 144A	3.23	5-10-2032	4,640,000	4,649,601
Hertz Vehicle Financing LLC Series 2015-3A Class A 144A	2.67	9-25-2021	10,196,000	10,037,911
Hertz Vehicle Financing LLC Series 2016-4A Class A 144A	2.65	7-25-2022	3,779,000	3,680,328
Navient Student Loan Trust Series 2014-CTA Class A (1 Month LIBOR +0.70%) 144A±	2.76	9-16-2024	3,296,328	3,300,101
Navient Student Loan Trust Series 2017-4A Class A2 (1 Month LIBOR +0.50%) 144A±	2.56	9-27-2066	4,030,000	4,043,294
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	2.50	1-25-2037	2,966,926	2,941,452
Nelnet Student Loan Trust Series 2006-1 Class A5 (3 Month LIBOR +0.11%) ±	2.42	8-23-2027	1,115,699	1,114,723
Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	2.86	9-25-2065	6,429,050	6,502,381
Nelnet Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.44%) 144A±	2.52	9-27-2066	6,616,000	6,615,993
SLC Student Loan Trust Series 2010-1 Class A (3 Month LIBOR +0.88%) ±	3.19	11-25-2042	1,492,683	1,510,549
SLM Student Loan Trust Series 2004-10 Class A7A (3 Month LIBOR +0.60%) 144A±	2.94	10-25-2029	3,874,000	3,899,628
SLM Student Loan Trust Series 2004-10 Class A7B (3 Month LIBOR +0.60%) 144A±	2.94	10-25-2029	6,174,000	6,198,968
SLM Student Loan Trust Series 2005-6 Class A6 (3 Month LIBOR +0.14%) ±	2.48	10-27-2031	3,517,503	3,494,530
SLM Student Loan Trust Series 2010-A Class 1A (PRIME -0.05%) 144A±	4.95	5-16-2044	736,076	745,977
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	2.71	12-27-2038	6,492,938	6,517,885
SLM Student Loan Trust Series 2014-A Class A2A 144A	2.59	1-15-2026	1,140,622	1,138,478
SLM Student Loan Trust Series 2014-A Class A2B (1 Month LIBOR +1.15%) 144A±	3.21	1-15-2026	1,663,580	1,670,144
SMB Private Education Loan Trust Series 2015-A Class A2A 144A	2.49	6-15-2027	3,655,542	3,611,170
SMB Private Education Loan Trust Series 2015-C Class A2A 144A	2.75	7-15-2027	3,826,850	3,796,027
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	3.51	2-17-2032	2,645,101	2,694,345
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A4	3.15	7-22-2024	3,546,000	3,548,890

Total Asset-Backed Securities (Cost $95,626,963)				95,542,897

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short Duration Government Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities: 3.91%
DBUBS Mortgage Trust Series 2011-LC2A Class A1 144A	3.53%	7-10-2044	$337,128	$339,231
GS Mortgage Securities Trust Series 2010-C1 Class A1 144A	3.68	8-10-2043	751,629	754,580
GS Mortgage Securities Trust Series 2010-C2 Class A1 144A	3.85	12-10-2043	554,066	559,338
GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	1,868,044	1,866,473
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C1 Class A2 144A	4.61	6-15-2043	1,382,278	1,405,308
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class A3	3.14	6-15-2045	785,112	785,076
JPMorgan Mortgage Trust Series 2017-5 Class A1 144A±±	3.17	10-26-2048	3,320,154	3,285,623
Morgan Stanley Capital I Trust Series 2011-C2 Class A3 144A	4.21	6-15-2044	325,424	329,247
SoFi Professional Loan Program LLC Series 2016-C Class A1 (1 Month LIBOR +1.10%) 144A±	3.16	10-27-2036	1,812,014	1,833,124
SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A±	3.01	1-25-2039	4,088,289	4,111,353
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A±	2.91	7-25-2039	1,819,494	1,827,968
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	2.76	3-26-2040	2,315,534	2,322,356
SoFi Professional Loan Program LLC Series 2017-C Class A1 (1 Month LIBOR +0.60%) 144A±	2.66	7-25-2040	2,142,308	2,146,371
Verus Securitization Trust Series 2018-2 Class A1 144A±±	3.68	6-1-2058	3,743,895	3,743,218

Total Non-Agency Mortgage-Backed Securities (Cost $25,646,786)				25,309,266

U.S. Treasury Securities: 34.90%
U.S. Treasury Note	1.13	1-31-2019	4,689,000	4,667,387
U.S. Treasury Note	1.38	2-15-2020	3,289,000	3,232,984
U.S. Treasury Note	1.38	9-30-2020	840,000	818,573
U.S. Treasury Note	1.50	8-15-2020	2,533,000	2,478,778
U.S. Treasury Note	1.63	3-15-2020	3,592,000	3,540,225
U.S. Treasury Note	1.63	10-15-2020	36,028,000	35,269,442
U.S. Treasury Note	1.75	11-15-2020	8,740,000	8,569,980
U.S. Treasury Note	2.38	4-30-2020	13,979,000	13,925,487
U.S. Treasury Note	2.38	4-15-2021	6,612,000	6,560,085
U.S. Treasury Note	2.50	5-31-2020	19,741,000	19,699,359
U.S. Treasury Note	2.63	7-31-2020	26,670,000	26,663,749
U.S. Treasury Note	2.63	8-31-2020	4,167,000	4,166,186
U.S. Treasury Note	2.63	5-15-2021	2,000,000	1,996,406
U.S. Treasury Note	2.63	7-15-2021	52,387,000	52,280,589
U.S. Treasury Note	2.75	8-15-2021	41,676,000	41,731,351

Total U.S. Treasury Securities (Cost $226,224,337)				225,600,581

	Yield		Shares
Short-Term Investments: 1.78%

Investment Companies: 1.78%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.87		11,514,693	11,514,693

Total Short-Term Investments (Cost $11,514,693)				11,514,693

Total investments in securities (Cost $668,267,362)	102.72%	664,082,401
Other assets and liabilities, net	(2.72)	(17,611,008)

Total net assets	100.00%	$646,471,393

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short Duration Government Bond Fund	Portfolio of investments—August 31, 2018

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIBOR	London Interbank Offered Rate

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	456	12-31-2018	$96,295,241	$96,379,875	$84,634	$0
Short
10-Year Ultra Futures	(128)	12-19-2018	(16,339,744)	(16,390,000)	0	(50,256)
5-Year U.S. Treasury Notes	(415)	12-31-2018	(46,968,782)	(47,060,352)	0	(91,570)

					$84,634	$(141,826)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	12,155,202	915,923,326	916,563,835	11,514,693	$0	$0	$263,556	$11,514,693	1.78%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2018	Wells Fargo Short Duration Government Bond Fund	15

Assets
Investments in unaffiliated securities, at value (cost $656,752,669)	$652,567,708
Investments in affiliated securities, at value (cost $11,514,693)	11,514,693
Segregated cash for future contracts	525,000
Receivable for investments sold	71,151,442
Principal paydown receivable	132,093
Receivable for Fund shares sold	121,652
Receivable for interest	2,103,183
Receivable for daily variation margin on open futures contracts	42,750
Prepaid expenses and other assets	108,231

Total assets	738,266,752

Liabilities
Payable for investments purchased	86,468,874
Payable for Fund shares redeemed	5,003,288
Management fee payable	162,113
Payable for daily variation margin on open futures contracts	52,149
Administration fees payable	51,559
Due to custodian	23,813
Distribution fee payable	10,817
Trustees’ fees and expenses payable	2,015
Accrued expenses and other liabilities	20,731

Total liabilities	91,795,359

Total net assets	$646,471,393

NET ASSETS CONSIST OF
Paid-in capital	$727,120,731
Undistributed net investment income	480,677
Accumulated net realized losses on investments	(76,887,862)
Net unrealized losses on investments	(4,242,153)

Total net assets	$646,471,393

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$30,538,242
Shares outstanding – Class A1	3,180,338
Net asset value per share – Class A	$9.60
Maximum offering price per share – Class A2	$9.80
Net assets – Class C	$15,092,587
Shares outstanding – Class C1	1,569,052
Net asset value per share – Class C	$9.62
Net assets – Class R6	$35,472,012
Shares outstanding – Class R6[1]	3,680,428
Net asset value per share – Class R6	$9.64
Net assets – Administrator Class	$71,996,846
Shares outstanding – Administrator Class[1]	7,483,843
Net asset value per share – Administrator Class	$9.62
Net assets – Institutional Class	$493,371,706
Shares outstanding – Institutional Class[1]	51,297,247
Net asset value per share – Institutional Class	$9.62

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short Duration Government Bond Fund	Statement of operations—year ended August 31, 2018

Investment income
Interest	$15,467,728
Income from affiliated securities	263,556

Total investment income	15,731,284

Expenses
Management fee	2,572,833
Administration fees
Class A	59,904
Class C	28,309
Class R6	18,424
Administrator Class	79,962
Institutional Class	430,869
Shareholder servicing fees
Class A	93,600
Class C	44,233
Administrator Class	199,684
Distribution fee
Class C	132,699
Custody and accounting fees	68,525
Professional fees	51,102
Registration fees	74,913
Shareholder report expenses	51,305
Trustees’ fees and expenses	23,070
Other fees and expenses	15,168

Total expenses	3,944,600
Less: Fee waivers and/or expense reimbursements	(412,798)

Net expenses	3,531,802

Net investment income	12,199,482

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(11,603,544)
Futures contracts	289,255

Net realized losses on investments	(11,314,289)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(3,350,775)
Futures contracts	9,987

Net change in unrealized gains (losses) on investments	(3,340,788)

Net realized and unrealized gains (losses) on investments	(14,655,077)

Net decrease in net assets resulting from operations	$(2,455,595)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Short Duration Government Bond Fund	17

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$12,199,482		$11,107,728
Net realized losses on investments		(11,314,289)		(5,488,498)
Net change in unrealized gains (losses) on investments		(3,340,788)		1,993,374

Net increase (decrease) in net assets resulting from operations		(2,455,595)		7,612,604

Distributions to shareholders from
Net investment income
Class A		(735,153)		(887,555)
Class B		N/A		(73)[1]
Class C		(217,568)		(194,088)
Class R6		(1,398,687)		(4,107,221)
Administrator Class		(1,726,039)		(1,874,754)
Institutional Class		(12,631,240)		(11,823,677)

Total distributions to shareholders		(16,708,687)		(18,887,368)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	376,228	3,627,108	2,522,578	25,119,924
Class C	22,308	218,154	152,650	1,513,522
Class R6	2,144,288	20,939,039	2,382,978	23,634,167
Administrator Class	395,318	3,847,681	884,562	8,769,727
Institutional Class	13,527,957	131,987,736	21,525,925	213,452,302

		160,619,718		272,489,642

Reinvestment of distributions
Class A	71,432	692,759	82,087	811,706
Class B	N/A	N/A	7 [1]	68 [1]
Class C	20,781	201,738	17,877	177,097
Class R6	126,725	1,239,028	414,035	4,107,221
Administrator Class	178,230	1,730,952	185,942	1,841,783
Institutional Class	1,256,662	12,199,437	1,135,203	11,238,682

		16,063,914		18,176,557

Payment for shares redeemed
Class A	(2,532,682)	(24,674,032)	(3,159,388)	(31,338,166)
Class B	N/A	N/A	(4,044)[1]	(40,138)[1]
Class C	(502,772)	(4,888,594)	(893,469)	(8,848,973)
Class R6	(15,996,524)	(157,173,416)	(8,804,898)	(87,286,298)
Administrator Class	(2,179,946)	(21,230,405)	(4,164,783)	(41,236,752)
Institutional Class	(22,222,211)	(216,535,537)	(30,492,116)	(302,273,975)

		(424,501,984)		(471,024,302)

Net decrease in net assets resulting from capital share transactions		(247,818,352)		(180,358,103)

Total decrease in net assets		(266,982,634)		(191,632,867)

Net assets
Beginning of period		913,454,027		1,105,086,894

End of period		$646,471,393		$913,454,027

Undistributed net investment income		$480,677		$623,073

[1]

For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.85	$9.96	$10.02	$10.08	$10.09
Net investment income	0.14	0.07	0.07	0.04	0.03
Net realized and unrealized gains (losses) on investments	(0.20)	(0.03)	0.02	0.02	0.07

Total from investment operations	(0.06)	0.04	0.09	0.06	0.10
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	(0.15)	(0.12)	(0.11)
Net asset value, end of period	$9.60	$9.85	$9.96	$10.02	$10.08
Total return[1]	(0.56)%	0.45%	0.90%	0.55%	1.03%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.78%	0.78%	0.80%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.36%	0.79%	0.70%	0.55%	0.38%
Supplemental data
Portfolio turnover rate	331%	348%	284%	500%	408%
Net assets, end of period (000s omitted)	$30,538	$51,890	$57,976	$62,504	$107,005

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short Duration Government Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.87	$9.98	$10.03	$10.10	$10.11
Net investment income (loss)	0.06 [1]	0.00 [1,2]	(0.01)	(0.03)	(0.05)
Net realized and unrealized gains (losses) on investments	(0.19)	(0.03)	0.03	0.00 [2]	0.08

Total from investment operations	(0.13)	(0.03)	0.02	(0.03)	0.03
Distributions to shareholders from
Net investment income	(0.12)	(0.08)	(0.07)	(0.04)	(0.04)
Net asset value, end of period	$9.62	$9.87	$9.98	$10.03	$10.10
Total return[3]	(1.30)%	(0.30)%	0.25%	(0.30)%	0.28%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.54%	1.53%	1.53%	1.55%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income (loss)	0.62%	0.04%	(0.05)%	(0.20)%	(0.37)%
Supplemental data
Portfolio turnover rate	331%	348%	284%	500%	408%
Net assets, end of period (000s omitted)	$15,093	$20,026	$27,454	$31,910	$44,423

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.89	$9.99	$10.05	$10.11	$10.13
Net investment income	0.16 [1]	0.12 [1]	0.12	0.09 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	(0.17)	(0.02)	0.01	0.01	0.05

Total from investment operations	(0.01)	0.10	0.13	0.10	0.13
Distributions to shareholders from
Net investment income	(0.24)	(0.20)	(0.19)	(0.16)	(0.15)
Net asset value, end of period	$9.64	$9.89	$9.99	$10.05	$10.11
Total return	(0.14)%	0.96%	1.32%	0.96%	1.35%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.41%	0.40%	0.40%	0.41%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.64%	1.19%	1.11%	0.88%	0.76%
Supplemental data
Portfolio turnover rate	331%	348%	284%	500%	408%
Net assets, end of period (000s omitted)	$35,472	$172,106	$233,993	$231,878	$48,446

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short Duration Government Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.87	$9.98	$10.03	$10.10	$10.11
Net investment income	0.15 [1]	0.08	0.08	0.06	0.06 [1]
Net realized and unrealized gains (losses) on investments	(0.19)	(0.02)	0.04	0.00 [2]	0.06

Total from investment operations	(0.04)	0.06	0.12	0.06	0.12
Distributions to shareholders from
Net investment income	(0.21)	(0.17)	(0.17)	(0.13)	(0.13)
Net asset value, end of period	$9.62	$9.87	$9.98	$10.03	$10.10
Total return	(0.37)%	0.63%	1.18%	0.63%	1.21%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.73%	0.72%	0.72%	0.74%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.56%	0.96%	0.87%	0.73%	0.56%
Supplemental data
Portfolio turnover rate	331%	348%	284%	500%	408%
Net assets, end of period (000s omitted)	$71,997	$89,743	$121,576	$156,669	$191,469

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.87	$9.98	$10.03	$10.10	$10.10
Net investment income	0.17	0.11	0.11	0.09 [1]	0.07
Net realized and unrealized gains (losses) on investments	(0.19)	(0.03)	0.03	(0.01)	0.08

Total from investment operations	(0.02)	0.08	0.14	0.08	0.15
Distributions to shareholders from
Net investment income	(0.23)	(0.19)	(0.19)	(0.15)	(0.15)
Net asset value, end of period	$9.62	$9.87	$9.98	$10.03	$10.10
Total return	(0.20)%	0.81%	1.37%	0.81%	1.50%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.46%	0.45%	0.45%	0.47%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.75%	1.15%	1.06%	0.92%	0.74%
Supplemental data
Portfolio turnover rate	331%	348%	284%	500%	408%
Net assets, end of period (000s omitted)	$493,372	$579,690	$664,047	$587,835	$903,096

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

24	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $668,393,790 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$549,841
Gross unrealized losses	(4,918,422)
Net unrealized losses	$(4,368,581)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	25

per share. The primary permanent difference causing such reclassifications is due to paydown losses. At August 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$4,366,809	$(4,366,809)

As of August 31, 2018, the Fund had capital loss carryforwards which consist of $44,623,890 in short-term capital losses and $32,137,541 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$306,114,964	$0	$306,114,964

Asset-backed securities	0	95,542,897	0	95,542,897

Non-agency mortgage-backed securities	0	25,309,266	0	25,309,266

U.S. Treasury securities	225,600,581	0	0	225,600,581

Short-term investments
Investment companies	11,514,693	0	0	11,514,693
	237,115,274	426,967,127	0	664,082,401
Futures contracts	84,634	0	0	84,634
Total assets	$237,199,908	$426,967,127	$0	$664,167,035
Liabilities
Futures contracts	$141,826	$0	$0	$141,826
Total liabilities	$141,826	$0	$0	$141,826

26	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.37% for Class R6 shares, 0.60% for Administrator Class shares, and 0.42% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2018, Funds Distributor received $163 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2018.

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$2,314,230,338	$116,629,318	$2,412,669,631	$128,896,918

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2018, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $152,304,811 in long futures contracts and $75,335,049 in short futures contracts during the year ended August 31, 2018.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $16,708,687 and $18,887,368 of ordinary income for the years ended August 31, 2018 and August 31, 2017, respectively.

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$480,674	$(4,368,581)	$(76,761,431)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Short Duration Government Bond Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short Duration Government Bond Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

30	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2018. $16,759,542 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2018, 21.82% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short Duration Government Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short Duration Government Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	35

by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays 1-3 Year Government Index, for all periods under review. The Board noted that the Fund experienced a portfolio manager change in 2017.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Short Duration Government Bond Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Short Duration Government Bond Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Short Duration Government Bond Fund	39
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315408 10-18 A220/AR220 08-18

Annual Report

August 31, 2018

Wells Fargo Short-Term Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Short-Term Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Bond Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Short-Term Bond Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Short-Term Bond Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

∎

At a meeting held on May 22-23, 2018, the Board of Trustees of the Fund approved changes to the Fund’s Class A sales charge schedule, effective August 1, 2018. In connection with this change, the net asset value (NAV) breakpoint was lowered from $500,000 to $250,000 and NAV purchases of $250,000 or more redeemed within 12 months of purchase are assessed a contingent deferred sales charge (CDSC) of 0.40%. There is no change for purchase amounts below this breakpoint. Beginning August 1, 2018, any purchases made by a shareholder with an active Letter of Intent (LOI) are subject to the terms of the new load schedule.

∎	At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Short-Term Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Noah M. Wise, CFA®

Average annual total returns (%) as of August 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTVX)	8-31-1999	(1.69)	0.73	2.07	0.31	1.14	2.28	0.82	0.73
Class C (WFSHX)	3-31-2008	(1.44)	0.39	1.50	(0.44)	0.39	1.50	1.57	1.48
Class R6 (SSTYX)	7-31-2018	–	–	–	0.58	1.43	2.58	0.82	0.40
Institutional Class (SSHIX)	8-31-1999	–	–	–	0.46	1.41	2.56	0.49	0.46
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	0.15	0.90	1.62	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Short-Term Bond Fund	7

Growth of $10,000 investment as of August 31, 2018[5]

[1]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through December 31, 2018 (December 31, 2019 for Class C), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.72% for Class A, 1.47% for Class C, 0.40% for Class R6, and 0.45% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index is the one- to three-year component of the Bloomberg Barclays U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indices. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Short-Term Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index, for the 12-month period that ended August 31, 2018.

∎	The Fund’s performance was driven by overweights to corporate debt and structured products, both of which generated superior returns compared with similar-duration Treasuries.

∎	Cash holdings for liquidity purposes detracted from performance.

Ten largest holdings (%) as of August 31, 2018[6]
Jackson National Life Insurance Company, 2.50%, 6-27-2022	1.15
EMC Corporation, 2.65%, 6-1-2020	1.01
GM Financial Securitized Term Auto Receivables Trust Series 2018-1 Class A2A, 2.08%, 1-19-2021	0.94
New Jersey EDA Series B, 0.00%, 2-15-2019	0.82
Toronto Dominion Bank, 1.45%, 9-6-2018	0.81
Michigan State University Board of Trustees Series B, 2.40%, 9-10-2018	0.76
GS Mortgage Securities Trust Series 2010-C1 Class A2, 4.59%, 8-10-2043	0.76
Illinois Series 2014, 5%, 5-1-2019	0.74
Verizon Communications Incorporated, 4.60%, 4-1-2021	0.74
HSBC Bank USA NA, 4.88%, 8-24-2020	0.74

Economic growth accelerated and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.9% in real terms, which was above the post-financial-crisis average. Business investment was a significant source of strength, rising 4.8% for the 12 months that ended June 30, 2018. Consumer spending was a net contributor to growth, although it failed to keep pace with the business sector. Inventories were a net detractor from GDP growth, while trade and government spending were modestly positive factors

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 194,000 jobs per month over the period, while the unemployment rate declined to 3.9% at the end of August 2018 from 4.4% a year earlier. Also encouraging was a 0.2% rise in the employment/population ratio since August 2017, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.9% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The CPI7 also rose 2.9% over the past year, which accelerated due in part to higher energy prices.

The U.S. Federal Reserve’s (Fed’s) rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s gradual approach to hiking rates is supported by Fed Chairman Jerome Powell’s stated view that there is no sense that inflation will take off or move unexpectedly quickly.

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term maturity instruments. Yields on 2-year Treasuries rose by 130 basis points (bps; 100 bps equal 1.00%) during the period, while 10-year Treasuries were about 75 bps higher. Investment-grade credit spreads tightened rapidly into the start of 2018 after the corporate tax cut was enacted in the U.S. but ended the period slightly wider after trade tensions and heavy supply took their toll on bond prices.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Short-Term Bond Fund	9

Portfolio allocation as of August 31, 2018[6]

The Fund maintained overweights to corporate credit and securitized debt.

The Fund continued to overweight short-term corporate bonds as well as securitized debt while retaining underweights to U.S. Treasuries and agency debentures. A little over half of the Fund’s assets were invested in corporate debt, which benefited from a positive credit environment. The other primary sector commitment was to securitized debt: mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. We maintained the Fund’s duration at slightly less than two years during the reporting period with the expectation that short-term rates could rise.

We expect modestly above-trend economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters, aided by fiscal stimulus and looser regulations. Real GDP growth in the area of 3% is likely to persist for a period of time, barring some external shock. The biggest risks to the outlook include an escalation in trade tensions and a larger-than-expected slowdown in the Chinese economy.

Please see footnotes on page 7.

10	Wells Fargo Short-Term Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,008.25	$3.64	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Class C
Actual	$1,000.00	$1,004.45	$7.43	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%
Class R6
Actual	$1,000.00	$1,009.67	$2.03	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Institutional Class
Actual	$1,000.00	$1,008.46	$2.28	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 6.24%
FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$614,855	$615,304
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	502,295	494,682
FHLMC (3 Year Treasury Constant Maturity +2.23%) ±	3.46	5-1-2026	32,147	31,987
FHLMC	3.50	10-15-2025	529,047	538,305
FHLMC	3.50	6-15-2038	288,359	288,992
FHLMC (12 Month LIBOR +1.91%) ±	3.66	9-1-2031	2,541	2,568
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.68	4-1-2038	271,802	286,351
FHLMC	4.00	5-1-2025	1,001,683	1,027,234
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.12	4-1-2032	39,145	40,877
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.37	7-1-2029	2,313	2,384
FHLMC	6.00	10-1-2021	137,786	141,710
FHLMC	9.00	6-1-2019	2,872	2,875
FHLMC	9.00	10-1-2019	18,720	18,808
FHLMC	9.50	12-1-2022	7,237	7,298
FHLMC	10.50	2-1-2019	68	68
FHLMC	10.50	4-1-2019	72	72
FHLMC	10.50	5-1-2019	47	47
FHLMC	10.50	6-1-2019	277	278
FHLMC	10.50	7-1-2019	144	145
FHLMC Series 2597 Series AE	5.50	4-15-2033	72,889	76,639
FHLMC Series 2642 Class AR	4.50	7-15-2023	247,402	254,498
FHLMC Series 3266 Class D	5.00	1-15-2022	32,016	32,040
FHLMC Series 3609 Class LA	4.00	12-15-2024	34,395	34,474
FHLMC Series 3855 Class HL	3.50	2-15-2026	87,485	87,714
FHLMC Series 3920 Class AB	3.00	9-15-2025	347,438	348,439
FHLMC Series KI01 Class A (1 Month LIBOR +0.16%) ±	2.24	9-25-2022	226,091	226,121
FHLMC Series KP04 Class AG1 (1 Month LIBOR +0.22%) ±	2.30	7-25-2020	1,485,000	1,485,818
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	2.49	10-25-2021	1,294,821	1,296,046
FHLMC Series T-42 Class A6	9.50	2-25-2042	329,621	392,493
FHLMC Series T-57 Class 2A1 ±±	3.92	7-25-2043	81,405	85,489
FHLMC Series T-59 Class 2A1 ±±	3.75	10-25-2043	933,725	905,095
FNMA (1 Year Treasury Constant Maturity +1.27%) ±	2.69	8-1-2034	273,373	276,658
FNMA	3.02	11-1-2020	253,864	253,653
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.43	11-1-2031	42,884	44,915
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.86	8-1-2036	1,361,152	1,433,993
FNMA (12 Month Treasury Average +2.29%) ±	3.95	10-1-2036	1,002,924	1,041,360
FNMA	4.00	6-25-2026	545,196	568,823
FNMA	4.00	9-1-2026	1,520,445	1,556,684
FNMA	4.00	8-25-2037	406,365	410,972
FNMA (12 Month Treasury Average +2.40%) ±	4.03	7-1-2036	1,031,486	1,077,109
FNMA (12 Month LIBOR +1.82%) ±	4.04	9-1-2040	877,873	921,462
FNMA	5.50	3-1-2023	487,115	505,308
FNMA	5.50	8-25-2034	153,533	153,459
FNMA	6.00	4-1-2021	60,803	62,086
FNMA	6.00	3-1-2033	494,988	539,774
FNMA	6.28	11-1-2018	21,199	21,159
FNMA	6.50	8-1-2031	206,600	227,859
FNMA	8.00	9-1-2023	1,055	1,060
FNMA	8.33	7-15-2020	2,861	2,914
FNMA	9.00	2-15-2020	172	176

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	9.00%	11-1-2024	$42,181	$45,010
FNMA	11.00	10-15-2020	1,814	1,838
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	544,197	634,525
FNMA Series 1989-29 Class Z	10.00	6-25-2019	10,430	10,638
FNMA Series 1989-63 Class Z	9.40	10-25-2019	1,839	1,879
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	36,337	41,615
FNMA Series 2003-41 Class PE	5.50	5-25-2023	309,997	318,802
FNMA Series 2003-W11 Class A1 ±±	5.27	6-25-2033	8,777	9,159
FNMA Series 2003-W6 Class 6A ±±	4.06	8-25-2042	735,745	749,828
FNMA Series 2003-W6 Class PT4 ±±	8.22	10-25-2042	70,741	84,993
FNMA Series 2004-32 Class AY	4.00	5-25-2019	11,059	11,075
FNMA Series 2004-90 Class XY	4.00	9-25-2034	44,175	44,153
FNMA Series 2008-53 Class CA	5.00	7-25-2023	84,051	84,575
FNMA Series 2009-M01 Class A2	4.29	7-25-2019	853,061	855,901
FNMA Series 2010-37 Class A1	5.41	5-25-2035	1,924,773	1,978,827
FNMA Series 2011-133 Class A	3.50	6-25-2029	269,524	270,726
FNMA Series 2011-17 Class ED	3.50	7-25-2025	9,423	9,411
FNMA Series 2011-39 Class CA	3.00	5-25-2024	37,254	37,175
GNMA	4.50	4-20-2035	119,472	121,988
GNMA	8.00	12-15-2023	14,677	15,751
GNMA	9.00	11-15-2024	4,958	5,153
GNMA Series 2012-19 Class A	1.83	3-16-2039	767,602	761,809
GNMA Series 2017-H13 Class FJ (1 Month LIBOR +0.20%) ±	2.30	5-20-2067	606,158	605,335
GNMA Series 2017-H16 Class FD (1 Month LIBOR +0.20%) ±	2.30	8-20-2067	965,787	964,653
Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	706,984	712,831

Total Agency Securities (Cost $26,169,197)				26,201,925

Asset-Backed Securities: 11.52%
Ascentium Equipment Receivables LLC Series 2017-2A Class A2 144A	2.00	5-11-2020	1,901,619	1,892,194
Avis Budget Rental Car Funding LLC Series 2013-1A Class A 144A	1.92	9-20-2019	236,667	236,569
BMW Vehicle Owner Trust Series 2017-1 Class A2	1.64	7-22-2019	525,746	525,166
CCG Receivables Trust Series 2015-1 Class A3 144A	1.92	1-17-2023	2,354,229	2,351,497
Chesapeake Funding LLC Series 2017-3A Class A 144A	1.91	8-15-2029	2,558,951	2,529,541
CNH Equipment Trust Series 2015-A Class A3	1.30	4-15-2020	65,469	65,412
Dell Equipment Finance Trust Series 2017-2 Class A2B (1 Month LIBOR +0.30%) 144A±	2.37	2-24-2020	923,350	923,661
Education Loan Asset-Backed Trust Series 2013-1 Class A1 (1 Month LIBOR +0.80%) 144A±	2.86	6-25-2026	1,205,401	1,210,218
Enterprise Fleet Financing Trust Series 2017-1 Class A2 144A	2.13	7-20-2022	2,987,853	2,972,217
Ford Credit Auto Lease Trust Series 2017-B Class A2A	1.80	6-15-2020	1,178,722	1,175,262
GM Financial Securitized Term Auto Receivables Trust Series 2018-1 Class A2A	2.08	1-19-2021	3,971,994	3,958,831
GMF Floorplan Owner Revolving Trust Series 2016-1 Class A2 (1 Month LIBOR +0.85%) 144A±	2.91	5-17-2021	1,830,000	1,838,165
Home Equity Asset Trust Series 2003-6 Class M1 (1 Month LIBOR +1.05%) ±	3.56	2-25-2034	969,549	949,115
Jimmy John’s Funding LLC Series 2017-1A Class A2I 144A	3.61	7-30-2047	1,237,500	1,225,979
John Deere Owner Trust Series 2016-A Class A3	1.36	4-15-2020	778,653	775,940
Lendmark Funding Trust Series 2018-1A Class A 144A	3.81	12-21-2026	1,855,000	1,862,221
Navistar Financial Dealer Note Master Trust Series 2017-1 Class A (1 Month LIBOR +0.78%) 144A±	2.84	6-27-2022	2,000,000	2,008,790
Nissan Auto Lease Trust Series 2017-B Class A3	2.05	9-15-2020	1,775,000	1,760,764
Santander Retail Auto Lease Trust Series 2017-A Class A2A 144A	2.02	3-20-2020	2,974,288	2,963,695

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
SLC Student Loan Trust Series 2006-2 Class A5 (3 Month LIBOR +0.10%) ±	2.44%	9-15-2026	$1,738,741	$1,736,840
SLM Student Loan Trust Series 2011-1 Class A1 (1 Month LIBOR +0.52%) ±	2.58	3-25-2026	473,613	474,779
SLM Student Loan Trust Series 2011-2 Class A1 (1 Month LIBOR +0.60%) ±	2.66	11-25-2027	375,412	377,086
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	2.71	12-27-2038	2,149,598	2,157,857
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.28	10-25-2027	2,154,997	2,178,036
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	2.66	1-25-2046	2,804,105	2,789,603
Verizon Owner Trust Series 2017-1A Class A 144A	2.06	9-20-2021	1,800,000	1,784,230
Volvo Financial Equipment LLC Series 2016-1A Class A3 144A	1.67	2-18-2020	703,515	701,671
Volvo Financial Equipment LLC Series 2018-AA (1 Month LIBOR +0.52%) 144A±	2.58	7-17-2023	2,240,000	2,246,300
Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	1,375,000	1,375,727
World Omni Auto Receivables Trust Series 2017-A Class A2	1.68	12-16-2019	1,342,545	1,338,863

Total Asset-Backed Securities (Cost $48,506,550)				48,386,229

Corporate Bonds and Notes: 42.94%

Consumer Discretionary: 4.68%

Auto Components: 0.51%
ZF North America Capital Incorporated 144A	4.00	4-29-2020	2,110,000	2,128,320

Hotels, Restaurants & Leisure: 0.65%
GLP Capital LP	4.88	11-1-2020	1,340,000	1,373,500
MGM Resorts International	5.25	3-31-2020	1,340,000	1,366,800

				2,740,300

Household Durables: 0.11%
Lennar Corporation	4.50	11-15-2019	445,000	449,450

Internet & Direct Marketing Retail: 0.18%
Amazon.com Incorporated	1.90	8-21-2020	765,000	750,701

Media: 2.64%
Charter Communications Operating LLC	3.58	7-23-2020	3,000,000	3,008,729
DIRECTV Holdings LLC	5.88	10-1-2019	1,680,000	1,729,614
Discovery Communications LLC	2.20	9-20-2019	1,275,000	1,264,625
NBCUniversal Enterprise Incorporated 144A	5.25	12-31-2049	1,655,000	1,675,688
TEGNA Incorporated	5.13	7-15-2020	1,340,000	1,351,725
Time Warner Cable Incorporated	4.88	3-15-2020	2,010,000	2,059,575

				11,089,956

Multiline Retail: 0.28%
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	1,205,000	1,198,144

Specialty Retail: 0.31%
Group 1 Automotive Incorporated	5.00	6-1-2022	1,300,000	1,287,000

Consumer Staples: 2.63%

Food Products: 1.70%
Campbell Soup Company	3.30	3-15-2021	2,380,000	2,367,579
General Mills Incorporated	3.20	4-16-2021	1,800,000	1,796,488
Hershey Company	3.38	5-15-2023	2,950,000	2,966,807

				7,130,874

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Tobacco: 0.93%
British American Tobacco Capital Corporation 144A	2.30%	8-14-2020	$1,785,000	$1,752,533
Philip Morris International Incorporated	1.38	2-25-2019	2,165,000	2,152,930

				3,905,463

Energy: 0.91%

Oil, Gas & Consumable Fuels: 0.91%
BP AMI Leasing Incorporated 144A	5.52	5-8-2019	825,000	839,884
Enable Midstream Partner LP	2.40	5-15-2019	3,000,000	2,986,145

				3,826,029

Financials: 16.55%

Banks: 5.19%
Australia & New Zealand Banking Group Limited	2.25	11-9-2020	2,210,000	2,165,806
Bank of America Corporation	2.15	11-9-2020	2,000,000	1,958,994
Citibank NA	3.40	7-23-2021	2,000,000	2,004,115
Citigroup Incorporated	2.50	7-29-2019	2,235,000	2,230,117
Citizens Bank	2.20	5-26-2020	2,000,000	1,963,391
Fifth Third Bank	2.30	3-15-2019	1,845,000	1,842,824
HSBC Bank USA NA	4.88	8-24-2020	3,000,000	3,088,327
JPMorgan Chase (3 Month LIBOR +0.61%) ±	3.51	6-18-2022	1,000,000	1,004,769
JPMorgan Chase	1.65	9-23-2019	2,000,000	1,977,931
Synchrony Bank	3.65	5-24-2021	1,075,000	1,068,139
US Bank NA	2.05	10-23-2020	2,540,000	2,486,837

				21,791,250

Capital Markets: 1.59%
Goldman Sachs Group Incorporated	2.30	12-13-2019	1,000,000	992,414
Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	2,900,000	2,835,917
Morgan Stanley	2.20	12-7-2018	2,000,000	1,998,680
Morgan Stanley	2.45	2-1-2019	840,000	839,621

				6,666,632

Consumer Finance: 4.56%
Ally Financial Incorporated	3.25	11-5-2018	2,930,000	2,930,000
American Express Company	3.40	2-27-2023	1,120,000	1,110,269
Capital One Financial Corporation	2.50	5-12-2020	3,000,000	2,969,062
Daimler Finance North America LLC 144A	2.20	5-5-2020	520,000	511,223
Daimler Finance North America LLC 144A	3.00	2-22-2021	2,850,000	2,825,088
Ford Motor Credit Company LLC	2.94	1-8-2019	1,335,000	1,334,640
Ford Motor Credit Company LLC (3 Month LIBOR +0.88%) ±	3.22	10-12-2021	1,160,000	1,148,470
General Motors Financial Company Incorporated	3.15	1-15-2020	3,000,000	3,001,440
Nissan Motor Acceptance Corporation 144A	2.00	3-8-2019	2,000,000	1,992,407
Synchrony Financial	2.60	1-15-2019	1,335,000	1,333,730

				19,156,329

Diversified Financial Services: 0.52%
WEA Finance LLC 144A	3.25	10-5-2020	2,205,000	2,201,529

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 4.69%
Axis Specialty Finance LLC	5.88%	6-1-2020	$1,794,000	$1,867,774
Jackson National Life Global Company 144A	2.50	6-27-2022	5,000,000	4,826,297
Jackson National Life Global Company 144A	3.30	6-11-2021	2,340,000	2,339,297
Metropolitan Life Global Funding Incorporated 144A	1.55	9-13-2019	1,820,000	1,798,360
Metropolitan Life Global Funding Incorporated 144A	1.75	12-19-2018	2,000,000	1,996,380
OneBeacon US Holdings Incorporated	4.60	11-9-2022	2,075,000	2,090,519
Protective Life Global Funding 144A	2.26	4-8-2020	1,450,000	1,431,243
Reliance Standard Life Insurance 144A	2.15	10-15-2018	1,390,000	1,389,558
Reliance Standard Life Insurance 144A	2.38	5-4-2020	2,000,000	1,965,319

				19,704,747

Health Care: 3.39%

Health Care Providers & Services: 1.50%
Anthem Incorporated	2.50	11-21-2020	1,235,000	1,216,486
CVS Health Corporation	3.13	3-9-2020	2,345,000	2,346,044
HCA Incorporated	6.50	2-15-2020	1,315,000	1,364,970
Tenet Healthcare Corporation	6.00	10-1-2020	1,340,000	1,391,925

				6,319,425

Pharmaceuticals: 1.89%
Bayer US Finance LLC 144A	3.50	6-25-2021	1,640,000	1,638,323
Eli Lilly and Company	2.35	5-15-2022	3,000,000	2,932,743
EMD Finance LLC 144A	2.40	3-19-2020	1,925,000	1,900,472
Teva Pharmaceutical Finance LLC	2.25	3-18-2020	1,500,000	1,464,566

				7,936,104

Industrials: 2.63%

Aerospace & Defense: 0.96%
Rockwell Collins Incorporated	1.95	7-15-2019	1,530,000	1,517,904
Spirit AeroSystems Incorporated (3 Month LIBOR +0.80%) ±	2.98	6-15-2021	2,500,000	2,506,381

				4,024,285

Airlines: 0.59%
Delta Air Lines Incorporated	3.40	4-19-2021	1,000,000	993,713
Delta Air Lines Incorporated	4.75	11-7-2021	1,454,822	1,483,598

				2,477,311

Industrial Conglomerates: 0.70%
General Electric Company	2.50	3-28-2020	3,000,000	2,966,769

Professional Services: 0.12%
Equifax Incorporated	3.60	8-15-2021	500,000	499,202

Transportation Infrastructure: 0.26%
TTX Company 144A	2.25	2-1-2019	1,095,000	1,092,246

Information Technology: 4.52%

IT Services: 0.57%
IBM Corporation	1.80	5-17-2019	2,405,000	2,392,925

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment: 1.29%
Broadcom Corporation	2.65%	1-15-2023	$3,000,000	$2,838,072
KLA-Tencor Corporation	3.38	11-1-2019	2,000,000	2,008,135
Maxim Integrated Product Incorporated	2.50	11-15-2018	570,000	569,864

				5,416,071

Software: 0.35%
Microsoft Corporation	2.40	2-6-2022	1,500,000	1,473,400

Technology Hardware, Storage & Peripherals: 2.31%
Apple Incorporated	2.00	11-13-2020	3,000,000	2,948,448
EMC Corporation	2.65	6-1-2020	4,340,000	4,243,863
Hewlett Packard Enterprise Company	3.60	10-15-2020	2,500,000	2,516,925

				9,709,236

Materials: 0.59%

Paper & Forest Products: 0.59%
Georgia Pacific LLC 144A	2.54	11-15-2019	2,495,000	2,480,997

Real Estate: 1.58%

Equity REITs: 1.09%
DDR Corporation	4.63	7-15-2022	2,355,000	2,421,136
Simon Property Group LP	2.20	2-1-2019	2,165,000	2,162,662

				4,583,798

Real Estate Management & Development: 0.49%
Washington Prime Group	3.85	4-1-2020	2,065,000	2,045,191

Telecommunication Services: 2.29%

Diversified Telecommunication Services: 1.95%
AT&T Incorporated	2.80	2-17-2021	1,910,000	1,888,152
AT&T Incorporated	5.00	3-1-2021	1,085,000	1,126,370
AT&T Incorporated	5.80	2-15-2019	783,000	793,444
Broadcom International Limited	2.38	1-15-2020	1,280,000	1,266,297
Verizon Communications Incorporated	4.60	4-1-2021	3,000,000	3,103,657

				8,177,920

Wireless Telecommunication Services: 0.34%
Sprint Spectrum LP 144A	3.36	3-20-2023	1,430,000	1,422,221

Utilities: 3.17%

Electric Utilities: 2.52%
Duke Energy Corporation	5.05	9-15-2019	3,000,000	3,058,433
Edison International	2.13	4-15-2020	1,200,000	1,176,755
Exelon Corporation	3.50	6-1-2022	1,895,000	1,871,842
Interstate Power & Light Company	5.88	9-15-2018	580,000	580,516
NV Energy Incorporated	6.25	11-15-2020	2,000,000	2,121,077
Oklahoma Gas & Electric Company	6.35	9-1-2018	1,792,000	1,792,000

				10,600,623

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Multi-Utilities: 0.65%
Black Hills Corporation	2.50%	1-11-2019	$1,355,000	$1,353,317
Dominion Resources Incorporated	2.96	7-1-2019	1,365,000	1,366,410

				2,719,727

Total Corporate Bonds and Notes (Cost $181,788,383)				180,364,175

Municipal Obligations: 5.31%

California: 0.72%

Miscellaneous Revenue: 0.72%
Los Angeles CA Municipal Improvement Refunding Bond Convention Center Series A	2.34	11-1-2018	1,380,000	1,379,600
Roman Catholic Diocese of Oakland CA	6.04	11-1-2019	1,635,000	1,663,039

				3,042,639

Connecticut: 0.71%

GO Revenue: 0.71%
Connecticut Series A	2.30	1-15-2019	3,000,000	2,993,400

Georgia: 0.25%

Health Revenue: 0.25%
Medical Center Hospital Authority Taxable Refunding Bond Columbus Regional Healthcare System Incorporated Project	4.88	8-1-2022	1,000,000	1,044,950

Illinois: 1.02%

Miscellaneous Revenue: 0.74%
Illinois Series 2014	5.00	5-1-2019	3,070,000	3,122,129

Tax Revenue: 0.28%
Chicago IL Retiree Health Series B	6.30	12-1-2021	1,125,000	1,180,890

				4,303,019

Michigan: 0.48%

Water & Sewer Revenue: 0.48%
Michigan Finance Authority Series D5	2.85	7-1-2019	2,000,000	1,999,140

New Jersey: 0.82%

Miscellaneous Revenue: 0.82%
New Jersey EDA Series B (AGM Insured) ¤	0.00	2-15-2019	3,500,000	3,454,535

Oregon: 0.24%

GO Revenue: 0.24%
Portland OR Taxable Pension (m)(n)	2.38	6-1-2019	1,000,000	1,000,000

Pennsylvania: 0.21%

Miscellaneous Revenue: 0.21%
Philadelphia PA IDA Pension Funding Series B (Ambac Insured) ¤	0.00	4-15-2021	970,000	881,449

Rhode Island: 0.30%

Industrial Development Revenue: 0.30%
Rhode Island EDA (AGM Insured)	7.75	11-1-2020	1,200,000	1,243,260

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin: 0.56%

Housing Revenue: 0.56%
Wisconsin Healthcare PFA (Citizens Bank LOC)	2.63%	11-1-2019	$2,365,000	$2,331,535

Total Municipal Obligations (Cost $22,344,572)				22,293,927

Non-Agency Mortgage-Backed Securities: 15.56%
BDS Limited Series 2018-FL2 Class A (1 Month LIBOR +0.95%) 144A±	3.01	8-15-2035	1,165,000	1,168,292
BlueMountain CLO Limited Series 2014-2A Class AR (3 Month LIBOR +0.93%) 144A±	3.28	7-20-2026	2,030,000	2,029,231
BX Trust 2017 Series A (1 Month LIBOR +1.05%) 144A±	3.11	10-15-2032	2,640,000	2,643,266
CD Commercial Mortgage Trust Series 2017-CD3 Class A1	1.97	2-10-2050	1,283,127	1,262,396
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class A 144A	2.81	4-10-2028	1,365,000	1,359,386
CGDBB Commercial Mortgage Trust Series 2017-BIOC Class A (1 Month LIBOR +0.79%) 144A±	2.85	7-15-2032	2,850,000	2,849,996
CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.15	1-20-2028	2,440,000	2,422,061
Citigroup Commercial Mortgage Trust Series 2016-P5 Class A2	2.40	10-10-2049	128,000	125,023
Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	2.91	7-15-2032	2,100,000	2,100,680
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	3.16	7-15-2030	1,605,052	1,599,219
Commercial Mortgage Trust Series 2012-CR1 Class ASB	3.05	5-15-2045	2,232,823	2,229,786
Commercial Mortgage Trust Series 2014-LC17 Class A2	3.16	10-10-2047	2,300,000	2,305,693
Commercial Mortgage Trust Series 2015-CR27 Class A1	1.58	10-10-2048	1,646,217	1,625,483
ContiMortgage Home Equity Trust Series 1996-2 Class IO ¤	0.00	7-15-2027	636,532	11,852
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	3.21	6-19-2031	107,177	105,443
Crown Point Limited Series 2013-2A Class A1LR (3 Month LIBOR +0.59%) 144A±	2.93	12-31-2023	62,932	62,905
Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC2A Class A4 144A	4.54	7-10-2044	704,946	726,617
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	3.19	9-25-2033	281,906	277,978
Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2 ††	1.00	2-25-2027	34,322	34,198
Great Wolf Trust Series 2017-A (1 Month LIBOR +0.85%) 144A±	3.06	9-15-2034	2,150,000	2,150,646
GS Mortgage Securities Trust Series 2010-C1 Class A2 144A	4.59	8-10-2043	3,110,000	3,180,663
GS Mortgage Securities Trust Series 2013-GC16 Class A2	3.03	11-10-2046	520,568	520,372
GS Mortgage Securities Trust Series 2016-GS3 Class A1	1.43	10-10-2049	1,884,008	1,844,058
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	183,140	182,046
Hospitality Mortgage Trust Series 2017-HIT Class A (1 Month LIBOR +0.85%) 144A±	2.93	5-8-2030	750,000	750,700
Hyatt Hotel Portfolio Trust Series 2017-HYTE Class A (1 Month LIBOR +0.66%) 144A±	2.72	8-9-2032	2,986,000	2,983,155
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	2.23	6-12-2047	917,488	901,561
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	492,304	493,242
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 Class A1	1.46	8-15-2049	1,619,908	1,584,266
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +0.91%) 144A±	2.97	6-15-2035	1,085,000	1,086,689
KKR Financial Holdings LLC (3 Month LIBOR +1.34%) 144A±	3.68	4-15-2029	2,250,000	2,252,608
LStar Commercial Mortgage Trust Series 2017-5 Class A1 144A	2.42	3-10-2050	515,799	508,020
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	4.31	10-25-2032	3,841	3,839
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class A2	2.98	4-15-2047	2,510,187	2,509,916
Morgan Stanley Capital I Trust Series 2016-C30 Class A1	1.39	9-15-2049	1,477,394	1,441,166
Neuberger Berman Limited Series 2015-20A Class AR (3 Month LIBOR +0.80%) 144A±	3.14	1-15-2028	1,340,000	1,337,768
Oaktree CLO Limited Series 15-1A Class A1R (3 Month LIBOR +0.87%) 144A±	3.22	10-20-2027	1,500,000	1,496,804
Octagon Investment Partners Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±	3.21	5-21-2027	2,000,000	1,998,618

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Palmer Square Loan Funding Limited Series 2017-1A Class A1 (3 Month LIBOR +0.74%) 144A±	3.08%	10-15-2025	$1,804,738	$1,798,031
RAIT Trust Series 2017-FL7 Class A (1 Month LIBOR +0.95%) 144A±	3.01	6-15-2037	745,865	746,229
RAIT Trust Series 2017-FL8 Class A (1 Month LIBOR +0.85%) 144A±	2.91	12-15-2037	1,329,010	1,329,008
ReadyCap Commercial Mortgage Trust Series 2017-FL1 Class A (1 Month LIBOR +0.85%) 144A±	2.91	5-25-2034	530,988	530,988
Regatta IV Funding Limited Series 2014-1A Class A2R (3 Month LIBOR +1.02%) 144A±	3.36	7-25-2026	1,755,000	1,755,156
SBA Tower Trust Series 2014-1A Class C 144A	2.90	10-15-2044	3,000,000	2,978,070
Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	2.93	8-20-2030	1,764,530	1,764,521
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.12	8-25-2032	81,560	79,420
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.12	8-25-2032	86,727	82,662
Wilshire Funding Corporation Series 1998-2 Class M1 ±±	2.00	12-28-2037	11,587	11,550
Wind River Collateralized Loan Obligation Limited Trust Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	3.45	1-22-2027	2,100,000	2,100,414

Total Non-Agency Mortgage-Backed Securities (Cost $65,800,451)				65,341,691

Yankee Corporate Bonds and Notes: 12.46%

Consumer Discretionary: 0.26%

Auto Components: 0.15%
IHO Verwaltungs GmbH 144A	4.13	9-15-2021	650,000	646,750

Automobiles: 0.11%
Jaguar Land Rover Limited 144A	4.25	11-15-2019	445,000	443,888

Consumer Staples: 0.68%

Beverages: 0.68%
Suntory Holdings Limited 144A	2.55	6-28-2022	2,975,000	2,859,332

Financials: 9.81%

Banks: 8.86%
Banco de Credito del Peru 144A	2.25	10-25-2019	1,500,000	1,477,500
Banco Internacional del Peru SAA Interbank 144A	3.38	1-18-2023	1,305,000	1,254,431
Banque Federative du Credit Mutuel SA 144A	2.20	7-20-2020	2,530,000	2,482,095
BPCE SA	2.50	7-15-2019	755,000	751,538
Commonwealth Bank of Australia 144A	1.75	11-7-2019	1,750,000	1,726,390
Cooperatieve Rabobank U.A.	2.75	1-10-2022	3,000,000	2,936,437
Corporacion Andina de Fomento	2.13	9-27-2021	3,000,000	2,886,900
Credit Suisse Group Funding Limited	3.13	12-10-2020	2,110,000	2,094,895
Danske Bank 144A	1.65	9-6-2019	3,000,000	2,959,773
Macquarie Bank Limited 144A	2.85	7-29-2020	3,000,000	2,972,512
Mitsubishi UFJ Trust and Banking Corporation 144A	2.45	10-16-2019	3,000,000	2,981,356
Nordea Bank Ab 144A	3.75	8-30-2023	2,000,000	1,991,502
Santander UK plc	2.50	3-14-2019	2,750,000	2,749,062
Sumitomo Mitsui Banking Corporation	2.09	10-18-2019	2,000,000	1,975,720
Svenska Handelsbanken AB	1.50	9-6-2019	2,605,000	2,569,718
Toronto Dominion Bank	1.45	9-6-2018	3,385,000	3,384,911

				37,194,740

Diversified Financial Services: 0.60%
UBS AG 144A	2.20	6-8-2020	1,275,000	1,252,083
UBS AG	2.38	8-14-2019	1,270,000	1,265,040

				2,517,123

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 0.35%
Sompo International Holdings Limited	4.70%	10-15-2022	$1,447,000	$1,476,707

Health Care: 0.46%

Pharmaceuticals: 0.46%
Shire Acquisitions Investment Ireland Limited	1.90	9-23-2019	1,010,000	998,240
Shire Acquisitions Investment Ireland Limited	2.40	9-23-2021	980,000	946,981

				1,945,221

Industrials: 0.44%

Transportation Infrastructure: 0.44%
Asciano Finance Limited 144A	4.63	9-23-2020	1,821,000	1,844,952

Materials: 0.81%

Chemicals: 0.48%
Syngenta Finance NV 144A	3.93	4-23-2021	2,000,000	2,004,837

Metals & Mining: 0.33%
ArcelorMittal	5.50	3-1-2021	1,340,000	1,388,547

Total Yankee Corporate Bonds and Notes (Cost $52,957,195)				52,322,097

	Yield		Shares
Short-Term Investments: 5.51%

Commercial Paper: 1.83%
Baptist Memorial Health Care Facilities & Services	2.60	10-5-2018	1,500,000	1,499,370
Catholic Health Initiatives (p)(z)	1.97	9-14-2018	3,000,000	2,997,715
Michigan State University Board of Trustees Series B	2.40	9-10-2018	3,200,000	3,200,096

				7,697,181

Investment Companies: 3.53%
Wells Fargo Government Money Market Fund Select Class (l)(r)(u)	1.87		14,823,405	14,823,405

			Principal
U.S. Treasury Securities: 0.15%
U.S. Treasury Bill (z)#	1.31	9-13-2018	$625,000	624,702

Total Short-Term Investments (Cost $23,145,817)				23,145,288

Total investments in securities (Cost $420,712,165)	99.54%	418,055,332
Other assets and liabilities, net	0.46	1,919,491

Total net assets	100.00%	$419,974,823

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term Bond Fund	21

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

¤	The security is issued in zero coupon form with no periodic interest payments.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

††	On the last interest date, partial interest was paid.

(p)	Asset-backed commercial paper

(z)	Zero coupon security. The rate represents the current yield to maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

CLO	Collateralized loan obligation

EDA	Economic Development Authority

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LOC	Letter of credit

PFA	Public Finance Authority

SBA	Small Business Authority

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	739	12-31-2018	$156,161,388	$156,194,579	$33,191	$0
Short
5-Year U.S. Treasury Notes	(186)	12-31-2018	(21,068,749)	(21,092,110)	0	(23,361)

					$33,191	$(23,361)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Security Lending Cash Investment LLC*	1,127,387	118,238	1,245,625	0	$0	$0	$914	$0
Wells Fargo Government Money Market Fund Select Class	30,383,096	186,850,594	202,410,285	14,823,405	0	0	219,403	14,823,405	3.53%

					$0	$0	$220,317	$14,823,405

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2018	Wells Fargo Short-Term Bond Fund	23

Assets
Investments in unaffiliated securities, at value (cost $405,888,760)	$403,231,927
Investments in affiliated securities, at value (cost $14,823,405)	14,823,405
Cash	174
Principal paydown receivable	13,832
Receivable for Fund shares sold	275,353
Receivable for interest	2,588,799
Receivable for daily variation margin on open futures contracts	68,063
Prepaid expenses and other assets	34,731

Total assets	421,036,284

Liabilities
Payable for Fund shares redeemed	611,624
Dividends payable	184,649
Management fee payable	110,300
Administration fees payable	45,526
Payable for daily variation margin on open futures contracts	22,228
Distribution fee payable	6,121
Trustees’ fees and expenses payable	2,087
Accrued expenses and other liabilities	78,926

Total liabilities	1,061,461

Total net assets	$419,974,823

NET ASSETS CONSIST OF
Paid-in capital	$425,690,308
Undistributed net investment income	37,877
Accumulated net realized losses on investments	(3,106,359)
Net unrealized losses on investments	(2,647,003)

Total net assets	$419,974,823

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$182,179,253
Shares outstanding – Class A1	21,062,959
Net asset value per share – Class A	$8.65
Maximum offering price per share – Class A2	$8.83
Net assets – Class C	$8,587,774
Shares outstanding – Class C1	994,077
Net asset value per share – Class C	$8.64
Net assets – Class R6	$2,552,599
Shares outstanding – Class R6[1]	294,889
Net asset value per share – Class R6	$8.66
Net assets – Institutional Class	$226,655,197
Shares outstanding – Institutional Class[1]	26,193,524
Net asset value per share – Institutional Class	$8.65

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Short-Term Bond Fund	Statement of operations—year ended August 31, 2018

Investment income
Interest (net of foreign interest withholding taxes of $1,242)	$10,564,748
Income from affiliated securities	220,317

Total investment income	10,785,065

Expenses
Management fee	1,568,099
Administration fees
Class A	330,412
Class C	15,613
Class R6	61 [1]
Institutional Class	185,248
Shareholder servicing fees
Class A	516,269
Class C	24,395
Distribution fee
Class C	73,186
Custody and accounting fees	42,246
Professional fees	54,253
Registration fees	78,866
Shareholder report expenses	47,909
Trustees’ fees and expenses	22,027
Other fees and expenses	13,235

Total expenses	2,971,819
Less: Fee waivers and/or expense reimbursements	(275,477)

Net expenses	2,696,342

Net investment income	8,088,723

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(154,213)
Futures contracts	(1,865,525)

Net realized losses on investments	(2,019,738)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(4,293,133)
Futures contracts	(91,470)

Net change in unrealized gains (losses) on investments	(4,384,603)

Net realized and unrealized gains (losses) on investments	(6,404,341)

Net increase in net assets resulting from operations	$1,684,382

[1]	For the period from July 31, 2018 (commencement of operations) to August 31, 2018

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Short-Term Bond Fund	25

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$8,088,723		$7,341,144
Net realized losses on investments		(2,019,738)		(292,973)
Net change in unrealized gains (losses) on investments		(4,384,603)		(686,076)

Net increase in net assets resulting from operations		1,684,382		6,362,095

Distributions to shareholders from
Net investment income
Class A		(3,469,175)		(3,318,768)
Class C		(90,525)		(75,709)
Class R6		(4,529)[1]		N/A
Institutional Class		(4,526,238)		(3,946,663)

Total distributions to shareholders		(8,090,467)		(7,341,140)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,950,320	25,683,232	3,840,470	33,642,098
Class C	199,067	1,725,463	300,680	2,631,368
Class R6	295,683 [1]	2,557,641 [1]	N/A	N/A
Institutional Class	9,805,488	85,201,932	11,826,160	103,614,345

		115,168,268		139,887,811

Reinvestment of distributions
Class A	376,379	3,266,179	357,529	3,130,762
Class C	8,860	76,773	7,137	62,415
Class R6	517 [1]	4,475 [1]	N/A	N/A
Institutional Class	346,975	3,011,667	314,369	2,754,565

		6,359,094		5,947,742

Payment for shares redeemed
Class A	(8,005,429)	(69,532,343)	(10,195,238)	(89,264,300)
Class C	(510,548)	(4,431,866)	(630,122)	(5,509,876)
Class R6	(1,311)[1]	(11,344)[1]	N/A	N/A
Institutional Class	(10,231,298)	(88,878,420)	(14,653,735)	(128,341,544)

		(162,853,973)		(223,115,720)

Net decrease in net assets resulting from capital share transactions		(41,326,611)		(77,280,167)

Total decrease in net assets		(47,732,696)		(78,259,212)

Net assets
Beginning of period		467,707,519		545,966,731

End of period		$419,974,823		$467,707,519

Undistributed net investment income		$37,877		$39,621

[1]	For the period from July 31, 2018 (commencement of operations) to August 31, 2018

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.77	$8.78	$8.77	$8.82	$8.77
Net investment income	0.15	0.12	0.11	0.09	0.10
Net realized and unrealized gains (losses) on investments	(0.12)	(0.01)	0.04	(0.03)	0.05

Total from investment operations	0.03	0.11	0.15	0.06	0.15
Distributions to shareholders from
Net investment income	(0.15)	(0.12)	(0.11)	(0.09)	(0.10)
Net realized gains	0.00	0.00	(0.03)	(0.02)	0.00

Total distributions to shareholders	(0.15)	(0.12)	(0.14)	(0.11)	(0.10)
Net asset value, end of period	$8.65	$8.77	$8.78	$8.77	$8.82
Total return[1]	0.31%	1.25%	1.77%	0.66%	1.72%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.81%	0.80%	0.82%
Net expenses	0.72%	0.72%	0.72%	0.74%	0.78%
Net investment income	1.68%	1.35%	1.29%	1.00%	1.12%
Supplemental data
Portfolio turnover rate	43%	50%	59%	57%	70%
Net assets, end of period (000s omitted)	$182,179	$225,797	$278,802	$65,454	$59,962

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Bond Fund	27

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.76	$8.77	$8.76	$8.81	$8.76
Net investment income	0.08	0.05	0.05	0.02	0.03
Net realized and unrealized gains (losses) on investments	(0.12)	(0.01)	0.04	(0.03)	0.05

Total from investment operations	(0.04)	0.04	0.09	(0.01)	0.08
Distributions to shareholders from
Net investment income	(0.08)	(0.05)	(0.05)	(0.02)	(0.03)
Net realized gains	0.00	0.00	(0.03)	(0.02)	0.00

Total distributions to shareholders	(0.08)	(0.05)	(0.08)	(0.04)	(0.03)
Net asset value, end of period	$8.64	$8.76	$8.77	$8.76	$8.81
Total return[1]	(0.44)%	0.49%	1.01%	(0.09)%	0.97%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.56%	1.56%	1.55%	1.57%
Net expenses	1.47%	1.47%	1.47%	1.49%	1.53%
Net investment income	0.93%	0.61%	0.53%	0.25%	0.37%
Supplemental data
Portfolio turnover rate	43%	50%	59%	57%	70%
Net assets, end of period (000s omitted)	$8,588	$11,361	$14,204	$11,508	$14,852

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

CLASS R6	Year ended August 31 2018[1]
Net asset value, beginning of period	$8.64
Net investment income	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.02

Total from investment operations	0.04
Distributions to shareholders from
Net investment income	(0.02)
Net asset value, end of period	$8.66
Total return	0.42%
Ratios to average net assets (annualized)
Gross expenses	0.44%
Net expenses	0.40%
Net investment income	2.24%
Supplemental data
Portfolio turnover rate	43%
Net assets, end of period (000s omitted)	$2,553

[1]	For the period from July 31, 2018 (commencement of class operations) to August 31, 2018

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Bond Fund	29

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.78	$8.79	$8.77	$8.83	$8.77
Net investment income	0.17	0.14	0.13	0.11	0.12
Net realized and unrealized gains (losses) on investments	(0.13)	(0.01)	0.05	(0.04)	0.07

Total from investment operations	0.04	0.13	0.18	0.07	0.19
Distributions to shareholders from
Net investment income	(0.17)	(0.14)	(0.13)	(0.11)	(0.13)
Net realized gains	0.00	0.00	(0.03)	(0.02)	0.00

Total distributions to shareholders	(0.17)	(0.14)	(0.16)	(0.13)	(0.13)
Net asset value, end of period	$8.65	$8.78	$8.79	$8.77	$8.83
Total return	0.46%	1.49%	2.14%	0.82%	2.15%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.48%	0.48%	0.47%	0.49%
Net expenses	0.46%	0.48%	0.48%	0.47%	0.47%
Net investment income	1.95%	1.59%	1.51%	1.26%	1.42%
Supplemental data
Portfolio turnover rate	43%	50%	59%	57%	70%
Net assets, end of period (000s omitted)	$226,655	$230,549	$252,961	$306,832	$330,613

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Short-Term Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Short-Term Bond Fund	31

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c) (7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

32	Wells Fargo Short-Term Bond Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $420,721,995 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$519,745
Gross unrealized losses	(3,176,578)
Net unrealized losses	$(2,656,833)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(50)	$50

As of August 31, 2018, the Fund had capital loss carryforwards which consist of $170,149 in short-term capital losses and $1,246,541 in long-term capital losses.

As of August 31, 2018, the Fund had current year deferred post-October capital losses consisting of $744,588 in short-term losses and $935,251 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Short-Term Bond Fund	33

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$26,201,925	$0	$26,201,925

Asset-backed securities	0	48,386,229	0	48,386,229

Corporate bonds and notes	0	180,364,175	0	180,364,175

Municipal obligations	0	22,293,927	0	22,293,927

Non-agency mortgage-backed securities	0	65,341,691	0	65,341,691

Yankee corporate bonds and notes	0	52,322,097	0	52,322,097

Short-term investments
Commercial papers	0	7,697,181	0	7,697,181
Investment companies	14,823,405	0	0	14,823,405
U.S. Treasury securities	624,702	0	0	624,702
	$15,448,107	$402,607,225	$0	$418,055,332
Futures contracts	33,191	0	0	33,191
Total assets	$15,481,298	$402,607,225	$0	$418,088,523
Liabilities
Futures contracts	$23,361	$0	$0	$23,361
Total liabilities	$23,361	$0	$0	$23,361

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

34	Wells Fargo Short-Term Bond Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Class R6	0.03
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 (December 31, 2019 for Class C) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.72% for Class A shares, 1.47% for Class C shares, 0.40% for Class R6 shares, and 0.45% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 28, 2018, the Fund’s expense was capped at 0.48% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2018, Funds Distributor received $464 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$8,874,719	$209,316,943	$175,560	$180,044,529

Notes to financial statements	Wells Fargo Short-Term Bond Fund	35

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2018, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $179,813,790 in long futures contracts and $28,834,314 in short future contracts during the year ended August 31, 2018.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,090,467 and $7,341,140 of ordinary income for the years ended August 31, 2018 and August 31, 2017, respectively.

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred	Capital loss carryforward
$317,427	$(2,751,734)	$(1,679,839)	$(1,416,690)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

36	Wells Fargo Short-Term Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term Bond Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	37

TAX INFORMATION

For the fiscal year ended August 31, 2018, $6,694,700 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	39

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	41

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

42	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for the three-, five-, and ten-year periods under review, but lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays 1-3 Year US Government/Credit Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	43

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

44	Wells Fargo Short-Term Bond Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Short-Term Bond Fund	45
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

46	Wells Fargo Short-Term Bond Fund	Appendix A (unaudited)
•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315409 10-18 A221/AR221 08-18

Annual Report

August 31, 2018

Wells Fargo Short-Term High Yield Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Short-Term High Yield Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Short-Term High Yield Bond Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Short-Term High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kevin J. Maas, CFA®

Thomas M. Price, CFA®

Michael J. Schueller, CFA®

Average annual total returns (%) as of August 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTHX)	2-29-2000	(1.06)	1.92	3.39	2.00	2.54	3.70	0.93	0.82
Class C (WFHYX)	3-31-2008	0.36	1.81	2.93	1.36	1.81	2.93	1.68	1.57
Administrator Class (WDHYX)	7-30-2010	–	–	–	2.16	2.73	3.83	0.87	0.66
Institutional Class (STYIX)	11-30-2012	–	–	–	2.31	2.89	3.90	0.60	0.51
ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index[4]	–	–	–	–	2.04	4.52	6.97	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	7

Growth of $10,000 investment as of August 31, 2018[5]

[1]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator Class shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through December 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, and 0.50% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Short-Term High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A, excluding sales charges) underperformed its benchmark, the ICE BofAML High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index, by 4 basis points (bps; 100 bps equal 1.00%) for the 12-month period that ended August 31, 2018.

∎	The Fund is conservatively positioned relative to the benchmark, which detracted from performance as the Fund generated a lower yield than the index.

∎

The Fund focuses on conservative credit selection and seeks to limit volatility. The Fund has a lower duration than the index, which contributed to performance during a period of higher Treasury rates.

Ten largest holdings (%) as of August 31, 2018[6]
Charter Communications Operating LLC, 4.98%, 4-30-2025	1.77
Ally Financial Incorporated, 3.75%, 11-18-2019	1.61
Virgin Media Bristol LLC, 4.56%, 1-15-2026	1.54
Ineos US Finance LLC, 4.17%, 3-31-2024	1.50
MGM Growth Properties LLC, 4.08%, 3-21-2025	1.46
Level 3 Financing Incorporated, 4.32%, 2-22-2024	1.43
Sprint Communications Incorporated, 9.00%, 11-15-2018	1.39
Equinix Incorporated, 5.38%, 1-1-2022	1.36
SBA Senior Finance II LLC, 4.08%, 4-11-2025	1.34
Service Corporation International, 5.38%, 1-15-2022	1.31

The Fund invests in shorter-duration and more-conservative securities relative to the index.

BB-rated high-yield credit spreads relative to U.S. Treasury yields were unchanged over the period. U.S. economic growth, continued relatively accommodative monetary policy by the U.S. Federal Reserve, and low default rates combined to create a supportive environment for high-yield spreads. Total returns for the high-yield market were limited relative to yields due to the impact of higher Treasury rates.

Our views on the economy, high-yield spreads, and default rates were largely accurate during the period. However, due to the Fund’s strategy of selecting higher-rated, short-term high-yield securities, our focus is on individual credit selection. The overall Fund positioning does not change significantly. Our exposure to floating-rate bank loans did increase approximately 5% during the period as we looked to take advantage of increasing London Interbank Offered Rate levels. The increase in floating-rate holdings also allowed us to maintain an effective duration between 0.8 and 1.0 years during the period, which benefited returns relative to the index during a period of higher short-term Treasury rates.

Credit quality as of August 31, 2018[7]

We continued to adhere to the Fund’s basic portfolio strategy.

The Fund’s investments fit into three principal categories. The first category is composed of short-maturity bonds that we expect to be repaid on the maturity date. The second category is composed of bonds with high coupons that we expect to be refinanced on the call date. These two categories comprised 60% to 70% of the portfolio during the reporting period. The third category consists of floating-rate securities, primarily leveraged loans, which ranged from 29% to 34% of the portfolio.

Yields on the Fund’s leveraged-loan holdings were higher than on its fixed-rate holdings over the period, but the higher yield is appropriate for the greater spread risk, which is the price sensitivity to a change in credit spreads.

Conservative credit selection will likely continue to drive our selection process, and we monitor market conditions to determine the Fund’s floating-rate exposure. We intend to continue evaluating relative-value opportunities for the Fund in the upcoming period, but we do not expect significant changes to overall portfolio positioning.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,012.97	$4.11	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,010.41	$7.91	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%
Administrator Class
Actual	$1,000.00	$1,013.79	$3.30	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,014.55	$2.54	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 53.58%

Consumer Discretionary: 20.36%

Auto Components: 0.65%
American Axle & Manufacturing Incorporated	7.75%	11-15-2019	$4,080,000	$4,284,000
Cooper Tire & Rubber Company	8.00	12-15-2019	2,568,000	2,704,130

				6,988,130

Diversified Consumer Services: 2.07%
Service Corporation International	5.38	1-15-2022	13,800,000	14,011,692
TRI Pointe Group Incorporated	4.38	6-15-2019	8,142,000	8,182,710

				22,194,402

Hotels, Restaurants & Leisure: 2.63%
GLP Capital LP/GLP Financing II Incorporated	4.88	11-1-2020	11,929,000	12,227,225
MGM Resorts International	5.25	3-31-2020	9,365,000	9,552,300
NCL Corporation Limited 144A	4.75	12-15-2021	6,382,000	6,421,888

				28,201,413

Household Durables: 2.34%
KB Home	4.75	5-15-2019	7,835,000	7,854,588
Lennar Corporation	4.50	6-15-2019	3,400,000	3,421,250
Lennar Corporation	6.63	5-1-2020	2,485,000	2,589,519
Pulte Group Incorporated	4.25	3-1-2021	11,145,000	11,204,069

				25,069,426

Internet & Direct Marketing Retail: 1.29%
Netflix Incorporated	5.38	2-1-2021	13,445,000	13,831,544

Media: 7.62%
Cable One Incorporated 144A	5.75	6-15-2022	10,268,000	10,447,690
DISH DBS Corporation	7.88	9-1-2019	11,065,000	11,438,444
LIN Television Corporation	5.88	11-15-2022	2,870,000	2,927,400
National CineMedia LLC	6.00	4-15-2022	10,175,000	10,327,625
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	11,535,000	11,729,653
Outfront Media Capital Corporation	5.25	2-15-2022	10,515,000	10,567,470
Sinclair Television Group Incorporated	6.13	10-1-2022	13,200,000	13,532,640
TEGNA Incorporated	5.13	10-15-2019	6,174,000	6,174,000
TEGNA Incorporated	5.13	7-15-2020	4,505,000	4,544,419

				81,689,341

Specialty Retail: 2.82%
Gap Incorporated	5.95	4-12-2021	8,965,000	9,375,978
Group 1 Automotive Incorporated	5.00	6-1-2022	7,855,000	7,776,450
Penske Auto Group Incorporated	3.75	8-15-2020	1,905,000	1,881,188
Penske Auto Group Incorporated	5.75	10-1-2022	10,920,000	11,138,400

				30,172,016

Textiles, Apparel & Luxury Goods: 0.94%
The William Carter Company	5.25	8-15-2021	9,890,000	10,025,988

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 2.26%

Food Products: 1.31%
B&G Foods Incorporated	4.63%	6-1-2021	$14,070,000	$13,999,650

Personal Products: 0.95%
Edgewell Personal Care Company	4.70	5-19-2021	10,124,000	10,199,930

Energy: 4.79%

Oil, Gas & Consumable Fuels: 4.79%
DCP Midstream Operating LP	2.70	4-1-2019	9,700,000	9,639,375
DCP Midstream Operating LP 144A	5.35	3-15-2020	5,668,000	5,795,530
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	3,190,000	3,289,688
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	6,360,000	6,419,657
Sabine Pass Liquefaction LLC	5.63	2-1-2021	10,000,000	10,428,730
Southern Star Central Corporation 144A	5.13	7-15-2022	8,995,000	8,995,000
Targa Resources Partners LP	4.13	11-15-2019	6,720,000	6,725,376

				51,293,356

Financials: 5.41%

Banks: 0.49%
CIT Group Incorporated	3.88	2-19-2019	5,203,000	5,231,617

Consumer Finance: 4.02%
Ally Financial Incorporated	3.75	11-18-2019	17,160,000	17,224,350
Navient Corporation	5.50	1-15-2019	13,635,000	13,741,353
Springleaf Finance Corporation	5.25	12-15-2019	9,380,000	9,508,975
Toll Brothers Finance Corporation	4.00	12-31-2018	2,650,000	2,650,000

				43,124,678

Real Estate Management & Development: 0.90%
Realogy Group LLC «144A	5.25	12-1-2021	9,645,000	9,645,000

Health Care: 4.68%

Health Care Providers & Services: 4.68%
Acadia Healthcare Company Incorporated	5.13	7-1-2022	7,232,000	7,268,160
Acadia Healthcare Company Incorporated	6.13	3-15-2021	1,618,000	1,630,135
DaVita Incorporated	5.75	8-15-2022	7,755,000	7,861,631
HCA Incorporated	3.75	3-15-2019	4,030,000	4,044,105
HCA Incorporated	6.50	2-15-2020	4,120,000	4,276,560
Lifepoint Health Incorporated	5.50	12-1-2021	10,617,000	10,789,526
Select Medical Corporation	6.38	6-1-2021	5,345,000	5,398,450
Tenet Healthcare Corporation	6.00	10-1-2020	8,550,000	8,881,313

				50,149,880

Industrials: 5.28%

Aerospace & Defense: 2.07%
Alcoa Incorporated	6.15	8-15-2020	8,830,000	9,183,200
Moog Incorporated 144A	5.25	12-1-2022	12,865,000	13,041,894

				22,225,094

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 1.05%
Clean Harbors Incorporated	5.13%	6-1-2021	$11,195,000	$11,222,988

Machinery: 0.88%
CNH Industrial Capital LLC	4.38	11-6-2020	1,425,000	1,442,813
Enpro Industries Incorporated	5.88	9-15-2022	7,780,000	7,925,875

				9,368,688

Trading Companies & Distributors: 1.28%
HD Supply Incorporated 144A	5.75	4-15-2024	10,620,000	11,164,275
International Lease Finance Corporation	6.25	5-15-2019	2,500,000	2,555,341

				13,719,616

Information Technology: 3.38%

Electronic Equipment, Instruments & Components: 1.13%
Sanmina Corporation 144A	4.38	6-1-2019	12,100,000	12,151,425

Software: 0.44%
Symantec Corporation	4.20	9-15-2020	4,635,000	4,664,705

Technology Hardware, Storage & Peripherals: 1.81%
EMC Corporation	2.65	6-1-2020	11,850,000	11,587,506
NCR Corporation	4.63	2-15-2021	7,925,000	7,786,313

				19,373,819

Materials: 2.75%

Chemicals: 0.30%
Huntsman International LLC	4.88	11-15-2020	3,175,000	3,248,025

Containers & Packaging: 1.43%
Ball Corporation	4.38	12-15-2020	10,425,000	10,555,313
Reynolds Group Holdings	5.75	10-15-2020	4,768,010	4,773,970

				15,329,283

Metals & Mining: 1.02%
Freeport-McMoRan Incorporated	3.10	3-15-2020	1,840,000	1,824,636
Steel Dynamics Incorporated	5.13	10-1-2021	8,963,000	9,088,482

				10,913,118

Real Estate: 2.68%

Equity REITs: 1.91%
CoreCivic Incorporated	4.13	4-1-2020	2,545,000	2,551,363
Equinix Incorporated	5.38	1-1-2022	14,195,000	14,618,011
Sabra Health Care REIT Incorporated	5.50	2-1-2021	3,249,000	3,311,949

				20,481,323

Real Estate Management & Development: 0.77%
Taylor Morrison Communities Incorporated 144A	5.25	4-15-2021	8,285,000	8,274,644

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 1.51%

Diversified Telecommunication Services: 0.12%
Hughes Satellite Systems Corporation	6.50%	6-15-2019	$1,215,000	$1,244,039

Wireless Telecommunication Services: 1.39%
Sprint Communications Incorporated 144A	9.00	11-15-2018	14,780,000	14,946,275

Utilities: 0.48%

Independent Power & Renewable Electricity Producers: 0.48%
NRG Energy Incorporated	6.25	7-15-2022	4,967,000	5,128,418

Total Corporate Bonds and Notes (Cost $581,069,649)				574,107,831

Loans: 32.79%

Consumer Discretionary: 4.65%

Auto Components: 0.92%
Allison Transmission Incorporated (1 Month LIBOR +1.75%) ±	3.82	9-23-2022	7,515,033	7,548,399
Belron Finance US LLC (3 Month LIBOR +2.50%) ±	4.84	11-7-2024	2,288,500	2,295,182

				9,843,581

Household Products: 1.44%
Michaels Stores Incorporated (1 Month LIBOR +2.50%) ±	4.57	1-28-2023	10,694,149	10,646,025
The ServiceMaster Company LLC (1 Month LIBOR +2.50%) ±	4.58	11-8-2023	4,828,273	4,829,143

				15,475,168

Media: 2.08%
Altice US Finance I Corporation (1 Month LIBOR +2.25%) ±	4.33	7-28-2025	10,395,000	10,373,378
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.56	1-25-2026	11,902,170	11,905,146

				22,278,524

Specialty Retail: 0.21%
Sally Beauty Holdings LLC (1 Month LIBOR +2.25%) ±	4.33	7-5-2024	2,347,263	2,283,699

Consumer Staples: 1.71%

Food Products: 1.71%
Pinnacle Foods Finance LLC (1 Month LIBOR +1.75%) ±	3.83	2-2-2024	7,262,591	7,262,591
Post Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.07	5-24-2024	11,063,250	11,050,527

				18,313,118

Financials: 3.02%

Diversified Consumer Services: 0.88%
TransUnion LLC (1 Month LIBOR +2.00%) ±	4.08	6-19-2025	9,395,000	9,424,406

Diversified Financial Services: 2.14%
Delos Finance SARL (3 Month LIBOR +1.75%) ±	4.08	10-6-2023	9,865,000	9,889,663
LPL Holdings Incorporated (1 Month LIBOR +2.25%) ±	4.48	9-23-2024	13,064,339	13,061,073

				22,950,736

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 2.55%

Health Care Providers & Services: 1.49%
HCA Incorporated (1 Month LIBOR +1.75%) ±	3.83%	3-18-2023	$10,082,574	$10,124,618
Select Medical Corporation (1 Month LIBOR +2.75%) ±	4.82	3-1-2021	5,870,687	5,897,575

				16,022,193

Health Care Technology: 0.54%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.83	3-1-2024	5,772,138	5,773,754

Pharmaceuticals: 0.52%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	6.38	4-29-2024	5,549,348	5,577,095

Industrials: 9.28%

Airlines: 0.73%
United Airlines Incorporated (1 Month LIBOR +1.75%) ±	3.83	4-1-2024	7,830,875	7,814,587

Commercial Services & Supplies: 3.98%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.21	11-10-2023	12,373,687	12,392,247
Aramark Services Incorporated (3 Month LIBOR +1.75%) ±	4.08	3-28-2024	6,327,661	6,338,228
Aramark Services Incorporated (3 Month LIBOR +1.75%) ±	4.08	3-11-2025	6,344,100	6,352,030
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±	4.38	3-11-2021	13,282,200	13,304,382
Sensata Technologies BV (1 Month LIBOR +1.75%) ±	3.82	10-14-2021	4,187,303	4,196,892

				42,583,779

Communications Equipment: 3.31%
Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	4.08	4-30-2025	19,019,425	19,019,425
Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	4.56	1-15-2026	16,465,000	16,453,804

				35,473,229

Machinery: 1.26%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ± ‡	4.83	1-31-2024	6,097,064	6,104,686
RBS Global Incorporated (1 Month LIBOR +2.00%) ±	4.06	8-21-2024	7,400,000	7,420,794

				13,525,480

Information Technology: 3.33%

Communications Equipment: 0.32%
CommScope Incorporated (1 Month LIBOR +2.00%) ±	4.08	12-29-2022	3,359,949	3,372,549

Electronic Equipment, Instruments & Components: 0.73%
Dell Incorporated (1 Month LIBOR +2.00%) ±	4.08	9-7-2023	2,654,203	2,653,088
Zebra Technologies Corporation (3 Month LIBOR +1.75%) ±	4.06	11-15-2021	5,158,404	5,182,030

				7,835,118

Internet Software & Services: 0.92%
Zayo Group LLC (1 Month LIBOR +2.25%) ±	4.33	1-19-2024	9,837,884	9,870,349

IT Services: 1.07%
First Data Corporation (1 Month LIBOR +2.00%) ±	4.07	7-8-2022	11,495,549	11,487,732

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment: 0.29%
Micron Technology Incorporated (1 Month LIBOR +1.75%) ±	3.83%	4-26-2022	$3,080,000	$3,088,994

Materials: 4.02%

Chemicals: 2.03%
Ashland LLC (1 Month LIBOR +1.75%) ±	3.83	5-17-2024	5,687,550	5,694,659
Ineos US Finance LLC (3 Month LIBOR +2.00%) ±	4.17	3-31-2024	16,137,979	16,111,028

				21,805,687

Containers & Packaging: 1.99%
Berry Global Incorporated (2 Month LIBOR +1.75%) ±	3.94	2-8-2020	11,029,194	11,020,371
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.83	2-5-2023	10,231,375	10,260,636

				21,281,007

Real Estate: 1.46%

Equity REITs: 1.46%
MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	4.08	3-21-2025	15,654,209	15,645,443

Telecommunication Services: 2.77%

Diversified Telecommunication Services: 1.43%
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.32	2-22-2024	15,258,850	15,273,651

Wireless Telecommunication Services: 1.34%
SBA Senior Finance II LLC (1 Month LIBOR +2.00%) ±	4.08	4-11-2025	14,437,500	14,385,381

Total Loans (Cost $352,370,521)				351,385,260

Non-Agency Mortgage-Backed Securities: 0.00%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±±	4.30	4-25-2024	27,041	24,221

Total Non-Agency Mortgage-Backed Securities (Cost $26,779)				24,221

Yankee Corporate Bonds and Notes: 8.76%

Consumer Discretionary: 3.68%

Auto Components: 1.20%
IHO Verwaltungs GmbH 144A	4.13	9-15-2021	12,890,000	12,825,550

Automobiles: 1.23%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	13,235,000	13,235,000

Hotels, Restaurants & Leisure: 1.25%
International Game Technology plc 144A	5.63	2-15-2020	13,120,000	13,349,600

Financials: 1.29%

Banks: 1.28%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	13,670,000	13,687,088

Diversified Financial Services: 0.01%
Virgin Media Finance plc	5.25	1-15-2021	75,000	76,781

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 2.36%

Pharmaceuticals: 2.36%
Bausch Health Companies Incorporated 144A	6.50%	3-15-2022	$11,695,000	$12,104,325
Teva Pharmaceuticals Industries Incorporated	1.70	7-19-2019	13,458,000	13,230,107

				25,334,432

Information Technology: 0.47%

Communications Equipment: 0.29%
Nokia Corporation	5.38	5-15-2019	3,094,000	3,138,708

Semiconductors & Semiconductor Equipment: 0.18%
NXP BV/NXP Funding LLC 144A	4.13	6-15-2020	1,900,000	1,916,625

Materials: 0.96%

Metals & Mining: 0.96%
ArcelorMittal	5.50	3-1-2021	9,970,000	10,331,201

Total Yankee Corporate Bonds and Notes (Cost $95,114,532)				93,894,985

	Yield		Shares
Short-Term Investments: 4.53%

Investment Companies: 4.53%
Securities Lending Cash Investment LLC (l)(r)(u)	2.07		146,956	146,970
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.87		48,392,907	48,392,907

Total Short-Term Investments (Cost $48,539,877)				48,539,877

Total investments in securities (Cost $1,077,121,358)	99.66%	1,067,952,174
Other assets and liabilities, net	0.34	3,593,599

Total net assets	100.00%	$1,071,545,773

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Short-Term High Yield Bond Fund	17

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	25,070,746	13,560,209	38,483,999	146,956	$513	$(513)	$38,797	$146,970
Wells Fargo Government Money Market Fund Select Class	69,795,859	668,530,473	689,933,425	48,392,907	0	0	720,340	48,392,907

					$513	$(513)	$759,137	$48,539,877	4.53%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short-Term High Yield Bond Fund	Statement of assets and liabilities—August 31, 2018

Assets
Investments in unaffiliated securities, (including $143,905 of securities loaned), at value (cost $1,028,581,481)	$1,019,412,297
Investments in affiliated securities, at value (cost $48,539,877)	48,539,877
Receivable for investments sold	59,050
Principal paydown receivable	361
Receivable for Fund shares sold	1,940,455
Receivable for interest	10,198,778
Receivable for securities lending income	134
Prepaid expenses and other assets	7,942

Total assets	1,080,158,894

Liabilities
Payable for Fund shares redeemed	7,563,924
Management fee payable	374,497
Dividends payable	197,727
Payable upon receipt of securities loaned	146,970
Administration fees payable	96,814
Distribution fee payable	54,346
Trustees’ fees and expenses payable	2,019
Accrued expenses and other liabilities	176,824

Total liabilities	8,613,121

Total net assets	$1,071,545,773

NET ASSETS CONSIST OF
Paid-in capital	$1,115,456,923
Undistributed net investment income	7
Accumulated net realized losses on investments	(34,741,973)
Net unrealized losses on investments	(9,169,184)

Total net assets	$1,071,545,773

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$127,024,000
Shares outstanding – Class A1	15,888,492
Net asset value per share – Class A	$7.99
Maximum offering price per share – Class A2	$8.24
Net assets – Class C	$77,168,523
Shares outstanding – Class C1	9,649,351
Net asset value per share – Class C	$8.00
Net assets – Administrator Class	$102,673,219
Shares outstanding – Administrator Class[1]	12,843,336
Net asset value per share – Administrator Class	$7.99
Net assets – Institutional Class	$764,680,031
Shares outstanding – Institutional Class[1]	95,780,010
Net asset value per share – Institutional Class	$7.98

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2018	Wells Fargo Short-Term High Yield Bond Fund	19

Investment income
Interest	$46,149,332
Income from affiliated securities	759,137

Total investment income	46,908,469

Expenses
Management fee	6,020,813
Administration fees
Class A	240,006
Class C	148,689
Administrator Class	113,817
Institutional Class	717,751
Shareholder servicing fees
Class A	375,009
Class C	232,327
Administrator Class	282,081
Distribution fee
Class C	696,980
Custody and accounting fees	90,634
Professional fees	60,411
Registration fees	134,927
Shareholder report expenses	104,493
Trustees’ fees and expenses	22,930
Other fees and expenses	25,409

Total expenses	9,266,277
Less: Fee waivers and/or expense reimbursements	(1,431,276)

Net expenses	7,835,001

Net investment income	39,073,468

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(3,236,382)
Affiliated securities	513

Net realized losses on investments	(3,235,869)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(9,349,697)
Affiliated securities	(513)

Net change in unrealized gains (losses) on investments	(9,350,210)

Net realized and unrealized gains (losses) on investments	(12,586,079)

Net increase in net assets resulting from operations	$26,487,389

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short-Term High Yield Bond Fund	Statement of changes in net assets

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$39,073,468		$43,836,738
Net realized gains (losses) on investments		(3,235,869)		802,646
Net change in unrealized gains (losses) on investments		(9,350,210)		(6,629,131)

Net increase in net assets resulting from operations		26,487,389		38,010,253

Distributions to shareholders from
Net investment income
Class A		(4,410,776)		(6,731,705)
Class C		(2,041,138)		(2,509,379)
Administrator Class		(3,531,933)		(6,042,398)
Institutional Class		(29,089,633)		(28,553,188)

Total distributions to shareholders		(39,073,480)		(43,836,670)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,772,243	30,248,401	8,218,727	66,450,237
Class C	821,295	6,596,115	2,295,200	18,559,388
Administrator Class	4,344,267	34,806,968	10,857,614	87,797,670
Institutional Class	40,175,145	322,039,713	70,215,763	566,574,238

		393,691,197		739,381,533

Reinvestment of distributions
Class A	534,775	4,287,383	809,709	6,545,416
Class C	250,383	2,008,417	300,002	2,425,528
Administrator Class	424,158	3,399,349	692,079	5,593,836
Institutional Class	2,938,060	23,529,667	2,812,373	22,702,333

		33,224,816		37,267,113

Payment for shares redeemed
Class A	(9,754,483)	(78,216,370)	(24,321,739)	(196,820,631)
Class C	(5,207,987)	(41,812,691)	(4,080,018)	(32,986,378)
Administrator Class	(8,542,255)	(68,570,248)	(28,866,091)	(232,943,723)
Institutional Class	(72,766,723)	(582,432,153)	(38,479,828)	(310,549,066)

		(771,031,462)		(773,299,798)

Net increase (decrease) in net assets resulting from capital share transactions		(344,115,449)		3,348,848

Total decrease in net assets		(356,701,540)		(2,477,569)

Net assets
Beginning of period		1,428,247,313		1,430,724,882

End of period		$1,071,545,773		$1,428,247,313

Undistributed net investment income		$7		$19

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term High Yield Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.07	$8.10	$8.07	$8.20	$8.21
Net investment income	0.24	0.23	0.24	0.25	0.27
Net realized and unrealized gains (losses) on investments	(0.08)	(0.03)	0.03	(0.13)	0.01

Total from investment operations	0.16	0.20	0.27	0.12	0.28
Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.24)	(0.25)	(0.27)
Net realized gains	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.24)	(0.23)	(0.24)	(0.25)	(0.29)
Net asset value, end of period	$7.99	$8.07	$8.10	$8.07	$8.20
Total return[1]	2.00%	2.51%	3.37%	1.46%	3.40%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.92%	0.92%	0.92%	0.91%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.96%	2.88%	2.95%	3.11%	3.27%
Supplemental data
Portfolio turnover rate	34%	35%	32%	40%	28%
Net assets, end of period (000s omitted)	$127,024	$172,151	$296,817	$203,856	$276,436

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.07	$8.10	$8.07	$8.20	$8.21
Net investment income	0.18	0.17	0.18	0.19	0.21
Net realized and unrealized gains (losses) on investments	(0.07)	(0.03)	0.03	(0.13)	0.01

Total from investment operations	0.11	0.14	0.21	0.06	0.22
Distributions to shareholders from
Net investment income	(0.18)	(0.17)	(0.18)	(0.19)	(0.21)
Net realized gains	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.18)	(0.17)	(0.18)	(0.19)	(0.23)
Net asset value, end of period	$8.00	$8.07	$8.10	$8.07	$8.20
Total return[1]	1.36%	1.75%	2.60%	0.70%	2.62%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.67%	1.67%	1.67%	1.66%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.21%	2.11%	2.20%	2.36%	2.52%
Supplemental data
Portfolio turnover rate	34%	35%	32%	40%	28%
Net assets, end of period (000s omitted)	$77,169	$111,268	$123,745	$123,521	$143,444

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term High Yield Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.07	$8.10	$8.07	$8.20	$8.20
Net investment income	0.25	0.24	0.25	0.26	0.28
Net realized and unrealized gains (losses) on investments	(0.08)	(0.03)	0.03	(0.13)	0.02

Total from investment operations	0.17	0.21	0.28	0.13	0.30
Distributions to shareholders from
Net investment income	(0.25)	(0.24)	(0.25)	(0.26)	(0.28)
Net realized gains	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.25)	(0.24)	(0.25)	(0.26)	(0.30)
Net asset value, end of period	$7.99	$8.07	$8.10	$8.07	$8.20
Total return	2.16%	2.68%	3.54%	1.62%	3.69%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.86%	0.86%	0.85%	0.84%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.13%	3.03%	3.11%	3.28%	3.44%
Supplemental data
Portfolio turnover rate	34%	35%	32%	40%	28%
Net assets, end of period (000s omitted)	$102,673	$134,070	$274,878	$328,934	$509,059

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.06	$8.09	$8.06	$8.18	$8.19
Net investment income	0.27	0.25	0.26	0.28	0.29
Net realized and unrealized gains (losses) on investments	(0.08)	(0.02)	0.03	(0.13)	0.01

Total from investment operations	0.19	0.23	0.29	0.15	0.30
Distributions to shareholders from
Net investment income	(0.27)	(0.26)	(0.26)	(0.27)	(0.29)
Net realized gains	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.27)	(0.26)	(0.26)	(0.27)	(0.31)
Net asset value, end of period	$7.98	$8.06	$8.09	$8.06	$8.18
Total return	2.31%	2.83%	3.69%	1.90%	3.72%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.59%	0.59%	0.59%	0.58%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.27%	3.16%	3.26%	3.40%	3.58%
Supplemental data
Portfolio turnover rate	34%	35%	32%	40%	28%
Net assets, end of period (000s omitted)	$764,680	$1,010,757	$735,285	$608,704	$540,824

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Short-Term High Yield Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26	Wells Fargo Short-Term High Yield Bond Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $1,077,126,157 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$281,241
Gross unrealized losses	(9,455,224)
Net unrealized losses	$(9,173,983)

Notes to financial statements	Wells Fargo Short-Term High Yield Bond Fund	27

As of August 31, 2018, the Fund had capital loss carryforwards available to offset future net realized capital gains which consist of $11,356,983 in short-term capital losses and $23,380,190 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$574,107,831	$0	$574,107,831

Loans	0	345,280,574	6,104,686	351,385,260

Non-agency mortgage-backed securities	0	24,221	0	24,221

Yankee corporate bonds and notes	0	93,894,985	0	93,894,985

Short-term investments
Investment companies	48,392,907	0	0	48,392,907
Investments measured at net asset value*				146,970
Total assets	$48,392,907	$1,013,307,611	$6,104,686	$1,067,952,174

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $146,970 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

28	Wells Fargo Short-Term High Yield Bond Fund	Notes to financial statements

management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.50% and declining to 0.38% as the average daily net assets of the Fund increase. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.48% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A shares, 1.56% for Class C shares, 0.65% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2018, Funds Distributor received $1,593 from the sale of Class A shares and $150 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Short-Term High Yield Bond Fund	29

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2018 were $404,734,481 and $558,284,572, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $39,073,480 and $43,836,670 of ordinary income for the years ended August 31, 2018 and August 31, 2017, respectively.

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$197,733	$(9,173,983)	$(34,737,173)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

30	Wells Fargo Short-Term High Yield Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term High Yield Bond Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	31

TAX INFORMATION

For the fiscal year ended August 31, 2018, $22,400,790 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term High Yield Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the ICE BofAML 1-5 Year BB Cash Pay High Yield Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	37

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Short-Term High Yield Bond Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	39
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

40	Wells Fargo Short-Term High Yield Bond Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315410 10-18 A222/AR222 08-18

Annual Report

August 31, 2018

Wells Fargo Ultra Short-Term Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Ultra Short-Term Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2018. After advancing during 2017, economic growth and stock markets globally diverged during the first eight months of 2018. For fixed-income investors, taxable bond returns suffered and high-yield and municipal bond returns were positive.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 19.66%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 3.18%. Based on the MSCI EM Index (Net),3 emerging market stocks lost 0.68%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.05% while the Bloomberg Barclays Global Aggregate ex-USD Index5 fell 1.64%. The Bloomberg Barclays Municipal Bond Index6 added 0.49%, and the ICE BofAML U.S. High Yield Index7 was up 3.26%.

Continued optimism in the U.S. characterized the fourth quarter of 2017.

Some observers described economic conditions in late 2017 as a Goldilocks scenario: synchronized global growth, low inflation, healthy corporate earnings, and a weaker U.S. dollar that supported international growth. During the quarter, the U.S. Bureau of Economic Analysis reported that annualized U.S. gross domestic product (GDP) growth for the third quarter of 2017 was 2.8% and inflation remained below U.S. Federal Reserve (Fed) targets. U.S. corporate earnings and consumer confidence improved.

Economic momentum increased in Europe. The Bank of England (BOE) raised interest rates in November 2017 to 0.50%, the first increase in more than 10 years, indicating confidence in the economy’s growth potential. Meanwhile, the European Central Bank and the Bank of Japan kept interest rates low to spur business activities and bought bonds in an effort to encourage equity investments. The People’s Bank of China’s (PBOC’s) policies sought to stimulate business. Many emerging market economies benefited from stronger currencies versus the U.S. dollar, while commodity price increases benefited countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Ultra Short-Term Income Fund	3

Volatility reemerged during the first quarter of 2018 as global tensions and inflation fears increased.

Stock market gains in January 2018 followed the passage of lower U.S. tax rates. Some investors then grew concerned about trade, particularly between the U.S. and China, and the specter of inflation. The Fed followed its 25-basis-point (bp; 100 bps equal 1.00%) federal funds rate increase in December 2017 with a further 25-bp increase in March 2018. The inflation rate in March reached the Fed’s 2% target for the first time in a year.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014. Overseas investment markets reversed strong returns in 2017, hurt by a stronger U.S. dollar and mounting trade and diplomatic tensions. After gaining 27.19% for the 12-month period that ended December 31, 2017, the MSCI ACWI ex USA Index (Net) declined 1.81% for the quarter that ended March 31, 2018.

Global trade tensions escalated during the second quarter.

Global trade tensions escalated throughout the second quarter of 2018. The U.S. government imposed tariffs, and foreign governments in North America, Europe, and Asia retaliated. The escalating tensions chilled investment activity as observers awaited signals of next steps.

Meanwhile, inflation continued an upward trend. The CPI-U8 added 0.1% in June after increases of 0.2% in both April and May. On a year-over-year basis, the all-items index rose 2.9% for the 12 months that ended June 30, 2018. The index for all items less food and energy rose 2.3% for the same 12-month period.

U.S. stocks gained while international stocks and bonds declined during the summer of 2018.

The U.S. economy strengthened during the summer months. Revised second-quarter GDP data released in August showed the U.S. economy growing at a 4.2% rate. After ticking up slightly in June, the unemployment rate in the U.S. was 3.9% in July and August, according to the U.S. Department of Labor. Wages showed more consistent growth than they had in recent quarters, and consumer confidence remained strong.

Several U.S. equity market indices reached records during August, with the S&P 500 Index gaining 7.76% for the three-month period that ended August 31, 2018. International stock values continued to suffer under the effects of a strong U.S. dollar and continuing trade tensions. The MSCI ACWI ex USA Index (Net) and the MSCI EM Index (Net) were down 4.70% and 1.64%, respectively, during the same three-month period.

The Fed increased the federal funds rate in June, and expectations grew that two more rate increases were in the offing in 2018. Long-term interest rates in the U.S. remained at higher levels relative to the prior 10 years. Rates on 10-year and 30-year Treasury bonds—2.46% and 2.81%, respectively, on January 1, 2018—were 2.86% and 3.02%, respectively, on August 31, off their peak levels on May 17, 2018, of 3.11% and 3.25%, respectively. Some investors became more aware of and concerned about the potential for an inverted yield curve—sometimes a recession signal—as short-term rates increased more quickly than long-term rates. The Fed decided to forgo an interest rate increase at its August meeting.

The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

[8]

The Consumer Price Index for All Urban Consumers (CPI-U) measures the changes in the price of a basket of goods and services purchased by urban consumers. The urban consumer population is deemed by many as a better representative measure of the general public because close to 90% of the country’s population lives in highly populated areas. You cannot invest directly in an index.

4	Wells Fargo Ultra Short-Term Income Fund	Letter to shareholders (unaudited)

Internationally, members of Prime Minister Theresa May’s U.K./Brexit negotiating team resigned amid unproductive negotiations. In early August, the BOE’s Monetary Policy Committee increased its key interest rate to 0.75%. Central banks in Europe and Japan maintained low interest rates and accommodative monetary policies. Amid rising trade uncertainty, the PBOC cut reserve requirement ratios and accelerated infrastructure spending and tax cuts for business enterprises and individuals. Nevertheless, a strengthening U.S. dollar and the trade tensions remained headwinds for investors overseas.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

∎

At a meeting held on May 22-23, 2018, the Board of Trustees of the Fund approved changes to the Fund’s Class A sales charge schedule, effective August 1, 2018. In connection with this change, the net asset value (NAV) breakpoint was lowered from $500,000 to $250,000 and NAV purchases of $250,000 or more redeemed within 12 months of purchase are assessed a contingent deferred sales charge (CDSC) of 0.40%. There is no change for purchase amounts below this breakpoint. Beginning August 1, 2018, any purchases made by a shareholder with an active Letter of Intent (LOI) are subject to the terms of the new load schedule.

∎	At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Ultra Short-Term Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Noah M. Wise, CFA®

Average annual total returns (%) as of August 31, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SADAX)	8-31-1999	(0.79)	0.42	1.12	1.24	0.83	1.32	0.80	0.71
Class C (WUSTX)	7-18-2008	(0.40)	0.11	0.58	0.60	0.11	0.58	1.55	1.46
Administrator Class (WUSDX)	4-8-2005	–	–	–	1.39	0.98	1.48	0.74	0.56
Institutional Class (SADIX)	8-31-1999	–	–	–	1.59	1.21	1.68	0.47	0.36
Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index[3]	–	–	–	–	1.54	0.70	0.79	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Income Fund	7

Growth of $10,000 investment as of August 31, 2018[4]

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through December 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, and 0.35% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the Bloomberg Barclays U.S. Government/Credit Bond Index because of the standard minimum one-year-to-maturity constraint. Securities in the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Ultra Short-Term Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed its benchmark, the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index, for the 12-month period that ended August 31, 2018, after deduction of expenses. The Fund’s Institutional Class, which has lower expenses, outperformed the benchmark during the same period.

∎	Overweights to corporate debt and structured products, both of which generated superior returns compared with similar-duration Treasuries, generated positive results for the Fund.

Ten largest holdings (%) as of August 31, 2018[5]
SPDR Portfolio Short Term Corporate Bond ETF	3.00
AT&T Incorporated, 5.00%, 3-1-2021	1.02
Deutsche Telekom International Finance BV, 2.23%, 1-17-2020	0.98
ANZ New Zealand International Limited, 2.60%, 9-23-2019	0.81
Banco Santander Chile, 2.50%, 12-15-2020	0.80
Corporacion Andina de Fomento, 2.00%, 5-10-2019	0.79
Commercial Mortgage Trust Series 2014-LC17 Class A2, 3.16%, 10-10-2047	0.79
Huntington National Bank, 2.38%, 3-10-2020	0.78
Teva Pharmaceuticals Industries Incorporated, 1.70%, 7-19-2019	0.78
Georgia Pacific LLC, 2.54%, 11-15-2019	0.76

Economic growth accelerated and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.9% in real terms, which was above the post-financial-crisis average. Business investment was a significant source of strength, rising 4.8% for the 12 months that ended June 30, 2018. Consumer spending was a net contributor to growth, although it failed to keep pace with the business sector. Inventories were a net detractor from GDP growth, while trade and government spending were modestly positive factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 194,000 jobs per month over the period, while the unemployment rate declined to 3.9% at the end of August 2018 from 4.4% a year earlier. Also encouraging was a 0.2% rise in the employment/population ratio since

August 2017, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.9% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The CPI6 also rose 2.9% over the past year, which accelerated due in part to higher energy prices.

The U.S. Federal Reserve’s (Fed’s) rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s gradual approach to hiking rates is supported by Fed Chairman Jerome Powell’s stated view that there is no sense that inflation will take off or move unexpectedly quickly.

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term maturity instruments. Yields on 2-year Treasuries rose by 130 basis points (bps; 100 bps equal 1.00%) during the period, while 10-year Treasuries were about 75 bps higher. Investment-grade credit spreads tightened rapidly into the start of 2018 after the corporate tax cut was enacted in the U.S. but ended the period slightly wider after trade tensions and heavy supply took their toll on bond prices.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Income Fund	9

Portfolio allocation as of August 31, 2018[7]

The Fund maintained overweights to corporate credit and securitized debt.

The Fund continued to overweight short-term corporate bonds as well as securitized debt while underweighting U.S. Treasuries and agency debentures. The Fund’s investments in corporate debt benefited from a positive credit environment. The other primary sector commitment was to securitized debt: mortgage-backed securities, asset-backed securities, and a subset of agency securities. These spread sectors benefited the Fund due to their yield advantage. We maintained the Fund’s duration at slightly under half a year during the reporting period because we expected short-term interest rates could rise. In addition, we maintained substantial liquidity in the Fund.

We expect modestly above-trend economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters, aided by fiscal stimulus and looser regulations. Real GDP growth in the area of 3% is likely to persist for a period of time, barring some external shock. The biggest risks to the outlook include an escalation in trade tensions and a larger-than-expected slowdown in the Chinese economy.

Please see footnotes on page 7.

10	Wells Fargo Ultra Short-Term Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2018 to August 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2018	Ending account value 8-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,009.34	$3.55	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class C
Actual	$1,000.00	$1,006.73	$7.33	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Administrator Class
Actual	$1,000.00	$1,010.11	$2.79	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,011.12	$1.77	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2018	Wells Fargo Ultra Short-Term Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 11.15%
FDIC Series 2013-R1 Class A 144A	1.15%	3-25-2033	$1,105,050	$1,088,301
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.68	4-1-2038	819,227	863,079
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.90	9-1-2038	1,444,806	1,521,611
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.96	10-1-2038	890,317	941,685
FHLMC (1 Year Treasury Constant Maturity +2.18%) ±	4.00	5-1-2035	383,920	403,122
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	4.05	3-1-2035	803,163	846,268
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.12	4-1-2032	92,970	97,082
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	4.21	1-1-2029	37,909	37,989
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.31	6-1-2032	2,270	2,355
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	4.37	11-1-2035	2,699,141	2,838,669
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	4.37	7-1-2029	2,313	2,384
FHLMC	4.50	2-1-2020	236,913	239,121
FHLMC	4.50	8-1-2020	148,112	149,631
FHLMC	4.50	1-1-2022	130,900	132,334
FHLMC	4.50	6-1-2024	1,236,282	1,278,256
FHLMC	4.50	9-1-2026	1,974,186	2,041,044
FHLMC	5.00	12-1-2019	332,819	337,875
FHLMC	5.50	12-1-2022	549,080	567,538
FHLMC	5.50	12-1-2023	581,673	601,458
FHLMC	6.00	10-1-2021	692,715	713,030
FHLMC	6.00	10-1-2021	770,108	792,034
FHLMC	6.00	1-1-2024	563,753	584,264
FHLMC	7.00	6-1-2031	283,627	310,068
FHLMC	9.00	10-1-2019	5,485	5,511
FHLMC	9.50	9-1-2020	18,774	18,874
FHLMC	9.50	12-1-2022	12,374	12,480
FHLMC	10.00	11-17-2021	4,793	4,796
FHLMC	10.50	5-1-2020	19,263	19,433
FHLMC Series 2611 Class HD	5.00	5-15-2023	639,988	661,765
FHLMC Series 2649 Class WL	4.00	7-15-2023	1,309,525	1,330,217
FHLMC Series 2704 Class BH	4.50	11-15-2023	451,549	463,330
FHLMC Series 2707 Class QE	4.50	11-15-2018	6,177	6,172
FHLMC Series 2843 Class BC	5.00	8-15-2019	25,891	25,938
FHLMC Series 2849 Class B	5.00	8-15-2019	83,780	84,053
FHLMC Series 2855 Class WN	4.00	9-15-2019	13,647	13,669
FHLMC Series 2881 Class AE	5.00	8-15-2034	240,074	244,956
FHLMC Series 2896 Class CB	4.50	11-15-2019	75,081	75,118
FHLMC Series 2953 Class LD	5.00	12-15-2034	197,240	198,175
FHLMC Series 3166 Class AC	5.00	6-15-2021	1,691,388	1,707,019
FHLMC Series 3266 Class D	5.00	1-15-2022	74,093	74,149
FHLMC Series 3609 Class LA	4.00	12-15-2024	53,476	53,600
FHLMC Series 3772 Class HC	3.00	10-15-2018	1,230	1,230
FHLMC Series 3821 Class LA	3.50	4-15-2025	197,167	197,704
FHLMC Series 3834 Class EA	3.50	6-15-2029	277,683	280,812
FHLMC Series 3842 Class CJ	2.00	9-15-2018	751	750
FHLMC Series 3888 Class NA	2.25	1-15-2040	1,875,482	1,828,780
FHLMC Series 3898 Class NE	4.00	7-15-2040	206,539	205,934
FHLMC Series 4172 Class PB	1.50	7-15-2040	379,767	366,128
FHLMC Series 4318 Class LC	2.00	6-15-2038	515,208	506,483
FHLMC Series 4348 Class MH	3.00	6-15-2039	2,432,261	2,415,944

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series K005 Class A2	4.32%	11-25-2019	$500,000	$506,014
FHLMC Series KJ13 Class A1	2.06	9-25-2021	2,002,035	1,980,843
FHLMC Series KP04 Class AG1 (1 Month LIBOR +0.22%) ±	2.30	7-25-2020	4,515,000	4,517,487
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	2.49	10-25-2021	4,058,455	4,062,293
FHLMC Series T-42 Class A6	9.50	2-25-2042	633,886	754,793
FNMA	1.77	9-1-2019	1,077,273	1,068,631
FNMA	2.00	4-1-2023	3,878,018	3,806,561
FNMA	2.48	7-1-2020	3,383,374	3,374,934
FNMA (1 Year Treasury Constant Maturity +2.02%) ±	3.37	12-1-2034	446,448	466,995
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.43	11-1-2031	61,637	64,556
FNMA (6 Month LIBOR +1.39%) ±	3.44	10-1-2031	122,223	124,986
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.53	11-1-2032	480,469	505,038
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.60	11-1-2035	210,267	222,168
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	3.60	5-1-2032	5,165	5,335
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.74	2-1-2036	2,102,881	2,215,353
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.75	11-1-2033	1,950,207	2,052,582
FNMA (6 Month LIBOR +1.51%) ±	3.81	9-1-2037	399,347	412,990
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.83	4-1-2038	2,127,900	2,242,305
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.84	2-1-2035	1,066,257	1,122,325
FNMA (12 Month Treasury Average +2.22%) ±	3.85	8-1-2045	702,589	729,606
FNMA (1 Year Treasury Constant Maturity +1.86%) ±	3.86	1-1-2023	7,294	7,277
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.86	8-1-2036	2,313,958	2,437,787
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.86	12-1-2040	136,746	143,470
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.87	7-1-2038	1,501,262	1,582,439
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.89	11-1-2034	1,068,055	1,130,653
FNMA (12 Month Treasury Average +2.29%) ±	3.94	5-1-2036	821,758	846,403
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.95	2-1-2033	369,464	386,382
FNMA	4.00	3-1-2025	1,120,832	1,147,375
FNMA	4.00	9-1-2026	4,476,653	4,583,350
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	4.04	5-1-2036	836,324	884,482
FNMA (12 Month LIBOR +1.82%) ±	4.04	9-1-2040	2,633,618	2,764,386
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.19	6-1-2032	98,586	102,271
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	4.25	6-1-2034	918,109	967,690
FNMA	4.50	6-1-2019	19,979	20,183
FNMA	4.50	1-1-2027	2,239,891	2,318,005
FNMA	5.00	5-1-2022	508,067	522,539
FNMA	5.00	6-1-2024	2,387,126	2,477,961
FNMA (6 Month LIBOR +2.86%) ±	5.38	4-1-2033	1,385	1,434
FNMA	6.00	4-1-2021	112,920	115,303
FNMA	6.00	1-1-2023	1,376,745	1,429,100
FNMA	6.50	8-1-2031	332,394	366,599
FNMA	8.33	7-15-2020	3,983	4,058
FNMA	9.00	2-15-2020	19,474	19,999
FNMA	9.00	10-15-2021	10,148	10,508
FNMA	9.00	6-1-2024	16,736	16,856
FNMA	9.50	12-1-2020	14,866	15,298
FNMA	10.25	9-1-2021	1,281	1,281
FNMA	10.50	8-1-2020	196	196
FNMA	10.50	4-1-2022	191	192
FNMA Series 1989-30 Class Z	9.50	6-25-2019	5,110	5,169

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Ultra Short-Term Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 1990-111 Class Z	8.75%	9-25-2020	$2,255	$2,344
FNMA Series 1990-119 Class J	9.00	10-25-2020	15,984	16,697
FNMA Series 1990-124 Class Z	9.00	10-25-2020	6,483	6,743
FNMA Series 1990-21 Class Z	9.00	3-25-2020	25,902	26,744
FNMA Series 1990-27 Class Z	9.00	3-25-2020	13,298	13,704
FNMA Series 1990-30 Class D	9.75	3-25-2020	3,495	3,631
FNMA Series 1990-77 Class D	9.00	6-25-2020	11,178	11,369
FNMA Series 1991-132 Class Z	8.00	10-25-2021	34,710	36,574
FNMA Series 1992-71 Class X	8.25	5-25-2022	18,648	19,989
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	347,184	389,866
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	631,798	721,024
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	572,213	674,194
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	677,880	776,352
FNMA Series 2002-W04 Class A6 ±±	4.27	5-25-2042	713,902	729,525
FNMA Series 2003-125 Class AY	4.00	12-25-2018	5,941	5,937
FNMA Series 2003-129 Class AP	4.00	1-25-2019	17	17
FNMA Series 2003-92 Class PE	4.50	9-25-2018	51	51
FNMA Series 2003-W11 Class A1 ±±	5.27	6-25-2033	22,628	23,614
FNMA Series 2003-W3 Class 1A4 ±±	3.86	8-25-2042	35,488	36,791
FNMA Series 2004-10 Class FA (1 Month LIBOR +0.35%) ±	2.41	2-25-2034	218,329	218,530
FNMA Series 2004-17 Class HJ	4.75	4-25-2019	7,671	7,660
FNMA Series 2004-32 Class AY	4.00	5-25-2019	4,700	4,707
FNMA Series 2004-92 Class QY	4.50	8-25-2034	119,376	119,364
FNMA Series 2007-W2 Class 1A1 (1 Month LIBOR +0.32%) ±	2.38	3-25-2037	373,910	373,856
FNMA Series 2008-76 Class GF (1 Month LIBOR +0.65%) ±	2.71	9-25-2023	12,689	12,697
FNMA Series 2008-81 Class LK	5.00	9-25-2023	2,470	2,471
FNMA Series 2009-31 Class B	4.00	5-25-2024	1,690,404	1,693,153
FNMA Series 2010-115 Class NC	2.75	1-25-2039	951,918	941,793
FNMA Series 2010-153 Class AB	2.00	11-25-2018	1,620	1,618
FNMA Series 2010-153 Class BG	2.50	11-25-2018	1,585	1,583
FNMA Series 2010-25 Class ND	3.50	3-25-2025	44,306	44,324
FNMA Series 2010-37 Class A1	5.41	5-25-2035	5,798,322	5,961,160
FNMA Series 2010-57 Class DQ	3.00	6-25-2025	273,089	270,491
FNMA Series 2010-89 Class DP	3.00	6-25-2038	2,049,335	2,053,782
FNMA Series 2011-122 Class A	3.00	12-25-2025	388,510	388,092
FNMA Series 2011-33 Class GA	3.50	10-25-2028	135,443	135,332
FNMA Series 2011-40 Class CA	3.50	12-25-2028	542,989	543,996
FNMA Series 2012-72 Class QE	3.00	1-25-2038	473,641	473,211
FNMA Series 2012-94 Class E	3.00	6-25-2022	23,938	23,928
FNMA Series 2013-26 Class AK	2.50	11-25-2038	4,128,342	4,026,044
FNMA Series 2014-19 Class HA	2.00	6-25-2040	1,034,292	989,239
GNMA	7.00	6-15-2033	411,666	476,236
GNMA Series 2012-57 Class LG	1.50	3-16-2035	215,107	213,483
GNMA Series 2016-H19 Class FE (1 Month LIBOR +0.37%) ±	2.47	6-20-2061	1,362,270	1,361,821
GNMA Series 2017-H13 Class FJ (1 Month LIBOR +0.20%) ±	2.30	5-20-2067	1,818,475	1,816,005
GNMA Series 2017-H16 Class FD (1 Month LIBOR +0.20%) ±	2.30	8-20-2067	3,002,354	2,998,828
Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	2,120,952	2,138,493

Total Agency Securities (Cost $112,959,359)				112,523,722

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 10.03%
Ally Master Owner Trust Series 2017-1 Class A (1 Month LIBOR +0.40%) ±	2.46%	2-15-2021	$1,300,000	$1,301,529
Avis Budget Rental Car Funding LLC Series 2014-1A Class A 144A	2.46	7-20-2020	1,000,000	996,631
CCG Receivables Trust Series 2016-1 Class A2 144A	1.69	9-14-2022	1,608,622	1,601,810
CCG Receivables Trust Series 2017-1 Class A2 144A	1.84	11-14-2023	5,763,539	5,719,952
Chesapeake Funding LLC Series 2017-3A Class A 144A	1.91	8-15-2029	7,464,993	7,379,196
Dell Equipment Finance Trust Series 2017-2 Class A2B (1 Month LIBOR +0.30%) 144A±	2.37	2-24-2020	2,351,283	2,352,074
DLL Securitization Trust Series 2017-A Class A2 144A	1.89	7-15-2020	3,748,670	3,735,431
Education Loan Asset-Backed Trust Series 2013-1 Class A1 (1 Month LIBOR +0.80%) 144A±	2.86	6-25-2026	3,643,166	3,657,724
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	3.06	12-25-2056	1,186,369	1,195,912
Enterprise Fleet Financing Trust Series 2017-1 Class A2 144A	2.13	7-20-2022	3,878,139	3,857,844
Enterprise Fleet Financing Trust Series 2017-2 Class A2 144A	1.97	1-20-2023	1,031,267	1,023,968
Finance of America Structured Series 2017-HB1 Class A 144A±±‡	2.32	11-25-2027	2,601,947	2,594,532
GMF Floorplan Owner Revolving Trust Series 2016-1 Class A2 (1 Month LIBOR +0.85%) 144A±	2.91	5-17-2021	4,655,000	4,675,770
Harley-Davidson Motorcycle Trust Series 2015-1 Class A3	1.41	6-15-2020	198,346	198,159
Hyundai Auto Lease Securitization Trust Series 2017-C Class A3 144A	2.12	2-16-2021	5,320,000	5,280,268
John Deere Owner Trust Series 2016-A Class A3	1.36	4-15-2020	778,653	775,940
Navistar Financial Dealer Note Master Trust Series 2017-1 Class A (1 Month LIBOR +0.78%) 144A±	2.84	6-27-2022	6,000,000	6,026,370
Santander Retail Auto Lease Trust Series 2017-A Class A2A 144A	2.02	3-20-2020	2,370,933	2,362,488
SLC Student Loan Trust Series 2006-2 Class A5 (3 Month LIBOR +0.10%) ±	2.44	9-15-2026	1,917,567	1,915,471
SLM Student Loan Trust Series 2004-1 Class A3 (3 Month LIBOR +0.21%) ±	2.55	4-25-2023	79,787	79,798
SLM Student Loan Trust Series 2004-8A Class A5 (3 Month LIBOR +0.50%) 144A±	2.84	4-25-2024	621,900	622,994
SLM Student Loan Trust Series 2006-10 Class A5A (3 Month LIBOR +0.10%) ±	2.44	4-25-2027	1,581,824	1,580,161
SLM Student Loan Trust Series 2011-2 Class A1 (1 Month LIBOR +0.60%) ±	2.66	11-25-2027	2,131,590	2,141,093
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	2.71	12-27-2038	5,458,109	5,479,079
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	2.61	5-26-2055	4,381,128	4,398,775
South Texas Higher Education 2012-1 Class A2 (3 Month LIBOR +0.85%) ±	3.19	10-1-2024	5,436,836	5,460,541
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	2.58	2-25-2028	130,602	129,676
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	3.28	10-25-2027	6,562,886	6,633,052
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	2.66	1-25-2046	5,608,211	5,579,207
Verizon Owner Trust Series 2017-1A Class A 144A	2.06	9-20-2021	5,175,000	5,129,661
Volvo Financial Equipment LLC Series 2016-1A Class A3 144A	1.67	2-18-2020	144,710	144,331
Wheels SPV LLC Series 2018-1A Class A2 144A	3.06	4-20-2027	3,385,000	3,386,790
World Omni Auto Receivables Trust Series 2016-B Class A3	1.30	2-15-2022	3,880,507	3,837,843

Total Asset-Backed Securities (Cost $101,329,516)				101,254,070

Corporate Bonds and Notes: 33.66%

Consumer Discretionary: 4.17%

Auto Components: 0.36%
ZF North America Capital Incorporated 144A	4.00	4-29-2020	3,641,000	3,672,617

Hotels, Restaurants & Leisure: 0.94%
GLP Capital LP/GLP Financing II Incorporated	4.88	11-1-2020	3,660,000	3,751,500
MGM Resorts International	5.25	3-31-2020	3,660,000	3,733,200
Royal Caribbean Cruises Limited	2.65	11-28-2020	2,000,000	1,966,159

				9,450,859

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Ultra Short-Term Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Household Durables: 0.42%
D.R. Horton Incorporated	3.75%	3-1-2019	$2,990,000	$2,995,811
Lennar Corporation	4.50	11-15-2019	1,220,000	1,232,200

				4,228,011

Media: 2.45%
DIRECTV Holdings LLC	5.88	10-1-2019	4,902,000	5,046,767
Discovery Communications LLC	2.20	9-20-2019	3,725,000	3,694,688
NBCUniversal Enterprise Incorporated 144A	5.25	12-31-2049	6,000,000	6,075,000
TEGNA Incorporated	5.13	7-15-2020	3,660,000	3,692,025
Time Warner Cable Incorporated	4.88	3-15-2020	6,010,000	6,158,231

				24,666,711

Consumer Staples: 1.65%

Food Products: 0.59%
Campbell Soup Company	3.30	3-15-2021	6,040,000	6,008,477

Tobacco: 1.06%
Altria Group Incorporated	9.70	11-10-2018	3,625,000	3,670,969
British American Tobacco Capital Corporation 144A	2.30	8-14-2020	5,215,000	5,120,144
Reynolds American Incorporated	8.13	6-23-2019	1,793,000	1,866,685

				10,657,798

Energy: 1.10%

Oil, Gas & Consumable Fuels: 1.10%
Enable Midstream Partner LP	2.40	5-15-2019	7,465,000	7,430,523
Sabine Pass Liquefaction LLC	5.63	2-1-2021	3,500,000	3,650,055

				11,080,578

Financials: 16.63%

Banks: 7.43%
Australia & New Zealand Banking Group Limited	2.25	11-9-2020	5,790,000	5,674,215
Bank of America Corporation (3 Month LIBOR +0.63%) ±	2.33	10-1-2021	5,000,000	4,896,262
BB&T Corporation	2.15	2-1-2021	7,000,000	6,835,394
Citigroup Incorporated	2.45	1-10-2020	4,000,000	3,969,441
Citigroup Incorporated	2.50	7-29-2019	6,087,000	6,073,701
Discover Bank	2.60	11-13-2018	5,000,000	5,000,300
Fifth Third Bank	2.30	3-15-2019	4,470,000	4,464,728
Huntington National Bank	2.38	3-10-2020	8,000,000	7,912,999
JPMorgan Chase & Company (3 Month LIBOR +0.61%) ±	3.51	6-18-2022	7,000,000	7,033,380
JPMorgan Chase Bank	1.45	9-21-2018	2,000,000	1,999,379
PNC Bank	2.45	11-5-2020	7,000,000	6,899,295
Rabobank Nederland NY	1.38	8-9-2019	7,000,000	6,909,950
US Bank	2.05	10-23-2020	7,460,000	7,303,861

				74,972,905

Capital Markets: 1.50%
Goldman Sachs Group Incorporated	2.00	4-25-2019	4,000,000	3,981,358
Goldman Sachs Group Incorporated	5.38	3-15-2020	5,000,000	5,166,906

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)
Morgan Stanley	2.20%	12-7-2018	$4,000,000	$3,997,361
Morgan Stanley	2.45	2-1-2019	1,960,000	1,959,116

				15,104,741

Consumer Finance: 4.72%
Ally Financial Incorporated	3.25	11-5-2018	7,665,000	7,665,000
BMW US Capital LLC 144A	2.15	4-6-2020	1,000,000	986,006
Capital One Financial Corporation	2.50	5-12-2020	7,000,000	6,927,811
Daimler Finance North America LLC 144A	1.50	7-5-2019	3,000,000	2,967,520
Daimler Finance North America LLC 144A	2.20	5-5-2020	1,480,000	1,455,019
Daimler Finance North America LLC 144A	2.30	2-12-2021	4,000,000	3,900,598
Ford Motor Credit Company LLC	2.94	1-8-2019	3,665,000	3,664,010
Ford Motor Credit Company LLC (3 Month LIBOR +0.88%) ±	3.22	10-12-2021	2,840,000	2,811,770
Hyundai Capital America Incorporated 144A	2.75	9-18-2020	4,000,000	3,929,318
John Deere Capital Corporation	1.95	6-22-2020	3,000,000	2,952,261
Nissan Motor Acceptance Corporation 144A	2.25	1-13-2020	4,000,000	3,948,772
Synchrony Bank	3.65	5-24-2021	2,650,000	2,633,088
Synchrony Financial	2.60	1-15-2019	3,815,000	3,811,372

				47,652,545

Diversified Financial Services: 0.39%
WEA Finance LLC 144A	2.70	9-17-2019	2,975,000	2,965,590
WEA Finance LLC 144A	3.25	10-5-2020	1,000,000	998,426

				3,964,016

Insurance: 2.59%
Axis Specialty Finance LLC	5.88	6-1-2020	1,685,000	1,754,292
Jackson National Life Global Funding 144A	2.30	4-16-2019	3,251,000	3,246,035
Metropolitan Life Global Funding Incorporated 144A	1.55	9-13-2019	5,180,000	5,118,409
Metropolitan Life Global Funding Incorporated 144A	1.75	9-19-2019	3,000,000	2,965,179
PartnerRe Finance B LLC	5.50	6-1-2020	1,000,000	1,034,538
Protective Life Global Funding 144A	2.26	4-8-2020	4,415,000	4,357,889
Reliance Standard Life Insurance 144A	2.15	10-15-2018	7,610,000	7,607,577

				26,083,919

Health Care: 2.44%

Health Care Providers & Services: 1.85%
Anthem Incorporated	2.50	11-21-2020	5,040,000	4,964,444
CVS Health Corporation	3.13	3-9-2020	6,100,000	6,102,716
HCA Incorporated	6.50	2-15-2020	3,685,000	3,825,030
Tenet Healthcare Corporation	6.00	10-1-2020	3,660,000	3,801,825

				18,694,015

Pharmaceuticals: 0.59%
EMD Finance LLC 144A	2.40	3-19-2020	5,965,000	5,888,994

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Ultra Short-Term Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.57%

Airlines: 0.59%
Delta Air Lines Incorporated	2.60%	12-4-2020	$3,000,000	$2,939,702
Delta Air Lines Incorporated	3.40	4-19-2021	3,000,000	2,981,138

				5,920,840

Machinery: 0.34%
CNH Industrial Capital LLC	4.38	11-6-2020	3,375,000	3,417,188

Road & Rail: 0.35%
ERAC USA Finance LLC 144A	2.35	10-15-2019	3,605,000	3,577,025

Transportation Infrastructure: 0.29%
TTX Company 144A	2.25	2-1-2019	2,905,000	2,897,695

Information Technology: 1.34%

Technology Hardware, Storage & Peripherals: 1.34%
EMC Corporation	2.65	6-1-2020	6,660,000	6,512,472
Hewlett Packard Enterprise Company	3.60	10-15-2020	7,000,000	7,047,391

				13,559,863

Materials: 0.76%

Paper & Forest Products: 0.76%
Georgia Pacific LLC 144A	2.54	11-15-2019	7,740,000	7,696,560

Telecommunication Services: 2.67%

Diversified Telecommunication Services: 2.67%
AT&T Incorporated	5.00	3-1-2021	9,915,000	10,293,045
Broadcom International Limited	2.20	1-15-2021	7,000,000	6,786,792
Broadcom International Limited	2.38	1-15-2020	3,720,000	3,680,175
Verizon Communications Incorporated	4.60	4-1-2021	6,000,000	6,207,314

				26,967,326

Utilities: 1.33%

Electric Utilities: 0.61%
Duke Energy Florida LLC	2.10	12-15-2019	1,500,000	1,493,421
Interstate Power & Light Company	5.88	9-15-2018	1,675,000	1,676,491
Pinnacle West Capital Corporation	2.25	11-30-2020	3,000,000	2,933,892

				6,103,804

Multi-Utilities: 0.72%
Black Hills Corporation	2.50	1-11-2019	3,645,000	3,640,474
Dominion Resources Incorporated	2.96	7-1-2019	3,635,000	3,638,755

				7,279,229

Total Corporate Bonds and Notes (Cost $342,658,180)				339,545,716

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2018

Security name			Shares	Value

Exchange-Traded Funds: 3.00%
SPDR Portfolio Short Term Corporate Bond ETF «			1,000,000	$30,260,000

Total Exchange-Traded Funds (Cost $30,200,000)				30,260,000

	Interest rate	Maturity date	Principal
Municipal Obligations: 2.78%

California: 0.36%

Miscellaneous Revenue: 0.36%
Los Angeles CA Municipal Improvement Refunding Bond Convention Center Series A	2.34%	11-1-2018	$3,620,000	3,618,950

Connecticut: 0.64%

GO Revenue: 0.64%
Connecticut Series A	2.30	1-15-2019	5,000,000	4,989,000
Connecticut Series A	5.46	3-1-2019	1,420,000	1,436,188

				6,425,188

Illinois: 0.50%

Miscellaneous Revenue: 0.50%
Illinois	5.00	5-1-2019	4,930,000	5,013,711

Michigan: 0.15%

Miscellaneous Revenue: 0.15%
Michigan Finance Authority Subordinated Bond Series C-2 (Municipal Government Guaranty Insured)	1.61	11-1-2018	1,000,000	999,010
Michigan Finance Authority Subordinated Bond Series C-4 (Municipal Government Guaranty Insured)	2.27	4-1-2019	500,000	495,580

				1,494,590

New Jersey: 0.39%

Miscellaneous Revenue: 0.39%
New Jersey TTFA Series B	1.76	12-15-2018	4,000,000	3,988,440

Wisconsin: 0.74%

Housing Revenue: 0.74%
Wisconsin Healthcare PFA (Citizens Bank LOC)	2.63	11-1-2019	7,610,000	7,502,319

Total Municipal Obligations (Cost $28,142,631)				28,043,198

Non-Agency Mortgage-Backed Securities: 15.93%
Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	1,907,445	1,852,874
BDS Limited Series 2018-FL2 Class A (1 Month LIBOR +0.95%) 144A±	3.01	8-15-2035	2,855,000	2,863,067
BlueMountain CLO Limited Series 2014-2A Class AR (3 Month LIBOR +0.93%) 144A±	3.28	7-20-2026	5,970,000	5,967,737
BX Trust 2017 Series A (1 Month LIBOR +1.05%) 144A±	3.11	10-15-2032	1,615,000	1,616,998
CD Commercial Mortgage Trust Series 2017-CD3 Class A1	1.97	2-10-2050	3,984,842	3,920,460
CGDBB Commercial Mortgage Trust Series 2017-BIOC Class A (1 Month LIBOR +0.79%) 144A±	2.85	7-15-2032	5,600,000	5,599,992
CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	3.15	1-20-2028	7,550,000	7,494,492
CIFC Funding Limited Series 2015-2A Class AR (3 Month LIBOR +0.78%) 144A±	3.12	4-15-2027	7,000,000	6,971,552

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Ultra Short-Term Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust Series 2008-C7 Class AMA ±±	6.34%	12-10-2049	$1,000,000	$1,000,000
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class A2	3.26	10-10-2047	3,563,000	3,574,340
Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	2.91	7-15-2032	6,150,000	6,151,993
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	3.16	7-15-2030	4,715,235	4,698,099
Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	9-20-2021	10,440	10,762
Commercial Mortgage Trust Series 2010-C1 Class A3 144A	4.21	7-10-2046	1,592,394	1,617,667
Commercial Mortgage Trust Series 2014-LC17 Class A2	3.16	10-10-2047	7,925,000	7,944,616
Commercial Mortgage Trust Series 2014-UBS5 Class A2	3.03	9-10-2047	4,518,637	4,521,516
Commercial Mortgage Trust Series 2015-LC23 Class A1	1.81	10-10-2048	5,048,323	4,989,939
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±±	3.29	6-19-2031	148,568	148,653
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	3.21	6-19-2031	91,503	90,023
Crown Point Limited Series 2013-2A Class A1LR (3 Month LIBOR +0.59%) 144A±	2.93	12-31-2023	180,676	180,599
Crown Point Limited Series 2015-3A Class A1AR (3 Month LIBOR +0.91%) 144A±	3.25	12-31-2027	7,030,000	7,029,880
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A1	2.01	11-15-2048	1,511,421	1,496,905
DLJ Mortgage Acceptance Corporation Series 1990-2 Class A ±±	3.37	1-25-2022	12,584	12,584
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	3.19	9-25-2033	373,270	368,068
FirstKey Mortgage Trust Series 2014-1 Class A2 144A±±	3.00	11-25-2044	3,619,260	3,599,242
GS Mortgage Securities Trust Series 2010-C1 Class A1 144A	3.68	8-10-2043	1,784,320	1,791,327
GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	5,315,217	5,478,662
GS Mortgage Securities Trust Series 2013-GC12 Class A2	2.01	6-10-2046	47,820	47,786
GS Mortgage Securities Trust Series 2015-GS1 Class A1	1.94	11-10-2048	570,163	563,960
GS Mortgage Securities Trust Series 2016-GS3 Class A1	1.43	10-10-2049	1,541,461	1,508,775
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	42,122	41,871
Halcyon Loan Advisors Funding Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	3.45	10-22-2025	7,000,000	7,001,379
Housing Securities Incorporated Series 1992-8 Class E ±±	4.95	6-25-2024	37,032	37,324
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	2.23	6-12-2047	2,207,617	2,169,294
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9 Class A3	2.48	12-15-2047	1,692,524	1,690,546
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	115,000	114,576
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C33 Class A1	1.90	12-15-2048	3,824,903	3,794,300
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 Class A1	1.46	8-15-2049	3,227,667	3,156,650
JPMorgan Chase Commercial Mortgage Securities Trust Series 2017-JP5 Class A1	2.09	3-15-2050	3,670,786	3,607,623
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +0.91%) 144A±	2.97	6-15-2035	3,915,000	3,921,093
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	4.31	10-25-2032	7,681	7,678
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A2	3.09	8-15-2046	1,889,657	1,887,631
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class A2	2.98	4-15-2047	2,598,574	2,598,293
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28 Class A1	1.53	1-15-2049	1,581,072	1,551,932
Morgan Stanley Capital I Trust Series 2016-C30 Class A1	1.39	9-15-2049	5,540,226	5,404,373
Neuberger Berman Limited Series 2015-20A Class AR (3 Month LIBOR +0.80%) 144A±	3.14	1-15-2028	4,085,000	4,078,194
Octagon Investment Partners Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±	3.21	5-21-2027	6,300,000	6,295,647
Rait Trust Series 2017-FL7 Class A (1 Month LIBOR +0.95%) 144A±	3.01	6-15-2037	2,193,504	2,194,574
Regatta IV Funding Limited Series 2014-1A Class A2R (3 Month LIBOR +1.02%) 144A±	3.36	7-25-2026	5,245,000	5,245,467

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2018

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±±	3.05%	11-25-2020	$146,108	$146,182
Stonemont Portfolio Trust Series 2017 Class A (1 Month LIBOR +0.85%) 144A±	2.93	8-20-2030	5,169,328	5,169,302
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A2 ±±	8.15	10-25-2024	8,527	8,565
Venture CDO Limited Series 2015-20A Class AR (3 Month LIBOR +0.82%) 144A±	3.16	4-15-2027	7,000,000	6,980,239
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.12	8-25-2032	134,807	131,271
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.12	8-25-2032	126,374	120,450
Wilshire Funding Corporation Series 1998-2 Class M1 ±±	2.00	12-28-2037	221,299	220,602

Total Non-Agency Mortgage-Backed Securities (Cost $161,823,377)				160,687,624

Yankee Corporate Bonds and Notes: 17.13%

Consumer Discretionary: 0.82%

Automobiles: 0.12%
Jaguar Land Rover Limited 144A	4.25	11-15-2019	1,220,000	1,216,950

Media: 0.70%
British Sky Broadcasting Group plc 144A	9.50	11-15-2018	7,000,000	7,092,154

Consumer Staples: 0.09%

Beverages: 0.09%
Suntory Holdings Limited 144A	2.55	9-29-2019	850,000	844,900

Energy: 0.71%

Oil, Gas & Consumable Fuels: 0.71%
TransCanada PipeLines Limited	9.88	1-1-2021	6,200,000	7,127,368

Financials: 12.36%

Banks: 8.63%
ABN AMRO Bank NV 144A	3.40	8-27-2021	7,000,000	6,993,833
ANZ New Zealand International Limited 144A	2.60	9-23-2019	8,175,000	8,142,535
Banco de Credito del Peru 144A	2.25	10-25-2019	4,500,000	4,432,500
Banco Santander Chile 144A	2.50	12-15-2020	8,255,000	8,058,944
Bank of Tokyo-Mitsubishi UFJ Limited 144A	2.15	9-14-2018	3,000,000	2,999,871
Banque Federative du Credit Mutuel SA 144A	2.20	7-20-2020	7,470,000	7,328,556
BPCE SA	2.50	7-15-2019	2,245,000	2,234,704
Commonwealth Bank of Australia 144A	1.75	11-7-2019	5,250,000	5,179,171
DNB Bank ASA 144A	2.13	10-2-2020	7,000,000	6,831,574
Federation des Caisses Desjardins du Quebec 144A	2.25	10-30-2020	5,000,000	4,891,649
ING Bank NV 144A	1.65	8-15-2019	7,000,000	6,909,559
Sumitomo Mitsui Banking Corporation	2.09	10-18-2019	5,000,000	4,939,300
Sumitomo Mitsui Trust Bank Limited 144A	1.95	9-19-2019	7,000,000	6,917,145
Suncorp-Metway Limited 144A	2.38	11-9-2020	4,000,000	3,911,960
Svenska Handelsbanken AB	1.50	9-6-2019	7,395,000	7,294,843

				87,066,144

Capital Markets: 0.97%
BP Capital Markets plc	1.68	5-3-2019	7,000,000	6,961,294
Macquarie Group Limited 144A	6.00	1-14-2020	2,750,000	2,843,014

				9,804,308

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Ultra Short-Term Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 2.10%
Corporacion Andina de Fomento	2.00%	5-10-2019	$8,000,000	$7,949,456
GE Capital International Funding Company	2.34	11-15-2020	6,000,000	5,877,030
UBS AG 144A	2.20	6-8-2020	3,725,000	3,658,047
UBS AG	2.38	8-14-2019	3,730,000	3,715,432

				21,199,965

Insurance: 0.66%
Axis Specialty Finance plc	2.65	4-1-2019	6,641,000	6,632,103

Health Care: 1.30%

Pharmaceuticals: 1.30%
Shire Acquisitions Investment Ireland Limited	1.90	9-23-2019	2,880,000	2,846,465
Shire Acquisitions Investment Ireland Limited	2.40	9-23-2021	2,520,000	2,435,095
Teva Pharmaceuticals Industries Incorporated	1.70	7-19-2019	8,000,000	7,864,531

				13,146,091

Materials: 0.87%

Chemicals: 0.49%
Syngenta Finance NV 144A	3.70	4-24-2020	5,000,000	5,002,656

Metals & Mining: 0.38%
ArcelorMittal SA	5.50	3-1-2021	3,660,000	3,792,597

Telecommunication Services: 0.98%

Diversified Telecommunication Services: 0.98%
Deutsche Telekom International Finance BV 144A	2.23	1-17-2020	10,000,000	9,889,411

Total Yankee Corporate Bonds and Notes (Cost $174,600,905)				172,814,647

	Yield
Short-Term Investments: 6.29%

Commercial Paper: 2.11%
Baptist Memorial Health Care Facilities & Services	2.60	10-5-2018	3,500,000	3,498,530
Catholic Health Initiatives (z)	1.97	9-14-2018	10,000,000	9,992,382
Michigan State University Board of Trustees Series B	2.40	9-10-2018	7,805,000	7,805,234

				21,296,146

			Shares
Investment Companies: 3.99%
Securities Lending Cash Investment LLC (l)(r)(u)	2.07		6,848,410	6,849,095
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.87		33,367,503	33,367,503

				40,216,598

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2018

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.19%
U.S. Treasury Bill (z)#	1.31%	9-13-2018	$1,950,000	$1,949,070

Total Short-Term Investments (Cost $63,463,037)				63,461,814

Total investments in securities (Cost $1,015,177,005)	99.97%	1,008,590,791
Other assets and liabilities, net	0.03	254,576

Total net assets	100.00%	$1,008,845,367

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

‡	Security is valued using significant unobservable inputs.

«	All or a portion of this security is on loan.

(z)	Zero coupon security. The rate represents the current yield to maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

CDO	Collateralized debt obligation

CLO	Collateralized loan obligation

ETF	Exchange-traded fund

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

LIBOR	London Interbank Offered Rate

LOC	Letter of credit

PFA	Public Finance Authority

TTFA	Transportation Trust Fund Authority

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
2-Year U.S. Treasury Notes	(1,483)	12-31-2018	$(313,291,560)	$(313,445,955)	$0	$(154,395)
5-Year U.S. Treasury Notes	(47)	12-31-2018	(5,323,824)	(5,329,727)	0	(5,903)

					$0	$(160,298)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2018	Wells Fargo Ultra Short-Term Income Fund	23

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	0	16,853,860	10,005,450	6,848,410	$0	$0	$26,516	$6,849,095
Wells Fargo Government Money Market Fund Select Class	119,018,607	789,550,336	875,201,440	33,367,503	0	0	646,300	33,367,503

					$0	$0	$672,816	$40,216,598	3.99%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Ultra Short-Term Income Fund	Statement of assets and liabilities—August 31, 2018

Assets
Investments in unaffiliated securities (including $6,687,460 of securities loaned), at value (cost $974,960,407)	$968,374,193
Investments in affiliated securities, at value (cost $40,216,598)	40,216,598
Principal paydown receivable	199,811
Receivable for Fund shares sold	3,669,244
Receivable for interest	6,072,267
Receivable for securities lending income	18,652
Prepaid expenses and other assets	1,553

Total assets	1,018,552,318

Liabilities
Payable upon receipt of securities loaned	6,849,095
Payable for Fund shares redeemed	1,155,037
Dividends payable	828,727
Management fee payable	258,450
Payable for daily variation margin on open futures contracts	143,805
Administration fees payable	95,451
Distribution fee payable	3,546
Trustees’ fees and expenses payable	2,269
Accrued expenses and other liabilities	370,571

Total liabilities	9,706,951

Total net assets	$1,008,845,367

NET ASSETS CONSIST OF
Paid-in capital	$1,048,364,808
Overdistributed net investment income	(597,033)
Accumulated net realized losses on investments	(32,175,896)
Net unrealized losses on investments	(6,746,512)

Total net assets	$1,008,845,367

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$243,908,529
Shares outstanding – Class A1	28,814,437
Net asset value per share – Class A	$8.46
Maximum offering price per share – Class A2	$8.63
Net assets – Class C	$5,055,937
Shares outstanding – Class C1	597,976
Net asset value per share – Class C	$8.46
Net assets – Administrator Class	$15,037,158
Shares outstanding – Administrator Class[1]	1,784,154
Net asset value per share – Administrator Class	$8.43
Net assets – Institutional Class	$744,843,743
Shares outstanding – Institutional Class[1]	88,033,931
Net asset value per share – Institutional Class	$8.46

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2018	Wells Fargo Ultra Short-Term Income Fund	25

Investment income
Interest	$25,292,524
Income from affiliated securities	672,816
Dividends	61,069

Total investment income	26,026,409

Expenses
Management fee	4,184,410
Administration fees
Class A	429,650
Class C	8,575
Administrator Class	25,792
Institutional Class	728,218
Shareholder servicing fees
Class A	671,328
Class C	13,399
Administrator Class	64,018
Distribution fee
Class C	40,198
Custody and accounting fees	89,485
Professional fees	72,965
Registration fees	272,009
Shareholder report expenses	82,616
Trustees’ fees and expenses	23,041
Other fees and expenses	37,500

Total expenses	6,743,204
Less: Fee waivers and/or expense reimbursements	(1,457,962)

Net expenses	5,285,242

Net investment income	20,741,167

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,361,278)
Futures contracts	6,606,498

Net realized gains on investments	5,245,220

Net change in unrealized gains (losses) on:
Unaffiliated securities	(8,376,810)
Futures contracts	(257,002)

Net change in unrealized gains (losses) on investments	(8,633,812)

Net realized and unrealized gains (losses) on investments	(3,388,592)

Net increase in net assets resulting from operations	$17,352,575

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Ultra Short-Term Income Fund	Statement of changes in net assets

	Year ended August 31, 2018		Year ended August 31, 2017

Operations
Net investment income		$20,741,167		$20,208,850
Net realized gains on investments		5,245,220		782,603
Net change in unrealized gains (losses) on investments		(8,633,812)		(2,659,824)

Net increase in net assets resulting from operations		17,352,575		18,331,629

Distributions to shareholders from
Net investment income
Class A		(3,917,235)		(3,275,149)
Class C		(37,856)		(21,988)
Administrator Class		(394,368)		(314,568)
Institutional Class		(16,292,768)		(16,612,992)

Total distributions to shareholders		(20,642,227)		(20,224,697)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,821,346	83,149,259	8,702,208	73,793,334
Class C	132,182	1,117,321	156,489	1,325,887
Administrator Class	5,167,624	43,651,565	1,447,554	12,229,691
Institutional Class	96,798,778	819,199,382	131,295,470	1,113,341,644

		947,117,527		1,200,690,556

Reinvestment of distributions
Class A	449,252	3,800,963	372,917	3,162,637
Class C	4,431	37,441	2,557	21,662
Administrator Class	46,300	390,336	36,668	309,753
Institutional Class	710,263	6,007,655	844,776	7,162,350

		10,236,395		10,656,402

Payment for shares redeemed
Class A	(13,762,670)	(116,485,682)	(14,399,228)	(122,123,201)
Class C	(218,323)	(1,846,435)	(359,267)	(3,043,190)
Administrator Class	(6,654,246)	(56,159,888)	(1,414,056)	(11,944,464)
Institutional Class	(134,706,249)	(1,139,718,949)	(147,978,477)	(1,254,571,635)

		(1,314,210,954)		(1,391,682,490)

Net decrease in net assets resulting from capital share transactions		(356,857,032)		(180,335,532)

Total decrease in net assets		(360,146,684)		(182,228,600)

Net assets
Beginning of period		1,368,992,051		1,551,220,651

End of period		$1,008,845,367		$1,368,992,051

Overdistributed net investment income		$(597,033)		$(695,973)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Income Fund	27

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.48	$8.49	$8.46	$8.53	$8.53
Net investment income	0.13	0.09	0.08	0.05	0.06
Net realized and unrealized gains (losses) on investments	(0.02)	(0.01)	0.03	(0.06)	0.00

Total from investment operations	0.11	0.08	0.11	(0.01)	0.06
Distributions to shareholders from
Net investment income	(0.13)	(0.09)	(0.08)	(0.05)	(0.06)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.13)	(0.09)	(0.08)	(0.06)	(0.06)
Net asset value, end of period	$8.46	$8.48	$8.49	$8.46	$8.53
Total return[1]	1.24%	0.97%	1.28%	(0.07)%	0.74%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.79%	0.77%	0.78%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.47%	1.09%	0.93%	0.64%	0.70%
Supplemental data
Portfolio turnover rate	55%	56%	51%	70%	47%
Net assets, end of period (000s omitted)	$243,909	$274,079	$319,565	$151,561	$196,459

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.47	$8.48	$8.45	$8.52	$8.52
Net investment income (loss)	0.06	0.02	0.01	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.01)	0.00	0.03	(0.06)	0.01

Total from investment operations	0.05	0.02	0.04	(0.07)	0.00
Distributions to shareholders from
Net investment income	(0.06)	(0.03)	(0.01)	(0.00)[1]	(0.00)[1]
Tax basis return of capital	0.00	0.00	0.00	(0.00)[1]	0.00

Total distributions to shareholders	(0.06)	(0.03)	(0.01)	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$8.46	$8.47	$8.48	$8.45	$8.52
Total return[2]	0.60%	0.22%	0.52%	(0.81)%	0.05%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.54%	1.54%	1.52%	1.53%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	0.72%	0.34%	0.17%	(0.10)%	(0.05)%
Supplemental data
Portfolio turnover rate	55%	56%	51%	70%	47%
Net assets, end of period (000s omitted)	$5,056	$5,760	$7,464	$7,642	$9,078

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Income Fund	29

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.45	$8.46	$8.42	$8.50	$8.50
Net investment income	0.13	0.10	0.09	0.07 [1]	0.07
Net realized and unrealized gains (losses) on investments	(0.01)	(0.01)	0.04	(0.07)	0.01

Total from investment operations	0.12	0.09	0.13	0.00	0.08
Distributions to shareholders from
Net investment income	(0.14)	(0.10)	(0.09)	(0.07)	(0.08)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.14)	(0.10)	(0.09)	(0.08)	(0.08)
Net asset value, end of period	$8.43	$8.45	$8.46	$8.42	$8.50
Total return	1.39%	1.12%	1.55%	(0.04)%	0.89%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.73%	0.73%	0.71%	0.72%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	1.54%	1.24%	1.05%	0.81%	0.84%
Supplemental data
Portfolio turnover rate	55%	56%	51%	70%	47%
Net assets, end of period (000s omitted)	$15,037	$27,245	$26,679	$44,682	$119,884

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.48	$8.49	$8.45	$8.53	$8.52
Net investment income	0.15	0.12	0.11	0.08	0.09
Net realized and unrealized gains (losses) on investments	(0.02)	(0.01)	0.04	(0.07)	0.01

Total from investment operations	0.13	0.11	0.15	0.01	0.10
Distributions to shareholders from
Net investment income	(0.15)	(0.12)	(0.11)	(0.08)	(0.09)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.15)	(0.12)	(0.11)	(0.09)	(0.09)
Net asset value, end of period	$8.46	$8.48	$8.49	$8.45	$8.53
Total return	1.59%	1.33%	1.75%	0.16%	1.21%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.46%	0.46%	0.44%	0.45%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.80%	1.43%	1.27%	0.99%	1.05%
Supplemental data
Portfolio turnover rate	55%	56%	51%	70%	47%
Net assets, end of period (000s omitted)	$744,844	$1,061,908	$1,197,514	$1,137,808	$1,418,101

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	31

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

32	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	33

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2018, the aggregate cost of all investments for federal income tax purposes was $1,015,016,707 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,190,540
Gross unrealized losses	(7,776,754)
Net unrealized losses	$(6,586,214)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At August 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(7,738,751)	$7,738,751

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of August 31, 2018, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2019	Short-term	Long-term
$7,448,920	$1,631,759	$23,255,515

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$112,523,722	$0	$112,523,722

Asset-backed securities	0	98,659,538	2,594,532	101,254,070

Corporate bonds and notes	0	339,545,716	0	339,545,716

Exchange-traded funds	30,260,000	0	0	30,260,000

Municipal obligations	0	28,043,198	0	28,043,198

Non-agency mortgage-backed securities	0	160,687,624	0	160,687,624

Yankee corporate bonds and notes	0	172,814,647	0	172,814,647

Short-term investments
Commercial paper	0	21,296,146	0	21,296,146
Investment companies	33,367,503	0	0	33,367,503
U.S. Treasury securities	1,949,070	0	0	1,949,070
Investments measured at net asset value*				6,849,095
Total assets	$65,576,573	$933,570,591	$2,594,532	$1,008,590,791
Liabilities
Futures contracts	$160,298	$0	$0	$160,298
Total liabilities	$160,298	$0	$0	$160,298

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $6,849,095 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2018, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	35

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through December 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Administrator Class shares, and 0.35% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2018, Funds Distributor received $1,181 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2018 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$33,033,659	$590,567,102	$9,754,933	$667,123,584

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2018, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration. The Fund had an average notional amount of $363,440,344 in short futures contracts during the year ended August 31, 2018.

36	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended August 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $20,642,227 and $20,224,697 of ordinary income for the years ended August 31, 2018 and August 31, 2017, respectively.

As of August 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains (losses)	Capital loss carryforward
$231,694	$(6,586,214)	$(32,336,194)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY CHANGES

On August 17, 2018, the Securities and Exchange Commission (“SEC”) adopted Disclosure Update and Simplification, which amends certain disclosure requirements. The amendments are effective for filings subsequent to November 5, 2018. Management expects these amendments will impact the classification of disclosures in the financial statements.

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management is currently evaluating the potential impact of this new guidance to the financial statements.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be mortized to the earliest call date. The amendments do not require an accounting change or securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Ultra Short-Term Income Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Ultra Short-Term Income Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 26, 2018

38	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2018, $15,573,235 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

40	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	N/A
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

42	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Ultra Short-Term Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	43

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays S/T U.S. Govt/Credit Bond Index, all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology.

44	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Ultra Short-Term Income Fund	45

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

46	Wells Fargo Ultra Short-Term Income Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Ultra Short-Term Income Fund	47
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

315411 10-18 A223/AR223 08-18

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2018	Fiscal year ended August 31, 2017
Audit fees	$421,385	$412,012
Audit-related fees	—	—
Tax fees (1)	39,335	38,040
All other fees	—	—

	$460,720	$450,052

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	October 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	October 26, 2018

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	October 26, 2018